UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2025

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® SAI High Income Fund Fidelity® SAI High Income Fund : FSHGX

This annual shareholder report contains information about Fidelity® SAI High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI High Income Fund	$ 57	0.55%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.47% and contributed to performance versus the ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, security selection was the primary contributor, led by telecommunications. Security selection in energy and real estate also boosted the fund's relative result.
•The top individual relative contributor was an overweight in EchoStar (+43%). The company was one of our biggest holdings.
•The second-largest relative contributor was a non-benchmark stake in Redfin (+79%).
•Another notable relative contributor was a non-benchmark stake in U.S. Treasury bonds (+9%). It was the fund's largest holding.
•In contrast, the primary detractor from performance versus the benchmark was an underweight in media. An overweight in energy also hampered the fund's result, as did our choices in technology & electronics.
•The biggest individual relative detractor was an underweight in Dish DBS (+39%).
•A second notable relative detractor was an overweight in Bausch Health (+11%). The company was one of our biggest holdings at period end.
•Another notable relative detractor was a non-benchmark stake in Wolfspeed (-30%).
•Notable changes in positioning include increased exposure to the utility industry and a lower allocation to leisure.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 13, 2021 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® SAI High Income Fund	9.00%	2.83%
ICE® BofA® US High Yield Constrained Index	8.69%	3.30%
Bloomberg U.S. Universal Bond Index	8.14%	-0.39%
A   From May 13, 2021
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$2,231,875,986
Number of Holdings	843
Total Advisory Fee	$8,921,347
Portfolio Turnover	59%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 2.6
A - 0.2
BBB - 2.5
BB - 36.2
B - 34.7
CCC,CC,C - 15.8
Not Rated - 3.2
Equities - 3.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.6

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 82.9
Bank Loan Obligations - 8.1
U.S. Treasury Obligations - 2.6
Alternative Funds - 1.7
Common Stocks - 1.5
Preferred Securities - 1.5
Asset-Backed Securities - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 1.6

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 82.8
Canada - 3.3
United Kingdom - 2.0
France - 1.7
Ireland - 1.1
Australia - 1.0
Luxembourg - 0.6
Switzerland - 0.6
Panama - 0.6
Others - 6.3

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	2.6
Fidelity Private Credit Company LLC	1.7
CCO Holdings LLC / CCO Holdings Capital Corp	1.3
EchoStar Corp	1.3
Altice France SA	1.1
CHS/Community Health Systems Inc	1.1
Carnival Corp	0.9
OneMain Finance Corp	0.9
TransDigm Inc	0.8
Tenet Healthcare Corp	0.8
12.5
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913306.100    6345-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Short Duration High Income Fund Fidelity Advisor® Short Duration High Income Fund Class Z : FIJWX

This annual shareholder report contains information about Fidelity® Short Duration High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 68	0.66%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 8.00% and contributed to performance versus the Fidelity Short Duration High Income Fund Composite Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was security selection in consumer goods. Our choices and an overweight in energy also hampered the fund's relative result.
•A non-benchmark stake in Wolfspeed returned -31% and was the largest individual relative detractor.
•A second notable relative detractor was an overweight in Nabors Industries (-27%).
•An overweight in Univision (+3%) also hurt. It was one of the fund's biggest holdings.
•In contrast, the primary contributor to performance versus the benchmark was security selection in media. Our choices in transportation and telecommunications also boosted the fund's relative result.
•The top individual relative contributor was an overweight in EchoStar (+36%). It was one of the fund's biggest holdings.
•The second-largest relative contributor was an overweight in Altice USA (+11%).
•An overweight in CommScope (+23%) also contributed.
•Notable changes in positioning include decreased exposure to the real estate industry and a higher allocation to financial services.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	7.01%	5.02%	3.85%
Fidelity Short Duration High Income Fund Composite Index℠	7.17%	6.60%	4.82%
ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index	7.33%	6.34%	4.52%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	2.04%
A   From October 2, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$293,880,811
Number of Holdings	565
Total Advisory Fee	$1,680,978
Portfolio Turnover	43%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 1.3
A - 0.3
BBB - 6.0
BB - 36.5
B - 42.4
CCC,CC,C - 8.4
Not Rated - 2.1
Equities - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 77.7
Bank Loan Obligations - 15.3
Preferred Securities - 2.2
U.S. Treasury Obligations - 1.3
Asset-Backed Securities - 0.5
Common Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 87.2
Canada - 4.0
United Kingdom - 2.0
Australia - 0.8
Ireland - 0.8
France - 0.7
Germany - 0.5
Switzerland - 0.5
Grand Cayman (UK Overseas Ter) - 0.5
Others - 3.0

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	2.1
Carnival Corp	1.6
EchoStar Corp	1.5
US Treasury Notes	1.3
Univision Communications Inc	1.3
OneMain Finance Corp	1.1
CCO Holdings LLC / CCO Holdings Capital Corp	1.0
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	1.0
Royal Caribbean Cruises Ltd	1.0
Tenet Healthcare Corp	1.0
12.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913281.100    3289-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Income Fund Fidelity Advisor® High Income Fund Class A : FGQMX

This annual shareholder report contains information about Fidelity® High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 99	0.95%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.52% and contributed to performance versus the ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was an underweight in media. Picks in technology & electronics also hampered the fund's result, as did an overweight in energy.
•The largest individual relative detractor was an underweight in Dish DBS (+39%).
•The second-largest relative detractor was an overweight in Bausch Health (+12%).
•Another notable relative detractor was a non-benchmark stake in Wolfspeed (-29%).
•In contrast, the biggest contributor to performance versus the benchmark was security selection in energy. Our choices and an overweight in telecommunications also boosted the fund's relative performance, as did our picks in real estate.
•The top individual relative contributor was an overweight in EchoStar (+41%). The company was one of the fund's largest holdings.
•A non-benchmark stake in Redfin gained about 80% and was a second notable relative contributor.
•Another notable relative contributor was an overweight in Emergent BioSolutions (+32%). This period we decreased our stake in the firm.
•Notable changes in positioning include increased exposure to the utility industry and a lower allocation to leisure.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 4, 2018 through April 30, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class A (incl. 4.00% sales charge)	3.88%	3.82%	2.93%
Class A (without 4.00% sales charge)	8.21%	4.67%	3.58%
ICE® BofA® US High Yield Constrained Index	8.69%	6.40%	5.06%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	2.08%
A   From December 4, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$2,840,202,158
Number of Holdings	867
Total Advisory Fee	$17,630,744
Portfolio Turnover	70%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 1.4
A - 0.3
BBB - 3.0
BB - 36.3
B - 35.8
CCC,CC,C - 15.4
Not Rated - 3.3
Equities - 3.4
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 84.6
Bank Loan Obligations - 7.3
Preferred Securities - 2.0
Common Stocks - 1.4
U.S. Treasury Obligations - 1.4
Fixed-Income Funds - 1.2
Alternative Funds - 0.8
Asset-Backed Securities - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 83.6
Canada - 3.0
United Kingdom - 1.7
France - 1.6
Ireland - 1.1
Australia - 0.7
Luxembourg - 0.7
Switzerland - 0.6
Germany - 0.6
Others - 6.4

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	1.4
CCO Holdings LLC / CCO Holdings Capital Corp	1.4
iShares Broad USD High Yield Corporate Bond ETF	1.2
EchoStar Corp	1.2
CHS/Community Health Systems Inc	1.1
Altice France SA	1.0
Carnival Corp	1.0
TransDigm Inc	0.9
Level 3 Financing Inc	0.9
Cloud Software Group Inc	0.8
10.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity® Global High Income Fund merged into Fidelity® High Income Fund on September 13, 2024.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913254.100    3311-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Healthy Future Fund Fidelity Advisor® Healthy Future Fund Class A : FAPJX

This annual shareholder report contains information about Fidelity® Healthy Future Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 134	1.30%
What affected the Fund's performance this period?

•Global equities advanced for the 12 months ending April 30, 2025, amid resilient global economic growth, slowing inflation, global monetary easing, a generally weaker U.S. dollar and anticipated earnings growth in 2025, despite challenges that included decelerating earnings growth, changes to U.S. tariff policy and reactive tariff policy changes from other countries.
•Against this backdrop, security selection in the United States and an underweight in Canada detracted from the fund's performance versus the MSCI World Health & Wellness Select Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer discretionary and consumer staples.
•The largest individual relative detractor was an underweight in Tesla (+54%). The company was among our largest holdings this period. The second-largest relative detractor was our non-benchmark stake in Estee Lauder (-56%). A non-benchmark stake in lululemon athletica returned -46% and notably hurt.
•From a regional standpoint, an underweight in Japan and a non-benchmark allocation to emerging markets contributed.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in materials. Picks in real estate also boosted relative performance, as well as  picks and an overweight in information technology.
•The top individual relative contributor this period was avoiding Elevance Health, a benchmark component that returned about -19%. The second-largest relative contributor was our stake in Toyota Motor (+9%). Toyota Motor was not held at period end. A non-benchmark stake in Sprouts Farmers Market gained approximately 161% and notably helped.
•Notable changes in positioning include increased exposure to the United Kingdom and a lower allocation to France. By sector, meaningful changes in positioning include increased exposure to financials and industrials.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 24, 2022 through April 30, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	-1.24%	5.71%
Class A (without 5.75% sales charge)	4.78%	7.86%
MSCI World Health & Wellness Select Index	9.96%	9.68%
MSCI ACWI (All Country World Index) Index	12.20%	12.46%
A   From May 24, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$13,061,501
Number of Holdings	68
Total Advisory Fee	$105,030
Portfolio Turnover	48%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Health Care	31.2
Consumer Staples	25.4
Financials	14.2
Consumer Discretionary	12.5
Industrials	6.0
Information Technology	4.8
Real Estate	1.7
Communication Services	0.9
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.5
Short-Term Investments and Net Other Assets (Liabilities) - 2.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 82.6
United Kingdom - 5.0
Hong Kong - 3.1
France - 3.1
Japan - 1.7
Belgium - 1.7
China - 1.1
Switzerland - 1.0
Germany - 0.4
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
Procter & Gamble Co/The	6.2
Nestle SA	4.9
NVIDIA Corp	4.7
Unilever PLC	4.6
Uber Technologies Inc	3.8
Thermo Fisher Scientific Inc	3.8
Apollo Global Management Inc	3.7
UnitedHealth Group Inc	3.6
AIA Group Ltd	3.1
Colgate-Palmolive Co	2.8
41.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913308.100    6554-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Women's Leadership Fund Fidelity Advisor® Women's Leadership Fund Class M : FWOEX

This annual shareholder report contains information about Fidelity® Women's Leadership Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 123	1.23%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending April 30, 2025, driven by strong corporate profits, the potential for artificial intelligence and the Federal Reserve's mid-September pivot to cutting interest rates. However, beginning in February investor optimism gave way to volatility amid a flurry of executive actions by the new administration and uncertainty stemming from shifting policy priorities, especially related to tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, especially within information technology, where our stock picks in software & services hurt most. Also hurting our result were picks in financials, primarily within the financial services industry, and health care, primarily within the health care equipment & services industry.
•Not owning Cloudflare, a benchmark component that gained 38%, was the largest individual relative detractor. The second-largest relative detractor this period was avoiding Robinhood Markets, a benchmark component that gained 204%. An overweight in Estee Lauder (-58%) also detracted.
•In contrast, the biggest contributors to performance versus the benchmark were picks and an underweight in communication services, primarily within the media & entertainment industry. Picks in consumer discretionary, primarily within the consumer durables & apparel industry, and real estate, primarily within the equity real estate investment trusts industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+24%). The company was one of our biggest holdings. A second notable relative contributor this period was avoiding Teradyne, a benchmark component that returned -47%. An overweight in GE Vernova (+145%) also helped.
•Notable changes in positioning include higher allocations to the consumer staples and industrials sectors.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 1, 2019 through April 30, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	-3.01%	9.93%	7.82%
Class M (without 3.50% sales charge)	0.51%	10.72%	8.46%
MSCI USA Women's Leadership Index	3.35%	10.68%	7.70%
Russell 3000® Index	11.40%	15.12%	12.39%
A   From May 1, 2019
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$132,096,855
Number of Holdings	99
Total Advisory Fee	$858,768
Portfolio Turnover	45%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.1
Industrials	14.6
Financials	13.7
Health Care	13.1
Consumer Discretionary	12.5
Consumer Staples	6.4
Communication Services	6.3
Real Estate	2.9
Energy	2.6
Materials	1.5
Utilities	0.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.4
Ireland - 1.7
France - 1.7
Belgium - 1.1
Netherlands - 1.0
Germany - 0.8
Italy - 0.7
Canada - 0.7
Australia - 0.5
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	6.7
Microsoft Corp	5.6
Amazon.com Inc	4.2
NVIDIA Corp	3.5
Eli Lilly & Co	2.1
JPMorgan Chase & Co	2.0
Alphabet Inc Class A	1.9
Accenture PLC Class A	1.7
Cigna Group/The	1.6
Micron Technology Inc	1.6
30.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913301.100    3399-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Income Fund Fidelity Advisor® High Income Fund Class I : FGTMX

This annual shareholder report contains information about Fidelity® High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 73	0.70%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.52% and contributed to performance versus the ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was an underweight in media. Picks in technology & electronics also hampered the fund's result, as did an overweight in energy.
•The largest individual relative detractor was an underweight in Dish DBS (+39%).
•The second-largest relative detractor was an overweight in Bausch Health (+12%).
•Another notable relative detractor was a non-benchmark stake in Wolfspeed (-29%).
•In contrast, the biggest contributor to performance versus the benchmark was security selection in energy. Our choices and an overweight in telecommunications also boosted the fund's relative performance, as did our picks in real estate.
•The top individual relative contributor was an overweight in EchoStar (+41%). The company was one of the fund's largest holdings.
•A non-benchmark stake in Redfin gained about 80% and was a second notable relative contributor.
•Another notable relative contributor was an overweight in Emergent BioSolutions (+32%). This period we decreased our stake in the firm.
•Notable changes in positioning include increased exposure to the utility industry and a lower allocation to leisure.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 4, 2018 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class I	8.47%	4.93%	3.84%
ICE® BofA® US High Yield Constrained Index	8.69%	6.40%	5.06%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	2.08%
A   From December 4, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$2,840,202,158
Number of Holdings	867
Total Advisory Fee	$17,630,744
Portfolio Turnover	70%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 1.4
A - 0.3
BBB - 3.0
BB - 36.3
B - 35.8
CCC,CC,C - 15.4
Not Rated - 3.3
Equities - 3.4
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 84.6
Bank Loan Obligations - 7.3
Preferred Securities - 2.0
Common Stocks - 1.4
U.S. Treasury Obligations - 1.4
Fixed-Income Funds - 1.2
Alternative Funds - 0.8
Asset-Backed Securities - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 83.6
Canada - 3.0
United Kingdom - 1.7
France - 1.6
Ireland - 1.1
Australia - 0.7
Luxembourg - 0.7
Switzerland - 0.6
Germany - 0.6
Others - 6.4

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	1.4
CCO Holdings LLC / CCO Holdings Capital Corp	1.4
iShares Broad USD High Yield Corporate Bond ETF	1.2
EchoStar Corp	1.2
CHS/Community Health Systems Inc	1.1
Altice France SA	1.0
Carnival Corp	1.0
TransDigm Inc	0.9
Level 3 Financing Inc	0.9
Cloud Software Group Inc	0.8
10.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

Fidelity® Global High Income Fund merged into Fidelity® High Income Fund on September 13, 2024.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913257.100    3314-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Women's Leadership Fund Fidelity Advisor® Women's Leadership Fund Class Z : FWOZX

This annual shareholder report contains information about Fidelity® Women's Leadership Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 57	0.57%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending April 30, 2025, driven by strong corporate profits, the potential for artificial intelligence and the Federal Reserve's mid-September pivot to cutting interest rates. However, beginning in February investor optimism gave way to volatility amid a flurry of executive actions by the new administration and uncertainty stemming from shifting policy priorities, especially related to tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, especially within information technology, where our stock picks in software & services hurt most. Also hurting our result were picks in financials, primarily within the financial services industry, and health care, primarily within the health care equipment & services industry.
•Not owning Cloudflare, a benchmark component that gained 38%, was the largest individual relative detractor. The second-largest relative detractor this period was avoiding Robinhood Markets, a benchmark component that gained 204%. An overweight in Estee Lauder (-58%) also detracted.
•In contrast, the biggest contributors to performance versus the benchmark were picks and an underweight in communication services, primarily within the media & entertainment industry. Picks in consumer discretionary, primarily within the consumer durables & apparel industry, and real estate, primarily within the equity real estate investment trusts industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+24%). The company was one of our biggest holdings. A second notable relative contributor this period was avoiding Teradyne, a benchmark component that returned -47%. An overweight in GE Vernova (+145%) also helped.
•Notable changes in positioning include higher allocations to the consumer staples and industrials sectors.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 1, 2019 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	1.17%	11.45%	9.19%
MSCI USA Women's Leadership Index	3.35%	10.68%	7.70%
Russell 3000® Index	11.40%	15.12%	12.39%
A   From May 1, 2019
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$132,096,855
Number of Holdings	99
Total Advisory Fee	$858,768
Portfolio Turnover	45%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.1
Industrials	14.6
Financials	13.7
Health Care	13.1
Consumer Discretionary	12.5
Consumer Staples	6.4
Communication Services	6.3
Real Estate	2.9
Energy	2.6
Materials	1.5
Utilities	0.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.4
Ireland - 1.7
France - 1.7
Belgium - 1.1
Netherlands - 1.0
Germany - 0.8
Italy - 0.7
Canada - 0.7
Australia - 0.5
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	6.7
Microsoft Corp	5.6
Amazon.com Inc	4.2
NVIDIA Corp	3.5
Eli Lilly & Co	2.1
JPMorgan Chase & Co	2.0
Alphabet Inc Class A	1.9
Accenture PLC Class A	1.7
Cigna Group/The	1.6
Micron Technology Inc	1.6
30.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913303.100    3401-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Women's Leadership Fund Fidelity® Women's Leadership Fund : FWOMX

This annual shareholder report contains information about Fidelity® Women's Leadership Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Women's Leadership Fund	$ 69	0.68%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending April 30, 2025, driven by strong corporate profits, the potential for artificial intelligence and the Federal Reserve's mid-September pivot to cutting interest rates. However, beginning in February investor optimism gave way to volatility amid a flurry of executive actions by the new administration and uncertainty stemming from shifting policy priorities, especially related to tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, especially within information technology, where our stock picks in software & services hurt most. Also hurting our result were picks in financials, primarily within the financial services industry, and health care, primarily within the health care equipment & services industry.
•Not owning Cloudflare, a benchmark component that gained 38%, was the largest individual relative detractor. The second-largest relative detractor this period was avoiding Robinhood Markets, a benchmark component that gained 204%. An overweight in Estee Lauder (-58%) also detracted.
•In contrast, the biggest contributors to performance versus the benchmark were picks and an underweight in communication services, primarily within the media & entertainment industry. Picks in consumer discretionary, primarily within the consumer durables & apparel industry, and real estate, primarily within the equity real estate investment trusts industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+24%). The company was one of our biggest holdings. A second notable relative contributor this period was avoiding Teradyne, a benchmark component that returned -47%. An overweight in GE Vernova (+145%) also helped.
•Notable changes in positioning include higher allocations to the consumer staples and industrials sectors.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 1, 2019 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Women's Leadership Fund	1.09%	11.28%	9.01%
MSCI USA Women's Leadership Index	3.35%	10.68%	7.70%
Russell 3000® Index	11.40%	15.12%	12.39%
A   From May 1, 2019
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$132,096,855
Number of Holdings	99
Total Advisory Fee	$858,768
Portfolio Turnover	45%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.1
Industrials	14.6
Financials	13.7
Health Care	13.1
Consumer Discretionary	12.5
Consumer Staples	6.4
Communication Services	6.3
Real Estate	2.9
Energy	2.6
Materials	1.5
Utilities	0.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.4
Ireland - 1.7
France - 1.7
Belgium - 1.1
Netherlands - 1.0
Germany - 0.8
Italy - 0.7
Canada - 0.7
Australia - 0.5
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	6.7
Microsoft Corp	5.6
Amazon.com Inc	4.2
NVIDIA Corp	3.5
Eli Lilly & Co	2.1
JPMorgan Chase & Co	2.0
Alphabet Inc Class A	1.9
Accenture PLC Class A	1.7
Cigna Group/The	1.6
Micron Technology Inc	1.6
30.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913298.100    3396-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Short Duration High Income Fund Fidelity® Short Duration High Income Fund : FSAHX

This annual shareholder report contains information about Fidelity® Short Duration High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Short Duration High Income Fund	$ 76	0.73%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 8.00% and contributed to performance versus the Fidelity Short Duration High Income Fund Composite Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was security selection in consumer goods. Our choices and an overweight in energy also hampered the fund's relative result.
•A non-benchmark stake in Wolfspeed returned -31% and was the largest individual relative detractor.
•A second notable relative detractor was an overweight in Nabors Industries (-27%).
•An overweight in Univision (+3%) also hurt. It was one of the fund's biggest holdings.
•In contrast, the primary contributor to performance versus the benchmark was security selection in media. Our choices in transportation and telecommunications also boosted the fund's relative result.
•The top individual relative contributor was an overweight in EchoStar (+36%). It was one of the fund's biggest holdings.
•The second-largest relative contributor was an overweight in Altice USA (+11%).
•An overweight in CommScope (+23%) also contributed.
•Notable changes in positioning include decreased exposure to the real estate industry and a higher allocation to financial services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2015 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Short Duration High Income Fund	6.81%	4.92%	3.55%
Fidelity Short Duration High Income Fund Composite Index℠	7.17%	6.60%	4.56%
ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index	7.33%	6.34%	4.45%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	1.87%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$293,880,811
Number of Holdings	565
Total Advisory Fee	$1,680,978
Portfolio Turnover	43%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 1.3
A - 0.3
BBB - 6.0
BB - 36.5
B - 42.4
CCC,CC,C - 8.4
Not Rated - 2.1
Equities - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 77.7
Bank Loan Obligations - 15.3
Preferred Securities - 2.2
U.S. Treasury Obligations - 1.3
Asset-Backed Securities - 0.5
Common Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 87.2
Canada - 4.0
United Kingdom - 2.0
Australia - 0.8
Ireland - 0.8
France - 0.7
Germany - 0.5
Switzerland - 0.5
Grand Cayman (UK Overseas Ter) - 0.5
Others - 3.0

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	2.1
Carnival Corp	1.6
EchoStar Corp	1.5
US Treasury Notes	1.3
Univision Communications Inc	1.3
OneMain Finance Corp	1.1
CCO Holdings LLC / CCO Holdings Capital Corp	1.0
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	1.0
Royal Caribbean Cruises Ltd	1.0
Tenet Healthcare Corp	1.0
12.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913276.100    2580-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Healthy Future Fund Fidelity® Healthy Future Fund : FAPHX

This annual shareholder report contains information about Fidelity® Healthy Future Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Healthy Future Fund	$ 108	1.06%
What affected the Fund's performance this period?

•Global equities advanced for the 12 months ending April 30, 2025, amid resilient global economic growth, slowing inflation, global monetary easing, a generally weaker U.S. dollar and anticipated earnings growth in 2025, despite challenges that included decelerating earnings growth, changes to U.S. tariff policy and reactive tariff policy changes from other countries.
•Against this backdrop, security selection in the United States and an underweight in Canada detracted from the fund's performance versus the MSCI World Health & Wellness Select Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer discretionary and consumer staples.
•The largest individual relative detractor was an underweight in Tesla (+54%). The company was among our largest holdings this period. The second-largest relative detractor was our non-benchmark stake in Estee Lauder (-56%). A non-benchmark stake in lululemon athletica returned -46% and notably hurt.
•From a regional standpoint, an underweight in Japan and a non-benchmark allocation to emerging markets contributed.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in materials. Picks in real estate also boosted relative performance, as well as  picks and an overweight in information technology.
•The top individual relative contributor this period was avoiding Elevance Health, a benchmark component that returned about -19%. The second-largest relative contributor was our stake in Toyota Motor (+9%). Toyota Motor was not held at period end. A non-benchmark stake in Sprouts Farmers Market gained approximately 161% and notably helped.
•Notable changes in positioning include increased exposure to the United Kingdom and a lower allocation to France. By sector, meaningful changes in positioning include increased exposure to financials and industrials.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 24, 2022 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Healthy Future Fund	5.03%	8.13%
MSCI World Health & Wellness Select Index	9.96%	9.68%
MSCI ACWI (All Country World Index) Index	12.20%	12.46%
A   From May 24, 2022
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$13,061,501
Number of Holdings	68
Total Advisory Fee	$105,030
Portfolio Turnover	48%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Health Care	31.2
Consumer Staples	25.4
Financials	14.2
Consumer Discretionary	12.5
Industrials	6.0
Information Technology	4.8
Real Estate	1.7
Communication Services	0.9
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.5
Short-Term Investments and Net Other Assets (Liabilities) - 2.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 82.6
United Kingdom - 5.0
Hong Kong - 3.1
France - 3.1
Japan - 1.7
Belgium - 1.7
China - 1.1
Switzerland - 1.0
Germany - 0.4
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
Procter & Gamble Co/The	6.2
Nestle SA	4.9
NVIDIA Corp	4.7
Unilever PLC	4.6
Uber Technologies Inc	3.8
Thermo Fisher Scientific Inc	3.8
Apollo Global Management Inc	3.7
UnitedHealth Group Inc	3.6
AIA Group Ltd	3.1
Colgate-Palmolive Co	2.8
41.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913307.100    6553-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Women's Leadership Fund Fidelity Advisor® Women's Leadership Fund Class A : FWOAX

This annual shareholder report contains information about Fidelity® Women's Leadership Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 98	0.98%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending April 30, 2025, driven by strong corporate profits, the potential for artificial intelligence and the Federal Reserve's mid-September pivot to cutting interest rates. However, beginning in February investor optimism gave way to volatility amid a flurry of executive actions by the new administration and uncertainty stemming from shifting policy priorities, especially related to tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, especially within information technology, where our stock picks in software & services hurt most. Also hurting our result were picks in financials, primarily within the financial services industry, and health care, primarily within the health care equipment & services industry.
•Not owning Cloudflare, a benchmark component that gained 38%, was the largest individual relative detractor. The second-largest relative detractor this period was avoiding Robinhood Markets, a benchmark component that gained 204%. An overweight in Estee Lauder (-58%) also detracted.
•In contrast, the biggest contributors to performance versus the benchmark were picks and an underweight in communication services, primarily within the media & entertainment industry. Picks in consumer discretionary, primarily within the consumer durables & apparel industry, and real estate, primarily within the equity real estate investment trusts industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+24%). The company was one of our biggest holdings. A second notable relative contributor this period was avoiding Teradyne, a benchmark component that returned -47%. An overweight in GE Vernova (+145%) also helped.
•Notable changes in positioning include higher allocations to the consumer staples and industrials sectors.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 1, 2019 through April 30, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	-5.02%	9.70%	7.68%
Class A (without 5.75% sales charge)	0.78%	11.01%	8.75%
MSCI USA Women's Leadership Index	3.35%	10.68%	7.70%
Russell 3000® Index	11.40%	15.12%	12.39%
A   From May 1, 2019
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$132,096,855
Number of Holdings	99
Total Advisory Fee	$858,768
Portfolio Turnover	45%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.1
Industrials	14.6
Financials	13.7
Health Care	13.1
Consumer Discretionary	12.5
Consumer Staples	6.4
Communication Services	6.3
Real Estate	2.9
Energy	2.6
Materials	1.5
Utilities	0.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.4
Ireland - 1.7
France - 1.7
Belgium - 1.1
Netherlands - 1.0
Germany - 0.8
Italy - 0.7
Canada - 0.7
Australia - 0.5
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	6.7
Microsoft Corp	5.6
Amazon.com Inc	4.2
NVIDIA Corp	3.5
Eli Lilly & Co	2.1
JPMorgan Chase & Co	2.0
Alphabet Inc Class A	1.9
Accenture PLC Class A	1.7
Cigna Group/The	1.6
Micron Technology Inc	1.6
30.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913299.100    3397-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Income Fund Fidelity Advisor® High Income Fund Class M : FGRMX

This annual shareholder report contains information about Fidelity® High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 99	0.95%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.52% and contributed to performance versus the ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was an underweight in media. Picks in technology & electronics also hampered the fund's result, as did an overweight in energy.
•The largest individual relative detractor was an underweight in Dish DBS (+39%).
•The second-largest relative detractor was an overweight in Bausch Health (+12%).
•Another notable relative detractor was a non-benchmark stake in Wolfspeed (-29%).
•In contrast, the biggest contributor to performance versus the benchmark was security selection in energy. Our choices and an overweight in telecommunications also boosted the fund's relative performance, as did our picks in real estate.
•The top individual relative contributor was an overweight in EchoStar (+41%). The company was one of the fund's largest holdings.
•A non-benchmark stake in Redfin gained about 80% and was a second notable relative contributor.
•Another notable relative contributor was an overweight in Emergent BioSolutions (+32%). This period we decreased our stake in the firm.
•Notable changes in positioning include increased exposure to the utility industry and a lower allocation to leisure.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 4, 2018 through April 30, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class M (incl. 4.00% sales charge)	3.88%	3.81%	2.92%
Class M (without 4.00% sales charge)	8.20%	4.66%	3.58%
ICE® BofA® US High Yield Constrained Index	8.69%	6.40%	5.06%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	2.08%
A   From December 4, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$2,840,202,158
Number of Holdings	867
Total Advisory Fee	$17,630,744
Portfolio Turnover	70%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 1.4
A - 0.3
BBB - 3.0
BB - 36.3
B - 35.8
CCC,CC,C - 15.4
Not Rated - 3.3
Equities - 3.4
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 84.6
Bank Loan Obligations - 7.3
Preferred Securities - 2.0
Common Stocks - 1.4
U.S. Treasury Obligations - 1.4
Fixed-Income Funds - 1.2
Alternative Funds - 0.8
Asset-Backed Securities - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 83.6
Canada - 3.0
United Kingdom - 1.7
France - 1.6
Ireland - 1.1
Australia - 0.7
Luxembourg - 0.7
Switzerland - 0.6
Germany - 0.6
Others - 6.4

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	1.4
CCO Holdings LLC / CCO Holdings Capital Corp	1.4
iShares Broad USD High Yield Corporate Bond ETF	1.2
EchoStar Corp	1.2
CHS/Community Health Systems Inc	1.1
Altice France SA	1.0
Carnival Corp	1.0
TransDigm Inc	0.9
Level 3 Financing Inc	0.9
Cloud Software Group Inc	0.8
10.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity® Global High Income Fund merged into Fidelity® High Income Fund on September 13, 2024.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913255.100    3312-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Income Fund Fidelity Advisor® High Income Fund Class C : FGSMX

This annual shareholder report contains information about Fidelity® High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 177	1.70%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.52% and contributed to performance versus the ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was an underweight in media. Picks in technology & electronics also hampered the fund's result, as did an overweight in energy.
•The largest individual relative detractor was an underweight in Dish DBS (+39%).
•The second-largest relative detractor was an overweight in Bausch Health (+12%).
•Another notable relative detractor was a non-benchmark stake in Wolfspeed (-29%).
•In contrast, the biggest contributor to performance versus the benchmark was security selection in energy. Our choices and an overweight in telecommunications also boosted the fund's relative performance, as did our picks in real estate.
•The top individual relative contributor was an overweight in EchoStar (+41%). The company was one of the fund's largest holdings.
•A non-benchmark stake in Redfin gained about 80% and was a second notable relative contributor.
•Another notable relative contributor was an overweight in Emergent BioSolutions (+32%). This period we decreased our stake in the firm.
•Notable changes in positioning include increased exposure to the utility industry and a lower allocation to leisure.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 4, 2018 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	6.40%	3.87%	2.79%
Class C	7.40%	3.87%	2.79%
ICE® BofA® US High Yield Constrained Index	8.69%	6.40%	5.06%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	2.08%
A   From December 4, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$2,840,202,158
Number of Holdings	867
Total Advisory Fee	$17,630,744
Portfolio Turnover	70%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 1.4
A - 0.3
BBB - 3.0
BB - 36.3
B - 35.8
CCC,CC,C - 15.4
Not Rated - 3.3
Equities - 3.4
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 84.6
Bank Loan Obligations - 7.3
Preferred Securities - 2.0
Common Stocks - 1.4
U.S. Treasury Obligations - 1.4
Fixed-Income Funds - 1.2
Alternative Funds - 0.8
Asset-Backed Securities - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 83.6
Canada - 3.0
United Kingdom - 1.7
France - 1.6
Ireland - 1.1
Australia - 0.7
Luxembourg - 0.7
Switzerland - 0.6
Germany - 0.6
Others - 6.4

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	1.4
CCO Holdings LLC / CCO Holdings Capital Corp	1.4
iShares Broad USD High Yield Corporate Bond ETF	1.2
EchoStar Corp	1.2
CHS/Community Health Systems Inc	1.1
Altice France SA	1.0
Carnival Corp	1.0
TransDigm Inc	0.9
Level 3 Financing Inc	0.9
Cloud Software Group Inc	0.8
10.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Operating expenses	Fidelity® Global High Income Fund merged into Fidelity® High Income Fund on September 13, 2024.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913256.100    3313-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Short Duration High Income Fund Fidelity Advisor® Short Duration High Income Fund Class A : FSBHX

This annual shareholder report contains information about Fidelity® Short Duration High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 103	1.00%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 8.00% and contributed to performance versus the Fidelity Short Duration High Income Fund Composite Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was security selection in consumer goods. Our choices and an overweight in energy also hampered the fund's relative result.
•A non-benchmark stake in Wolfspeed returned -31% and was the largest individual relative detractor.
•A second notable relative detractor was an overweight in Nabors Industries (-27%).
•An overweight in Univision (+3%) also hurt. It was one of the fund's biggest holdings.
•In contrast, the primary contributor to performance versus the benchmark was security selection in media. Our choices in transportation and telecommunications also boosted the fund's relative result.
•The top individual relative contributor was an overweight in EchoStar (+36%). It was one of the fund's biggest holdings.
•The second-largest relative contributor was an overweight in Altice USA (+11%).
•An overweight in CommScope (+23%) also contributed.
•Notable changes in positioning include decreased exposure to the real estate industry and a higher allocation to financial services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2015 through April 30, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 4.00% sales charge)	2.27%	3.79%	2.86%
Class A (without 4.00% sales charge)	6.53%	4.65%	3.29%
Fidelity Short Duration High Income Fund Composite Index℠	7.17%	6.60%	4.56%
ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index	7.33%	6.34%	4.45%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	1.87%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$293,880,811
Number of Holdings	565
Total Advisory Fee	$1,680,978
Portfolio Turnover	43%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 1.3
A - 0.3
BBB - 6.0
BB - 36.5
B - 42.4
CCC,CC,C - 8.4
Not Rated - 2.1
Equities - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 77.7
Bank Loan Obligations - 15.3
Preferred Securities - 2.2
U.S. Treasury Obligations - 1.3
Asset-Backed Securities - 0.5
Common Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 87.2
Canada - 4.0
United Kingdom - 2.0
Australia - 0.8
Ireland - 0.8
France - 0.7
Germany - 0.5
Switzerland - 0.5
Grand Cayman (UK Overseas Ter) - 0.5
Others - 3.0

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	2.1
Carnival Corp	1.6
EchoStar Corp	1.5
US Treasury Notes	1.3
Univision Communications Inc	1.3
OneMain Finance Corp	1.1
CCO Holdings LLC / CCO Holdings Capital Corp	1.0
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	1.0
Royal Caribbean Cruises Ltd	1.0
Tenet Healthcare Corp	1.0
12.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913277.100    2581-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Healthy Future Fund Fidelity Advisor® Healthy Future Fund Class M : FAPLX

This annual shareholder report contains information about Fidelity® Healthy Future Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 159	1.55%
What affected the Fund's performance this period?

•Global equities advanced for the 12 months ending April 30, 2025, amid resilient global economic growth, slowing inflation, global monetary easing, a generally weaker U.S. dollar and anticipated earnings growth in 2025, despite challenges that included decelerating earnings growth, changes to U.S. tariff policy and reactive tariff policy changes from other countries.
•Against this backdrop, security selection in the United States and an underweight in Canada detracted from the fund's performance versus the MSCI World Health & Wellness Select Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer discretionary and consumer staples.
•The largest individual relative detractor was an underweight in Tesla (+54%). The company was among our largest holdings this period. The second-largest relative detractor was our non-benchmark stake in Estee Lauder (-56%). A non-benchmark stake in lululemon athletica returned -46% and notably hurt.
•From a regional standpoint, an underweight in Japan and a non-benchmark allocation to emerging markets contributed.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in materials. Picks in real estate also boosted relative performance, as well as  picks and an overweight in information technology.
•The top individual relative contributor this period was avoiding Elevance Health, a benchmark component that returned about -19%. The second-largest relative contributor was our stake in Toyota Motor (+9%). Toyota Motor was not held at period end. A non-benchmark stake in Sprouts Farmers Market gained approximately 161% and notably helped.
•Notable changes in positioning include increased exposure to the United Kingdom and a lower allocation to France. By sector, meaningful changes in positioning include increased exposure to financials and industrials.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 24, 2022 through April 30, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	0.89%	6.30%
Class M (without 3.50% sales charge)	4.55%	7.60%
MSCI World Health & Wellness Select Index	9.96%	9.68%
MSCI ACWI (All Country World Index) Index	12.20%	12.46%
A   From May 24, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$13,061,501
Number of Holdings	68
Total Advisory Fee	$105,030
Portfolio Turnover	48%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Health Care	31.2
Consumer Staples	25.4
Financials	14.2
Consumer Discretionary	12.5
Industrials	6.0
Information Technology	4.8
Real Estate	1.7
Communication Services	0.9
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.5
Short-Term Investments and Net Other Assets (Liabilities) - 2.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 82.6
United Kingdom - 5.0
Hong Kong - 3.1
France - 3.1
Japan - 1.7
Belgium - 1.7
China - 1.1
Switzerland - 1.0
Germany - 0.4
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
Procter & Gamble Co/The	6.2
Nestle SA	4.9
NVIDIA Corp	4.7
Unilever PLC	4.6
Uber Technologies Inc	3.8
Thermo Fisher Scientific Inc	3.8
Apollo Global Management Inc	3.7
UnitedHealth Group Inc	3.6
AIA Group Ltd	3.1
Colgate-Palmolive Co	2.8
41.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913310.100    6556-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Short Duration High Income Fund Fidelity Advisor® Short Duration High Income Fund Class M : FSEHX

This annual shareholder report contains information about Fidelity® Short Duration High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 103	1.00%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 8.00% and contributed to performance versus the Fidelity Short Duration High Income Fund Composite Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was security selection in consumer goods. Our choices and an overweight in energy also hampered the fund's relative result.
•A non-benchmark stake in Wolfspeed returned -31% and was the largest individual relative detractor.
•A second notable relative detractor was an overweight in Nabors Industries (-27%).
•An overweight in Univision (+3%) also hurt. It was one of the fund's biggest holdings.
•In contrast, the primary contributor to performance versus the benchmark was security selection in media. Our choices in transportation and telecommunications also boosted the fund's relative result.
•The top individual relative contributor was an overweight in EchoStar (+36%). It was one of the fund's biggest holdings.
•The second-largest relative contributor was an overweight in Altice USA (+11%).
•An overweight in CommScope (+23%) also contributed.
•Notable changes in positioning include decreased exposure to the real estate industry and a higher allocation to financial services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2015 through April 30, 2025.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 4.00% sales charge)	2.38%	3.82%	2.86%
Class M (without 4.00% sales charge)	6.65%	4.67%	3.29%
Fidelity Short Duration High Income Fund Composite Index℠	7.17%	6.60%	4.56%
ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index	7.33%	6.34%	4.45%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	1.87%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$293,880,811
Number of Holdings	565
Total Advisory Fee	$1,680,978
Portfolio Turnover	43%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 1.3
A - 0.3
BBB - 6.0
BB - 36.5
B - 42.4
CCC,CC,C - 8.4
Not Rated - 2.1
Equities - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 77.7
Bank Loan Obligations - 15.3
Preferred Securities - 2.2
U.S. Treasury Obligations - 1.3
Asset-Backed Securities - 0.5
Common Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 87.2
Canada - 4.0
United Kingdom - 2.0
Australia - 0.8
Ireland - 0.8
France - 0.7
Germany - 0.5
Switzerland - 0.5
Grand Cayman (UK Overseas Ter) - 0.5
Others - 3.0

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	2.1
Carnival Corp	1.6
EchoStar Corp	1.5
US Treasury Notes	1.3
Univision Communications Inc	1.3
OneMain Finance Corp	1.1
CCO Holdings LLC / CCO Holdings Capital Corp	1.0
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	1.0
Royal Caribbean Cruises Ltd	1.0
Tenet Healthcare Corp	1.0
12.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913279.100    2583-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Short Duration High Income Fund Fidelity Advisor® Short Duration High Income Fund Class C : FSDHX

This annual shareholder report contains information about Fidelity® Short Duration High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 180	1.75%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 8.00% and contributed to performance versus the Fidelity Short Duration High Income Fund Composite Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was security selection in consumer goods. Our choices and an overweight in energy also hampered the fund's relative result.
•A non-benchmark stake in Wolfspeed returned -31% and was the largest individual relative detractor.
•A second notable relative detractor was an overweight in Nabors Industries (-27%).
•An overweight in Univision (+3%) also hurt. It was one of the fund's biggest holdings.
•In contrast, the primary contributor to performance versus the benchmark was security selection in media. Our choices in transportation and telecommunications also boosted the fund's relative result.
•The top individual relative contributor was an overweight in EchoStar (+36%). It was one of the fund's biggest holdings.
•The second-largest relative contributor was an overweight in Altice USA (+11%).
•An overweight in CommScope (+23%) also contributed.
•Notable changes in positioning include decreased exposure to the real estate industry and a higher allocation to financial services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2015 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	4.73%	3.87%	2.67%
Class C	5.73%	3.87%	2.67%
Fidelity Short Duration High Income Fund Composite Index℠	7.17%	6.60%	4.56%
ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index	7.33%	6.34%	4.45%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	1.87%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$293,880,811
Number of Holdings	565
Total Advisory Fee	$1,680,978
Portfolio Turnover	43%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 1.3
A - 0.3
BBB - 6.0
BB - 36.5
B - 42.4
CCC,CC,C - 8.4
Not Rated - 2.1
Equities - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 77.7
Bank Loan Obligations - 15.3
Preferred Securities - 2.2
U.S. Treasury Obligations - 1.3
Asset-Backed Securities - 0.5
Common Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 87.2
Canada - 4.0
United Kingdom - 2.0
Australia - 0.8
Ireland - 0.8
France - 0.7
Germany - 0.5
Switzerland - 0.5
Grand Cayman (UK Overseas Ter) - 0.5
Others - 3.0

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	2.1
Carnival Corp	1.6
EchoStar Corp	1.5
US Treasury Notes	1.3
Univision Communications Inc	1.3
OneMain Finance Corp	1.1
CCO Holdings LLC / CCO Holdings Capital Corp	1.0
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	1.0
Royal Caribbean Cruises Ltd	1.0
Tenet Healthcare Corp	1.0
12.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913278.100    2582-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Capital & Income Fund Fidelity® Capital & Income Fund : FAGIX

This annual shareholder report contains information about Fidelity® Capital & Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Capital & Income Fund	$ 65	0.63%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.29% and contributed to performance versus the ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year.
•By industry, security selection was the primary relative detractor, especially within technology & electronics. Our choices in basic industry also hampered the fund's result, as did our choices and an underweight in media.
•The fund's non-benchmark stake in Wolfspeed returned -40% and was the largest individual relative detractor. A second notable relative detractor was an overweight in ON Semiconductor (-35%). Another relative detractor was negligible exposure to Charter Communications (+1%), which was not held at period end.
•In contrast, the primary contributors to performance versus the benchmark was security selection in energy, telecommunications and automotive.
•The top individual relative contributor was an overweight in EchoStar (+33%). It was the fund's top holding at period end. The second-largest relative contributor was an overweight in Vistra Operations (+32%). It was one of the fund's biggest holdings. Another notable relative contributor was a non-benchmark stake in BYD (+76%).
•Notable changes in positioning include decreased exposure to the banking industry and a higher allocation to telecommunications.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2015 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Capital & Income Fund	6.89%	9.15%	6.02%
ICE® BofA® US High Yield Constrained Index	8.69%	6.40%	4.79%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	1.87%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$13,152,591,245
Number of Holdings	752
Total Advisory Fee	$82,749,854
Portfolio Turnover	19%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

A - 0.0
BBB - 6.6
BB - 20.3
B - 28.0
CCC,CC,C - 8.9
Not Rated - 2.5
Equities - 22.6
Short-Term Investments and Net Other Assets (Liabilities) - 11.1

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 52.0
Common Stocks - 19.8
Bank Loan Obligations - 11.4
Alternative Funds - 2.8
Preferred Securities - 2.6
Asset-Backed Securities - 0.3
Preferred Stocks - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 11.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 90.9
Canada - 2.2
United Kingdom - 1.7
France - 1.5
China - 0.6
Netherlands - 0.5
Australia - 0.4
Luxembourg - 0.4
Taiwan - 0.3
Others - 1.5

TOP HOLDINGS (% of Fund's net assets)
Fidelity Private Credit Company LLC	2.8
TransDigm Inc	2.3
EchoStar Corp	1.9
Ally Financial Inc	1.4
Altice France SA	1.4
X Corp	1.4
NVIDIA Corp	1.2
Energy Transfer LP	1.2
Tenet Healthcare Corp	1.1
Meta Platforms Inc Class A	1.1
15.8
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund added a contractual management fee waiver during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913245.100    38-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Income Fund Fidelity Advisor® High Income Fund Class Z : FGUMX

This annual shareholder report contains information about Fidelity® High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 63	0.60%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.52% and contributed to performance versus the ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was an underweight in media. Picks in technology & electronics also hampered the fund's result, as did an overweight in energy.
•The largest individual relative detractor was an underweight in Dish DBS (+39%).
•The second-largest relative detractor was an overweight in Bausch Health (+12%).
•Another notable relative detractor was a non-benchmark stake in Wolfspeed (-29%).
•In contrast, the biggest contributor to performance versus the benchmark was security selection in energy. Our choices and an overweight in telecommunications also boosted the fund's relative performance, as did our picks in real estate.
•The top individual relative contributor was an overweight in EchoStar (+41%). The company was one of the fund's largest holdings.
•A non-benchmark stake in Redfin gained about 80% and was a second notable relative contributor.
•Another notable relative contributor was an overweight in Emergent BioSolutions (+32%). This period we decreased our stake in the firm.
•Notable changes in positioning include increased exposure to the utility industry and a lower allocation to leisure.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 4, 2018 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	8.58%	5.04%	3.95%
ICE® BofA® US High Yield Constrained Index	8.69%	6.40%	5.06%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	2.08%
A   From December 4, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$2,840,202,158
Number of Holdings	867
Total Advisory Fee	$17,630,744
Portfolio Turnover	70%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 1.4
A - 0.3
BBB - 3.0
BB - 36.3
B - 35.8
CCC,CC,C - 15.4
Not Rated - 3.3
Equities - 3.4
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 84.6
Bank Loan Obligations - 7.3
Preferred Securities - 2.0
Common Stocks - 1.4
U.S. Treasury Obligations - 1.4
Fixed-Income Funds - 1.2
Alternative Funds - 0.8
Asset-Backed Securities - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 83.6
Canada - 3.0
United Kingdom - 1.7
France - 1.6
Ireland - 1.1
Australia - 0.7
Luxembourg - 0.7
Switzerland - 0.6
Germany - 0.6
Others - 6.4

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	1.4
CCO Holdings LLC / CCO Holdings Capital Corp	1.4
iShares Broad USD High Yield Corporate Bond ETF	1.2
EchoStar Corp	1.2
CHS/Community Health Systems Inc	1.1
Altice France SA	1.0
Carnival Corp	1.0
TransDigm Inc	0.9
Level 3 Financing Inc	0.9
Cloud Software Group Inc	0.8
10.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Operating expenses	Fidelity® Global High Income Fund merged into Fidelity® High Income Fund on September 13, 2024.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913258.100    3316-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Women's Leadership Fund Fidelity Advisor® Women's Leadership Fund Class I : FWMNX

This annual shareholder report contains information about Fidelity® Women's Leadership Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 70	0.69%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending April 30, 2025, driven by strong corporate profits, the potential for artificial intelligence and the Federal Reserve's mid-September pivot to cutting interest rates. However, beginning in February investor optimism gave way to volatility amid a flurry of executive actions by the new administration and uncertainty stemming from shifting policy priorities, especially related to tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, especially within information technology, where our stock picks in software & services hurt most. Also hurting our result were picks in financials, primarily within the financial services industry, and health care, primarily within the health care equipment & services industry.
•Not owning Cloudflare, a benchmark component that gained 38%, was the largest individual relative detractor. The second-largest relative detractor this period was avoiding Robinhood Markets, a benchmark component that gained 204%. An overweight in Estee Lauder (-58%) also detracted.
•In contrast, the biggest contributors to performance versus the benchmark were picks and an underweight in communication services, primarily within the media & entertainment industry. Picks in consumer discretionary, primarily within the consumer durables & apparel industry, and real estate, primarily within the equity real estate investment trusts industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+24%). The company was one of our biggest holdings. A second notable relative contributor this period was avoiding Teradyne, a benchmark component that returned -47%. An overweight in GE Vernova (+145%) also helped.
•Notable changes in positioning include higher allocations to the consumer staples and industrials sectors.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 1, 2019 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class I	1.02%	11.33%	9.05%
MSCI USA Women's Leadership Index	3.35%	10.68%	7.70%
Russell 3000® Index	11.40%	15.12%	12.39%
A   From May 1, 2019
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$132,096,855
Number of Holdings	99
Total Advisory Fee	$858,768
Portfolio Turnover	45%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.1
Industrials	14.6
Financials	13.7
Health Care	13.1
Consumer Discretionary	12.5
Consumer Staples	6.4
Communication Services	6.3
Real Estate	2.9
Energy	2.6
Materials	1.5
Utilities	0.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.4
Ireland - 1.7
France - 1.7
Belgium - 1.1
Netherlands - 1.0
Germany - 0.8
Italy - 0.7
Canada - 0.7
Australia - 0.5
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	6.7
Microsoft Corp	5.6
Amazon.com Inc	4.2
NVIDIA Corp	3.5
Eli Lilly & Co	2.1
JPMorgan Chase & Co	2.0
Alphabet Inc Class A	1.9
Accenture PLC Class A	1.7
Cigna Group/The	1.6
Micron Technology Inc	1.6
30.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913302.100    3400-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Short Duration High Income Fund Fidelity Advisor® Short Duration High Income Fund Class I : FSFHX

This annual shareholder report contains information about Fidelity® Short Duration High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 77	0.75%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 8.00% and contributed to performance versus the Fidelity Short Duration High Income Fund Composite Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was security selection in consumer goods. Our choices and an overweight in energy also hampered the fund's relative result.
•A non-benchmark stake in Wolfspeed returned -31% and was the largest individual relative detractor.
•A second notable relative detractor was an overweight in Nabors Industries (-27%).
•An overweight in Univision (+3%) also hurt. It was one of the fund's biggest holdings.
•In contrast, the primary contributor to performance versus the benchmark was security selection in media. Our choices in transportation and telecommunications also boosted the fund's relative result.
•The top individual relative contributor was an overweight in EchoStar (+36%). It was one of the fund's biggest holdings.
•The second-largest relative contributor was an overweight in Altice USA (+11%).
•An overweight in CommScope (+23%) also contributed.
•Notable changes in positioning include decreased exposure to the real estate industry and a higher allocation to financial services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2015 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	6.79%	4.91%	3.54%
Fidelity Short Duration High Income Fund Composite Index℠	7.17%	6.60%	4.56%
ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index	7.33%	6.34%	4.45%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	1.87%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$293,880,811
Number of Holdings	565
Total Advisory Fee	$1,680,978
Portfolio Turnover	43%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 1.3
A - 0.3
BBB - 6.0
BB - 36.5
B - 42.4
CCC,CC,C - 8.4
Not Rated - 2.1
Equities - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 77.7
Bank Loan Obligations - 15.3
Preferred Securities - 2.2
U.S. Treasury Obligations - 1.3
Asset-Backed Securities - 0.5
Common Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 87.2
Canada - 4.0
United Kingdom - 2.0
Australia - 0.8
Ireland - 0.8
France - 0.7
Germany - 0.5
Switzerland - 0.5
Grand Cayman (UK Overseas Ter) - 0.5
Others - 3.0

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	2.1
Carnival Corp	1.6
EchoStar Corp	1.5
US Treasury Notes	1.3
Univision Communications Inc	1.3
OneMain Finance Corp	1.1
CCO Holdings LLC / CCO Holdings Capital Corp	1.0
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	1.0
Royal Caribbean Cruises Ltd	1.0
Tenet Healthcare Corp	1.0
12.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913280.100    2584-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Healthy Future Fund Fidelity Advisor® Healthy Future Fund Class I : FAPMX

This annual shareholder report contains information about Fidelity® Healthy Future Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 108	1.06%
What affected the Fund's performance this period?

•Global equities advanced for the 12 months ending April 30, 2025, amid resilient global economic growth, slowing inflation, global monetary easing, a generally weaker U.S. dollar and anticipated earnings growth in 2025, despite challenges that included decelerating earnings growth, changes to U.S. tariff policy and reactive tariff policy changes from other countries.
•Against this backdrop, security selection in the United States and an underweight in Canada detracted from the fund's performance versus the MSCI World Health & Wellness Select Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer discretionary and consumer staples.
•The largest individual relative detractor was an underweight in Tesla (+54%). The company was among our largest holdings this period. The second-largest relative detractor was our non-benchmark stake in Estee Lauder (-56%). A non-benchmark stake in lululemon athletica returned -46% and notably hurt.
•From a regional standpoint, an underweight in Japan and a non-benchmark allocation to emerging markets contributed.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in materials. Picks in real estate also boosted relative performance, as well as  picks and an overweight in information technology.
•The top individual relative contributor this period was avoiding Elevance Health, a benchmark component that returned about -19%. The second-largest relative contributor was our stake in Toyota Motor (+9%). Toyota Motor was not held at period end. A non-benchmark stake in Sprouts Farmers Market gained approximately 161% and notably helped.
•Notable changes in positioning include increased exposure to the United Kingdom and a lower allocation to France. By sector, meaningful changes in positioning include increased exposure to financials and industrials.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 24, 2022 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	5.00%	8.12%
MSCI World Health & Wellness Select Index	9.96%	9.68%
MSCI ACWI (All Country World Index) Index	12.20%	12.46%
A   From May 24, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$13,061,501
Number of Holdings	68
Total Advisory Fee	$105,030
Portfolio Turnover	48%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Health Care	31.2
Consumer Staples	25.4
Financials	14.2
Consumer Discretionary	12.5
Industrials	6.0
Information Technology	4.8
Real Estate	1.7
Communication Services	0.9
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.5
Short-Term Investments and Net Other Assets (Liabilities) - 2.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 82.6
United Kingdom - 5.0
Hong Kong - 3.1
France - 3.1
Japan - 1.7
Belgium - 1.7
China - 1.1
Switzerland - 1.0
Germany - 0.4
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
Procter & Gamble Co/The	6.2
Nestle SA	4.9
NVIDIA Corp	4.7
Unilever PLC	4.6
Uber Technologies Inc	3.8
Thermo Fisher Scientific Inc	3.8
Apollo Global Management Inc	3.7
UnitedHealth Group Inc	3.6
AIA Group Ltd	3.1
Colgate-Palmolive Co	2.8
41.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913311.100    6557-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Women's Leadership Fund Fidelity Advisor® Women's Leadership Fund Class C : FWOCX

This annual shareholder report contains information about Fidelity® Women's Leadership Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 173	1.73%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending April 30, 2025, driven by strong corporate profits, the potential for artificial intelligence and the Federal Reserve's mid-September pivot to cutting interest rates. However, beginning in February investor optimism gave way to volatility amid a flurry of executive actions by the new administration and uncertainty stemming from shifting policy priorities, especially related to tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, especially within information technology, where our stock picks in software & services hurt most. Also hurting our result were picks in financials, primarily within the financial services industry, and health care, primarily within the health care equipment & services industry.
•Not owning Cloudflare, a benchmark component that gained 38%, was the largest individual relative detractor. The second-largest relative detractor this period was avoiding Robinhood Markets, a benchmark component that gained 204%. An overweight in Estee Lauder (-58%) also detracted.
•In contrast, the biggest contributors to performance versus the benchmark were picks and an underweight in communication services, primarily within the media & entertainment industry. Picks in consumer discretionary, primarily within the consumer durables & apparel industry, and real estate, primarily within the equity real estate investment trusts industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+24%). The company was one of our biggest holdings. A second notable relative contributor this period was avoiding Teradyne, a benchmark component that returned -47%. An overweight in GE Vernova (+145%) also helped.
•Notable changes in positioning include higher allocations to the consumer staples and industrials sectors.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 1, 2019 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	-0.98%	10.18%	7.93%
Class C	0.00%	10.18%	7.93%
MSCI USA Women's Leadership Index	3.35%	10.68%	7.70%
Russell 3000® Index	11.40%	15.12%	12.39%
A   From May 1, 2019
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$132,096,855
Number of Holdings	99
Total Advisory Fee	$858,768
Portfolio Turnover	45%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.1
Industrials	14.6
Financials	13.7
Health Care	13.1
Consumer Discretionary	12.5
Consumer Staples	6.4
Communication Services	6.3
Real Estate	2.9
Energy	2.6
Materials	1.5
Utilities	0.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.4
Ireland - 1.7
France - 1.7
Belgium - 1.1
Netherlands - 1.0
Germany - 0.8
Italy - 0.7
Canada - 0.7
Australia - 0.5
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	6.7
Microsoft Corp	5.6
Amazon.com Inc	4.2
NVIDIA Corp	3.5
Eli Lilly & Co	2.1
JPMorgan Chase & Co	2.0
Alphabet Inc Class A	1.9
Accenture PLC Class A	1.7
Cigna Group/The	1.6
Micron Technology Inc	1.6
30.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913300.100    3398-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Series High Income Fund Fidelity® Series High Income Fund : FSHNX

This annual shareholder report contains information about Fidelity® Series High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series High Income Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.20% and contributed to performance versus the ICE BofA US High Yield Constrained Index for the fiscal year. By industry, security selection was the primary contributor, especially within telecommunications. Security selection in real estate and energy also boosted the fund's relative result.
•The top individual relative contributor was an overweight in EchoStar (+40%). The company was the fund's biggest holding.
•A non-benchmark stake in Redfin gained 80% and was a second notable relative contributor.
•An overweight in Cox Media (+58%) also contributed.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in technology & electronics. Security selection and an underweight in media also hampered the fund's result, as did an overweight in energy. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was Bausch Health (+14%). The company was one of the fund's largest holdings at period end.
•The second-largest relative detractor was an underweight in Dish DBS (+39%).
•A non-benchmark stake in Wolfspeed returned about -31% and notably hurt.
•Notable changes in positioning include higher allocations to the financial services and telecommunications industries.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2015 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series High Income Fund	9.08%	6.15%	4.78%
ICE® BofA® US High Yield Constrained Index	8.69%	6.40%	4.79%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	1.87%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$1,380,778,257
Number of Holdings	832
Total Advisory Fee	$0
Portfolio Turnover	43%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 0.5
A - 0.5
BBB - 3.3
BB - 32.8
B - 37.5
CCC,CC,C - 16.7
Not Rated - 2.6
Equities - 3.2
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 83.6
Bank Loan Obligations - 7.2
Preferred Securities - 1.8
Common Stocks - 1.7
Alternative Funds - 1.5
U.S. Treasury Obligations - 0.5
Asset-Backed Securities - 0.4
CMOs and Other Mortgage Related Securities - 0.4
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 84.7
Canada - 3.4
United Kingdom - 2.1
France - 1.4
Luxembourg - 0.8
Australia - 0.7
Ireland - 0.6
Switzerland - 0.6
Germany - 0.6
Others - 5.1

TOP HOLDINGS (% of Fund's net assets)
EchoStar Corp	1.6
Fidelity Private Credit Company LLC	1.5
CCO Holdings LLC / CCO Holdings Capital Corp	1.3
TransDigm Inc	1.3
CHS/Community Health Systems Inc	1.1
Altice France SA	1.0
Mesquite Energy Inc	1.0
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	0.9
CSC Holdings LLC	0.9
1261229 BC Ltd	0.9
11.5
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913268.100    2269-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Healthy Future Fund Fidelity Advisor® Healthy Future Fund Class Z : FAPNX

This annual shareholder report contains information about Fidelity® Healthy Future Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 93	0.90%
What affected the Fund's performance this period?

•Global equities advanced for the 12 months ending April 30, 2025, amid resilient global economic growth, slowing inflation, global monetary easing, a generally weaker U.S. dollar and anticipated earnings growth in 2025, despite challenges that included decelerating earnings growth, changes to U.S. tariff policy and reactive tariff policy changes from other countries.
•Against this backdrop, security selection in the United States and an underweight in Canada detracted from the fund's performance versus the MSCI World Health & Wellness Select Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer discretionary and consumer staples.
•The largest individual relative detractor was an underweight in Tesla (+54%). The company was among our largest holdings this period. The second-largest relative detractor was our non-benchmark stake in Estee Lauder (-56%). A non-benchmark stake in lululemon athletica returned -46% and notably hurt.
•From a regional standpoint, an underweight in Japan and a non-benchmark allocation to emerging markets contributed.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in materials. Picks in real estate also boosted relative performance, as well as  picks and an overweight in information technology.
•The top individual relative contributor this period was avoiding Elevance Health, a benchmark component that returned about -19%. The second-largest relative contributor was our stake in Toyota Motor (+9%). Toyota Motor was not held at period end. A non-benchmark stake in Sprouts Farmers Market gained approximately 161% and notably helped.
•Notable changes in positioning include increased exposure to the United Kingdom and a lower allocation to France. By sector, meaningful changes in positioning include increased exposure to financials and industrials.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 24, 2022 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	5.17%	8.27%
MSCI World Health & Wellness Select Index	9.96%	9.68%
MSCI ACWI (All Country World Index) Index	12.20%	12.46%
A   From May 24, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$13,061,501
Number of Holdings	68
Total Advisory Fee	$105,030
Portfolio Turnover	48%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Health Care	31.2
Consumer Staples	25.4
Financials	14.2
Consumer Discretionary	12.5
Industrials	6.0
Information Technology	4.8
Real Estate	1.7
Communication Services	0.9
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.5
Short-Term Investments and Net Other Assets (Liabilities) - 2.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 82.6
United Kingdom - 5.0
Hong Kong - 3.1
France - 3.1
Japan - 1.7
Belgium - 1.7
China - 1.1
Switzerland - 1.0
Germany - 0.4
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
Procter & Gamble Co/The	6.2
Nestle SA	4.9
NVIDIA Corp	4.7
Unilever PLC	4.6
Uber Technologies Inc	3.8
Thermo Fisher Scientific Inc	3.8
Apollo Global Management Inc	3.7
UnitedHealth Group Inc	3.6
AIA Group Ltd	3.1
Colgate-Palmolive Co	2.8
41.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913312.100    6558-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Healthy Future Fund Fidelity Advisor® Healthy Future Fund Class C : FAPKX

This annual shareholder report contains information about Fidelity® Healthy Future Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 209	2.05%
What affected the Fund's performance this period?

•Global equities advanced for the 12 months ending April 30, 2025, amid resilient global economic growth, slowing inflation, global monetary easing, a generally weaker U.S. dollar and anticipated earnings growth in 2025, despite challenges that included decelerating earnings growth, changes to U.S. tariff policy and reactive tariff policy changes from other countries.
•Against this backdrop, security selection in the United States and an underweight in Canada detracted from the fund's performance versus the MSCI World Health & Wellness Select Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer discretionary and consumer staples.
•The largest individual relative detractor was an underweight in Tesla (+54%). The company was among our largest holdings this period. The second-largest relative detractor was our non-benchmark stake in Estee Lauder (-56%). A non-benchmark stake in lululemon athletica returned -46% and notably hurt.
•From a regional standpoint, an underweight in Japan and a non-benchmark allocation to emerging markets contributed.
•By sector, the biggest contributor to performance versus the benchmark was an underweight in materials. Picks in real estate also boosted relative performance, as well as  picks and an overweight in information technology.
•The top individual relative contributor this period was avoiding Elevance Health, a benchmark component that returned about -19%. The second-largest relative contributor was our stake in Toyota Motor (+9%). Toyota Motor was not held at period end. A non-benchmark stake in Sprouts Farmers Market gained approximately 161% and notably helped.
•Notable changes in positioning include increased exposure to the United Kingdom and a lower allocation to France. By sector, meaningful changes in positioning include increased exposure to financials and industrials.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 24, 2022 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	2.91%	7.03%
Class C	3.91%	7.03%
MSCI World Health & Wellness Select Index	9.96%	9.68%
MSCI ACWI (All Country World Index) Index	12.20%	12.46%
A   From May 24, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$13,061,501
Number of Holdings	68
Total Advisory Fee	$105,030
Portfolio Turnover	48%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Health Care	31.2
Consumer Staples	25.4
Financials	14.2
Consumer Discretionary	12.5
Industrials	6.0
Information Technology	4.8
Real Estate	1.7
Communication Services	0.9
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.5
Short-Term Investments and Net Other Assets (Liabilities) - 2.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 82.6
United Kingdom - 5.0
Hong Kong - 3.1
France - 3.1
Japan - 1.7
Belgium - 1.7
China - 1.1
Switzerland - 1.0
Germany - 0.4
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
Procter & Gamble Co/The	6.2
Nestle SA	4.9
NVIDIA Corp	4.7
Unilever PLC	4.6
Uber Technologies Inc	3.8
Thermo Fisher Scientific Inc	3.8
Apollo Global Management Inc	3.7
UnitedHealth Group Inc	3.6
AIA Group Ltd	3.1
Colgate-Palmolive Co	2.8
41.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913309.100    6555-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® U.S. Low Volatility Equity Fund Fidelity® U.S. Low Volatility Equity Fund : FULVX

This annual shareholder report contains information about Fidelity® U.S. Low Volatility Equity Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® U.S. Low Volatility Equity Fund	$ 74	0.70%
What affected the Fund's performance this period?

•U.S. equities gained for the 12 months ending April 30, 2025, driven by strong corporate profits, the potential for artificial intelligence and the Federal Reserve's mid-September pivot to cutting interest rates. However, beginning in February investor optimism gave way to volatility amid a flurry of executive actions by the new administration and uncertainty stemming from shifting policy priorities, especially related to tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the MSCI USA Minimum Volatility Index for the fiscal year, especially within information technology. Also hurting our result was stock picking in industrials, primarily within the transportation industry, and financials.
•The biggest individual relative detractor was our stake in Thermo Fisher Scientific (-24%). A stake in Vaxcyte returned -74% and was the second-largest relative detractor. Vaxcyte was not held by the fund at period end. Our holding in Landstar System (-21%) also hurt. All of these detractors were non-benchmark positions.
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in consumer staples, primarily within the food, beverage & tobacco industry. An overweight in communication services also boosted the fund's relative performance, as did stock picking in energy.
•The top individual relative contributor was our non-benchmark stake in Philip Morris International (+89%). The second-largest relative contributor was an overweight in Netflix (+81%). This was an investment we established this period. The stock was one of our largest holdings at period end. An underweight in PepsiCo (-20%) also helped. PepsiCo was not held by the fund at period end.
•Notable changes in positioning include increased exposure to the utilities sector and a lower allocation to energy.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
November 5, 2019 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® U.S. Low Volatility Equity Fund	11.96%	9.05%	6.70%
MSCI USA Minimum Volatility Index	16.99%	11.32%	9.16%
Russell 3000® Index	11.40%	15.12%	12.51%
A   From November 5, 2019
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$37,421,251
Number of Holdings	138
Total Advisory Fee	$207,043
Portfolio Turnover	84%
What did the Fund invest in?
(as of April 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Health Care	18.1
Financials	17.8
Information Technology	17.6
Consumer Staples	15.9
Utilities	6.7
Industrials	6.6
Communication Services	6.2
Materials	3.9
Consumer Discretionary	3.3
Real Estate	1.7
Energy	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.8
Domestic Equity Funds - 0.4
Short-Term Investments and Net Other Assets (Liabilities) - 0.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 97.6
Germany - 0.9
United Kingdom - 0.8
Ireland - 0.7

TOP HOLDINGS (% of Fund's net assets)
Boston Scientific Corp	1.2
Cboe Global Markets Inc	1.2
The Travelers Companies, Inc.	1.2
Netflix Inc	1.1
Cencora Inc	1.1
Walmart Inc	1.1
Marsh & McLennan Cos Inc	1.1
Visa Inc Class A	1.1
Arthur J Gallagher & Co	1.1
Eli Lilly & Co	1.1
11.3
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund reduced its contractual expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913305.100    5029-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025
Fidelity® Focused High Income Fund Fidelity® Focused High Income Fund : FHIFX

This annual shareholder report contains information about Fidelity® Focused High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Focused High Income Fund	$ 78	0.75%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 8.34% and contributed to performance versus the ICE BofA BB US High Yield Constrained Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was security selection in technology & electronics. Picks in utility also hampered the fund's result. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an underweight in Charter Communications (+18%). It was among the fund's largest holdings.
•A second notable relative detractor was an overweight in New Fortress Energy (-14%).
•Another notable relative detractor was a non-benchmark stake in Sunnova Energy (-55%).
•In contrast, the biggest contributor to performance versus the benchmark was security selection in telecommunications, retail and health care.
•The top individual relative contributor was a non-benchmark stake in EchoStar (+42%).
•A non-benchmark stake in Level 3 Financing Inc. gained about 43% and was a second notable relative contributor.
•Our stake in Walgreens Boots Alliance (+24%) also helped.
•Notable changes in positioning include increased exposure to the financial services industry and a lower allocation to real estate.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2015 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Focused High Income Fund	7.34%	3.83%	3.65%
ICE® BofA® BB US High Yield Constrained Index	7.73%	5.26%	4.71%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	1.87%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$189,183,128
Number of Holdings	462
Total Advisory Fee	$1,384,041
Portfolio Turnover	32%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 0.1
A - 0.1
BBB - 6.7
BB - 59.3
B - 27.2
CCC,CC,C - 3.2
Not Rated - 1.3
Equities - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 90.5
Bank Loan Obligations - 4.8
Preferred Securities - 2.0
Asset-Backed Securities - 0.5
Common Stocks - 0.1
U.S. Treasury Obligations - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 87.3
Canada - 3.3
United Kingdom - 2.5
Australia - 1.9
Ireland - 0.8
France - 0.7
Grand Cayman (UK Overseas Ter) - 0.5
Guatemala - 0.5
Brazil - 0.4
Others - 2.1

TOP HOLDINGS (% of Fund's net assets)
Hilton Domestic Operating Co Inc	1.7
CCO Holdings LLC / CCO Holdings Capital Corp	1.6
Iron Mountain Inc	1.4
Vistra Operations Co LLC	1.4
OneMain Finance Corp	1.3
Yum! Brands Inc	1.3
TransDigm Inc	1.2
Tenet Healthcare Corp	1.2
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	1.2
Prime Security Services Borrower LLC / Prime Finance Inc	1.1
13.4
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913267.100    1366-TSRA-0625

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Income Fund Fidelity® High Income Fund : SPHIX

This annual shareholder report contains information about Fidelity® High Income Fund for the period May 1, 2024 to April 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® High Income Fund	$ 69	0.66%
What affected the Fund's performance this period?

•High-yield bonds advanced for the 12 months ending April 30, 2025, driven by a sturdy economy and corporate profits, tight spreads, strong demand, light bond supply and the Federal Reserve's mid-September pivot to cutting interest rates.
•Against this backdrop, the fund's core investment in high-yield bonds gained 9.52% and contributed to performance versus the ICE BofA US High Yield/US High Yield Constrained Blend Index for the fiscal year. By industry, the primary detractor from performance versus the benchmark was an underweight in media. Picks in technology & electronics also hampered the fund's result, as did an overweight in energy.
•The largest individual relative detractor was an underweight in Dish DBS (+39%).
•The second-largest relative detractor was an overweight in Bausch Health (+12%).
•Another notable relative detractor was a non-benchmark stake in Wolfspeed (-29%).
•In contrast, the biggest contributor to performance versus the benchmark was security selection in energy. Our choices and an overweight in telecommunications also boosted the fund's relative performance, as did our picks in real estate.
•The top individual relative contributor was an overweight in EchoStar (+41%). The company was one of the fund's largest holdings.
•A non-benchmark stake in Redfin gained about 80% and was a second notable relative contributor.
•Another notable relative contributor was an overweight in Emergent BioSolutions (+32%). This period we decreased our stake in the firm.
•Notable changes in positioning include increased exposure to the utility industry and a lower allocation to leisure.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2015 through April 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® High Income Fund	8.66%	5.00%	3.97%
ICE® BofA® US High Yield Constrained Index	8.69%	6.40%	4.79%
Bloomberg U.S. Universal Bond Index	8.14%	0.00%	1.87%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2025)

KEY FACTS
Fund Size	$2,840,202,158
Number of Holdings	867
Total Advisory Fee	$17,630,744
Portfolio Turnover	70%
What did the Fund invest in?
(as of April 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 1.4
A - 0.3
BBB - 3.0
BB - 36.3
B - 35.8
CCC,CC,C - 15.4
Not Rated - 3.3
Equities - 3.4
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 84.6
Bank Loan Obligations - 7.3
Preferred Securities - 2.0
Common Stocks - 1.4
U.S. Treasury Obligations - 1.4
Fixed-Income Funds - 1.2
Alternative Funds - 0.8
Asset-Backed Securities - 0.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 83.6
Canada - 3.0
United Kingdom - 1.7
France - 1.6
Ireland - 1.1
Australia - 0.7
Luxembourg - 0.7
Switzerland - 0.6
Germany - 0.6
Others - 6.4

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	1.4
CCO Holdings LLC / CCO Holdings Capital Corp	1.4
iShares Broad USD High Yield Corporate Bond ETF	1.2
EchoStar Corp	1.2
CHS/Community Health Systems Inc	1.1
Altice France SA	1.0
Carnival Corp	1.0
TransDigm Inc	0.9
Level 3 Financing Inc	0.9
Cloud Software Group Inc	0.8
10.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 28, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity® Global High Income Fund merged into Fidelity® High Income Fund on September 13, 2024.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913259.100    455-TSRA-0625

Item 2.

Code of Ethics

As of the end of the period, April 30, 2025, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series High Income Fund, Fidelity Short Duration High Income Fund and Fidelity Women’s Leadership Fund (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$54,100	$-	$9,500	$1,100
Fidelity Short Duration High Income Fund	$56,900	$-	$9,500	$1,200
Fidelity Women’s Leadership Fund	$40,600	$-	$7,700	$900

April 30, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$52,400	$-	$9,700	$1,300
Fidelity Short Duration High Income Fund	$55,100	$-	$9,700	$1,400
Fidelity Women’s Leadership Fund	$39,400	$-	$7,600	$1,000

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund, Fidelity Healthy Future Fund, Fidelity High Income Fund, Fidelity SAI High Income Fund and Fidelity U.S. Low Volatility Equity Fund (the “Funds”):

Services Billed by PwC

April 30, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$102,900	$8,800	$11,600	$3,000
Fidelity Focused High Income Fund	$64,300	$5,700	$9,100	$2,000
Fidelity Healthy Future Fund	$29,800	$2,900	$8,000	$1,000
Fidelity High Income Fund	$94,000	$7,200	$12,700	$2,500
Fidelity SAI High Income Fund	$75,400	$6,800	$12,600	$2,400
Fidelity U.S. Low Volatility Equity Fund	$34,100	$2,800	$19,600	$1,000

April 30, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$100,300	$8,600	$11,900	$2,900
Fidelity Focused High Income Fund	$63,000	$5,500	$8,800	$1,800
Fidelity Healthy Future Fund	$32,000	$2,600	$7,700	$900
Fidelity High Income Fund	$79,400	$7,100	$12,300	$2,400
Fidelity SAI High Income Fund	$73,700	$6,700	$12,200	$2,200
Fidelity U.S. Low Volatility Equity Fund	$28,500	$2,700	$9,800	$900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2025A	April 30, 2024A
Audit-Related Fees	$250,000	$75,000
Tax Fees	$-	$-
All Other Fees	$3,964,900	$935,000

A Amounts may reflect rounding.

Services Billed by PwC

	April 30, 2025A	April 30, 2024A
Audit-Related Fees	$9,765,100	$9,367,800
Tax Fees	$1,000	$61,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	April 30, 2025A	April 30, 2024A
Deloitte Entities	$4,561,100	$5,065,200
PwC	$14,921,300	$15,030,400

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Women's Leadership Fund

Annual Report
April 30, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Women's Leadership Fund
Schedule of Investments April 30, 2025
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
AUSTRALIA - 0.5%
Financials - 0.5%
Capital Markets - 0.5%
Macquarie Group Ltd	5,296	654,454
BELGIUM - 1.1%
Health Care - 1.1%
Pharmaceuticals - 1.1%
UCB SA	7,750	1,414,831
CANADA - 0.7%
Consumer Discretionary - 0.7%
Specialty Retail - 0.7%
Aritzia Inc Subordinate Voting Shares (a)	24,804	872,440
FRANCE - 1.7%
Consumer Discretionary - 0.5%
Textiles, Apparel & Luxury Goods - 0.5%
Hermes International SCA	233	631,114
Consumer Staples - 1.2%
Food Products - 1.2%
Danone SA	18,353	1,579,210
TOTAL FRANCE		2,210,324
GERMANY - 0.8%
Health Care - 0.8%
Pharmaceuticals - 0.8%
Merck KGaA	7,192	993,175
IRELAND - 1.7%
Information Technology - 1.7%
IT Services - 1.7%
Accenture PLC Class A	7,546	2,257,386
ITALY - 0.7%
Industrials - 0.7%
Electrical Equipment - 0.7%
Prysmian SpA	16,628	913,413
NETHERLANDS - 1.0%
Industrials - 0.6%
Professional Services - 0.6%
Wolters Kluwer NV	4,144	729,765
Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
NXP Semiconductors NV	3,259	600,666
TOTAL NETHERLANDS		1,330,431
NORWAY - 0.4%
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Equinor ASA	23,836	539,543
UNITED KINGDOM - 0.0%
Financials - 0.0%
Banks - 0.0%
Starling Bank Ltd Class D (a)(b)(c)	34,700	111,911
UNITED STATES - 90.7%
Communication Services - 6.3%
Entertainment - 2.4%
Netflix Inc (a)	1,294	1,464,445
Walt Disney Co/The	18,466	1,679,483
		3,143,928
Interactive Media & Services - 3.9%
Alphabet Inc Class A	15,561	2,471,088
Alphabet Inc Class C	12,842	2,066,149
Pinterest Inc Class A (a)	26,489	670,701
		5,207,938
TOTAL COMMUNICATION SERVICES		8,351,866

Consumer Discretionary - 11.3%
Broadline Retail - 4.8%
Amazon.com Inc (a)	29,383	5,418,813
Etsy Inc (a)	16,691	725,725
		6,144,538
Hotels, Restaurants & Leisure - 1.4%
Chipotle Mexican Grill Inc (a)	23,223	1,173,226
Starbucks Corp	8,587	687,389
		1,860,615
Household Durables - 0.9%
Taylor Morrison Home Corp (a)	21,367	1,225,397
Specialty Retail - 2.9%
Lowe's Cos Inc	4,517	1,009,821
Ulta Beauty Inc (a)	3,839	1,518,862
Williams-Sonoma Inc	8,567	1,323,344
		3,852,027
Textiles, Apparel & Luxury Goods - 1.3%
Capri Holdings Ltd (a)	32,972	495,899
NIKE Inc Class B	6,246	352,274
Tapestry Inc	13,233	934,912
		1,783,085
TOTAL CONSUMER DISCRETIONARY		14,865,662

Consumer Staples - 5.2%
Beverages - 1.9%
Coca-Cola Co/The	22,656	1,643,694
Keurig Dr Pepper Inc	25,161	870,319
		2,514,013
Consumer Staples Distribution & Retail - 1.3%
Albertsons Cos Inc Class A	39,026	857,791
Casey's General Stores Inc	1,847	854,404
		1,712,195
Household Products - 1.3%
Procter & Gamble Co/The	10,232	1,663,416
Personal Care Products - 0.7%
Estee Lauder Cos Inc/The Class A	16,940	1,015,722
TOTAL CONSUMER STAPLES		6,905,346

Energy - 2.2%
Energy Equipment & Services - 0.7%
Baker Hughes Co Class A	27,295	966,243
Oil, Gas & Consumable Fuels - 1.5%
Antero Resources Corp (a)	28,844	1,004,637
EQT Corp	19,051	941,881
		1,946,518
TOTAL ENERGY		2,912,761

Financials - 13.2%
Banks - 6.1%
Bank of America Corp	40,694	1,622,877
Citigroup Inc	15,072	1,030,623
Huntington Bancshares Inc/OH	61,822	898,274
JPMorgan Chase & Co	10,607	2,594,684
US Bancorp	16,404	661,737
Wells Fargo & Co	16,355	1,161,369
		7,969,564
Capital Markets - 1.6%
Bank of New York Mellon Corp/The	9,116	733,017
Nasdaq Inc	18,951	1,444,256
		2,177,273
Consumer Finance - 0.5%
SLM Corp	21,662	626,248
Financial Services - 1.4%
Mastercard Inc Class A	3,494	1,914,922
Insurance - 3.6%
Hartford Insurance Group Inc/The	13,348	1,637,399
Marsh & McLennan Cos Inc	5,962	1,344,252
Progressive Corp/The	6,497	1,830,465
		4,812,116
TOTAL FINANCIALS		17,500,123

Health Care - 10.9%
Biotechnology - 2.3%
Alnylam Pharmaceuticals Inc (a)	4,681	1,232,226
Exact Sciences Corp (a)	12,234	558,360
Gilead Sciences Inc	11,550	1,230,537
		3,021,123
Health Care Equipment & Supplies - 1.8%
Insulet Corp (a)	6,340	1,599,519
Penumbra Inc (a)	2,714	794,767
		2,394,286
Health Care Providers & Services - 1.6%
Cigna Group/The	6,385	2,171,155
Life Sciences Tools & Services - 1.0%
Thermo Fisher Scientific Inc	2,928	1,256,112
Pharmaceuticals - 4.2%
Eli Lilly & Co	3,085	2,773,262
GSK PLC ADR	32,898	1,310,985
Merck & Co Inc	17,716	1,509,403
		5,593,650
TOTAL HEALTH CARE		14,436,326

Industrials - 13.3%
Aerospace & Defense - 0.9%
Boeing Co (a)	6,176	1,131,690
Building Products - 1.4%
AZEK Co Inc/The Class A (a)	15,699	778,042
Trane Technologies PLC	2,914	1,116,966
		1,895,008
Commercial Services & Supplies - 0.5%
MillerKnoll Inc	8,471	138,924
Veralto Corp	5,132	492,159
		631,083
Electrical Equipment - 2.8%
Eaton Corp PLC	4,444	1,308,180
GE Vernova Inc	3,228	1,197,007
nVent Electric PLC	11,078	608,293
Regal Rexnord Corp	5,949	629,642
		3,743,122
Machinery - 5.2%
Deere & Co	3,274	1,517,696
Federal Signal Corp	11,403	928,546
Ingersoll Rand Inc	13,510	1,019,059
Otis Worldwide Corp	10,119	974,156
Parker-Hannifin Corp	2,372	1,435,203
Westinghouse Air Brake Technologies Corp	5,019	927,210
		6,801,870
Professional Services - 2.5%
KBR Inc	12,823	677,183
Leidos Holdings Inc	8,774	1,291,357
TransUnion	9,319	773,104
UL Solutions Inc Class A	10,873	621,827
		3,363,471
TOTAL INDUSTRIALS		17,566,244

Information Technology - 23.0%
Communications Equipment - 0.9%
Arista Networks Inc	14,190	1,167,411
Electronic Equipment, Instruments & Components - 0.6%
Insight Enterprises Inc (a)	5,668	783,771
Semiconductors & Semiconductor Equipment - 6.8%
First Solar Inc (a)	7,628	959,755
Marvell Technology Inc	14,316	835,625
Micron Technology Inc	27,539	2,119,126
NVIDIA Corp	41,807	4,553,618
Universal Display Corp	4,362	547,998
		9,016,122
Software - 7.5%
Gen Digital Inc	53,215	1,376,672
HubSpot Inc (a)	1,177	719,736
Microsoft Corp	18,525	7,322,192
PagerDuty Inc (a)	23,600	366,036
		9,784,636
Technology Hardware, Storage & Peripherals - 7.2%
Apple Inc	41,811	8,884,838
Dell Technologies Inc Class C	7,170	657,919
		9,542,757
TOTAL INFORMATION TECHNOLOGY		30,294,697

Materials - 1.5%
Containers & Packaging - 1.5%
AptarGroup Inc	5,513	826,674
Ball Corp	21,162	1,099,155
		1,925,829
Real Estate - 2.9%
Health Care REITs - 1.5%
Ventas Inc	27,568	1,931,966
Specialized REITs - 1.4%
American Tower Corp	4,181	942,439
Public Storage Operating Co	3,161	949,659
		1,892,098
TOTAL REAL ESTATE		3,824,064

Utilities - 0.9%
Electric Utilities - 0.9%
NextEra Energy Inc	18,010	1,204,508
TOTAL UNITED STATES		119,787,426
TOTAL COMMON STOCKS (Cost $107,571,532)		131,085,334

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
UNITED STATES - 0.3%
Health Care - 0.3%
Health Care Providers & Services - 0.3%
Somatus Inc Series E (a)(b)(c) (Cost $350,799)	402	456,632

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $107,922,331)	131,541,966
NET OTHER ASSETS (LIABILITIES) - 0.4%	554,889
NET ASSETS - 100.0%	132,096,855

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $568,543 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Somatus Inc Series E	1/31/22	350,799

Starling Bank Ltd Class D	6/18/21 - 4/05/22	68,001

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,195,228	42,405,222	43,600,450	103,248	-	-	-	-	0.0%
Total	1,195,228	42,405,222	43,600,450	103,248	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	8,351,866	8,351,866	-	-
Consumer Discretionary	16,369,216	16,369,216	-	-
Consumer Staples	8,484,556	6,905,346	1,579,210	-
Energy	3,452,304	2,912,761	539,543	-
Financials	18,266,488	17,500,123	654,454	111,911
Health Care	16,844,332	16,844,332	-	-
Industrials	19,209,422	18,296,009	913,413	-
Information Technology	33,152,749	33,152,749	-	-
Materials	1,925,829	1,925,829	-	-
Real Estate	3,824,064	3,824,064	-	-
Utilities	1,204,508	1,204,508	-	-

Convertible Preferred Stocks
Health Care	456,632	-	-	456,632
Total Investments in Securities:	131,541,966	127,286,803	3,686,620	568,543
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2025
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $107,922,331)		$131,541,966
Foreign currency held at value (cost $23,836)		23,801
Receivable for investments sold		582,262
Receivable for fund shares sold		8,202
Dividends receivable		82,516
Distributions receivable from Fidelity Central Funds		6,071
Prepaid expenses		46
Total assets		132,244,864
Liabilities
Payable to custodian bank	$13,716
Payable for fund shares redeemed	23,848
Accrued management fee	59,310
Distribution and service plan fees payable	3,422
Audit fee payable	45,324
Other payables and accrued expenses	2,389
Total liabilities		148,009
Net Assets		$132,096,855
Net Assets consist of:
Paid in capital		$103,694,499
Total accumulated earnings (loss)		28,402,356
Net Assets		$132,096,855

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($8,479,132 ÷ 540,807 shares)(a)		$15.68
Maximum offering price per share (100/94.25 of $15.68)		$16.64
Class M :
Net Asset Value and redemption price per share ($1,241,382 ÷ 79,560 shares)(a)		$15.60
Maximum offering price per share (100/96.50 of $15.60)		$16.17
Class C :
Net Asset Value and offering price per share ($1,528,608 ÷ 100,029 shares)(a)		$15.28
Fidelity Women's Leadership Fund :
Net Asset Value, offering price and redemption price per share ($98,609,125 ÷ 6,258,599 shares)		$15.76
Class I :
Net Asset Value, offering price and redemption price per share ($12,891,513 ÷ 818,870 shares)		$15.74
Class Z :
Net Asset Value, offering price and redemption price per share ($9,347,095 ÷ 590,412 shares)		$15.83
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended April 30, 2025
Investment Income
Dividends		$1,672,557
Income from Fidelity Central Funds		103,248
Total income		1,775,805
Expenses
Management fee
Basic fee	$1,000,446
Performance adjustment	(141,678)
Distribution and service plan fees	46,472
Custodian fees and expenses	5,574
Independent trustees' fees and expenses	643
Registration fees	85,980
Audit fees	59,337
Legal	1,005
Miscellaneous	6,728
Total expenses		1,064,507
Net Investment income (loss)		711,298
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	7,786,224
Foreign currency transactions	(6,409)
Total net realized gain (loss)		7,779,815
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(5,927,689)
Assets and liabilities in foreign currencies	4,778
Total change in net unrealized appreciation (depreciation)		(5,922,911)
Net gain (loss)		1,856,904
Net increase (decrease) in net assets resulting from operations		$2,568,202
Statement of Changes in Net Assets

	Year ended April 30, 2025	Year ended April 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$711,298	$929,366
Net realized gain (loss)	7,779,815	5,094,499
Change in net unrealized appreciation (depreciation)	(5,922,911)	19,668,828
Net increase (decrease) in net assets resulting from operations	2,568,202	25,692,693
Distributions to shareholders	(2,762,542)	(910,957)

Share transactions - net increase (decrease)	(15,966,191)	(24,021,691)
Total increase (decrease) in net assets	(16,160,531)	760,045

Net Assets
Beginning of period	148,257,386	147,497,341
End of period	$132,096,855	$148,257,386

Financial Highlights
Fidelity Advisor® Women's Leadership Fund Class A

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$15.81	$13.39	$13.18	$15.28	$9.80
Income from Investment Operations
Net investment income (loss) A,B	.03	.06	.07	- C	- C
Net realized and unrealized gain (loss)	.12	2.42	.20	(1.70)	5.49
Total from investment operations	.15	2.48	.27	(1.70)	5.49
Distributions from net investment income	(.04)	(.06)	(.06)	- C	(.01)
Distributions from net realized gain	(.24)	-	-	(.40)	-
Total distributions	(.28)	(.06)	(.06)	(.40)	(.01)
Net asset value, end of period	$15.68	$15.81	$13.39	$13.18	$15.28
Total Return D,E	.78%	18.56%	2.10%	(11.46)%	56.03%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.98%	1.03%	1.09%	1.10%	1.28%
Expenses net of fee waivers, if any	.98%	1.02%	1.09%	1.10%	1.25%
Expenses net of all reductions, if any	.98%	1.02%	1.09%	1.10%	1.24%
Net investment income (loss)	.20%	.38%	.57%	(.01)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$8,479	$7,926	$6,104	$5,171	$2,865
Portfolio turnover rate H	45%	33%	22%	48%	35%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Women's Leadership Fund Class M

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$15.74	$13.34	$13.14	$15.22	$9.78
Income from Investment Operations
Net investment income (loss) A,B	(.01)	.02	.04	(.04)	(.04)
Net realized and unrealized gain (loss)	.11	2.41	.20	(1.69)	5.48
Total from investment operations	.10	2.43	.24	(1.73)	5.44
Distributions from net investment income	-	(.03)	(.04)	-	- C
Distributions from net realized gain	(.24)	-	-	(.35)	-
Total distributions	(.24)	(.03)	(.04)	(.35)	- C
Net asset value, end of period	$15.60	$15.74	$13.34	$13.14	$15.22
Total Return D,E	.51%	18.22%	1.83%	(11.66)%	55.65%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.23%	1.29%	1.37%	1.35%	1.52%
Expenses net of fee waivers, if any	1.23%	1.29%	1.37%	1.35%	1.50%
Expenses net of all reductions, if any	1.23%	1.29%	1.37%	1.35%	1.49%
Net investment income (loss)	(.05)%	.12%	.28%	(.27)%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,241	$1,333	$1,122	$1,054	$974
Portfolio turnover rate H	45%	33%	22%	48%	35%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Women's Leadership Fund Class C

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$15.50	$13.18	$13.00	$15.09	$9.74
Income from Investment Operations
Net investment income (loss) A,B	(.09)	(.05)	(.03)	(.11)	(.10)
Net realized and unrealized gain (loss)	.11	2.37	.21	(1.68)	5.45
Total from investment operations	.02	2.32	.18	(1.79)	5.35
Distributions from net realized gain	(.24)	-	-	(.30)	-
Total distributions	(.24)	-	-	(.30)	-
Net asset value, end of period	$15.28	$15.50	$13.18	$13.00	$15.09
Total Return C,D	- % E	17.60%	1.38%	(12.12)%	54.93%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.73%	1.79%	1.86%	1.84%	1.99%
Expenses net of fee waivers, if any	1.73%	1.78%	1.86%	1.84%	1.99%
Expenses net of all reductions, if any	1.73%	1.78%	1.86%	1.84%	1.98%
Net investment income (loss)	(.55)%	(.37)%	(.20)%	(.75)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,529	$1,745	$1,603	$1,540	$937
Portfolio turnover rate H	45%	33%	22%	48%	35%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EAmount represents less than .005%.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Women's Leadership Fund

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$15.88	$13.45	$13.22	$15.31	$9.81
Income from Investment Operations
Net investment income (loss) A,B	.08	.09	.10	.03	.03
Net realized and unrealized gain (loss)	.12	2.43	.21	(1.70)	5.50
Total from investment operations	.20	2.52	.31	(1.67)	5.53
Distributions from net investment income	(.08)	(.09)	(.08)	(.02)	(.03)
Distributions from net realized gain	(.24)	-	-	(.40)	-
Total distributions	(.32)	(.09)	(.08)	(.42)	(.03)
Net asset value, end of period	$15.76	$15.88	$13.45	$13.22	$15.31
Total Return C	1.09%	18.76%	2.37%	(11.25)%	56.44%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.68%	.79%	.89%	.92%	1.10%
Expenses net of fee waivers, if any	.68%	.78%	.89%	.90%	1.00%
Expenses net of all reductions, if any	.68%	.78%	.89%	.90%	.99%
Net investment income (loss)	.50%	.63%	.76%	.18%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$98,609	$105,832	$115,107	$101,533	$98,888
Portfolio turnover rate F	45%	33%	22%	48%	35%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Women's Leadership Fund Class I

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$15.87	$13.44	$13.21	$15.31	$9.81
Income from Investment Operations
Net investment income (loss) A,B	.08	.10	.11	.04	.03
Net realized and unrealized gain (loss)	.11	2.43	.21	(1.70)	5.51
Total from investment operations	.19	2.53	.32	(1.66)	5.54
Distributions from net investment income	(.08)	(.10)	(.09)	(.04)	(.04)
Distributions from net realized gain	(.24)	-	-	(.40)	-
Total distributions	(.32)	(.10)	(.09)	(.44)	(.04)
Net asset value, end of period	$15.74	$15.87	$13.44	$13.21	$15.31
Total Return C	1.02%	18.88%	2.46%	(11.20)%	56.52%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.69%	.74%	.80%	.81%	.98%
Expenses net of fee waivers, if any	.69%	.73%	.79%	.81%	.98%
Expenses net of all reductions, if any	.69%	.73%	.79%	.81%	.97%
Net investment income (loss)	.49%	.68%	.86%	.28%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$12,892	$16,279	$13,381	$11,273	$3,874
Portfolio turnover rate F	45%	33%	22%	48%	35%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Women's Leadership Fund Class Z

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$15.93	$13.49	$13.25	$15.35	$9.83
Income from Investment Operations
Net investment income (loss) A,B	.10	.12	.13	.06	.05
Net realized and unrealized gain (loss)	.11	2.44	.21	(1.71)	5.51
Total from investment operations	.21	2.56	.34	(1.65)	5.56
Distributions from net investment income	(.07)	(.12)	(.10)	(.05)	(.04)
Distributions from net realized gain	(.24)	-	-	(.40)	-
Total distributions	(.31)	(.12)	(.10)	(.45)	(.04)
Net asset value, end of period	$15.83	$15.93	$13.49	$13.25	$15.35
Total Return C	1.17%	19.02%	2.59%	(11.13)%	56.63%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.57%	.62%	.68%	.69%	.87%
Expenses net of fee waivers, if any	.57%	.61%	.67%	.69%	.85%
Expenses net of all reductions, if any	.57%	.61%	.67%	.69%	.84%
Net investment income (loss)	.61%	.80%	.98%	.40%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$9,347	$15,144	$10,181	$8,216	$9,043
Portfolio turnover rate F	45%	33%	22%	48%	35%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2025

1. Organization.
Fidelity Women's Leadership Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Women's Leadership Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$31,044,900
Gross unrealized depreciation	(7,517,547)
Net unrealized appreciation (depreciation)	$23,527,353
Tax Cost	$108,014,613

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$156,120
Undistributed long-term capital gain	$4,714,740
Net unrealized appreciation (depreciation) on securities and other investments	$23,531,497

The tax character of distributions paid was as follows:

	April 30, 2025	April 30, 2024
Ordinary Income	$646,544	$910,957
Long-term Capital Gains	2,115,998	-
Total	$2,762,542	$910,957

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Women's Leadership Fund	66,311,496	83,220,184
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.72
Class M	.72
Class C	.72
Fidelity Women's Leadership Fund	.72
Class I	.68
Class Z	.56

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.72
Class M	.72
Class C	.72
Fidelity Women's Leadership Fund	.67
Class I	.68
Class Z	.56

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Women's Leadership Fund	Russell 3000 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity Women's Leadership Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.10% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (.09)%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	22,176	493
Class M	.25%	.25%	6,692	-
Class C	.75%	.25%	17,604	1,503
			46,472	1,996

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	6,885
Class M	372
Class CA	21
7,278

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Women's Leadership Fund	737

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Women's Leadership Fund	3,895,174	4,202,926	(1,024,386)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Women's Leadership Fund	221
7. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2025	Year ended April 30, 2024
Fidelity Women's Leadership Fund
Distributions to shareholders
Class A	$147,378	$29,747
Class M	18,319	2,422
Class C	25,878	-
Fidelity Women's Leadership Fund	2,101,314	668,906
Class I	280,010	102,091
Class Z	189,643	107,791
Total	$2,762,542	$910,957
8. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2025	Year ended April 30, 2024	Year ended April 30, 2025	Year ended April 30, 2024
Fidelity Women's Leadership Fund
Class A
Shares sold	114,129	89,980	$1,928,216	$1,319,806
Reinvestment of distributions	8,296	1,938	143,108	28,972
Shares redeemed	(82,945)	(46,268)	(1,387,205)	(685,142)
Net increase (decrease)	39,480	45,650	$684,119	$663,636
Class M
Shares sold	11,783	3,512	$203,410	$51,358
Reinvestment of distributions	956	161	16,431	2,422
Shares redeemed	(17,836)	(3,117)	(298,578)	(44,710)
Net increase (decrease)	(5,097)	556	$(78,737)	$9,070
Class C
Shares sold	7,303	14,405	$120,549	$207,118
Reinvestment of distributions	1,535	-	25,878	-
Shares redeemed	(21,410)	(23,441)	(349,531)	(334,953)
Net increase (decrease)	(12,572)	(9,036)	$(203,104)	$(127,835)
Fidelity Women's Leadership Fund
Shares sold	726,369	963,535	$12,281,104	$14,042,715
Reinvestment of distributions	111,168	41,573	1,921,767	618,490
Shares redeemed	(1,244,160)	(2,901,042)	(20,698,294)	(42,354,418)
Net increase (decrease)	(406,623)	(1,895,934)	$(6,495,423)	$(27,693,213)
Class I
Shares sold	148,657	365,609	$2,468,135	$5,078,142
Reinvestment of distributions	16,017	6,769	276,365	100,595
Shares redeemed	(371,817)	(342,100)	(6,236,025)	(4,790,855)
Net increase (decrease)	(207,143)	30,278	$(3,491,525)	$387,882
Class Z
Shares sold	149,250	425,187	$2,503,384	$6,183,243
Reinvestment of distributions	6,610	5,982	114,201	89,229
Shares redeemed	(516,122)	(235,141)	(8,999,106)	(3,533,703)
Net increase (decrease)	(360,262)	196,028	$(6,381,521)	$2,738,769
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Women's Leadership Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Women's Leadership Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2025, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 11, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2025, $7,064,421, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class I, Women's Leadership, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class I, Women's Leadership, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	14,516,835,136.19	94.56
Withheld	834,887,998.33	5.44
TOTAL	15,351,723,134.52	100.00
Robert A. Lawrence
Affirmative	14,430,495,798.10	94.00
Withheld	921,227,336.42	6.00
TOTAL	15,351,723,134.52	100.00
Vijay C. Advani
Affirmative	14,465,231,640.25	94.23
Withheld	886,491,494.27	5.77
TOTAL	15,351,723,134.52	100.00
Thomas P. Bostick
Affirmative	14,471,831,170.84	94.27
Withheld	879,891,963.68	5.73
TOTAL	15,351,723,134.52	100.00
Donald F. Donahue
Affirmative	14,432,670,599.88	94.01
Withheld	919,052,534.64	5.99
TOTAL	15,351,723,134.52	100.00
Vicki L. Fuller
Affirmative	14,531,407,981.65	94.66
Withheld	820,315,152.87	5.34
TOTAL	15,351,723,134.52	100.00
Patricia L. Kampling
Affirmative	14,549,142,839.16	94.77
Withheld	802,580,295.36	5.23
TOTAL	15,351,723,134.52	100.00
Thomas A. Kennedy
Affirmative	14,469,818,769.40	94.26
Withheld	881,904,365.12	5.74
TOTAL	15,351,723,134.52	100.00
Oscar Munoz
Affirmative	14,434,061,467.08	94.02
Withheld	917,661,667.44	5.98
TOTAL	15,351,723,134.52	100.00
Karen B. Peetz
Affirmative	14,521,904,618.46	94.59
Withheld	829,818,516.06	5.41
TOTAL	15,351,723,134.52	100.00
David M. Thomas
Affirmative	14,417,745,861.73	93.92
Withheld	933,977,272.79	6.08
TOTAL	15,351,723,134.52	100.00
Susan Tomasky
Affirmative	14,467,973,468.18	94.24
Withheld	883,749,666.34	5.76
TOTAL	15,351,723,134.52	100.00
Michael E. Wiley
Affirmative	14,424,002,796.91	93.96
Withheld	927,720,337.61	6.04
TOTAL	15,351,723,134.52	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9893105.105
WLF-ANN-0625
Fidelity® High Income Fund

Annual Report
April 30, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® High Income Fund
Schedule of Investments April 30, 2025
Showing Percentage of Net Assets
Alternative Funds - 0.8%
	Shares	Value ($)
Fidelity Private Credit Company LLC (b)(c) (Cost $22,585,256)	2,270,785	21,731,410

Asset-Backed Securities - 0.2%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 0.0%
Brant Point CLO 2024-5 Ltd Series 2024-5A Class E, CME Term SOFR 3 month Index + 6.7%, 10.9695% 10/20/2037 (d)(e)(f)	250,000	247,076
Golub Cap Partners Clo 76 B Ltd Series 2024-76A Class E, CME Term SOFR 3 month Index + 5.75%, 10.0318% 10/25/2037 (d)(e)(f)	175,000	169,919
Invesco US CLO Ltd Series 2023-2A Class F, CME Term SOFR 3 month Index + 7.58%, 11.8524% 4/21/2036 (d)(e)(f)	423,000	423,000
TOTAL BAILIWICK OF JERSEY		839,995
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
Ammc Clo 24 Ltd Series 2024-24A Class ER, CME Term SOFR 3 month Index + 6.5%, 10.7695% 1/20/2035 (d)(e)(f)	285,000	279,633
Apidos Ln Fd 2024-1 Ltd Series 2024-1A Class E, CME Term SOFR 3 month Index + 5.75%, 10.0318% 4/25/2035 (d)(e)(f)	150,000	148,832
Ares Loan Funding VII Ltd Series 2024-ALF7A Class E, CME Term SOFR 3 month Index + 6.25%, 10.5224% 10/22/2037 (d)(e)(f)	150,000	145,358
Bbam US Clo IV Ltd Series 2024-4A Class D, CME Term SOFR 3 month Index + 6.25%, 10.5061% 7/15/2039 (d)(e)(f)	250,000	244,499
Benefit Str Partners Clo Vi-B Ltd Series 2025-6BR Class ER, CME Term SOFR 3 month Index + 4.75%, 9.0331% 4/20/2038 (d)(e)(f)	149,000	144,452
Birch Grove Clo 12 Ltd Series 2025-12A Class D1, CME Term SOFR 3 month Index + 2.75%, 7.0928% 4/22/2038 (d)(e)(f)	285,000	277,722
Birch Grove Clo 5 LLC Series 2024-5A Class ER, CME Term SOFR 3 month Index + 6.75%, 11.0195% 10/20/2037 (d)(e)(f)	184,000	182,896
Carlyle US CLO Ltd Series 2024-2A Class E, CME Term SOFR 3 month Index + 6.85%, 11.1318% 4/25/2037 (d)(e)(f)	250,000	246,573
Carlyle US Clo Ltd Series 2024-6A Class E, CME Term SOFR 3 month Index + 5.75%, 10.2067% 10/25/2037 (d)(e)(f)	223,000	218,835
Carval Clo Xi-C Ltd Series 2024-3A Class E, CME Term SOFR 3 month Index + 6.35%, 10.6195% 10/20/2037 (d)(e)(f)	317,000	311,473
CIFC Funding Ltd Series 2025-4A Class D2R, CME Term SOFR 3 month Index + 3.75%, 8.0205% 1/17/2038 (d)(e)(f)	189,000	183,603
Diameter Cap Clo 7 Ltd / Diameter Cap Clo 7 LLC Series 2024-7A Class D, CME Term SOFR 3 month Index + 6.1%, 10.3695% 7/20/2037 (d)(e)(f)	385,000	372,136
Flatiron Rr Clo 30 Ltd Series 2025-30A Class E, CME Term SOFR 3 month Index + 5.25%, 0% 4/15/2038 (d)(e)(f)(g)	285,000	281,068
Magnetite Xxix Ltd Series 2024-29A Class ER, CME Term SOFR 3 month Index + 6%, 10.2561% 7/15/2037 (d)(e)(f)	150,000	148,123
Midocean Cr Clo Xvi Series 2024-16A Class E, CME Term SOFR 3 month Index + 6.25%, 10.5195% 10/20/2037 (d)(e)(f)	222,000	213,798
Neuberger Berman Loan Advisers Lasalle Street Lending Clo II Ltd Series 2024-2A Class E, CME Term SOFR 3 month Index + 7.5%, 11.7695% 4/20/2038 (d)(e)(f)	791,000	791,390
OCP CLO Ltd Series 2024-11A Class ER2, CME Term SOFR 3 month Index + 6.82%, 11.1026% 4/26/2036 (d)(e)(f)	560,000	551,592
OCP CLO Ltd Series 2024-14A Class ER, CME Term SOFR 3 month Index + 6.55%, 10.8195% 7/20/2037 (d)(e)(f)	200,000	195,370
Orchard Park Clo Ltd Series 2024-1A Class E, CME Term SOFR 3 month Index + 5.6%, 9.8695% 10/20/2037 (d)(e)(f)	285,000	281,860
Palmer Square Clo Ltd Series 2025-2A Class DR2, CME Term SOFR 3 month Index + 4.14%, 8.3961% 2/15/2038 (d)(e)(f)	146,000	141,997
Palmer Square Loan Funding Ltd Series 2024-2A Class D, CME Term SOFR 3 month Index + 4.7%, 8.9561% 1/15/2033 (d)(e)(f)	285,000	274,945
Pikes Peak Clo 1 Series 2025-12A Class D2R, CME Term SOFR 3 month Index + 3.8%, 8.0695% 4/20/2038 (d)(e)(f)	127,000	124,937
Rr 31 Ltd Series 2024-31A Class D, CME Term SOFR 3 month Index + 6%, 10.2561% 10/15/2039 (d)(e)(f)	150,000	147,255
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		5,908,347
UNITED STATES - 0.0%
Croton Pk Clo Ltd Series 2024-1A Class E, CME Term SOFR 3 month Index + 5.55%, 9.8061% 10/15/2036 (d)(e)(f)	285,000	280,056
Diameter Capital Clo 1 Ltd Series 2024-1A Class DR, CME Term SOFR 3 month Index + 6.15%, 10.4061% 10/15/2037 (d)(e)(f)	250,000	246,098
Obra Homes Finance LLC Series 2024-1A Class E, CME Term SOFR 3 month Index + 6.75%, 11.1731% 1/20/2038 (d)(e)(f)	179,000	175,972
TOTAL UNITED STATES		702,126
TOTAL ASSET-BACKED SECURITIES (Cost $7,572,286)		7,450,468

Bank Loan Obligations - 7.3%
	Principal Amount (a)	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
DH Corporation/Societe DH 1LN, term loan CME Term SOFR 3 month Index + 7.25%, 11.428% 9/13/2029 (d)(e)(h)(i)	114,233	114,118
FRANCE - 0.2%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.7561% 8/15/2028 (d)(e)(h)	4,543,410	4,079,982
Media - 0.0%
Numericable US LLC Tranche B-13 1LN, term loan CME Term SOFR 6 month Index + 4%, 10.5% 8/14/2026 (d)(e)(h)	548,597	478,651
TOTAL FRANCE		4,558,633
NETHERLANDS - 0.1%
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Enstall Group BV Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.5608% 8/27/2028 (d)(e)(h)(i)	3,886,463	2,837,118
SWITZERLAND - 0.0%
Materials - 0.0%
Chemicals - 0.0%
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.8132% 11/15/2030 (d)(e)(h)	74,250	67,925
UNITED STATES - 7.0%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Connect Holding II LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 10.0451% 10/3/2031 (d)(e)(h)	690,361	515,617
Connect Holding II LLC Tranche B-DD 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 4/3/2031 (d)(e)(h)(j)	3,583,817	3,262,779
Connect Holding II LLC Tranche B-DD 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 4/3/2031 (d)(e)(h)(j)	2,301,183	2,095,043
Lumen Technologies Inc Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2.35%, 6.7861% 4/15/2030 (d)(e)(h)	1,387,629	1,319,982
		7,193,421
Media - 0.0%
CSC Holdings LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.8219% 1/18/2028 (d)(e)(h)	1,356,531	1,318,466
TOTAL COMMUNICATION SERVICES		8,511,887

Consumer Discretionary - 2.2%
Broadline Retail - 0.2%
CMG Media Corp Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.8992% 6/18/2029 (d)(e)(h)	4,798,193	4,525,320
Diversified Consumer Services - 0.6%
AI Aqua Merger Sub Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.319% 7/31/2028 (d)(e)(h)	2,665,000	2,630,915
Spin Holdco Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5618% 3/4/2028 (d)(e)(h)	12,228,615	9,952,992
TKC Holdings Inc 1LN, term loan 13.5% 2/14/2027 (e)(h)	4,109,657	3,369,919
		15,953,826
Hotels, Restaurants & Leisure - 0.9%
Eagle Parent Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.5492% 4/1/2029 (d)(e)(h)	3,024,081	2,884,217
Flynn Restaurant Group LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0716% 1/28/2032 (d)(e)(h)	2,765,000	2,695,875
Horizon US Finco LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.75%, 9.0297% 10/31/2031 (d)(e)(h)	2,609,639	2,326,936
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5608% 6/1/2028 (d)(e)(h)	3,522,979	3,261,504
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5413% 12/30/2026 (d)(e)(h)	10,918,184	10,340,394
United PF Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 8.5%, 13.0413% 12/30/2026 (d)(e)(h)	792,567	756,902
Wok Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 6.25%, 10.5298% 9/3/2029 (d)(e)(h)	4,165,654	4,012,899
		26,278,727
Household Durables - 0.3%
TGP Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6716% 6/29/2028 (d)(e)(h)	5,491,179	4,511,498
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6861% 10/30/2027 (d)(e)(h)	2,571,381	2,407,455
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.6716% 10/30/2027 (d)(e)(h)	2,449,054	2,275,588
		9,194,541
Specialty Retail - 0.2%
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.1788% 6/6/2031 (d)(e)(h)	5,845,038	5,519,937
Staples Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.75%, 10.0407% 9/10/2029 (d)(e)(h)	597,000	513,915
		6,033,852
TOTAL CONSUMER DISCRETIONARY		61,986,266

Consumer Staples - 0.0%
Food Products - 0.0%
Del Monte Foods Corp II Inc 1LN, term loan CME Term SOFR 3 month Index + 8.15%, 15.4685% 8/2/2028 (d)(e)(h)	272,401	259,461
Del Monte Foods Corp II Inc Tranche FLFO B, term loan CME Term SOFR 3 month Index + 8%, 12.409% 8/2/2028 (d)(e)(h)(i)	79,374	79,373
		338,834
Personal Care Products - 0.0%
Opal LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 0% 3/1/2032 (d)(e)(h)(j)	350,000	346,721
TOTAL CONSUMER STAPLES		685,555

Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Mesquite Energy Inc 1LN, term loan 0% (e)(h)(i)(j)(k)	1,718,000	0
Mesquite Energy Inc 1LN, term loan 3 month U.S. LIBOR + 8%, 0% (d)(e)(h)(i)(j)(k)	4,024,234	1
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.7948% 10/30/2028 (d)(e)(h)	15,069,000	10,762,581
		10,762,582
Financials - 0.2%
Financial Services - 0.1%
Softbank Svf II Cayman LP 1LN, term loan 3 month U.S. LIBOR + 5%, 6% 12/31/2025 (d)(e)(h)(i)	229,395	228,821
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0719% 2/20/2032 (d)(e)(h)	2,135,000	2,042,490
		2,271,311
Insurance - 0.1%
Asurion LLC Tranche B3 2LN, term loan CME Term SOFR 1 month Index + 5.25%, 9.6861% 1/31/2028 (d)(e)(h)	2,843,000	2,648,056
TIH Insurance Holdings LLC 2LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0492% 5/6/2032 (d)(e)(h)	32,105	31,977
		2,680,033
TOTAL FINANCIALS		4,951,344

Health Care - 0.5%
Health Care Providers & Services - 0.3%
Cano Health LLC 1LN, term loan CME Term SOFR 3 month Index + 1%, 13.7992% 6/28/2029 (d)(e)(h)	1,699,690	1,529,721
ModivCare Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0492% 7/1/2031 (d)(e)(h)	2,446,542	1,642,241
Owens & Minor Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.25%, 0% 4/2/2030 (d)(e)(h)(j)	3,410,000	3,341,800
Radiology Partners Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.5902% 1/31/2029 (d)(e)(h)	3,394,702	3,276,736
		9,790,498
Pharmaceuticals - 0.2%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 10.5698% 10/8/2030 (d)(e)(h)	4,795,000	4,515,308
TOTAL HEALTH CARE		14,305,806

Industrials - 0.7%
Air Freight & Logistics - 0.1%
Echo Global Logistics Inc 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.1716% 11/23/2028 (d)(e)(h)(i)	188,175	188,175
Echo Global Logistics Inc 2LN, term loan CME Term SOFR 3 month Index + 7%, 11.4216% 11/23/2029 (d)(e)(h)(i)	30,000	30,000
Stonepeak Nile Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 0% 4/12/2032 (d)(e)(h)(j)	1,645,000	1,614,502
		1,832,677
Commercial Services & Supplies - 0.2%
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.7907% 8/1/2030 (d)(e)(h)	2,662,279	2,456,458
Neptune Bidco US Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.3297% 4/11/2029 (d)(e)(h)	4,599,118	4,047,546
		6,504,004
Professional Services - 0.3%
Cast & Crew LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0716% 12/30/2028 (d)(e)(h)	4,382,373	4,187,138
Corelogic Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.9361% 6/2/2028 (d)(e)(h)	2,748,563	2,707,335
		6,894,473
Trading Companies & Distributors - 0.1%
Foundation Building Materials Inc 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.791% 1/29/2028 (d)(e)(h)	842,811	807,270
Foundation Building Materials Inc Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.2798% 1/29/2031 (d)(e)(h)	279,295	256,651
QXO Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 0% 4/23/2032 (d)(e)(h)(j)	2,670,000	2,666,663
		3,730,584
TOTAL INDUSTRIALS		18,961,738

Information Technology - 1.6%
Communications Equipment - 0.1%
CommScope LLC 1LN, term loan 9.5716% 12/17/2029 (e)(h)	1,640,000	1,607,708
IT Services - 0.4%
Constant Contact Inc term loan CME Term SOFR 3 month Index + 7.5%, 12.0177% 2/10/2029 (d)(e)(h)	365,000	290,744
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5177% 2/10/2028 (d)(e)(h)	4,664,743	4,246,083
X Corp 1LN, term loan 9.5% 10/29/2029 (h)	4,711,000	4,592,236
X Corp Tranche B1 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 10.9492% 10/26/2029 (d)(e)(h)	2,959,161	2,863,727
		11,992,790
Software - 0.9%
Ascend Learning LLC 2LN, term loan CME Term SOFR 1 month Index + 5.75%, 10.1716% 12/10/2029 (d)(e)(h)	747,616	732,431
Dcert Buyer Inc 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.3216% 10/16/2026 (d)(e)(h)	12,659,488	12,219,951
Dcert Buyer Inc Tranche B 2LN, term loan CME Term SOFR 1 month Index + 7%, 11.3216% 2/19/2029 (d)(e)(h)	1,677,000	1,375,140
Finastra USA Inc 1LN, term loan CME Term SOFR 1 month Index + 7.25%, 11.547% 9/13/2029 (d)(e)(h)(i)	4,891,237	4,886,346
Leia Finco US LLC 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.4576% 10/9/2031 (d)(e)(h)	1,350,000	1,340,253
Leia Finco US LLC 2LN, term loan CME Term SOFR 3 month Index + 5.25%, 9.4576% 10/12/2032 (d)(e)(h)	1,315,000	1,249,250
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.2913% 6/2/2028 (d)(e)(h)	2,415,672	2,325,833
Polaris Newco LLC Tranche PIK TERM 2LN, term loan CME Term SOFR 1 month Index + 2%, 13.4132% 6/4/2029 (d)(e)(h)	2,495,000	2,351,538
		26,480,742
Technology Hardware, Storage & Peripherals - 0.2%
Sandisk Corp/DE Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.33% 2/23/2032 (d)(e)(h)	7,075,000	6,738,938
TOTAL INFORMATION TECHNOLOGY		46,820,178

Materials - 0.7%
Chemicals - 0.7%
American Rock Salt Co LLC 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.4361% 6/4/2028 (d)(e)(h)	967,436	787,493
American Rock Salt Co LLC Tranche 1ST OUT DD TL 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 2% 6/12/2028 (d)(e)(h)(l)	228,527	228,527
American Rock Salt Co LLC Tranche 1ST OUT TL B 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 11.4361% 6/12/2028 (d)(e)(h)	360,215	360,215
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 8.3242% 7/3/2028 (d)(e)(h)	3,599,134	3,270,317
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.3288% 3/15/2029 (d)(e)(h)	4,149,650	4,034,041
Hexion Inc 2LN, term loan CME Term SOFR 1 month Index + 7.4375%, 11.8591% 3/15/2030 (d)(e)(h)	423,529	396,351
M2S Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0326% 8/22/2031 (d)(e)(h)	6,137,834	5,836,037
TPC Group Inc 1LN, term loan CME Term SOFR 1 month Index + 5.75%, 9.9524% 11/24/2031 (d)(e)(h)	5,615,000	5,329,590
		20,242,571
Utilities - 0.4%
Independent Power and Renewable Electricity Producers - 0.4%
Natgasoline LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.7992% 3/25/2030 (d)(e)(h)	5,733,149	5,582,654
Win Waste Innovations Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.1861% 3/25/2028 (d)(e)(h)	6,822,112	6,723,465
		12,306,119
TOTAL UNITED STATES		199,534,046
TOTAL BANK LOAN OBLIGATIONS (Cost $218,630,354)		207,111,840

Common Stocks - 1.4%
	Shares	Value ($)
LUXEMBOURG - 0.0%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
Intelsat SA/Luxembourg (i)	2,308	81,011
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Travelport Finance Luxembourg Sarl (i)(m)	7	12,427
TOTAL LUXEMBOURG		93,438
TANZANIA - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Helios Towers PLC (m)	3,479,984	4,971,694
UNITED STATES - 1.3%
Communication Services - 0.0%
Media - 0.0%
Main Street Sports Group (i)	9,655	173,790
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
UC Holdings Inc (i)(m)	3,510	0
Hotels, Restaurants & Leisure - 0.0%
New Cotai LLC / New Cotai Capital Corp (b)(i)(m)	125,816	26,421
Leisure Products - 0.0%
Topgolf Callaway Brands Corp (m)	135,500	895,655
TOTAL CONSUMER DISCRETIONARY		922,076

Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Northeast Grocery Inc (b)(i)(m)	12,754	88,385
Southeastern Grocers Inc rights (i)(m)	1,243,047	48,703
		137,088
Energy - 0.8%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd (i)(m)	47,062	0
Tidewater Inc warrants 11/14/2042 (m)	1,897	75,508
		75,508
Oil, Gas & Consumable Fuels - 0.8%
EP Energy Corp (i)(m)	7,975	10,687
Mesquite Energy Inc (i)(m)	217,050	18,936,187
New Fortress Energy Inc (n)	151,680	823,622
		19,770,496
TOTAL ENERGY		19,846,004

Health Care - 0.2%
Health Care Providers & Services - 0.2%
Cano Health LLC (i)(m)	271,705	2,784,976
Cano Health LLC warrants (i)(m)	14,480	39,965
Surgery Partners Inc (m)	123,500	2,710,825
		5,535,766
Industrials - 0.0%
Passenger Airlines - 0.0%
Spirit Aviation Holdings Inc	26,226	218,987
Spirit Aviation Holdings Inc	23,619	197,219
		416,206
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.1%
Coherent Corp (m)	31,500	2,026,080
IT Services - 0.2%
GTT Communications Inc (i)(m)	113,281	5,270,965
Semiconductors & Semiconductor Equipment - 0.0%
ON Semiconductor Corp (m)	44,200	1,754,740
TOTAL INFORMATION TECHNOLOGY		9,051,785

Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
PureWest Energy LLC (i)(m)	105	24
TOTAL UNITED STATES		36,082,739
TOTAL COMMON STOCKS (Cost $33,061,585)		41,147,871

Convertible Corporate Bonds - 1.6%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.6%
Communication Services - 0.4%
Media - 0.4%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind	9,412,707	10,147,839
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Rivian Automotive Inc 3.625% 10/15/2030	3,286,000	2,977,116
Hotels, Restaurants & Leisure - 0.0%
New Cotai LLC 5% 2/24/2027 (i)	166,639	167,755
TOTAL CONSUMER DISCRETIONARY		3,144,871

Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.2%
MKS Instruments Inc 1.25% 6/1/2030 (f)	2,767,000	2,379,430
ON Semiconductor Corp 0% 5/1/2027 (o)	910,000	971,334
Wolfspeed Inc 1.875% 12/1/2029	11,663,000	3,271,472
		6,622,236
Software - 0.2%
Core Scientific Inc 0% 6/15/2031 (f)(o)	5,206,000	4,410,828
TOTAL INFORMATION TECHNOLOGY		11,033,064

Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 0.25% 6/15/2026	5,222,000	4,877,348
Redfin Corp 0.5% 4/1/2027	9,422,000	8,267,805
		13,145,153
Utilities - 0.2%
Electric Utilities - 0.1%
PG&E Corp 4.25% 12/1/2027	2,633,000	2,735,424
Independent Power and Renewable Electricity Producers - 0.1%
XPLR Infrastructure LP 0% 11/15/2025 (f)	1,430,000	1,372,800
XPLR Infrastructure LP 2.5% 6/15/2026 (f)	2,910,000	2,735,400
		4,108,200
TOTAL UTILITIES		6,843,624

TOTAL UNITED STATES		44,314,551
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $46,427,735)		44,314,551

Fixed-Income Funds - 1.2%
	Shares	Value ($)
iShares Broad USD High Yield Corporate Bond ETF (q) (Cost $32,813,490)	925,100	33,858,660

Non-Convertible Corporate Bonds - 83.0%
	Principal Amount (a)	Value ($)
AUSTRALIA - 0.7%
Materials - 0.7%
Metals & Mining - 0.7%
Alumina Pty Ltd 6.375% 9/15/2032 (f)	5,480,000	5,349,146
FMG Resources August 2006 Pty Ltd 4.375% 4/1/2031 (f)	1,415,000	1,280,620
FMG Resources August 2006 Pty Ltd 5.875% 4/15/2030 (f)	130,000	128,464
Mineral Resources Ltd 8% 11/1/2027 (f)	4,625,000	4,392,467
Mineral Resources Ltd 8.125% 5/1/2027 (f)	4,775,000	4,643,648
Mineral Resources Ltd 8.5% 5/1/2030 (f)	3,535,000	3,211,208
Mineral Resources Ltd 9.25% 10/1/2028 (f)	2,425,000	2,293,355

TOTAL AUSTRALIA		21,298,908
BAILIWICK OF JERSEY - 0.1%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Aston Martin Capital Holdings Ltd 10% 3/31/2029 (f)	3,337,000	2,866,246
BELGIUM - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Telenet Finance Luxembourg Notes Sarl 5.5% 3/1/2028 (f)	2,400,000	2,339,894
BRAZIL - 0.4%
Energy - 0.0%
Energy Equipment & Services - 0.0%
Yinson Boronia Production BV 8.947% 7/31/2042 (f)	1,303,402	1,335,987
Materials - 0.4%
Metals & Mining - 0.4%
ERO Copper Corp 6.5% 2/15/2030 (f)	6,388,000	6,156,435
Samarco Mineracao SA 9% 6/30/2031 pay-in-kind (e)(f)	4,341,332	4,071,952
		10,228,387
TOTAL BRAZIL		11,564,374
CAMEROON - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Golar LNG Ltd 7.75% 9/19/2029 (f)(r)	4,600,000	4,580,634
CANADA - 3.0%
Consumer Discretionary - 0.5%
Hotels, Restaurants & Leisure - 0.5%
1011778 BC ULC / New Red Finance Inc 4% 10/15/2030 (f)	7,576,000	6,894,406
1011778 BC ULC / New Red Finance Inc 5.625% 9/15/2029 (f)	4,235,000	4,220,983
1011778 BC ULC / New Red Finance Inc 6.125% 6/15/2029 (f)	2,710,000	2,752,858
		13,868,247
Consumer Staples - 0.0%
Household Products - 0.0%
Kronos Acquisition Holdings Inc 10.75% 6/30/2032 (f)	680,000	407,454
Kronos Acquisition Holdings Inc 8.25% 6/30/2031 (f)	1,128,000	932,245
		1,339,699
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Baytex Energy Corp 7.375% 3/15/2032 (f)	2,725,000	2,349,398
Parkland Corp 4.5% 10/1/2029 (f)	1,673,000	1,577,253
Parkland Corp 4.625% 5/1/2030 (f)	8,785,000	8,268,649
Parkland Corp 6.625% 8/15/2032 (f)	810,000	806,269
South Bow Canadian Infrastructure Holdings Ltd 7.5% 3/1/2055 (e)(f)	1,298,000	1,275,831
South Bow Canadian Infrastructure Holdings Ltd 7.625% 3/1/2055 (e)(f)	424,000	423,577
Vermilion Energy Inc 7.25% 2/15/2033 (f)	555,000	465,612
		15,166,589
Industrials - 0.4%
Aerospace & Defense - 0.2%
Bombardier Inc 7% 6/1/2032 (f)	790,000	799,267
Bombardier Inc 7.25% 7/1/2031 (f)	3,940,000	4,033,989
		4,833,256
Commercial Services & Supplies - 0.2%
Wrangler Holdco Corp 6.625% 4/1/2032 (f)(q)	5,150,000	5,286,619
TOTAL INDUSTRIALS		10,119,875

Information Technology - 0.5%
Software - 0.5%
Open Text Corp 3.875% 12/1/2029 (f)	4,220,000	3,888,302
Open Text Corp 3.875% 2/15/2028 (f)	570,000	544,831
Open Text Holdings Inc 4.125% 12/1/2031 (f)	4,420,000	3,952,840
Open Text Holdings Inc 4.125% 2/15/2030 (f)(q)	5,070,000	4,685,056
		13,071,029
Materials - 1.1%
Chemicals - 1.0%
Methanex Corp 5.125% 10/15/2027	11,571,000	11,357,992
Methanex Corp 5.65% 12/1/2044	6,431,000	4,928,042
NOVA Chemicals Corp 4.25% 5/15/2029 (f)	5,245,000	4,956,525
NOVA Chemicals Corp 5% 5/1/2025 (f)	2,270,000	2,270,000
NOVA Chemicals Corp 7% 12/1/2031 (f)	2,625,000	2,713,148
NOVA Chemicals Corp 9% 2/15/2030 (f)	1,670,000	1,784,319
		28,010,026
Metals & Mining - 0.1%
Capstone Copper Corp 6.75% 3/31/2033 (f)	3,280,000	3,222,793
Hudbay Minerals Inc 4.5% 4/1/2026 (f)	1,120,000	1,099,055
		4,321,848
TOTAL MATERIALS		32,331,874

TOTAL CANADA		85,897,313
CHILE - 0.3%
Communication Services - 0.2%
Media - 0.2%
VTR Finance NV 6.375% 7/15/2028 (f)	4,995,000	4,704,691
Industrials - 0.1%
Construction & Engineering - 0.1%
ATP Tower Holdings / Andean Telecom Partners Chile SpA / Andean Tower Partners C 7.875% 2/3/2030 (f)	2,947,000	2,938,429
TOTAL CHILE		7,643,120
COLOMBIA - 0.4%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Canacol Energy Ltd 5.75% 11/24/2028 (f)	8,598,000	3,955,080
Gran Tierra Energy Inc 9.5% 10/15/2029 (f)	4,577,000	3,581,503
		7,536,583
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Enfragen Energia Sur SA 5.375% 12/30/2030 (f)	4,776,000	4,090,930
TOTAL COLOMBIA		11,627,513
CONGO DEMOCRATIC REPUBLIC OF - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Ivanhoe Mine Ltd 7.875% 1/23/2030 (f)	3,594,000	3,505,706
FINLAND - 0.3%
Consumer Discretionary - 0.2%
Leisure Products - 0.2%
Amer Sports Co 6.75% 2/16/2031 (f)(q)	5,815,000	5,881,535
Materials - 0.1%
Paper & Forest Products - 0.1%
Ahlstrom Holding 3 Oy 4.875% 2/4/2028 (f)	2,735,000	2,549,321
TOTAL FINLAND		8,430,856
FRANCE - 1.4%
Communication Services - 1.1%
Diversified Telecommunication Services - 1.1%
Altice France SA 5.125% 1/15/2029 (f)	12,464,000	10,098,411
Altice France SA 5.125% 7/15/2029 (f)	11,265,000	9,190,927
Altice France SA 5.5% 1/15/2028 (f)	5,340,000	4,420,958
Altice France SA 5.5% 10/15/2029 (f)	50,000	40,931
Iliad Holding SASU 7% 4/15/2032 (f)	3,165,000	3,193,253
Iliad Holding SASU 8.5% 4/15/2031 (f)	4,768,000	5,027,618
		31,972,098
Energy - 0.3%
Energy Equipment & Services - 0.3%
Vallourec SACA 7.5% 4/15/2032 (f)	5,756,000	5,966,497
Viridien 10% 10/15/2030 (f)	3,155,000	2,961,849
		8,928,346
TOTAL FRANCE		40,900,444
GERMANY - 0.6%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
ZF North America Capital Inc 6.75% 4/23/2030 (f)	2,275,000	2,073,364
ZF North America Capital Inc 6.875% 4/14/2028 (f)	1,440,000	1,374,952
ZF North America Capital Inc 6.875% 4/23/2032 (f)	2,400,000	2,105,025
ZF North America Capital Inc 7.125% 4/14/2030 (f)(q)	1,440,000	1,324,808
		6,878,149
Industrials - 0.4%
Machinery - 0.4%
TK Elevator US Newco Inc 5.25% 7/15/2027 (f)	10,284,000	10,126,626
TOTAL GERMANY		17,004,775
GHANA - 0.5%
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Kosmos Energy Ltd 7.125% 4/4/2026 (f)	4,999,000	4,792,791
Kosmos Energy Ltd 7.5% 3/1/2028 (f)(q)	1,958,000	1,671,036
Kosmos Energy Ltd 7.75% 5/1/2027 (f)	895,000	805,499
Kosmos Energy Ltd 8.75% 10/1/2031 (f)	1,695,000	1,363,967
Tullow Oil PLC 10.25% 5/15/2026 (f)	6,761,000	5,273,580

TOTAL GHANA		13,906,873
GRAND CAYMAN (UK OVERSEAS TER) - 0.1%
Financials - 0.1%
Financial Services - 0.1%
Global Aircraft Leasing Co Ltd 8.75% 9/1/2027 (f)	3,312,000	3,300,001
GUATEMALA - 0.2%
Communication Services - 0.2%
Wireless Telecommunication Services - 0.2%
Millicom International Cellular SA 4.5% 4/27/2031 (f)	1,349,000	1,200,610
Millicom International Cellular SA 5.125% 1/15/2028 (f)	2,930,400	2,855,309
Millicom International Cellular SA 7.375% 4/2/2032 (f)	1,720,000	1,737,200

TOTAL GUATEMALA		5,793,119
HONG KONG - 0.1%
Industrials - 0.1%
Marine Transportation - 0.1%
Seaspan Corp 5.5% 8/1/2029 (f)	2,955,000	2,695,716
IRELAND - 1.1%
Financials - 1.0%
Consumer Finance - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.5% 1/31/2056 (e)	3,376,000	3,278,411
Financial Services - 0.9%
GGAM Finance Ltd 5.875% 3/15/2030 (f)	3,675,000	3,649,385
GGAM Finance Ltd 6.875% 4/15/2029 (f)	3,625,000	3,701,875
GGAM Finance Ltd 8% 2/15/2027 (f)	5,360,000	5,503,005
GGAM Finance Ltd 8% 6/15/2028 (f)	7,870,000	8,259,778
TrueNoord Capital DAC 8.75% 3/1/2030 (f)	3,745,000	3,825,443
		24,939,486
TOTAL FINANCIALS		28,217,897

Industrials - 0.1%
Air Freight & Logistics - 0.1%
AerCap Global Aviation Trust 6.5% 6/15/2045 (e)(f)	2,540,000	2,540,776
TOTAL IRELAND		30,758,673
ISRAEL - 0.5%
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Energean Israel Finance Ltd 4.875% 3/30/2026 (f)(r)	1,395,000	1,373,199
Energean Israel Finance Ltd 5.375% 3/30/2028 (f)(r)	3,332,000	3,136,745
Energean Israel Finance Ltd 5.875% 3/30/2031 (f)(r)	1,214,000	1,097,796
Energean PLC 6.5% 4/30/2027 (f)	4,568,000	4,476,640
		10,084,380
Health Care - 0.1%
Pharmaceuticals - 0.1%
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	3,265,000	3,154,767
TOTAL ISRAEL		13,239,147
ITALY - 0.1%
Financials - 0.1%
Banks - 0.1%
UniCredit SpA 5.459% 6/30/2035 (e)(f)	4,171,000	4,059,488
LUXEMBOURG - 0.7%
Communication Services - 0.5%
Media - 0.4%
Altice Financing SA 5.75% 8/15/2029 (f)	12,697,000	9,364,312
Altice France Holding SA 6% 2/15/2028 (f)	5,268,000	1,633,898
		10,998,210
Wireless Telecommunication Services - 0.1%
Intelsat Jackson Holdings SA 6.5% 3/15/2030 (f)	3,255,000	3,201,676
TOTAL COMMUNICATION SERVICES		14,199,886

Information Technology - 0.1%
Software - 0.1%
ION Trading Technologies Sarl 5.75% 5/15/2028 (f)	4,115,000	3,702,054
ION Trading Technologies Sarl 9.5% 5/30/2029 (f)	265,000	255,005
		3,957,059
Materials - 0.1%
Chemicals - 0.1%
Herens Holdco Sarl 4.75% 5/15/2028 (f)	2,250,000	1,962,583
TOTAL LUXEMBOURG		20,119,528
MAURITIUS - 0.1%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Axian Telecom 7.375% 2/16/2027 (f)	2,640,000	2,621,018
MEXICO - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Petroleos Mexicanos 6.5% 3/13/2027	5,383,000	5,250,578
NETHERLANDS - 0.2%
Communication Services - 0.0%
Media - 0.0%
Ziggo BV 4.875% 1/15/2030 (f)	1,370,000	1,261,282
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Sigma Holdco BV 7.875% 5/15/2026 (f)	1,313,000	1,299,942
Materials - 0.2%
Containers & Packaging - 0.2%
Trivium Packaging Finance BV 5.5% 8/15/2026 (f)	737,000	729,758
Trivium Packaging Finance BV 8.5% 8/15/2027 (f)	2,141,000	2,116,126
		2,845,884
TOTAL NETHERLANDS		5,407,108
NIGERIA - 0.3%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
IHS Holding Ltd 5.625% 11/29/2026 (f)	1,421,000	1,386,807
IHS Holding Ltd 6.25% 11/29/2028 (f)	615,000	581,579
IHS Holding Ltd 7.875% 5/29/2030 (f)	2,365,000	2,279,269
IHS Holding Ltd 8.25% 11/29/2031 (f)	3,265,000	3,138,481

TOTAL NIGERIA		7,386,136
NORWAY - 0.1%
Energy - 0.1%
Energy Equipment & Services - 0.1%
Seadrill Finance Ltd 8.375% 8/1/2030 (f)	1,260,000	1,179,922
TGS ASA 8.5% 1/15/2030 (f)	2,965,000	2,935,350

TOTAL NORWAY		4,115,272
PANAMA - 0.5%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.2%
Sable International Finance Ltd 7.125% 10/15/2032 (f)	5,957,000	5,853,050
Wireless Telecommunication Services - 0.3%
C&W Senior Finance Ltd 9% 1/15/2033 (f)	8,705,000	8,748,055
TOTAL PANAMA		14,601,105
PERU - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Volcan Cia Minera SAA 8.75% 1/24/2030 (f)	4,356,000	4,101,446
PUERTO RICO - 0.2%
Communication Services - 0.2%
Media - 0.2%
Lcpr Senior Secured Financing Dac 5.125% 7/15/2029 (f)	2,209,000	1,634,514
Lcpr Senior Secured Financing Dac 6.75% 10/15/2027 (f)	3,335,000	2,741,891

TOTAL PUERTO RICO		4,376,405
RUSSIA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
TMK OAO Via TMK Capital SA loan participation 4.3% (i)(k)(r)	200,000	30,000
SOUTH AFRICA - 0.2%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Liquid Telecommunications Financing Plc 5.5% 9/4/2026 (f)	7,115,000	5,874,002
SPAIN - 0.0%
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/2028 (f)	455,000	432,333
SWITZERLAND - 0.6%
Industrials - 0.5%
Aerospace & Defense - 0.5%
VistaJet Malta Finance PLC / Vista Management Holding Inc 6.375% 2/1/2030 (f)	8,756,000	7,559,630
VistaJet Malta Finance PLC / Vista Management Holding Inc 7.875% 5/1/2027 (f)	3,390,000	3,292,147
VistaJet Malta Finance PLC / Vista Management Holding Inc 9.5% 6/1/2028 (f)	2,263,000	2,210,478
		13,062,255
Materials - 0.1%
Chemicals - 0.1%
Consolidated Energy Finance SA 12% 2/15/2031 (f)	4,576,000	4,125,157
Consolidated Energy Finance SA 5.625% 10/15/2028 (f)	910,000	708,198
		4,833,355
TOTAL SWITZERLAND		17,895,610
TANZANIA - 0.2%
Information Technology - 0.2%
Communications Equipment - 0.2%
HTA Group Ltd/Mauritius 7.5% 6/4/2029 (f)	5,358,000	5,351,303
TURKEY - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Eldorado Gold Corp 6.25% 9/1/2029 (f)	1,400,000	1,383,578
UNITED KINGDOM - 1.7%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.1%
Connect Finco Sarl / Connect Us Finco LLC 9% 9/15/2029 (f)	1,835,000	1,716,276
Virgin Media Finance PLC 5% 7/15/2030 (f)	2,510,000	2,200,223
		3,916,499
Media - 0.4%
Virgin Media Secured Finance PLC 4.5% 8/15/2030 (f)	6,380,000	5,736,131
Virgin Media Vendor Financing Notes IV DAC 5% 7/15/2028 (f)	2,000,000	1,934,596
		7,670,727
Wireless Telecommunication Services - 0.1%
Vmed O2 UK Financing I PLC 4.25% 1/31/2031 (f)	1,179,000	1,029,174
Vmed O2 UK Financing I PLC 7.75% 4/15/2032 (f)	1,360,000	1,371,714
		2,400,888
TOTAL COMMUNICATION SERVICES		13,988,114

Consumer Discretionary - 0.4%
Automobile Components - 0.3%
Macquarie Airfinance Holdings Ltd 6.5% 3/26/2031 (f)	3,810,000	3,913,625
Macquarie Airfinance Holdings Ltd 8.125% 3/30/2029 (f)	3,368,000	3,522,295
		7,435,920
Specialty Retail - 0.1%
Belron UK Finance PLC 5.75% 10/15/2029 (f)	4,515,000	4,508,404
TOTAL CONSUMER DISCRETIONARY		11,944,324

Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EG Global Finance PLC 12% 11/30/2028 (f)	8,835,000	9,738,847
Health Care - 0.1%
Health Care Providers & Services - 0.1%
180 Medical Inc 3.875% 10/15/2029 (f)	2,575,000	2,411,419
Materials - 0.0%
Chemicals - 0.0%
INEOS Quattro Finance 2 Plc 9.625% 3/15/2029 (f)	1,185,000	1,140,562
Utilities - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6.375% 2/15/2032 (f)	5,915,000	5,811,189
ContourGlobal Power Holdings SA 6.75% 2/28/2030 (f)	3,220,000	3,258,357
		9,069,546
TOTAL UNITED KINGDOM		48,292,812
UNITED STATES - 67.2%
Communication Services - 5.6%
Diversified Telecommunication Services - 1.0%
Cablevision Lightpath LLC 5.625% 9/15/2028 (f)	1,015,000	939,733
Consolidated Communications Inc 5% 10/1/2028 (f)	1,520,000	1,443,286
Level 3 Financing Inc 10% 10/15/2032 (f)	594,000	592,515
Level 3 Financing Inc 10.5% 5/15/2030 (f)	7,637,000	8,256,127
Level 3 Financing Inc 11% 11/15/2029 (f)	3,325,280	3,716,000
Level 3 Financing Inc 3.625% 1/15/2029 (f)	1,905,000	1,471,613
Level 3 Financing Inc 3.75% 7/15/2029 (f)	655,000	492,416
Level 3 Financing Inc 3.875% 10/15/2030 (f)(q)	5,494,000	4,333,118
Level 3 Financing Inc 4% 4/15/2031 (f)	384,000	299,611
Level 3 Financing Inc 4.25% 7/1/2028 (f)	595,000	511,738
Level 3 Financing Inc 4.5% 4/1/2030 (f)	6,175,000	5,142,108
Lumen Technologies Inc 4.125% 4/15/2030 (f)	820,000	766,700
Lumen Technologies Inc 4.5% 1/15/2029 (f)	630,000	503,056
		28,468,021
Interactive Media & Services - 0.1%
Snap Inc 6.875% 3/1/2033 (f)	2,640,000	2,636,661
Media - 4.5%
Advantage Sales & Marketing Inc 6.5% 11/15/2028 (f)	4,245,000	3,417,688
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 1/15/2034 (f)(q)	5,185,000	4,367,783
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 2/1/2031 (f)	7,834,000	7,078,202
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 5/1/2032	12,886,000	11,448,936
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 6/1/2033 (f)	11,880,000	10,336,399
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 8/15/2030 (f)	4,425,000	4,108,985
CCO Holdings LLC / CCO Holdings Capital Corp 4.75% 3/1/2030 (f)	80,000	75,523
Clear Channel Outdoor Holdings Inc 5.125% 8/15/2027 (f)	1,938,000	1,884,293
Clear Channel Outdoor Holdings Inc 7.5% 6/1/2029 (f)	3,679,000	3,015,308
Clear Channel Outdoor Holdings Inc 7.75% 4/15/2028 (f)	35,000	29,050
Clear Channel Outdoor Holdings Inc 7.875% 4/1/2030 (f)(q)	5,015,000	5,017,244
Clear Channel Outdoor Holdings Inc 9% 9/15/2028 (f)(q)	4,575,000	4,735,372
CSC Holdings LLC 3.375% 2/15/2031 (f)	11,649,000	7,776,996
CSC Holdings LLC 4.125% 12/1/2030 (f)	2,939,000	2,014,298
CSC Holdings LLC 4.5% 11/15/2031 (f)	1,860,000	1,264,827
CSC Holdings LLC 4.625% 12/1/2030 (f)	12,350,000	5,712,225
CSC Holdings LLC 5.375% 2/1/2028 (f)	4,235,000	3,700,911
DISH DBS Corp 5.125% 6/1/2029	7,597,000	4,756,587
DISH DBS Corp 7.375% 7/1/2028	2,445,000	1,652,111
EchoStar Corp 10.75% 11/30/2029	12,358,721	13,067,663
EchoStar Corp 6.75% 11/30/2030 pay-in-kind (e)	10,002,839	9,323,374
Outfront Media Capital LLC / Outfront Media Capital Corp 7.375% 2/15/2031 (f)	3,464,000	3,627,366
Sirius XM Radio LLC 4.125% 7/1/2030 (f)	5,380,000	4,813,764
Univision Communications Inc 4.5% 5/1/2029 (f)(q)	6,215,000	5,329,463
Univision Communications Inc 6.625% 6/1/2027 (f)	2,750,000	2,660,857
Univision Communications Inc 7.375% 6/30/2030 (f)(q)	990,000	901,737
Univision Communications Inc 8% 8/15/2028 (f)	2,185,000	2,122,394
Univision Communications Inc 8.5% 7/31/2031 (f)	4,045,000	3,819,599
		128,058,955
TOTAL COMMUNICATION SERVICES		159,163,637

Consumer Discretionary - 9.1%
Automobile Components - 0.2%
Adient Global Holdings Ltd 7.5% 2/15/2033 (f)	2,740,000	2,598,224
Clarios Global LP / Clarios US Finance Co 6.75% 2/15/2030 (f)	2,695,000	2,741,624
Hertz Corp/The 5.5% (f)(i)(k)	65,000	3,899
Hertz Corp/The 6% (f)(i)(k)	85,000	16,575
Hertz Corp/The 6.25% (i)(k)	60,000	4,350
Hertz Corp/The 7.125% (f)(i)(k)	85,000	18,275
Patrick Industries Inc 6.375% 11/1/2032 (f)	1,375,000	1,334,889
		6,717,836
Automobiles - 0.1%
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC CME Term SOFR 6 month Index + 6.0533%, 10.1513% 10/15/2026 (d)(e)(f)	4,131,000	4,110,347
Broadline Retail - 0.5%
CMG Media Corp 8.875% 6/18/2029 (f)	1,500,000	1,312,499
GrubHub Holdings Inc 5.5% 7/1/2027 (f)	1,590,000	1,436,539
Kohl's Corp 4.25% 7/17/2025	1,660,000	1,628,421
Nordstrom Inc 4.25% 8/1/2031	1,175,000	999,696
Nordstrom Inc 4.375% 4/1/2030 (q)	870,000	770,577
Wayfair LLC 7.25% 10/31/2029 (f)(q)	4,539,000	4,145,906
Wayfair LLC 7.75% 9/15/2030 (f)(q)	4,325,000	3,945,821
		14,239,459
Distributors - 0.1%
Windsor Holdings III LLC 8.5% 6/15/2030 (f)	2,310,000	2,431,379
Diversified Consumer Services - 1.2%
Service Corp International/US 4% 5/15/2031 (q)	2,300,000	2,100,011
Service Corp International/US 5.125% 6/1/2029 (q)	1,478,000	1,460,675
Service Corp International/US 5.75% 10/15/2032	1,355,000	1,337,710
Sotheby's 7.375% 10/15/2027 (f)	5,019,000	4,710,642
StoneMor Inc 8.5% 5/15/2029 (f)	4,193,000	3,769,953
TKC Holdings Inc 10.5% 5/15/2029 (f)	5,338,000	5,340,594
TKC Holdings Inc 6.875% 5/15/2028 (f)	4,625,000	4,625,310
WASH Multifamily Acquisition Inc 5.75% 4/15/2026 (f)(q)	10,591,000	10,484,609
		33,829,504
Hotels, Restaurants & Leisure - 4.6%
Caesars Entertainment Inc 6% 10/15/2032 (f)(q)	4,665,000	4,397,900
Caesars Entertainment Inc 6.5% 2/15/2032 (f)	5,260,000	5,287,552
Caesars Entertainment Inc 7% 2/15/2030 (f)	515,000	527,176
Caesars Entertainment Inc 8.125% 7/1/2027 (f)	2,211,000	2,217,646
Carnival Corp 5.75% 3/1/2027 (f)	545,000	543,074
Carnival Corp 5.75% 3/15/2030 (f)	6,250,000	6,206,287
Carnival Corp 6% 5/1/2029 (f)	5,845,000	5,810,559
Carnival Corp 6.125% 2/15/2033 (f)	2,740,000	2,716,444
Carnival Corp 6.65% 1/15/2028	750,000	764,121
Carnival Corp 7.625% 3/1/2026 (f)	10,535,000	10,548,527
CEC Entertainment LLC 6.75% 5/1/2026 (f)	5,331,000	5,236,053
ClubCorp Holdings Inc 8.5% 9/15/2025 (f)	1,645,000	1,538,075
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 4.625% 1/15/2029 (f)	90,000	83,374
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 6.75% 1/15/2030 (f)	9,265,000	8,106,021
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (f)(q)	10,412,000	9,210,290
Hilton Domestic Operating Co Inc 4% 5/1/2031 (f)	3,745,000	3,434,548
Hilton Domestic Operating Co Inc 5.875% 3/15/2033 (f)	1,445,000	1,444,258
Hilton Domestic Operating Co Inc 5.875% 4/1/2029 (f)	1,050,000	1,060,888
Hilton Domestic Operating Co Inc 6.125% 4/1/2032 (f)(q)	2,325,000	2,355,932
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 6.625% 1/15/2032 (f)	3,990,000	3,909,514
Life Time Inc 6% 11/15/2031 (f)	3,955,000	3,942,600
MajorDrive Holdings IV LLC 6.375% 6/1/2029 (f)	3,585,000	2,637,287
MGM Resorts International 6.5% 4/15/2032 (q)	2,720,000	2,680,312
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC 11.875% 4/15/2031 (f)	2,715,000	2,681,265
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC 8.25% 4/15/2030 (f)	2,715,000	2,714,562
NCL Corp Ltd 5.875% 3/15/2026 (f)	543,000	540,230
NCL Corp Ltd 6.75% 2/1/2032 (f)	2,740,000	2,678,659
Royal Caribbean Cruises Ltd 4.25% 7/1/2026 (f)	130,000	128,148
Royal Caribbean Cruises Ltd 5.375% 7/15/2027 (f)	60,000	59,930
Royal Caribbean Cruises Ltd 5.625% 9/30/2031 (f)	10,260,000	10,181,143
Royal Caribbean Cruises Ltd 6% 2/1/2033 (f)	5,545,000	5,560,265
Royal Caribbean Cruises Ltd 6.25% 3/15/2032 (f)	4,930,000	5,003,888
Station Casinos LLC 4.5% 2/15/2028 (f)	75,000	72,366
Station Casinos LLC 4.625% 12/1/2031 (f)(q)	115,000	103,957
Station Casinos LLC 6.625% 3/15/2032 (f)(q)	2,625,000	2,609,774
Viking Cruises Ltd 9.125% 7/15/2031 (f)	930,000	994,351
Viking Ocean Cruises Ship VII Ltd 5.625% 2/15/2029 (f)	1,605,000	1,588,903
VOC Escrow Ltd 5% 2/15/2028 (f)	2,130,000	2,089,084
Yum! Brands Inc 4.625% 1/31/2032 (q)	9,310,000	8,763,668
Yum! Brands Inc 5.375% 4/1/2032 (q)	1,100,000	1,080,960
		131,509,591
Household Durables - 0.9%
Ashton Woods USA LLC / Ashton Woods Finance Co 4.625% 8/1/2029 (f)	2,555,000	2,363,963
Ashton Woods USA LLC / Ashton Woods Finance Co 6.625% 1/15/2028 (f)	5,000	4,990
Beazer Homes USA Inc 7.5% 3/15/2031 (f)(q)	2,160,000	2,086,943
Landsea Homes Corp 8.875% 4/1/2029 (f)	2,500,000	2,365,809
LGI Homes Inc 4% 7/15/2029 (f)(q)	1,585,000	1,379,268
LGI Homes Inc 7% 11/15/2032 (f)	5,335,000	4,921,538
LGI Homes Inc 8.75% 12/15/2028 (f)	1,070,000	1,080,491
Newell Brands Inc 6.375% 5/15/2030	3,060,000	2,785,743
Newell Brands Inc 6.375% 9/15/2027 (q)	1,015,000	989,433
Newell Brands Inc 6.625% 5/15/2032 (q)	1,590,000	1,411,442
Newell Brands Inc 6.625% 9/15/2029	1,470,000	1,378,964
Newell Brands Inc 6.875% 4/1/2036 (s)	690,000	601,028
Newell Brands Inc 7% 4/1/2046 (q)(s)	1,800,000	1,390,794
TopBuild Corp 4.125% 2/15/2032 (f)(q)	2,115,000	1,903,302
		24,663,708
Specialty Retail - 1.4%
Carvana Co 10.25% 5/1/2030 (f)	357,000	371,280
Carvana Co 11% 6/1/2030 pay-in-kind (e)(f)	2,261,502	2,394,579
Carvana Co 14% 6/1/2031 pay-in-kind (e)(f)	5,310,093	5,976,799
Carvana Co 4.875% 9/1/2029 (f)	2,253,000	2,000,236
Carvana Co 5.5% 4/15/2027 (f)	2,422,000	2,276,680
Carvana Co 5.625% 10/1/2025 (f)	4,594,000	4,562,040
Carvana Co 5.875% 10/1/2028 (f)	1,267,000	1,165,640
Carvana Co 9% 12/1/2028 pay-in-kind (e)(f)	2,038,308	2,095,474
Champions Financing Inc 8.75% 2/15/2029 (f)(q)	5,440,000	4,789,459
LBM Acquisition LLC 6.25% 1/15/2029 (f)	2,815,000	2,466,734
Sally Holdings LLC / Sally Capital Inc 6.75% 3/1/2032 (q)	2,540,000	2,558,433
Staples Inc 10.75% 9/1/2029 (f)	6,064,000	5,253,940
Staples Inc 12.75% 1/15/2030 (f)	4,067,209	2,365,761
Wand NewCo 3 Inc 7.625% 1/30/2032 (f)(q)	1,300,000	1,339,239
		39,616,294
Textiles, Apparel & Luxury Goods - 0.1%
Wolverine World Wide Inc 4% 8/15/2029 (f)	2,485,000	2,067,402
TOTAL CONSUMER DISCRETIONARY		259,185,520

Consumer Staples - 2.4%
Consumer Staples Distribution & Retail - 1.3%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 3.5% 3/15/2029 (f)	6,938,000	6,471,162
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 4.625% 1/15/2027 (f)	95,000	93,925
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 4.875% 2/15/2030 (f)	4,100,000	3,960,795
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 6.25% 3/15/2033 (f)(q)	3,080,000	3,124,805
C&S Group Enterprises LLC 5% 12/15/2028 (f)	4,962,000	4,149,486
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 9% 2/15/2029 (f)	5,892,000	6,027,522
Performance Food Group Inc 5.5% 10/15/2027 (f)	642,000	636,738
Performance Food Group Inc 6.125% 9/15/2032 (f)	4,300,000	4,301,277
US Foods Inc 4.75% 2/15/2029 (f)	2,800,000	2,719,477
US Foods Inc 5.75% 4/15/2033 (f)	2,585,000	2,532,028
US Foods Inc 6.875% 9/15/2028 (f)	1,750,000	1,793,781
US Foods Inc 7.25% 1/15/2032 (f)	50,000	52,305
		35,863,301
Food Products - 1.1%
Fiesta Purchaser Inc 7.875% 3/1/2031 (f)	2,490,000	2,608,422
Fiesta Purchaser Inc 9.625% 9/15/2032 (f)	1,295,000	1,354,093
Lamb Weston Holdings Inc 4.125% 1/31/2030 (f)(q)	8,425,000	7,903,621
Lamb Weston Holdings Inc 4.375% 1/31/2032 (f)	1,370,000	1,255,081
Post Holdings Inc 4.625% 4/15/2030 (f)	3,900,000	3,676,160
Post Holdings Inc 5.5% 12/15/2029 (f)(q)	3,787,000	3,716,952
Post Holdings Inc 6.25% 10/15/2034 (f)(q)	3,750,000	3,718,871
Post Holdings Inc 6.25% 2/15/2032 (f)	3,485,000	3,512,006
Post Holdings Inc 6.375% 3/1/2033 (f)(q)	3,800,000	3,757,281
		31,502,487
Household Products - 0.0%
Resideo Funding Inc 6.5% 7/15/2032 (f)	1,797,000	1,782,602
TOTAL CONSUMER STAPLES		69,148,390

Energy - 9.5%
Energy Equipment & Services - 1.4%
Archrock Partners LP / Archrock Partners Finance Corp 6.625% 9/1/2032 (f)	2,629,000	2,614,209
Nabors Industries Inc 7.375% 5/15/2027 (f)	3,715,000	3,502,835
Nabors Industries Inc 8.875% 8/15/2031 (f)	2,300,000	1,559,947
Nabors Industries Inc 9.125% 1/31/2030 (f)(q)	640,000	579,559
Nabors Industries Ltd 7.5% 1/15/2028 (f)	4,200,000	3,342,342
Star Holding LLC 8.75% 8/1/2031 (f)	1,870,000	1,713,388
Transocean Aquila Ltd 8% 9/30/2028 (f)	485,154	478,282
Transocean Inc 8% 2/1/2027 (f)	7,991,000	7,423,164
Transocean Inc 8.25% 5/15/2029 (f)	2,465,000	1,997,013
Transocean Inc 8.5% 5/15/2031 (f)	3,160,000	2,442,804
Transocean Inc 8.75% 2/15/2030 (f)	1,772,000	1,732,112
USA Compression Partners LP / USA Compression Finance Corp 6.875% 9/1/2027	3,893,000	3,859,968
USA Compression Partners LP / USA Compression Finance Corp 7.125% 3/15/2029 (f)	5,135,000	5,184,764
Valaris Ltd 8.375% 4/30/2030 (f)	4,285,000	4,014,995
		40,445,382
Oil, Gas & Consumable Fuels - 8.1%
Aethon United BR LP / Aethon United Finance Corp 7.5% 10/1/2029 (f)	4,135,000	4,151,718
Alpha Natural Resources Inc 9.75% (i)(k)	210,000	0
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 3/1/2027 (f)	1,515,000	1,509,535
California Resources Corp 7.125% 2/1/2026 (f)	1,186,000	1,178,296
California Resources Corp 8.25% 6/15/2029 (f)	8,190,000	7,808,394
Calumet Specialty Products Partners LP / Calumet Finance Corp 9.75% 7/15/2028 (f)	4,378,000	3,903,731
Cheniere Energy Partners LP 5.75% 8/15/2034	3,095,000	3,103,626
CITGO Petroleum Corp 6.375% 6/15/2026 (f)	9,291,000	9,240,808
CITGO Petroleum Corp 8.375% 1/15/2029 (f)	1,700,000	1,700,826
CNX Midstream Partners LP 4.75% 4/15/2030 (f)	3,704,000	3,409,428
CNX Resources Corp 6% 1/15/2029 (f)	25,000	24,254
CNX Resources Corp 7.25% 3/1/2032 (f)	4,305,000	4,302,572
CNX Resources Corp 7.375% 1/15/2031 (f)(q)	1,580,000	1,581,588
Comstock Resources Inc 5.875% 1/15/2030 (f)(q)	5,330,000	4,824,990
Comstock Resources Inc 6.75% 3/1/2029 (f)	4,870,000	4,642,032
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/2033 (f)	5,263,000	5,537,644
CVR Energy Inc 5.75% 2/15/2028 (f)	5,028,000	4,588,693
CVR Energy Inc 8.5% 1/15/2029 (f)(q)	4,890,000	4,493,399
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.125% 6/1/2028 (f)	8,191,000	8,093,344
Delek Logistics Partners LP / Delek Logistics Finance Corp 8.625% 3/15/2029 (f)	4,140,000	4,249,971
DT Midstream Inc 4.125% 6/15/2029 (f)	1,325,000	1,243,551
DT Midstream Inc 4.375% 6/15/2031 (f)	815,000	750,646
DT Midstream Inc 5.8% 12/15/2034 (f)	1,339,000	1,326,462
Excelerate Energy LP 8% 5/15/2030 (f)(g)	2,665,000	2,707,179
Genesis Energy LP / Genesis Energy Finance Corp 8% 5/15/2033	6,706,000	6,504,232
Global Partners LP / GLP Finance Corp 6.875% 1/15/2029	2,160,000	2,153,556
Global Partners LP / GLP Finance Corp 7% 8/1/2027	6,506,000	6,458,666
Global Partners LP / GLP Finance Corp 8.25% 1/15/2032 (f)	560,000	570,091
Harvest Midstream I LP 7.5% 5/15/2032 (f)	1,565,000	1,592,733
Harvest Midstream I LP 7.5% 9/1/2028 (f)	5,905,000	5,977,000
Hess Midstream Operations LP 4.25% 2/15/2030 (f)(q)	1,905,000	1,788,214
Hess Midstream Operations LP 5.125% 6/15/2028 (f)	6,630,000	6,490,678
Hess Midstream Operations LP 5.5% 10/15/2030 (f)(q)	1,400,000	1,366,978
Hess Midstream Operations LP 6.5% 6/1/2029 (f)	265,000	269,126
Howard Midstream Energy Partners LLC 7.375% 7/15/2032 (f)	1,960,000	2,006,233
Howard Midstream Energy Partners LLC 8.875% 7/15/2028 (f)(q)	5,037,000	5,234,788
Kinetik Holdings LP 5.875% 6/15/2030 (f)(q)	3,835,000	3,746,986
Kinetik Holdings LP 6.625% 12/15/2028 (f)	4,290,000	4,321,356
Matador Resources Co 6.25% 4/15/2033 (f)	1,530,000	1,444,164
Matador Resources Co 6.5% 4/15/2032 (f)	3,265,000	3,144,907
Moss Creek Resources Holdings Inc 8.25% 9/1/2031 (f)	4,565,000	4,194,793
Murphy Oil Corp 6% 10/1/2032 (q)	1,380,000	1,255,496
Murphy Oil USA Inc 3.75% 2/15/2031 (f)	1,490,000	1,342,935
New Fortress Energy Inc 6.5% 9/30/2026 (f)	535,000	438,249
Northern Oil & Gas Inc 8.125% 3/1/2028 (f)	4,610,000	4,551,215
Northern Oil & Gas Inc 8.75% 6/15/2031 (f)	1,395,000	1,340,218
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (f)	8,169,000	6,720,370
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (f)	4,240,000	3,732,034
Permian Resources Operating LLC 5.875% 7/1/2029 (f)	4,906,000	4,783,350
Permian Resources Operating LLC 6.25% 2/1/2033 (f)(q)	1,215,000	1,188,147
Permian Resources Operating LLC 7% 1/15/2032 (f)	640,000	644,281
Prairie Acquiror LP 9% 8/1/2029 (f)	840,000	846,476
Rockies Express Pipeline LLC 4.8% 5/15/2030 (f)	1,900,000	1,780,128
Rockies Express Pipeline LLC 4.95% 7/15/2029 (f)	2,849,000	2,723,408
Rockies Express Pipeline LLC 6.75% 3/15/2033 (f)	4,020,000	4,084,457
Rockies Express Pipeline LLC 6.875% 4/15/2040 (f)	1,598,000	1,508,536
SM Energy Co 6.75% 8/1/2029 (f)	605,000	564,846
SM Energy Co 7% 8/1/2032 (f)(q)	605,000	557,733
Sunoco LP / Sunoco Finance Corp 4.5% 5/15/2029	5,094,000	4,826,177
Sunoco LP / Sunoco Finance Corp 5.875% 3/15/2028 (q)	5,610,000	5,583,009
Sunoco LP / Sunoco Finance Corp 6% 4/15/2027	175,000	174,424
Sunoco LP 6.25% 7/1/2033 (f)	3,815,000	3,809,863
Sunoco LP 7% 5/1/2029 (f)	1,480,000	1,521,681
Sunoco LP 7.25% 5/1/2032 (f)	1,775,000	1,840,702
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 5.5% 1/15/2028 (f)	7,715,000	7,500,791
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 12/31/2030 (f)	1,725,000	1,606,219
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 3/1/2027 (f)	2,472,000	2,440,139
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 9/1/2031 (f)(q)	9,125,000	8,412,063
Talos Production Inc 9% 2/1/2029 (f)	1,145,000	1,097,642
Talos Production Inc 9.375% 2/1/2031 (f)	1,135,000	1,067,157
TransMontaigne Partners LLC 8.5% 6/15/2030 (f)	2,001,000	2,013,976
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (f)	2,930,000	3,005,909
Venture Global Plaquemines LNG LLC 7.75% 5/1/2035 (f)	2,995,000	3,075,560
		227,674,379
TOTAL ENERGY		268,119,761

Financials - 7.3%
Banks - 0.3%
HAT Holdings I LLC / HAT Holdings II LLC 3.375% 6/15/2026 (f)(q)	1,625,000	1,576,405
Western Alliance Bancorp 3% 6/15/2031 (e)(q)	6,051,000	5,582,048
		7,158,453
Capital Markets - 1.2%
Coinbase Global Inc 3.625% 10/1/2031 (f)(q)	3,418,000	2,966,265
Hightower Holding LLC 6.75% 4/15/2029 (f)	1,437,000	1,374,060
Hightower Holding LLC 9.125% 1/31/2030 (f)	5,135,000	5,250,538
Jane Street Group / JSG Finance Inc 6.125% 11/1/2032 (f)	3,671,000	3,608,151
Jane Street Group / JSG Finance Inc 6.75% 5/1/2033 (f)	9,950,000	9,996,872
Jane Street Group / JSG Finance Inc 7.125% 4/30/2031 (f)	4,135,000	4,264,517
Jefferies Finance LLC / JFIN Co-Issuer Corp 5% 8/15/2028 (f)(q)	980,000	911,888
Jefferies Finance LLC / JFIN Co-Issuer Corp 6.625% 10/15/2031 (f)	1,680,000	1,646,002
VFH Parent LLC / Valor Co-Issuer Inc 7.5% 6/15/2031 (f)	2,600,000	2,668,767
		32,687,060
Consumer Finance - 1.6%
Ally Financial Inc 6.646% 1/17/2040 (e)	3,174,000	3,022,535
Ally Financial Inc 6.7% 2/14/2033 (q)	6,655,000	6,608,562
Ally Financial Inc 8% 11/1/2031	155,000	170,249
Ally Financial Inc 8% 11/1/2031	108,000	119,599
Encore Capital Group Inc 8.5% 5/15/2030 (f)	5,069,000	5,259,297
Encore Capital Group Inc 9.25% 4/1/2029 (f)	1,809,000	1,909,562
Navient Corp 4.875% 3/15/2028 (q)	639,000	614,644
Navient Corp 5% 3/15/2027	1,769,000	1,751,308
Navient Corp 5.625% 8/1/2033 (q)	934,000	800,457
OneMain Finance Corp 3.5% 1/15/2027	1,190,000	1,139,283
OneMain Finance Corp 3.875% 9/15/2028	8,305,000	7,685,361
OneMain Finance Corp 6.625% 5/15/2029	620,000	621,807
OneMain Finance Corp 6.75% 3/15/2032	1,185,000	1,162,284
OneMain Finance Corp 7.125% 11/15/2031 (q)	1,705,000	1,715,060
OneMain Finance Corp 7.125% 3/15/2026	6,260,000	6,314,744
OneMain Finance Corp 7.5% 5/15/2031	1,320,000	1,338,570
OneMain Finance Corp 9% 1/15/2029	5,000	5,205
PRA Group Inc 8.875% 1/31/2030 (f)(q)	2,461,000	2,534,536
RFNA LP 7.875% 2/15/2030 (f)	960,000	944,342
SLM Corp 6.5% 1/31/2030	2,800,000	2,890,398
		46,607,803
Financial Services - 2.8%
Azorra Finance Ltd 7.75% 4/15/2030 (f)	2,740,000	2,718,847
Block Inc 3.5% 6/1/2031 (q)	6,493,000	5,795,415
Block Inc 6.5% 5/15/2032 (f)	8,030,000	8,192,848
Boost Newco Borrower LLC 7.5% 1/15/2031 (f)	6,955,000	7,339,305
Clue Opco LLC 9.5% 10/15/2031 (f)(q)	1,880,000	1,796,752
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (f)	1,595,000	1,559,627
Icahn Enterprises LP / Icahn Enterprises Finance Corp 4.375% 2/1/2029	4,835,000	4,031,504
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027	7,823,000	7,418,141
Icahn Enterprises LP / Icahn Enterprises Finance Corp 6.25% 5/15/2026	4,948,000	4,929,591
Icahn Enterprises LP / Icahn Enterprises Finance Corp 9% 6/15/2030	1,020,000	963,469
Jefferson Capital Holdin 8.25% 5/15/2030 (f)	3,040,000	3,059,322
NFE Financing LLC 12% 11/15/2029 (f)	5,955,321	4,099,233
PennyMac Financial Services Inc 6.875% 2/15/2033 (f)	2,815,000	2,811,073
Saks Global Enterprises LLC 11% 12/15/2029 (f)	3,070,000	1,862,070
Shift4 Payments LLC / Shift4 Payments Finance Sub Inc 6.75% 8/15/2032 (f)	1,795,000	1,820,574
UWM Holdings LLC 6.625% 2/1/2030 (f)	5,460,000	5,399,215
Walker & Dunlop Inc 6.625% 4/1/2033 (f)	2,050,000	2,085,178
WEX Inc 6.5% 3/15/2033 (f)	4,720,000	4,589,699
Windstream Services LLC / Windstream Escrow Finance Corp 8.25% 10/1/2031 (f)	7,835,000	8,020,838
		78,492,701
Insurance - 1.1%
Acrisure LLC / Acrisure Finance Inc 4.25% 2/15/2029 (f)	1,100,000	1,027,970
Acrisure LLC / Acrisure Finance Inc 7.5% 11/6/2030 (f)	1,320,000	1,344,699
Acrisure LLC / Acrisure Finance Inc 8.25% 2/1/2029 (f)	1,340,000	1,371,056
Acrisure LLC / Acrisure Finance Inc 8.5% 6/15/2029 (f)	1,320,000	1,363,465
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 4.25% 10/15/2027 (f)	9,235,000	8,911,009
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.5% 10/1/2031 (f)	600,000	598,770
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 4/15/2028 (f)	1,370,000	1,379,864
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 7.375% 10/1/2032 (f)	2,115,000	2,137,339
AmWINS Group Inc 4.875% 6/30/2029 (f)	3,510,000	3,351,094
AmWINS Group Inc 6.375% 2/15/2029 (f)	2,710,000	2,742,297
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875% 11/1/2029 (f)	4,435,000	4,328,516
HUB International Ltd 7.25% 6/15/2030 (f)	3,345,000	3,469,578
		32,025,657
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
Rithm Capital Corp 8% 4/1/2029 (f)	1,300,000	1,297,880
Starwood Property Trust Inc 3.625% 7/15/2026 (f)	645,000	629,618
Starwood Property Trust Inc 6% 4/15/2030 (f)	2,495,000	2,466,241
Starwood Property Trust Inc 6.5% 10/15/2030 (f)	540,000	544,849
Starwood Property Trust Inc 6.5% 7/1/2030 (f)(q)	3,245,000	3,263,831
Starwood Property Trust Inc 7.25% 4/1/2029 (f)	1,625,000	1,685,165
		9,887,584
TOTAL FINANCIALS		206,859,258

Health Care - 6.2%
Biotechnology - 0.0%
Emergent BioSolutions Inc 3.875% 8/15/2028 (f)	2,292,000	1,475,901
Health Care Equipment & Supplies - 0.7%
AdaptHealth LLC 5.125% 3/1/2030 (f)	2,516,000	2,249,072
Avantor Funding Inc 3.875% 11/1/2029 (f)	1,495,000	1,380,170
Insulet Corp 6.5% 4/1/2033 (f)	1,160,000	1,183,437
Medline Borrower LP/Medline Co-Issuer Inc 6.25% 4/1/2029 (f)	13,420,000	13,522,703
Sotera Health Holdings LLC 7.375% 6/1/2031 (f)(q)	1,877,000	1,925,128
		20,260,510
Health Care Providers & Services - 4.3%
Acadia Healthcare Co Inc 7.375% 3/15/2033 (f)(q)	2,060,000	2,058,209
CHS/Community Health Systems Inc 4.75% 2/15/2031 (f)(q)	11,090,000	9,155,410
CHS/Community Health Systems Inc 5.25% 5/15/2030 (f)	16,774,000	14,310,779
CHS/Community Health Systems Inc 6.125% 4/1/2030 (f)	6,761,000	4,610,294
CHS/Community Health Systems Inc 6.875% 4/15/2029 (f)	1,972,000	1,436,622
CVS Health Corp 6.75% 12/10/2054 (e)	4,582,000	4,551,147
CVS Health Corp 7% 3/10/2055 (e)(q)	7,155,000	7,237,629
DaVita Inc 3.75% 2/15/2031 (f)(q)	1,870,000	1,644,038
DaVita Inc 4.625% 6/1/2030 (f)(q)	9,890,000	9,198,296
DaVita Inc 6.875% 9/1/2032 (f)(q)	4,620,000	4,664,749
HAH Group Holding Co LLC 9.75% 10/1/2031 (f)(q)	1,816,000	1,742,438
LifePoint Health Inc 10% 6/1/2032 (f)	1,696,000	1,645,120
ModivCare Inc 5% 10/1/2029 (f)	970,000	40,012
Molina Healthcare Inc 6.25% 1/15/2033 (f)	8,685,000	8,619,656
Owens & Minor Inc 10% 4/15/2030 (f)	4,415,000	4,556,797
Pediatrix Medical Group Inc 5.375% 2/15/2030 (f)(q)	2,937,000	2,832,302
Prime Healthcare Services Inc 9.375% 9/1/2029 (f)(q)	1,735,000	1,654,115
Radiology Partners Inc 7.775% 1/31/2029 pay-in-kind (e)(f)	4,045,977	3,958,786
Radiology Partners Inc 9.781% 2/15/2030 pay-in-kind (e)(f)	273,764	256,654
Select Medical Corp 6.25% 12/1/2032 (f)(q)	3,970,000	3,942,026
Surgery Center Holdings Inc 7.25% 4/15/2032 (f)	3,610,000	3,601,807
Tenet Healthcare Corp 4.25% 6/1/2029	6,240,000	5,942,767
Tenet Healthcare Corp 4.375% 1/15/2030	3,830,000	3,629,694
Tenet Healthcare Corp 6.125% 10/1/2028 (q)	5,575,000	5,561,666
Tenet Healthcare Corp 6.125% 6/15/2030	7,025,000	7,048,169
Tenet Healthcare Corp 6.75% 5/15/2031 (q)	945,000	968,709
Tenet Healthcare Corp 6.875% 11/15/2031	10,000	10,270
US Acute Care Solutions LLC 9.75% 5/15/2029 (f)	6,128,000	6,221,029
		121,099,190
Health Care Technology - 0.1%
IQVIA Inc 6.5% 5/15/2030 (f)	2,670,000	2,712,795
Life Sciences Tools & Services - 0.2%
Charles River Laboratories International Inc 3.75% 3/15/2029 (f)	2,995,000	2,741,766
Charles River Laboratories International Inc 4% 3/15/2031 (f)	2,530,000	2,224,611
		4,966,377
Pharmaceuticals - 0.9%
1261229 BC Ltd 10% 4/15/2032 (f)	11,945,000	11,696,235
Bausch Health Americas Inc 8.5% 1/31/2027 (f)	555,000	527,249
Bausch Health Americas Inc 9.25% 4/1/2026 (f)	3,727,000	3,634,626
Bausch Health Cos Inc 11% 9/30/2028 (f)	2,430,000	2,285,172
Bausch Health Cos Inc 4.875% 6/1/2028 (f)	3,370,000	2,736,946
Bausch Health Cos Inc 5.25% 1/30/2030 (f)	1,415,000	828,333
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (f)(q)	1,410,000	1,329,868
Organon & Co / Organon Foreign Debt Co-Issuer BV 5.125% 4/30/2031 (f)	2,928,000	2,457,620
Organon & Co / Organon Foreign Debt Co-Issuer BV 6.75% 5/15/2034 (f)(q)	504,000	475,243
Organon & Co / Organon Foreign Debt Co-Issuer BV 7.875% 5/15/2034 (f)	785,000	722,999
		26,694,291
TOTAL HEALTH CARE		177,209,064

Industrials - 9.7%
Aerospace & Defense - 1.7%
Axon Enterprise Inc 6.125% 3/15/2030 (f)(q)	4,290,000	4,364,662
Axon Enterprise Inc 6.25% 3/15/2033 (f)(q)	3,760,000	3,832,294
BWX Technologies Inc 4.125% 6/30/2028 (f)	7,098,000	6,818,716
Goat Holdco LLC 6.75% 2/1/2032 (f)	3,060,000	2,991,150
OneSky Flight LLC 8.875% 12/15/2029 (f)(q)	2,710,000	2,735,467
Spirit AeroSystems Inc 9.75% 11/15/2030 (f)	1,915,000	2,119,726
TransDigm Inc 4.625% 1/15/2029	6,280,000	6,040,304
TransDigm Inc 4.875% 5/1/2029 (q)	200,000	193,003
TransDigm Inc 5.5% 11/15/2027	8,677,000	8,635,692
TransDigm Inc 6% 1/15/2033 (f)	1,525,000	1,521,839
TransDigm Inc 6.375% 3/1/2029 (f)	3,535,000	3,601,148
TransDigm Inc 6.75% 8/15/2028 (f)	4,460,000	4,543,625
TransDigm Inc 6.875% 12/15/2030 (f)	150,000	154,553
TransDigm Inc 7.125% 12/1/2031 (f)	1,560,000	1,621,444
		49,173,623
Air Freight & Logistics - 0.4%
Rand Parent LLC 8.5% 2/15/2030 (f)(q)	9,782,000	9,096,161
Stonepeak Nile Parent LLC 7.25% 3/15/2032 (f)(q)	3,115,000	3,162,504
		12,258,665
Building Products - 1.2%
Advanced Drainage Systems Inc 5% 9/30/2027 (f)	1,601,000	1,583,268
Advanced Drainage Systems Inc 6.375% 6/15/2030 (f)(q)	1,420,000	1,441,904
BCPE Ulysses Intermediate Inc 7.75% 4/1/2027 pay-in-kind (e)(f)	4,064,000	3,942,725
Builders FirstSource Inc 4.25% 2/1/2032 (f)(q)	5,995,000	5,399,168
Builders FirstSource Inc 6.375% 3/1/2034 (f)(q)	1,630,000	1,617,831
EMRLD Borrower LP / Emerald Co-Issuer Inc 6.625% 12/15/2030 (f)	9,155,000	9,284,168
EMRLD Borrower LP / Emerald Co-Issuer Inc 6.75% 7/15/2031 (f)(q)	2,370,000	2,416,821
Masterbrand Inc 7% 7/15/2032 (f)	1,441,000	1,444,494
Miter Brands Acquisition Holdco Inc / MIWD Borrower LLC 6.75% 4/1/2032 (f)	1,410,000	1,411,014
Oscar AcquisitionCo LLC / Oscar Finance Inc 9.5% 4/15/2030 (f)(q)	3,485,000	3,171,364
Standard Building Solutions Inc 6.5% 8/15/2032 (f)	2,725,000	2,758,936
		34,471,693
Commercial Services & Supplies - 3.6%
ADT Security Corp/The 4.125% 8/1/2029 (f)(q)	3,320,000	3,132,837
Allied Universal Holdco LLC / Allied Universal Finance Corp 6% 6/1/2029 (f)	5,210,000	4,885,809
Allied Universal Holdco LLC / Allied Universal Finance Corp 9.75% 7/15/2027 (f)	7,770,000	7,797,591
Allied Universal Holdco LLC 7.875% 2/15/2031 (f)	9,655,000	9,861,237
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl 4.625% 6/1/2028 (f)	38,000	36,521
Artera Services LLC 8.5% 2/15/2031 (f)	14,999,000	14,230,679
Brand Industrial Services Inc 10.375% 8/1/2030 (f)	11,530,000	10,952,645
Clean Harbors Inc 6.375% 2/1/2031 (f)(q)	1,205,000	1,227,413
CoreCivic Inc 4.75% 10/15/2027	7,084,000	6,900,869
CoreCivic Inc 8.25% 4/15/2029 (q)	7,035,000	7,415,664
GEO Group Inc/The 10.25% 4/15/2031	4,401,000	4,808,828
GEO Group Inc/The 8.625% 4/15/2029	4,485,000	4,714,846
GFL Environmental Inc 3.5% 9/1/2028 (f)	1,505,000	1,427,172
GFL Environmental Inc 6.75% 1/15/2031 (f)	505,000	524,948
Neptune Bidco US Inc 9.29% 4/15/2029 (f)(q)	7,407,000	6,592,230
OT Midco Inc 10% 2/15/2030 (f)	5,007,000	4,073,920
Reworld Holding Corp 4.875% 12/1/2029 (f)	4,965,000	4,639,187
Waste Pro USA Inc 7% 2/1/2033 (f)	2,265,000	2,310,936
Williams Scotsman Inc 6.625% 4/15/2030 (f)	1,205,000	1,226,823
Williams Scotsman Inc 6.625% 6/15/2029 (f)(q)	2,665,000	2,700,660
		99,460,815
Construction & Engineering - 0.3%
Amsted Industries Inc 6.375% 3/15/2033 (f)	2,279,000	2,289,262
Pike Corp 5.5% 9/1/2028 (f)	437,000	429,170
Railworks Holdings LP / Railworks Rally Inc 8.25% 11/15/2028 (f)	6,194,000	6,203,743
		8,922,175
Electrical Equipment - 0.3%
Sensata Technologies BV 4% 4/15/2029 (f)	3,705,000	3,408,281
WESCO Distribution Inc 6.375% 3/15/2033 (f)	4,210,000	4,258,882
		7,667,163
Ground Transportation - 0.5%
Genesee & Wyoming Inc 6.25% 4/15/2032 (f)	7,000,000	7,092,407
XPO Inc 7.125% 2/1/2032 (f)(q)	4,920,000	5,039,894
XPO Inc 7.125% 6/1/2031 (f)(q)	1,330,000	1,361,653
		13,493,954
Industrial Conglomerates - 0.2%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 4.75% 6/15/2029 (f)	3,985,000	3,814,501
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 5.25% 10/1/2025 (f)	250,000	248,849
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 7% 7/15/2031 (f)(q)	2,640,000	2,712,600
		6,775,950
Machinery - 0.1%
Mueller Water Products Inc 4% 6/15/2029 (f)	1,545,000	1,450,552
Passenger Airlines - 0.2%
American Airlines 2016-3 Class A Pass Through Trust 7.25% 2/15/2028 (f)(q)	325,000	321,030
American Airlines 2016-3 Class A Pass Through Trust 8.5% 5/15/2029 (f)(q)	1,920,000	1,956,853
JetBlue Airways Corp / JetBlue Loyalty LP 9.875% 9/20/2031 (f)	3,143,000	2,895,106
Spirit Loyalty Cayman Ltd / Spirit IP Cayman Ltd 11% 3/6/2030 pay-in-kind (e)(f)	668,468	527,672
United Airlines Inc 4.375% 4/15/2026 (f)	80,000	78,857
		5,779,518
Professional Services - 0.4%
Amentum Holdings Inc 7.25% 8/1/2032 (f)	3,375,000	3,433,178
TriNet Group Inc 3.5% 3/1/2029 (f)	7,215,000	6,581,061
		10,014,239
Trading Companies & Distributors - 0.8%
Beacon Roofing Supply Inc 6.75% 4/30/2032 (f)	9,930,000	9,955,684
Fortress Transportation and Infrastructure Investors LLC 7% 5/1/2031 (f)	100,000	101,518
Fortress Transportation and Infrastructure Investors LLC 7% 6/15/2032 (f)	1,050,000	1,063,968
Fortress Transportation and Infrastructure Investors LLC 7.875% 12/1/2030 (f)	3,205,000	3,350,671
Foundation Building Materials Inc 6% 3/1/2029 (f)	1,855,000	1,563,557
United Rentals North America Inc 6.125% 3/15/2034 (f)(q)	5,835,000	5,897,936
		21,933,334
TOTAL INDUSTRIALS		271,401,681

Information Technology - 4.5%
Communications Equipment - 0.4%
CommScope LLC 4.75% 9/1/2029 (f)(q)	4,660,000	4,113,037
Viasat Inc 5.625% 9/15/2025 (f)	5,542,000	5,541,749
Viasat Inc 6.5% 7/15/2028 (f)(q)	1,760,000	1,547,523
Viasat Inc 7.5% 5/30/2031 (f)	2,317,000	1,763,393
		12,965,702
Electronic Equipment, Instruments & Components - 0.6%
Coherent Corp 5% 12/15/2029 (f)(q)	4,621,000	4,424,043
Insight Enterprises Inc 6.625% 5/15/2032 (f)	2,180,000	2,211,619
Lightning Power LLC 7.25% 8/15/2032 (f)	2,182,000	2,260,620
Sensata Technologies Inc 3.75% 2/15/2031 (f)	1,370,000	1,197,550
Sensata Technologies Inc 6.625% 7/15/2032 (f)(q)	3,145,000	3,115,817
TTM Technologies Inc 4% 3/1/2029 (f)	3,980,000	3,699,687
		16,909,336
IT Services - 0.7%
Acuris Finance US Inc / Acuris Finance SARL 5% 5/1/2028 (f)	7,866,000	6,956,235
ASGN Inc 4.625% 5/15/2028 (f)	2,660,000	2,531,370
Cogent Communications Group Inc / Cogent Communications Finance Inc 7% 6/15/2027 (f)	4,610,000	4,624,577
Go Daddy Operating Co LLC / GD Finance Co Inc 3.5% 3/1/2029 (f)	4,200,000	3,912,396
Go Daddy Operating Co LLC / GD Finance Co Inc 5.25% 12/1/2027 (f)	945,000	936,675
		18,961,253
Semiconductors & Semiconductor Equipment - 1.1%
Entegris Inc 3.625% 5/1/2029 (f)(q)	2,050,000	1,887,498
Entegris Inc 4.75% 4/15/2029 (f)	10,525,000	10,242,211
Entegris Inc 5.95% 6/15/2030 (f)	9,385,000	9,365,428
ON Semiconductor Corp 3.875% 9/1/2028 (f)	4,025,000	3,804,781
Wolfspeed Inc 7.9583% 6/23/2030 (f)(i)(l)(s)	4,868,693	4,686,117
		29,986,035
Software - 1.2%
Cloud Software Group Inc 6.5% 3/31/2029 (f)	1,372,000	1,372,492
Cloud Software Group Inc 8.25% 6/30/2032 (f)	5,030,000	5,246,884
Cloud Software Group Inc 9% 9/30/2029 (f)	17,362,000	17,490,995
Gen Digital Inc 6.25% 4/1/2033 (f)	3,415,000	3,405,787
Helios Software Holdings Inc / ION Corporate Solutions Finance Sarl 8.75% 5/1/2029 (f)	2,125,000	2,062,312
Rackspace Finance LLC 3.5% 5/15/2028 (f)	6,437,850	2,291,699
UKG Inc 6.875% 2/1/2031 (f)(q)	3,350,000	3,446,460
		35,316,629
Technology Hardware, Storage & Peripherals - 0.5%
Seagate HDD Cayman 5.75% 12/1/2034	4,045,000	3,908,076
Seagate HDD Cayman 8.25% 12/15/2029	1,110,000	1,190,285
Seagate HDD Cayman 8.5% 7/15/2031	1,625,000	1,738,503
Western Digital Corp 2.85% 2/1/2029	5,855,000	5,342,608
Western Digital Corp 3.1% 2/1/2032	2,295,000	1,959,415
Western Digital Corp 4.75% 2/15/2026	575,000	571,210
		14,710,097
TOTAL INFORMATION TECHNOLOGY		128,849,052

Materials - 6.1%
Chemicals - 3.1%
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031 (f)	1,225,000	1,268,450
Celanese US Holdings LLC 6.5% 4/15/2030 (q)	2,200,000	2,149,593
Celanese US Holdings LLC 6.75% 4/15/2033 (q)	4,735,000	4,444,854
Chemours Co/The 4.625% 11/15/2029 (f)(q)	548,000	458,883
Chemours Co/The 5.375% 5/15/2027 (q)	11,223,000	10,929,337
Chemours Co/The 5.75% 11/15/2028 (f)(q)	7,020,000	6,358,859
Chemours Co/The 8% 1/15/2033 (f)	2,965,000	2,671,818
GPD Cos Inc 10.125% 4/1/2026 (f)	2,848,000	2,561,442
Kobe US Midco 2 Inc 9.25% 11/1/2026 pay-in-kind (e)(f)	6,395,457	5,476,110
Mativ Holdings Inc 8% 10/1/2029 (f)(q)	2,255,000	1,874,562
Methanex US Operations Inc 6.25% 3/15/2032 (f)	1,985,000	1,879,592
Olin Corp 5% 2/1/2030 (q)	9,230,000	8,668,027
Olin Corp 6.625% 4/1/2033 (f)	5,100,000	4,839,145
Olympus Water US Holding Corp 6.25% 10/1/2029 (f)(q)	5,040,000	4,629,296
Olympus Water US Holding Corp 7.25% 6/15/2031 (f)	1,315,000	1,315,000
Olympus Water US Holding Corp 9.75% 11/15/2028 (f)	6,853,000	7,140,539
Scih Salt Hldgs Inc 4.875% 5/1/2028 (f)	368,000	352,544
Scih Salt Hldgs Inc 6.625% 5/1/2029 (f)	3,505,000	3,404,332
SCIL IV LLC / SCIL USA Holdings LLC 5.375% 11/1/2026 (f)	2,800,000	2,762,995
Tronox Inc 4.625% 3/15/2029 (f)(q)	7,946,000	6,432,087
WR Grace Holdings LLC 4.875% 6/15/2027 (f)	70,000	67,767
WR Grace Holdings LLC 5.625% 8/15/2029 (f)	6,895,000	6,108,607
		85,793,839
Construction Materials - 0.6%
Quikrete Holdings Inc 6.375% 3/1/2032 (f)(q)	13,000,000	13,073,267
Quikrete Holdings Inc 6.75% 3/1/2033 (f)(q)	4,171,000	4,186,603
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (f)	960,000	984,941
		18,244,811
Containers & Packaging - 1.2%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4% 9/1/2029 (f)	5,005,000	4,356,393
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6% 6/15/2027 (f)	2,840,000	2,829,575
Clydesdale Acquisition Holdings Inc 6.75% 4/15/2032 (f)	4,075,000	4,166,698
Clydesdale Acquisition Holdings Inc 6.875% 1/15/2030 (f)	3,145,000	3,195,463
Clydesdale Acquisition Holdings Inc 8.75% 4/15/2030 (f)(q)	5,605,000	5,774,961
Graham Packaging Co Inc 7.125% 8/15/2028 (f)	1,220,000	1,193,024
Graphic Packaging International LLC 3.75% 2/1/2030 (f)(q)	1,600,000	1,470,257
Graphic Packaging International LLC 6.375% 7/15/2032 (f)(q)	2,615,000	2,627,869
Sealed Air Corp 5% 4/15/2029 (f)	4,210,000	4,093,886
Sealed Air Corp 6.5% 7/15/2032 (f)(q)	1,515,000	1,540,954
Sealed Air Corp/Sealed Air Corp US 7.25% 2/15/2031 (f)(q)	2,555,000	2,660,649
		33,909,729
Metals & Mining - 1.2%
Alcoa Nederland Holding BV 7.125% 3/15/2031 (f)	10,362,000	10,675,555
ATI Inc 4.875% 10/1/2029	35,000	33,437
ATI Inc 5.125% 10/1/2031	25,000	23,661
ATI Inc 7.25% 8/15/2030 (q)	1,350,000	1,404,039
Cleveland-Cliffs Inc 6.875% 11/1/2029 (f)	1,680,000	1,627,128
Cleveland-Cliffs Inc 7% 3/15/2032 (f)(q)	3,185,000	2,992,262
Cleveland-Cliffs Inc 7.375% 5/1/2033 (f)(q)	1,530,000	1,438,299
Cleveland-Cliffs Inc 7.5% 9/15/2031 (f)	1,370,000	1,325,787
Commercial Metals Co 3.875% 2/15/2031	1,685,000	1,510,688
Commercial Metals Co 4.125% 1/15/2030	2,700,000	2,538,419
Kaiser Aluminum Corp 4.5% 6/1/2031 (f)	360,000	323,504
Kaiser Aluminum Corp 4.625% 3/1/2028 (f)	1,140,000	1,096,851
Novelis Corp 3.875% 8/15/2031 (f)(q)	1,475,000	1,273,045
Novelis Corp 6.875% 1/30/2030 (f)(q)	5,570,000	5,650,252
Vibrantz Technologies Inc 9% 2/15/2030 (f)	3,080,000	2,332,992
		34,245,919
TOTAL MATERIALS		172,194,298

Real Estate - 2.7%
Diversified REITs - 1.1%
Safehold GL Holdings LLC 2.8% 6/15/2031 (q)	5,785,000	5,116,371
Safehold GL Holdings LLC 2.85% 1/15/2032	3,605,000	3,068,045
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 6% 1/15/2030 (f)	8,930,000	7,986,038
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 10.5% 2/15/2028 (f)	6,542,000	6,946,197
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (f)	7,705,000	7,048,766
		30,165,417
Health Care REITs - 1.0%
CTR Partnership LP / CareTrust Capital Corp 3.875% 6/30/2028 (f)(q)	5,375,000	5,229,702
MPT Operating Partnership LP / MPT Finance Corp 3.5% 3/15/2031	5,330,000	3,532,572
MPT Operating Partnership LP / MPT Finance Corp 4.625% 8/1/2029 (q)	3,925,000	2,989,587
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027 (q)	9,479,000	8,372,075
MPT Operating Partnership LP / MPT Finance Corp 8.5% 2/15/2032 (f)	3,715,000	3,774,377
Omega Healthcare Investors Inc 3.25% 4/15/2033 (q)	6,131,000	5,183,582
		29,081,895
Real Estate Management & Development - 0.6%
Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp 7% 4/15/2030 (f)(q)	2,420,000	2,146,264
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.25% 4/15/2030 (f)	736,000	540,717
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.75% 1/15/2029 (f)	1,871,000	1,477,534
Forestar Group Inc 6.5% 3/15/2033 (f)(q)	4,945,000	4,809,183
Howard Hughes Corp/The 4.125% 2/1/2029 (f)	2,350,000	2,152,676
Howard Hughes Corp/The 4.375% 2/1/2031 (f)	1,350,000	1,197,125
Kennedy-Wilson Inc 4.75% 2/1/2030 (q)	3,915,000	3,452,247
Kennedy-Wilson Inc 4.75% 3/1/2029	55,000	49,526
Kennedy-Wilson Inc 5% 3/1/2031 (q)	55,000	47,051
Taylor Morrison Communities Inc 5.125% 8/1/2030 (f)(q)	1,005,000	973,733
Taylor Morrison Communities Inc 5.75% 1/15/2028 (f)	80,000	80,036
		16,926,092
TOTAL REAL ESTATE		76,173,404

Utilities - 4.1%
Electric Utilities - 3.6%
Clearway Energy Operating LLC 3.75% 1/15/2032 (f)	670,000	581,033
Clearway Energy Operating LLC 3.75% 2/15/2031 (f)(q)	6,965,000	6,200,754
Clearway Energy Operating LLC 4.75% 3/15/2028 (f)	1,030,000	1,006,620
DPL Inc 4.125% 7/1/2025	3,760,000	3,728,965
DPL Inc 4.35% 4/15/2029	460,000	438,631
Edison International 6.25% 3/15/2030 (q)	1,358,000	1,376,247
Edison International 7.875% 6/15/2054 (e)(q)	2,330,000	2,182,664
Edison International 8.125% 6/15/2053 (e)(q)	2,355,000	2,242,297
NRG Energy Inc 3.375% 2/15/2029 (f)	6,090,000	5,645,349
NRG Energy Inc 3.625% 2/15/2031 (f)	1,990,000	1,788,557
NRG Energy Inc 3.875% 2/15/2032 (f)	5,000	4,472
NRG Energy Inc 5.25% 6/15/2029 (f)	5,650,000	5,582,720
NRG Energy Inc 5.75% 7/15/2029 (f)	3,530,000	3,513,394
NRG Energy Inc 6% 2/1/2033 (f)	3,170,000	3,136,734
NRG Energy Inc 6.25% 11/1/2034 (f)(q)	3,438,000	3,432,718
PacifiCorp 7.375% 9/15/2055 (e)	5,341,000	5,421,509
PG&E Corp 5% 7/1/2028	1,485,000	1,448,489
PG&E Corp 5.25% 7/1/2030	12,109,000	11,666,796
PG&E Corp 7.375% 3/15/2055 (e)	3,772,000	3,661,821
Vistra Operations Co LLC 5% 7/31/2027 (f)	8,546,000	8,471,591
Vistra Operations Co LLC 5.5% 9/1/2026 (f)	2,040,000	2,034,372
Vistra Operations Co LLC 5.625% 2/15/2027 (f)	6,835,000	6,830,580
Vistra Operations Co LLC 6.875% 4/15/2032 (f)(q)	3,230,000	3,345,567
Vistra Operations Co LLC 7.75% 10/15/2031 (f)	2,240,000	2,368,536
XPLR Infrastructure Operating Partners LP 4.5% 9/15/2027 (f)(q)	1,528,000	1,444,627
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (f)(q)	5,425,000	5,369,039
XPLR Infrastructure Operating Partners LP 8.375% 1/15/2031 (f)(q)	3,520,000	3,532,920
XPLR Infrastructure Operating Partners LP 8.625% 3/15/2033 (f)(q)	3,515,000	3,507,597
		99,964,599
Independent Power and Renewable Electricity Producers - 0.4%
AES Corp/The 6.95% 7/15/2055 (e)	4,381,000	4,085,674
Alpha Generation LLC 6.75% 10/15/2032 (f)	1,325,000	1,350,323
Calpine Corp 4.625% 2/1/2029 (f)	1,820,000	1,759,702
Calpine Corp 5% 2/1/2031 (f)(q)	1,000,000	961,890
Calpine Corp 5.125% 3/15/2028 (f)	2,127,000	2,106,812
Sunnova Energy Corp 5.875% 9/1/2026 (f)	8,044,000	2,413,200
		12,677,601
Water Utilities - 0.1%
Aris Water Holdings LLC 7.25% 4/1/2030 (f)	4,175,000	4,142,961
TOTAL UTILITIES		116,785,161

TOTAL UNITED STATES		1,905,089,226
ZAMBIA - 0.5%
Materials - 0.5%
Metals & Mining - 0.5%
First Quantum Minerals Ltd 6.875% 10/15/2027 (f)	2,929,000	2,888,726
First Quantum Minerals Ltd 8% 3/1/2033 (f)	2,455,000	2,428,925
First Quantum Minerals Ltd 8.625% 6/1/2031 (f)	285,000	289,186
First Quantum Minerals Ltd 9.375% 3/1/2029 (f)	8,390,000	8,819,988

TOTAL ZAMBIA		14,426,825
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $2,415,481,451)		2,358,167,085

Preferred Securities - 2.0%
	Principal Amount (a)	Value ($)
RUSSIA - 0.0%
Financials - 0.0%
Banks - 0.0%
Tinkoff Bank JSC Via TCS Finance Ltd loan participation 6% (e)(f)(i)(k)(t)	100,000	5,000
UNITED STATES - 2.0%
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Energy Transfer LP 6.625% (e)(t)	3,303,000	3,214,456
Mesquite Energy Inc 7.25% (k)(t)	28,768,000	287,680
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.11%, 8.6946% (d)(e)(t)	7,823,000	7,857,706
		11,359,842
Financials - 1.2%
Banks - 0.6%
Bank of America Corp 6.3% (e)(q)(t)	10,000,000	10,097,573
Bank of America Corp 6.625% (e)(t)	4,000,000	4,003,283
BW Real Estate Inc 9.5% (e)(f)(t)	4,235,000	4,201,496
		18,302,352
Capital Markets - 0.0%
Goldman Sachs Group Inc/The 6.85% (e)(t)	890,000	894,036
Consumer Finance - 0.5%
Ally Financial Inc 4.7% (e)(t)	4,615,000	3,948,823
Ally Financial Inc 4.7% (e)(t)	4,775,000	4,432,177
Capital One Financial Corp 3.95% (e)(t)	5,000,000	4,780,755
		13,161,755
Insurance - 0.1%
Alliant Holdings LP 10.5% (e)(i)(t)	1,504,390	1,477,994
TOTAL FINANCIALS		33,836,137

Industrials - 0.4%
Trading Companies & Distributors - 0.4%
Air Lease Corp 4.125% (e)(t)	5,559,000	5,153,442
Aircastle Ltd 5.25% (e)(f)(t)	5,175,000	5,061,312
		10,214,754
Utilities - 0.0%
Electric Utilities - 0.0%
Edison International 5% (e)(t)	900,000	801,682
TOTAL UNITED STATES		56,212,415
TOTAL PREFERRED SECURITIES (Cost $79,077,097)		56,217,415

Money Market Funds - 11.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (v)	4.33	55,965,779	55,976,972
Fidelity Securities Lending Cash Central Fund (v)(p)	4.33	258,492,891	258,518,740
TOTAL MONEY MARKET FUNDS (Cost $314,495,712)			314,495,712

U.S. Treasury Obligations - 1.4%
	Yield (%) (u)	Principal Amount (a)	Value ($)
US Treasury Notes 3.75% 5/31/2030	3.95 to 3.99	2,736,000	2,737,068
US Treasury Notes 4% 2/15/2034	4.26 to 4.74	36,054,000	35,777,962
TOTAL U.S. TREASURY OBLIGATIONS (Cost $37,729,362)			38,515,030

TOTAL INVESTMENT IN SECURITIES - 110.0% (Cost $3,207,874,328)	3,123,010,042
NET OTHER ASSETS (LIABILITIES) - (10.0)%	(282,807,884)
NET ASSETS - 100.0%	2,840,202,158

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,846,216 or 0.8% of net assets.

(c)	Affiliated Fund
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,998,094,074 or 70.4% of net assets.

(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(i)	Level 3 security
(j)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(k)	Non-income producing - Security is in default.
(l)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $3,465,194 and $3,343,819, respectively.

(m)	Non-income producing
(n)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $823,622 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(o)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(p)	Investment made with cash collateral received from securities on loan.
(q)	Security or a portion of the security is on loan at period end.
(r)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $10,218,374 or 0.4% of net assets.

(s)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(t)	Security is perpetual in nature with no stated maturity date.
(u)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(v)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fidelity Private Credit Company LLC	6/06/22	22,585,256

New Cotai LLC / New Cotai Capital Corp	9/11/20	623,261

Northeast Grocery Inc	11/08/21	5,075

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
New Fortress Energy Inc	5/22/2025

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	11,045,554	1,026,848,496	1,003,846,954	1,546,868	1,560	-	55,976,972	55,965,779	0.1%
Fidelity Securities Lending Cash Central Fund	117,111,699	898,857,738	757,450,697	592,117	-	-	258,518,740	258,492,891	0.9%
Total	128,157,253	1,925,706,234	1,761,297,651	2,138,985	1,560	-	314,495,712

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Purchases and sales proceeds exclude the value of securities received and delivered through reorganization transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Private Credit Company LLC	47,294,666	-	23,438,915	5,788,778	(228,866)	(1,895,475)	21,731,410	2,270,785
	47,294,666	-	23,438,915	5,788,778	(228,866)	(1,895,475)	21,731,410

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Alternative Funds	21,731,410	-	21,731,410	-

Asset-Backed Securities	7,450,468	-	7,450,468	-

Bank Loan Obligations
Communication Services	13,070,520	-	13,070,520	-
Consumer Discretionary	61,986,266	-	61,986,266	-
Consumer Staples	685,555	-	606,182	79,373
Energy	10,762,582	-	10,762,581	1
Financials	4,951,344	-	4,722,523	228,821
Health Care	14,305,806	-	14,305,806	-
Industrials	18,961,738	-	18,743,563	218,175
Information Technology	46,934,296	-	41,933,832	5,000,464
Materials	20,310,496	-	20,310,496	-
Utilities	15,143,237	-	12,306,119	2,837,118

Common Stocks
Communication Services	5,226,495	4,971,694	-	254,801
Consumer Discretionary	934,503	895,655	-	38,848
Consumer Staples	137,088	-	-	137,088
Energy	19,846,004	823,622	75,508	18,946,874
Health Care	5,535,766	2,710,825	-	2,824,941
Industrials	416,206	416,206	-	-
Information Technology	9,051,785	3,780,820	-	5,270,965
Utilities	24	-	-	24

Convertible Corporate Bonds
Communication Services	10,147,839	-	10,147,839	-
Consumer Discretionary	3,144,871	-	2,977,116	167,755
Information Technology	11,033,064	-	11,033,064	-
Real Estate	13,145,153	-	13,145,153	-
Utilities	6,843,624	-	6,843,624	-

Fixed-Income Funds	33,858,660	33,858,660	-	-

Non-Convertible Corporate Bonds
Communication Services	268,281,387	-	268,281,387	-
Consumer Discretionary	300,624,021	-	300,580,922	43,099
Consumer Staples	71,788,031	-	71,788,031	-
Energy	348,763,850	-	348,763,850	-
Financials	242,436,644	-	242,436,644	-
Health Care	182,775,250	-	182,775,250	-
Industrials	312,885,358	-	312,885,358	-
Information Technology	151,228,443	-	146,542,326	4,686,117
Materials	272,832,727	-	272,802,727	30,000
Real Estate	76,173,404	-	76,173,404	-
Utilities	130,377,970	-	130,377,970	-

Preferred Securities
Energy	11,359,842	-	11,359,842	-
Financials	33,841,137	-	32,358,143	1,482,994
Industrials	10,214,754	-	10,214,754	-
Utilities	801,682	-	801,682	-

U.S. Treasury Obligations	38,515,030	-	38,515,030	-

Money Market Funds	314,495,712	314,495,712	-	-
Total Investments in Securities:	3,123,010,042	361,953,194	2,718,809,390	42,247,458
The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investement Securities ($)	Net Unrealized Gain (Loss) on Investement Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amoritization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The Change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2025($)
Bank Loan Obligations	6,485,442	153,525	(780,202)	2,893,690	(1,519,164)	(890,841)	2,021,502	-	8,363,952	(668,097)
Common Stocks	23,061,860	(284,079)	(847,916)	10,999,692	(5,456,016)	-	-	-	27,473,541	(1,643,667)
Convertible Corporate Bonds	3	-	28,070,796	163,141	(27,793,748)	(272,437)	-	-	167,755	3,777
Non-Convertible Corporate Bonds	5,025,501	1,296,075	(501,650)	4,868,868	(5,955,381)	25,803	-	-	4,759,216	(123,391)
Preferred Securities	-	-	(98,830)	1,581,824	-	-	-	-	1,482,994	(98,830)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of April 30, 2025
Assets
Investment in securities, at value (including securities loaned of $249,096,063) - See accompanying schedule:
Unaffiliated issuers (cost $2,870,793,360)	$2,786,782,920
Fidelity Central Funds (cost $314,495,712)	314,495,712
Other affiliated issuers (cost $22,585,256)	21,731,410

Total Investment in Securities (cost $3,207,874,328)		$3,123,010,042
Receivable for investments sold		13,354,638
Receivable for fund shares sold		639,111
Dividends receivable		128
Interest receivable		42,183,621
Distributions receivable from Fidelity Central Funds		427,127
Prepaid expenses		781
Receivable from investment adviser for expense reductions		55,802
Other receivables		9,154
Total assets		3,179,680,404
Liabilities
Payable to custodian bank	$893,338
Payable for investments purchased
Regular delivery	66,929,809
Delayed delivery	2,950,000
Payable for fund shares redeemed	5,925,906
Distributions payable	2,648,802
Accrued management fee	1,483,395
Distribution and service plan fees payable	41,415
Other payables and accrued expenses	86,841
Collateral on securities loaned	258,518,740
Total liabilities		339,478,246
Commitments and contingent liabilities (see Significant Accounting Policies and Litigation notes)
Net Assets		$2,840,202,158
Net Assets consist of:
Paid in capital		$3,663,521,091
Total accumulated earnings (loss)		(823,318,933)
Net Assets		$2,840,202,158

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($125,518,566 ÷ 16,170,802 shares)(a)		$7.76
Maximum offering price per share (100/96.00 of $7.76)		$8.08
Class M :
Net Asset Value and redemption price per share ($31,851,724 ÷ 4,103,754 shares)(a)		$7.76
Maximum offering price per share (100/96.00 of $7.76)		$8.08
Class C :
Net Asset Value and offering price per share ($10,736,413 ÷ 1,382,705 shares)(a)		$7.76
Fidelity High Income Fund :
Net Asset Value, offering price and redemption price per share ($2,463,453,003 ÷ 317,201,577 shares)		$7.77
Class I :
Net Asset Value, offering price and redemption price per share ($54,644,793 ÷ 7,037,336 shares)		$7.76
Class Z :
Net Asset Value, offering price and redemption price per share ($153,997,659 ÷ 19,842,194 shares)		$7.76
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended April 30, 2025
Investment Income
Dividends:
Unaffiliated issuers		$3,239,419
Affiliated issuers		5,356,389
Interest		186,711,198
Income from Fidelity Central Funds (including $592,117 from security lending)		2,138,985
Total income		197,445,991
Expenses
Management fee	$17,932,114
Distribution and service plan fees	508,886
Custodian fees and expenses	32,097
Independent trustees' fees and expenses	11,361
Registration fees	120,987
Audit fees	123,133
Legal	24,311
Interest	5,039
Miscellaneous	54,607
Total expenses before reductions	18,812,535
Expense reductions	(343,028)
Total expenses after reductions		18,469,507
Net Investment income (loss)		178,976,484
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(30,628,179)
Fidelity Central Funds	1,560
Other affiliated issuers	(228,866)
Foreign currency transactions	(45,285)
Futures contracts	815,471
Swaps	(49,530)
Capital gain distributions from underlying funds:
Affiliated issuers	432,389
Total net realized gain (loss)		(29,702,440)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	77,523,140
Affiliated issuers	(1,895,475)
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		75,627,668
Net gain (loss)		45,925,228
Net increase (decrease) in net assets resulting from operations		$224,901,712
Statement of Changes in Net Assets

	Year ended April 30, 2025	Year ended April 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$178,976,484	$170,090,655
Net realized gain (loss)	(29,702,440)	(136,099,534)
Change in net unrealized appreciation (depreciation)	75,627,668	180,170,068
Net increase (decrease) in net assets resulting from operations	224,901,712	214,161,189
Distributions to shareholders	(168,512,973)	(154,652,581)

Share transactions - net increase (decrease)	142,938,348	(315,098,824)
Total increase (decrease) in net assets	199,327,087	(255,590,216)

Net Assets
Beginning of period	2,640,875,071	2,896,465,287
End of period	$2,840,202,158	$2,640,875,071

Financial Highlights
Fidelity Advisor® High Income Fund Class A

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$7.61	$7.43	$7.91	$8.71	$7.93
Income from Investment Operations
Net investment income (loss) A,B	.497	.449	.387	.345	.368
Net realized and unrealized gain (loss)	.120	.139	(.501)	(.760)	.772
Total from investment operations	.617	.588	(.114)	(.415)	1.140
Distributions from net investment income	(.467)	(.408)	(.366)	(.385)	(.360)
Total distributions	(.467)	(.408)	(.366)	(.385)	(.360)
Net asset value, end of period	$7.76	$7.61	$7.43	$7.91	$8.71
Total Return C,D	8.21%	8.15%	(1.33)%	(5.02)%	14.56%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.97%	.99%	1.02%	.99%	.98%
Expenses net of fee waivers, if any	.95%	.98%	1.02%	.99%	.98%
Expenses net of all reductions, if any	.95%	.98%	1.02%	.99%	.98%
Net investment income (loss)	6.35%	6.03%	5.19%	4.02%	4.32%
Supplemental Data
Net assets, end of period (000 omitted)	$125,519	$118,358	$119,481	$131,926	$148,229
Portfolio turnover rate G	70 % H	43%	35%	54%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® High Income Fund Class M

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$7.61	$7.43	$7.91	$8.71	$7.93
Income from Investment Operations
Net investment income (loss) A,B	.497	.449	.386	.345	.367
Net realized and unrealized gain (loss)	.120	.139	(.500)	(.761)	.772
Total from investment operations	.617	.588	(.114)	(.416)	1.139
Distributions from net investment income	(.467)	(.408)	(.366)	(.384)	(.359)
Total distributions	(.467)	(.408)	(.366)	(.384)	(.359)
Net asset value, end of period	$7.76	$7.61	$7.43	$7.91	$8.71
Total Return C,D	8.20%	8.15%	(1.34)%	(5.03)%	14.55%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.97%	1.00%	1.03%	1.00%	.99%
Expenses net of fee waivers, if any	.95%	.98%	1.02%	1.00%	.99%
Expenses net of all reductions, if any	.95%	.98%	1.02%	1.00%	.99%
Net investment income (loss)	6.35%	6.03%	5.18%	4.01%	4.31%
Supplemental Data
Net assets, end of period (000 omitted)	$31,852	$30,592	$28,957	$30,231	$36,179
Portfolio turnover rate G	70 % H	43%	35%	54%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® High Income Fund Class C

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$7.61	$7.43	$7.91	$8.71	$7.93
Income from Investment Operations
Net investment income (loss) A,B	.439	.392	.330	.281	.302
Net realized and unrealized gain (loss)	.119	.138	(.501)	(.763)	.772
Total from investment operations	.558	.530	(.171)	(.482)	1.074
Distributions from net investment income	(.408)	(.350)	(.309)	(.318)	(.294)
Total distributions	(.408)	(.350)	(.309)	(.318)	(.294)
Net asset value, end of period	$7.76	$7.61	$7.43	$7.91	$8.71
Total Return C,D	7.40%	7.32%	(2.09)%	(5.75)%	13.68%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.72%	1.76%	1.79%	1.76%	1.75%
Expenses net of fee waivers, if any	1.70%	1.75%	1.79%	1.76%	1.75%
Expenses net of all reductions, if any	1.70%	1.75%	1.79%	1.76%	1.75%
Net investment income (loss)	5.60%	5.26%	4.42%	3.25%	3.55%
Supplemental Data
Net assets, end of period (000 omitted)	$10,736	$10,073	$12,311	$17,027	$29,822
Portfolio turnover rate G	70 % H	43%	35%	54%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity® High Income Fund

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$7.61	$7.43	$7.91	$8.71	$7.93
Income from Investment Operations
Net investment income (loss) A,B	.520	.471	.408	.371	.392
Net realized and unrealized gain (loss)	.130	.138	(.500)	(.761)	.772
Total from investment operations	.650	.609	(.092)	(.390)	1.164
Distributions from net investment income	(.490)	(.429)	(.388)	(.410)	(.384)
Total distributions	(.490)	(.429)	(.388)	(.410)	(.384)
Net asset value, end of period	$7.77	$7.61	$7.43	$7.91	$8.71
Total Return C	8.66%	8.46%	(1.04)%	(4.75)%	14.89%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.67%	.70%	.73%	.70%	.69%
Expenses net of fee waivers, if any	.66%	.69%	.73%	.70%	.69%
Expenses net of all reductions, if any	.66%	.69%	.73%	.70%	.69%
Net investment income (loss)	6.64%	6.32%	5.48%	4.31%	4.61%
Supplemental Data
Net assets, end of period (000 omitted)	$2,463,453	$2,366,574	$2,566,789	$3,181,308	$4,139,179
Portfolio turnover rate F	70 % G	43%	35%	54%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® High Income Fund Class I

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$7.61	$7.43	$7.91	$8.71	$7.93
Income from Investment Operations
Net investment income (loss) A,B	.520	.465	.401	.390	.390
Net realized and unrealized gain (loss)	.117	.137	(.499)	(.774)	.771
Total from investment operations	.637	.602	(.098)	(.384)	1.161
Distributions from net investment income	(.487)	(.422)	(.382)	(.416)	(.381)
Total distributions	(.487)	(.422)	(.382)	(.416)	(.381)
Net asset value, end of period	$7.76	$7.61	$7.43	$7.91	$8.71
Total Return C	8.47%	8.35%	(1.12)%	(4.68)%	14.85%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.71%	.81%	.85%	.72%	.73%
Expenses net of fee waivers, if any	.70%	.79%	.80%	.71%	.73%
Expenses net of all reductions, if any	.70%	.79%	.80%	.71%	.73%
Net investment income (loss)	6.60%	6.22%	5.41%	4.29%	4.57%
Supplemental Data
Net assets, end of period (000 omitted)	$54,645	$58,026	$110,904	$84,814	$4,009,851
Portfolio turnover rate F	70 % G	43%	35%	54%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® High Income Fund Class Z

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$7.61	$7.43	$7.91	$8.71	$7.93
Income from Investment Operations
Net investment income (loss) A,B	.523	.476	.415	.378	.399
Net realized and unrealized gain (loss)	.122	.138	(.502)	(.763)	.770
Total from investment operations	.645	.614	(.087)	(.385)	1.169
Distributions from net investment income	(.495)	(.434)	(.393)	(.415)	(.389)
Total distributions	(.495)	(.434)	(.393)	(.415)	(.389)
Net asset value, end of period	$7.76	$7.61	$7.43	$7.91	$8.71
Total Return C	8.58%	8.53%	(.98)%	(4.68)%	14.96%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.61%	.65%	.66%	.64%	.63%
Expenses net of fee waivers, if any	.60%	.64%	.66%	.63%	.63%
Expenses net of all reductions, if any	.60%	.64%	.66%	.63%	.62%
Net investment income (loss)	6.70%	6.37%	5.54%	4.37%	4.67%
Supplemental Data
Net assets, end of period (000 omitted)	$153,998	$57,252	$58,023	$133,498	$249,502
Portfolio turnover rate F	70 % G	43%	35%	54%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GThe portfolio turnover rate does not include the assets acquired in the reorganization.
Notes to Financial Statements

For the period ended April 30, 2025

1. Organization.
Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLC.
The Fund invests in Fidelity Private Credit Company LLC, which is a limited liability company. Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Company LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Company LLC. Fidelity Private Credit Company LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the three month period ended March 31, 2025 was 9.88%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Bank Loan Obligations	$ 8,363,952	Market approach	Transaction price	$100.00	Increase
		Indicative market price	Evaluated bid	$73.00	Increase
		Discounted cash flow	Yield	6.5% - 11.4% / 11.1%	Decrease
		Recovery value	Recovery value	$0.00	Increase
Common Stocks	$ 27,473,541	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.3 - 11.0 / 7.2	Increase
			Enterprise value/Revenue multiple (EV/R)	0.3	Increase
		Market approach	Transaction price	$18.00	Increase
		Discounted cash flow	Discount rate	9.4% - 13.3% / 9.4%	Decrease
		Recovery value	Recovery value	$0.00 - $0.22 / $0.04	Increase
		Black scholes	Discount rate	3.8% - 4.0% / 3.9%	Increase
			Term	1.8 - 4.2 / 4.1	Increase
			Volatility	45.0% - 60.0% / 59.9%	Increase
Convertible Corporate Bonds	$ 167,755	Black scholes	Discount rate	3.8%	Increase
			Term	1.8	Increase
			Volatility	45.0%	Increase
Non-Convertible Corporate Bonds	$ 4,759,216	Indicative market price	Evaluated bid	$6.00 - $21.50 / $16.70	Increase
		Discounted cash flow	Yield	16.3%	Decrease
		Recovery value	Recovery value	$0.00	Increase
Preferred Securities	$ 1,482,994	Indicative market price	Evaluated bid	$5.00	Increase
		Discounted cash flow	Yield	10.4%	Decrease

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2025, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying funds, swaps, foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, partnerships, certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$83,147,438
Gross unrealized depreciation	(144,950,664)
Net unrealized appreciation (depreciation)	$(61,803,226)
Tax Cost	$3,184,813,268

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,054,691
Capital loss carryforward	$(769,570,402)
Net unrealized appreciation (depreciation) on securities and other investments	$(61,803,223)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(116,639,476)
Long-term	(652,930,926)
Total capital loss carryforward	$(769,570,402)

Due to a merger in the period, approximately $14,119,918 of the Fund's realized losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $2,460,497 of those capital losses per year to offset capital gains. These realized losses were acquired from Fidelity Global High Income Fund when it merged into the Fund on September 13, 2024.

The tax character of distributions paid was as follows:

	April 30, 2025	April 30. 2024
Ordinary Income	$168,512,973	$154,652,581

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount ($)
Fidelity High Income Fund	Fidelity Private Credit Company LLC	-

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
5. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity High Income Fund
Credit Risk
Swaps	(49,530)	-
Total Credit Risk	(49,530)	-
Interest Rate Risk
Futures Contracts	815,471	-
Total Interest Rate Risk	815,471	-
Totals	765,941	-

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.
6. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, securities acquired in the reorganization and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity High Income Fund	1,783,662,545	1,721,019,538
7. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.71
Class M	.72
Class C	.74
Fidelity High Income Fund	.67
Class I	.76
Class Z	.61

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.70
Class M	.70
Class C	.70
Fidelity High Income Fund	.66
Class I	.70
Class Z	.60

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	314,950	5,964
Class M	- %	.25%	80,680	410
Class C	.75%	.25%	113,256	17,713
			508,886	24,087

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	9,149
Class M	974
Class C A	191
10,314

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity High Income Fund	982

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity High Income Fund	Borrower	3,621,111	5.57%	5,039

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity High Income Fund	1,591,357	5,588,105	1,310,846
8. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity High Income Fund	3,934
9. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of interest. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity High Income Fund	62,327	50	-
10. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until August 31, 2026. During the period, this waiver reduced the Fund's management fee by $264,505.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $41,659.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $36,864.
11. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2025	Year ended April 30, 2024
Fidelity High Income Fund
Distributions to shareholders
Class A	$7,515,023	$6,405,587
Class M	1,922,874	1,587,587
Class C	592,276	511,461
Fidelity High Income Fund	150,562,622	138,879,913
Class I	3,523,403	3,848,710
Class Z	4,396,775	3,419,323
Total	$168,512,973	$154,652,581
12. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2025	Year ended April 30, 2024	Year ended April 30, 2025	Year ended April 30, 2024
Fidelity High Income Fund
Class A
Shares sold	2,765,764	1,473,103	$21,766,962	$11,040,759
Issued in exchange for the shares of the Acquired Fund(s)	999,256	-	7,914,122	-
Reinvestment of distributions	878,589	780,853	6,900,156	5,836,681
Shares redeemed	(4,033,889)	(2,774,442)	(31,705,247)	(20,682,452)
Net increase (decrease)	609,720	(520,486)	$4,875,993	$(3,805,012)
Class M
Shares sold	348,687	483,568	$2,726,098	$3,663,671
Issued in exchange for the shares of the Acquired Fund(s)	324,134	-	2,567,153	-
Reinvestment of distributions	216,979	186,849	1,703,988	1,397,266
Shares redeemed	(808,332)	(545,795)	(6,343,195)	(4,096,715)
Net increase (decrease)	81,468	124,622	$654,044	$964,222
Class C
Shares sold	455,252	215,544	$3,571,383	$1,615,202
Issued in exchange for the shares of the Acquired Fund(s)	140,245	-	1,110,732	-
Reinvestment of distributions	72,908	65,262	573,108	487,814
Shares redeemed	(609,489)	(613,452)	(4,775,132)	(4,571,735)
Net increase (decrease)	58,916	(332,646)	$480,091	$(2,468,719)
Fidelity High Income Fund
Shares sold	55,866,553	32,503,932	$434,557,181	$243,092,789
Issued in exchange for the shares of the Acquired Fund(s)	7,108,722	-	56,301,115	-
Reinvestment of distributions	15,023,075	14,572,429	118,034,502	108,892,797
Shares redeemed	(71,927,843)	(81,404,727)	(563,257,986)	(606,073,884)
Net increase (decrease)	6,070,507	(34,328,366)	$45,634,812	$(254,088,298)
Class I
Shares sold	11,634,766	4,510,222	$90,465,919	$33,389,449
Issued in exchange for the shares of the Acquired Fund(s)	329,320	-	2,608,217	-
Reinvestment of distributions	422,686	482,737	3,320,372	3,616,558
Shares redeemed	(12,975,210)	(12,287,516)	(101,165,442)	(90,919,695)
Net increase (decrease)	(588,438)	(7,294,557)	$(4,770,934)	$(53,913,688)
Class Z
Shares sold	15,506,611	4,380,134	$121,066,894	$33,182,195
Reinvestment of distributions	508,756	420,034	3,996,641	3,141,311
Shares redeemed	(3,701,141)	(5,082,559)	(28,999,193)	(38,110,835)
Net increase (decrease)	12,314,226	(282,391)	$96,064,342	$(1,787,329)
13. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
14. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings arising out of disputes in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserted that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also asserted that certain additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, is invalid. In August 2023, the Bankruptcy Court issued an opinion awarding a portion of the eight million shares to the unsecured creditors, diluting the value of the Fund's holdings in Mesquite. The Fund appealed this decision to the U.S. Court of Appeals for the Fifth Circuit. On May 30, 2025, the Fifth Circuit vacated the Bankruptcy Court's decision and ruled in favor of the providers of debtor-in-possession financing, including the Fund. Because additional court proceedings remain pending, and there may be further petitions to appeal the Fifth Circuit's ruling, the matter remains ongoing. The Fund is also incurring legal costs in defending the disputes and has recovered a portion of these legal costs through an insurance claim.
15. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
16. Reorganization Information.
On September 13, 2024, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Global High Income Fund ("Acquired Fund") pursuant to an Agreement and Plan of Reorganization (Agreements) approved by the Board of Trustees ("The Board"). The securities held by the Acquired Fund were the primary assets acquired by the Fund. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Acquired Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Acquired Fund and Share Class	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Global High Income Fund	72,413,424	(1,544,779)
Class A			7,914,122	999,256	1.1121843434
Class M			2,567,153	324,134	1.1120833333
Class C			1,110,732	140,245	1.1123232323
Global High Income			56,301,115	7,108,722	1.1123106061
Class I			2,608,217	329,320	1.1123358586

Acquired Fund	Net Assets $	Total net assets after the acquisition $
Fidelity Global High Income Fund	2,673,808,159	2,744,309,498

Pro forma results of operations of the combined entity for the entire period ended April 30, 2025, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$180,542,672
Total net realized gain (loss)	(30,426,490)
Total change in net unrealized appreciation (depreciation)	78,877,329
Net increase (decrease) in net assets resulting from operations	$228,993,511

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since September 13, 2024.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2025, the related statement of operations for the year ended April 30, 2025, the statement of changes in net assets for each of the two years in the period ended April 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2025 and the financial highlights for each of the five years in the period ended April 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity High Income Fund   1.36%
Fidelity Global High Income Fund  1.06%

The funds hereby designate the amounts noted below as distributions paid in the calendar year 2024 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders:

Fidelity High Income Fund   $128,328,120
Fidelity Global High Income Fund  $1,724,578

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity High Income Fund  $168,512,974

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended September 13, 2024 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Global High Income Fund  $636,599

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	14,516,835,136.19	94.56
Withheld	834,887,998.33	5.44
TOTAL	15,351,723,134.52	100.00
Robert A. Lawrence
Affirmative	14,430,495,798.10	94.00
Withheld	921,227,336.42	6.00
TOTAL	15,351,723,134.52	100.00
Vijay C. Advani
Affirmative	14,465,231,640.25	94.23
Withheld	886,491,494.27	5.77
TOTAL	15,351,723,134.52	100.00
Thomas P. Bostick
Affirmative	14,471,831,170.84	94.27
Withheld	879,891,963.68	5.73
TOTAL	15,351,723,134.52	100.00
Donald F. Donahue
Affirmative	14,432,670,599.88	94.01
Withheld	919,052,534.64	5.99
TOTAL	15,351,723,134.52	100.00
Vicki L. Fuller
Affirmative	14,531,407,981.65	94.66
Withheld	820,315,152.87	5.34
TOTAL	15,351,723,134.52	100.00
Patricia L. Kampling
Affirmative	14,549,142,839.16	94.77
Withheld	802,580,295.36	5.23
TOTAL	15,351,723,134.52	100.00
Thomas A. Kennedy
Affirmative	14,469,818,769.40	94.26
Withheld	881,904,365.12	5.74
TOTAL	15,351,723,134.52	100.00
Oscar Munoz
Affirmative	14,434,061,467.08	94.02
Withheld	917,661,667.44	5.98
TOTAL	15,351,723,134.52	100.00
Karen B. Peetz
Affirmative	14,521,904,618.46	94.59
Withheld	829,818,516.06	5.41
TOTAL	15,351,723,134.52	100.00
David M. Thomas
Affirmative	14,417,745,861.73	93.92
Withheld	933,977,272.79	6.08
TOTAL	15,351,723,134.52	100.00
Susan Tomasky
Affirmative	14,467,973,468.18	94.24
Withheld	883,749,666.34	5.76
TOTAL	15,351,723,134.52	100.00
Michael E. Wiley
Affirmative	14,424,002,796.91	93.96
Withheld	927,720,337.61	6.04
TOTAL	15,351,723,134.52	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.703464.127
SPH-ANN-0625
Fidelity® U.S. Low Volatility Equity Fund

Annual Report
April 30, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® U.S. Low Volatility Equity Fund
Schedule of Investments April 30, 2025
Showing Percentage of Net Assets
Common Stocks - 98.8%
	Shares	Value ($)
GERMANY - 0.9%
Information Technology - 0.9%
Software - 0.9%
SAP SE ADR	1,189	347,414
IRELAND - 0.7%
Information Technology - 0.7%
IT Services - 0.7%
Accenture PLC Class A	918	274,619
UNITED KINGDOM - 0.8%
Health Care - 0.8%
Pharmaceuticals - 0.8%
Astrazeneca PLC	2,024	289,972
UNITED STATES - 96.4%
Communication Services - 6.2%
Diversified Telecommunication Services - 1.7%
AT&T Inc	12,728	352,566
Verizon Communications Inc	6,296	277,401
		629,967
Entertainment - 3.0%
IMAX Corp (a)(b)	11,542	280,817
Liberty Media Corp-Liberty Formula One Class C (b)	2,218	196,670
Netflix Inc (b)	376	425,527
Walt Disney Co/The	2,550	231,923
		1,134,937
Interactive Media & Services - 0.6%
Alphabet Inc Class A	1,584	251,539
Media - 0.9%
Comcast Corp Class A	2,352	80,438
New York Times Co/The Class A	4,608	239,893
		320,331
TOTAL COMMUNICATION SERVICES		2,336,774

Consumer Discretionary - 3.3%
Hotels, Restaurants & Leisure - 1.6%
McDonald's Corp	963	307,823
Yum! Brands Inc	1,859	279,668
		587,491
Specialty Retail - 1.7%
Murphy USA Inc	287	143,090
O'Reilly Automotive Inc (b)	249	352,385
TJX Cos Inc/The	1,100	141,547
		637,022
TOTAL CONSUMER DISCRETIONARY		1,224,513

Consumer Staples - 15.9%
Beverages - 2.3%
Coca-Cola Co/The	4,125	299,269
Keurig Dr Pepper Inc	6,961	240,781
Monster Beverage Corp (b)	5,378	323,325
		863,375
Consumer Staples Distribution & Retail - 4.2%
BJ's Wholesale Club Holdings Inc (b)	3,255	382,658
Costco Wholesale Corp	330	328,185
Kroger Co/The	4,429	319,818
Sysco Corp	1,751	125,021
Walmart Inc	4,191	407,575
		1,563,257
Food Products - 6.2%
Archer-Daniels-Midland Co	3,781	180,542
Bunge Global SA	3,730	293,626
Conagra Brands Inc	10,614	262,272
JM Smucker Co	2,006	233,238
McCormick & Co Inc/MD	3,374	258,651
Post Holdings Inc (a)(b)	2,335	264,252
Simply Good Foods Co/The (b)	7,190	259,631
Smithfield Foods Inc	14,186	315,071
Tyson Foods Inc Class A	4,234	259,290
		2,326,573
Household Products - 1.4%
Clorox Co/The	1,584	225,403
Procter & Gamble Co/The	1,841	299,292
		524,695
Personal Care Products - 0.8%
Kenvue Inc	12,022	283,719
Tobacco - 1.0%
Philip Morris International Inc	2,272	389,330
TOTAL CONSUMER STAPLES		5,950,949

Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Cheniere Energy Inc	342	79,039
Exxon Mobil Corp	2,777	293,335
		372,374
Financials - 17.8%
Capital Markets - 3.2%
Cboe Global Markets Inc	1,936	429,405
Intercontinental Exchange Inc	1,416	237,845
MarketAxess Holdings Inc	1,217	269,675
S&P Global Inc	516	258,026
		1,194,951
Financial Services - 3.7%
Fiserv Inc (b)	1,556	287,191
Jack Henry & Associates Inc	1,633	283,211
Mastercard Inc Class A	719	394,055
Visa Inc Class A	1,164	402,162
		1,366,619
Insurance - 10.9%
American Financial Group Inc/OH	1,708	216,335
Aon PLC	733	260,061
Arch Capital Group Ltd	2,826	256,262
Arthur J Gallagher & Co	1,237	396,694
Brown & Brown Inc	3,521	389,423
Chubb Ltd	1,225	350,448
Hanover Insurance Group Inc/The	1,885	313,099
Hartford Insurance Group Inc/The	2,969	364,207
Marsh & McLennan Cos Inc	1,786	402,689
Reinsurance Group of America Inc	1,410	264,107
Selective Insurance Group Inc	1,705	148,727
The Travelers Companies, Inc.	1,579	417,061
Willis Towers Watson PLC	875	269,325
		4,048,438
TOTAL FINANCIALS		6,610,008

Health Care - 17.3%
Biotechnology - 4.2%
AbbVie Inc	1,585	309,234
Alnylam Pharmaceuticals Inc (b)	951	250,341
Exelixis Inc (b)	9,738	381,243
Gilead Sciences Inc	3,693	393,452
United Therapeutics Corp (b)	739	223,983
		1,558,253
Health Care Equipment & Supplies - 3.9%
Abbott Laboratories	2,425	317,069
Becton Dickinson & Co	1,160	240,224
Boston Scientific Corp (b)	4,229	435,037
Hologic Inc (b)	3,650	212,430
Stryker Corp	674	252,022
		1,456,782
Health Care Providers & Services - 5.5%
Cencora Inc	1,414	413,836
Centene Corp (b)	1,800	107,730
Chemed Corp	429	249,468
Cigna Group/The	658	223,746
Encompass Health Corp	2,919	341,494
McKesson Corp	537	382,768
Molina Healthcare Inc (b)	300	98,103
UnitedHealth Group Inc	585	240,692
		2,057,837
Life Sciences Tools & Services - 1.3%
Danaher Corp	1,378	274,677
Thermo Fisher Scientific Inc	517	221,793
		496,470
Pharmaceuticals - 2.4%
Eli Lilly & Co	441	396,438
Merck & Co Inc	2,647	225,524
Royalty Pharma PLC Class A	8,388	275,294
		897,256
TOTAL HEALTH CARE		6,466,598

Industrials - 6.6%
Aerospace & Defense - 2.4%
GE Aerospace	490	98,755
General Dynamics Corp	898	244,364
Lockheed Martin Corp	559	267,062
Northrop Grumman Corp	608	295,792
		905,973
Air Freight & Logistics - 0.5%
CH Robinson Worldwide Inc	2,479	221,175
Commercial Services & Supplies - 1.8%
Republic Services Inc	1,123	281,592
Waste Connections Inc (United States)	1,891	373,719
		655,311
Electrical Equipment - 0.7%
AMETEK Inc	1,476	250,300
Ground Transportation - 1.2%
CSX Corp	3,236	90,835
Landstar System Inc	1,542	206,859
Union Pacific Corp	727	156,785
		454,479
TOTAL INDUSTRIALS		2,487,238

Information Technology - 16.0%
Communications Equipment - 1.8%
Cisco Systems Inc	5,207	300,600
Motorola Solutions Inc	813	358,037
		658,637
Electronic Equipment, Instruments & Components - 0.6%
TD SYNNEX Corp	2,003	221,932
IT Services - 3.0%
Amdocs Ltd	2,918	258,476
Gartner Inc (b)	590	248,437
GoDaddy Inc Class A (b)	1,689	318,090
IBM Corporation	1,306	315,817
		1,140,820
Semiconductors & Semiconductor Equipment - 1.3%
Analog Devices Inc	1,077	209,929
Cirrus Logic Inc (b)	2,756	264,686
		474,615
Software - 8.7%
Adobe Inc (b)	785	294,359
Appfolio Inc Class A (b)	600	123,912
Autodesk Inc (b)	1,036	284,123
Ccc Intelligent Solutions Holdings Inc Class A (a)(b)	15,793	146,243
Dynatrace Inc (b)	5,337	250,679
Manhattan Associates Inc (b)	1,241	220,141
Microsoft Corp	721	284,982
PTC Inc (b)	1,850	286,695
Salesforce Inc	1,066	286,445
Servicenow Inc (b)	313	298,918
Tenable Holdings Inc (b)	5,900	180,363
Workday Inc Class A (b)	1,112	272,440
Zoom Communications Inc Class A (b)	4,003	310,393
		3,239,693
Technology Hardware, Storage & Peripherals - 0.6%
Apple Inc	1,119	237,788
TOTAL INFORMATION TECHNOLOGY		5,973,485

Materials - 3.9%
Chemicals - 2.3%
Air Products and Chemicals Inc	844	228,800
Ecolab Inc	1,070	269,030
Linde PLC	824	373,462
		871,292
Containers & Packaging - 1.6%
AptarGroup Inc	1,816	272,309
Avery Dennison Corp	629	107,628
International Paper Co	4,851	221,594
		601,531
TOTAL MATERIALS		1,472,823

Real Estate - 1.7%
Health Care REITs - 0.9%
Welltower Inc	2,161	329,747
Specialized REITs - 0.8%
American Tower Corp	1,369	308,586
TOTAL REAL ESTATE		638,333

Utilities - 6.7%
Electric Utilities - 4.3%
Duke Energy Corp	2,479	302,488
Entergy Corp	3,836	319,041
Exelon Corp	6,218	291,624
IDACORP Inc	1,093	129,072
PPL Corp	8,114	296,161
Xcel Energy Inc	4,007	283,295
		1,621,681
Gas Utilities - 0.9%
National Fuel Gas Co	4,449	341,594
Multi-Utilities - 1.5%
Ameren Corp	2,847	282,536
Consolidated Edison Inc	2,400	270,600
		553,136
TOTAL UTILITIES		2,516,411

TOTAL UNITED STATES		36,049,506
TOTAL COMMON STOCKS (Cost $30,613,390)		36,961,511

Domestic Equity Funds - 0.4%
	Shares	Value ($)
iShares MSCI USA Minimum Volatility ETF (Cost $160,693)	1,797	166,294

Money Market Funds - 2.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	4.33	235,544	235,591
Fidelity Securities Lending Cash Central Fund (c)(d)	4.33	658,409	658,475
TOTAL MONEY MARKET FUNDS (Cost $894,066)			894,066

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $31,668,149)	38,021,871
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(600,620)
NET ASSETS - 100.0%	37,421,251

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	7,560,217	7,324,627	8,871	1	-	235,591	235,544	0.0%
Fidelity Securities Lending Cash Central Fund	213,750	9,887,744	9,443,019	5,910	-	-	658,475	658,409	0.0%
Total	213,750	17,447,961	16,767,646	14,781	1	-	894,066

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	2,336,774	2,336,774	-	-
Consumer Discretionary	1,224,513	1,224,513	-	-
Consumer Staples	5,950,949	5,950,949	-	-
Energy	372,374	372,374	-	-
Financials	6,610,008	6,610,008	-	-
Health Care	6,756,570	6,466,598	289,972	-
Industrials	2,487,238	2,487,238	-	-
Information Technology	6,595,518	6,595,518	-	-
Materials	1,472,823	1,472,823	-	-
Real Estate	638,333	638,333	-	-
Utilities	2,516,411	2,516,411	-	-

Domestic Equity Funds	166,294	166,294	-	-

Money Market Funds	894,066	894,066	-	-
Total Investments in Securities:	38,021,871	37,731,899	289,972	-
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2025
Assets
Investment in securities, at value (including securities loaned of $640,815) - See accompanying schedule:
Unaffiliated issuers (cost $30,774,083)	$37,127,805
Fidelity Central Funds (cost $894,066)	894,066

Total Investment in Securities (cost $31,668,149)		$38,021,871
Receivable for fund shares sold		43,050
Dividends receivable		23,904
Reclaims receivable		51,797
Distributions receivable from Fidelity Central Funds		907
Prepaid expenses		9
Receivable from investment adviser for expense reductions		1,700
Total assets		38,143,238
Liabilities
Payable to custodian bank	$3
Payable for fund shares redeemed	12,213
Accrued management fee	17,374
Other payables and accrued expenses	33,922
Collateral on securities loaned	658,475
Total liabilities		721,987
Net Assets		$37,421,251
Net Assets consist of:
Paid in capital		$29,370,878
Total accumulated earnings (loss)		8,050,373
Net Assets		$37,421,251
Net Asset Value, offering price and redemption price per share ($37,421,251 ÷ 3,068,955 shares)		$12.19
Statement of Operations
Year ended April 30, 2025
Investment Income
Dividends		$522,235
Income from Fidelity Central Funds (including $5,910 from security lending)		14,781
Total income		537,016
Expenses
Management fee	$207,043
Custodian fees and expenses	3,210
Independent trustees' fees and expenses	150
Registration fees	23,908
Audit fees	59,577
Legal	1,166
Miscellaneous	957
Total expenses before reductions	296,011
Expense reductions	(42,173)
Total expenses after reductions		253,838
Net Investment income (loss)		283,178
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	2,830,093
Fidelity Central Funds	1
Foreign currency transactions	407
Total net realized gain (loss)		2,830,501
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,270,020
Assets and liabilities in foreign currencies	5,371
Total change in net unrealized appreciation (depreciation)		1,275,391
Net gain (loss)		4,105,892
Net increase (decrease) in net assets resulting from operations		$4,389,070
Statement of Changes in Net Assets

	Year ended April 30, 2025	Year ended April 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$283,178	$1,690,843
Net realized gain (loss)	2,830,501	31,280,451
Change in net unrealized appreciation (depreciation)	1,275,391	(19,650,469)
Net increase (decrease) in net assets resulting from operations	4,389,070	13,320,825
Distributions to shareholders	(951,208)	(2,899,631)

Share transactions
Proceeds from sales of shares	20,424,193	14,238,685
Reinvestment of distributions	885,488	2,864,385
Cost of shares redeemed	(18,289,403)	(203,454,396)

Net increase (decrease) in net assets resulting from share transactions	3,020,278	(186,351,326)
Total increase (decrease) in net assets	6,458,140	(175,930,132)

Net Assets
Beginning of period	30,963,111	206,893,243
End of period	$37,421,251	$30,963,111

Other Information
Shares
Sold	1,715,480	1,355,755
Issued in reinvestment of distributions	74,162	275,401
Redeemed	(1,485,982)	(18,859,577)
Net increase (decrease)	303,660	(17,228,421)

Financial Highlights
Fidelity® U.S. Low Volatility Equity Fund

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$11.20	$10.35	$10.90	$11.49	$9.23
Income from Investment Operations
Net investment income (loss) A,B	.09	.12	.13	.08	.08
Net realized and unrealized gain (loss)	1.24	.91	(.17)	(.03)	2.25
Total from investment operations	1.33	1.03	(.04)	.05	2.33
Distributions from net investment income	(.07)	(.12)	(.13)	(.08)	(.07)
Distributions from net realized gain	(.27)	(.06)	(.38)	(.56)	-
Total distributions	(.34)	(.18)	(.51)	(.64)	(.07)
Net asset value, end of period	$12.19	$11.20	$10.35	$10.90	$11.49
Total Return C	11.96%	10.05%	(.22)%	.12%	25.27%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.82%	.68%	.66%	.73%	.77%
Expenses net of fee waivers, if any	.70%	.67%	.66%	.72%	.77%
Expenses net of all reductions, if any	.70%	.67%	.66%	.72%	.77%
Net investment income (loss)	.78%	1.11%	1.28%	.71%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$37,421	$30,963	$206,893	$356,831	$361,699
Portfolio turnover rate F	84%	47% G	69%	46%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended April 30, 2025

1. Organization.
Fidelity U.S. Low Volatility Equity Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,332,307
Gross unrealized depreciation	(1,022,633)
Net unrealized appreciation (depreciation)	$6,309,674
Tax Cost	$31,712,197

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$280,961
Undistributed long-term capital gain	$1,454,750
Net unrealized appreciation (depreciation) on securities and other investments	$6,314,662

The tax character of distributions paid was as follows:

	April 30, 2025	April 30, 2024
Ordinary Income	$534,012	$ 1,962,214
Long-term Capital Gains	417,196	937,417
Total	$951,208	$ 2,899,631

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity U.S. Low Volatility Equity Fund	188

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Low Volatility Equity Fund	32,350,775	30,111,368
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity U.S. Low Volatility Equity Fund	.59

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity U.S. Low Volatility Equity Fund	.57

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity U.S. Low Volatility Equity Fund	177,930	751,903	40,016

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity U.S. Low Volatility Equity Fund	12,998,678	24,654,864	141,738,370
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity U.S. Low Volatility Equity Fund	52
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity U.S. Low Volatility Equity Fund	622	7	-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .70% of average net assets. This reimbursement will remain in place through August 31, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $42,173.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity U.S. Low Volatility Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Low Volatility Equity Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2025, the related statement of operations for the year ended April 30, 2025, the statement of changes in net assets for each of the two years in the period ended April 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2025 and the financial highlights for each of the five years in the period ended April 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2025, $1,871,946, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 57% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 63.51% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.69% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	14,516,835,136.19	94.56
Withheld	834,887,998.33	5.44
TOTAL	15,351,723,134.52	100.00
Robert A. Lawrence
Affirmative	14,430,495,798.10	94.00
Withheld	921,227,336.42	6.00
TOTAL	15,351,723,134.52	100.00
Vijay C. Advani
Affirmative	14,465,231,640.25	94.23
Withheld	886,491,494.27	5.77
TOTAL	15,351,723,134.52	100.00
Thomas P. Bostick
Affirmative	14,471,831,170.84	94.27
Withheld	879,891,963.68	5.73
TOTAL	15,351,723,134.52	100.00
Donald F. Donahue
Affirmative	14,432,670,599.88	94.01
Withheld	919,052,534.64	5.99
TOTAL	15,351,723,134.52	100.00
Vicki L. Fuller
Affirmative	14,531,407,981.65	94.66
Withheld	820,315,152.87	5.34
TOTAL	15,351,723,134.52	100.00
Patricia L. Kampling
Affirmative	14,549,142,839.16	94.77
Withheld	802,580,295.36	5.23
TOTAL	15,351,723,134.52	100.00
Thomas A. Kennedy
Affirmative	14,469,818,769.40	94.26
Withheld	881,904,365.12	5.74
TOTAL	15,351,723,134.52	100.00
Oscar Munoz
Affirmative	14,434,061,467.08	94.02
Withheld	917,661,667.44	5.98
TOTAL	15,351,723,134.52	100.00
Karen B. Peetz
Affirmative	14,521,904,618.46	94.59
Withheld	829,818,516.06	5.41
TOTAL	15,351,723,134.52	100.00
David M. Thomas
Affirmative	14,417,745,861.73	93.92
Withheld	933,977,272.79	6.08
TOTAL	15,351,723,134.52	100.00
Susan Tomasky
Affirmative	14,467,973,468.18	94.24
Withheld	883,749,666.34	5.76
TOTAL	15,351,723,134.52	100.00
Michael E. Wiley
Affirmative	14,424,002,796.91	93.96
Withheld	927,720,337.61	6.04
TOTAL	15,351,723,134.52	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9896228.105
USL-ANN-0625
Fidelity® Healthy Future Fund

Annual Report
April 30, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Healthy Future Fund
Schedule of Investments April 30, 2025
Showing Percentage of Net Assets
Common Stocks - 97.5%
	Shares	Value ($)
BELGIUM - 1.7%
Health Care - 1.7%
Pharmaceuticals - 1.7%
UCB SA	1,206	220,166
CHINA - 1.1%
Consumer Discretionary - 1.1%
Automobiles - 1.1%
BYD Co Ltd H Shares	2,985	141,776
FINLAND - 0.2%
Consumer Discretionary - 0.2%
Textiles, Apparel & Luxury Goods - 0.2%
Amer Sports Inc (a)	1,240	30,070
FRANCE - 3.1%
Consumer Staples - 3.1%
Food Products - 2.5%
Danone SA	3,793	326,374
Personal Care Products - 0.6%
L'Oreal SA (a)	167	73,792
TOTAL FRANCE		400,166
GERMANY - 0.4%
Consumer Discretionary - 0.4%
Textiles, Apparel & Luxury Goods - 0.4%
adidas AG	255	58,266
HONG KONG - 3.1%
Financials - 3.1%
Insurance - 3.1%
AIA Group Ltd	54,164	405,846
JAPAN - 1.7%
Industrials - 1.7%
Industrial Conglomerates - 1.7%
Hitachi Ltd	9,096	224,812
KOREA (SOUTH) - 0.1%
Information Technology - 0.1%
Technology Hardware, Storage & Peripherals - 0.1%
Samsung Electronics Co Ltd GDR (b)	20	19,320
SWITZERLAND - 1.0%
Consumer Discretionary - 1.0%
Textiles, Apparel & Luxury Goods - 1.0%
On Holding AG Class A (a)	2,601	125,134
UNITED KINGDOM - 5.0%
Consumer Staples - 5.0%
Personal Care Products - 5.0%
Unilever PLC	9,387	597,669
Warpaint London plc	11,097	55,459

TOTAL UNITED KINGDOM		653,128
UNITED STATES - 80.1%
Communication Services - 0.9%
Entertainment - 0.9%
Walt Disney Co/The	1,247	113,415
Consumer Discretionary - 9.8%
Automobiles - 2.1%
Rivian Automotive Inc Class A (a)	6,007	82,056
Tesla Inc (a)	706	199,205
		281,261
Hotels, Restaurants & Leisure - 2.7%
Airbnb Inc Class A (a)	274	33,406
Cava Group Inc (a)	773	71,448
Chipotle Mexican Grill Inc (a)	2,264	114,377
Hilton Worldwide Holdings Inc	517	116,574
Sweetgreen Inc Class A (a)	611	11,902
		347,707
Specialty Retail - 2.8%
Chewy Inc Class A (a)	1,850	69,375
TJX Cos Inc/The	790	101,657
Ulta Beauty Inc (a)	503	199,007
		370,039
Textiles, Apparel & Luxury Goods - 2.2%
Deckers Outdoor Corp (a)	1,226	135,878
Lululemon Athletica Inc (a)	441	119,410
NIKE Inc Class B	489	27,579
		282,867
TOTAL CONSUMER DISCRETIONARY		1,281,874

Consumer Staples - 17.3%
Beverages - 0.8%
Primo Brands Corp Class A	3,045	99,480
Consumer Staples Distribution & Retail - 0.9%
Sprouts Farmers Market Inc (a)	676	115,596
Food Products - 5.2%
Freshpet Inc (a)	663	48,757
Nestle SA	5,954	633,728
		682,485
Household Products - 9.0%
Colgate-Palmolive Co	4,032	371,710
Procter & Gamble Co/The	4,933	801,958
		1,173,668
Personal Care Products - 1.4%
Estee Lauder Cos Inc/The Class A	1,143	68,534
Kenvue Inc	4,629	109,245
		177,779
TOTAL CONSUMER STAPLES		2,249,008

Financials - 11.1%
Capital Markets - 0.6%
Blackrock Inc	87	79,540
Financial Services - 3.7%
Apollo Global Management Inc	3,549	484,368
Insurance - 6.8%
Chubb Ltd	1,017	290,943
Hartford Insurance Group Inc/The	1,501	184,128
Marsh & McLennan Cos Inc	851	191,875
MetLife Inc	1,486	112,000
Reinsurance Group of America Inc	603	112,948
		891,894
TOTAL FINANCIALS		1,455,802

Health Care - 29.5%
Biotechnology - 8.0%
Alnylam Pharmaceuticals Inc (a)	530	139,517
Exact Sciences Corp (a)	2,515	114,784
Gilead Sciences Inc	2,154	229,487
Regeneron Pharmaceuticals Inc	338	202,381
Vertex Pharmaceuticals Inc (a)	697	355,122
		1,041,291
Health Care Equipment & Supplies - 7.6%
Abbott Laboratories	2,221	290,396
Boston Scientific Corp (a)	2,096	215,616
Insulet Corp (a)	302	76,192
Masimo Corp (a)	395	63,578
Penumbra Inc (a)	559	163,698
Stryker Corp	377	140,968
TransMedics Group Inc (a)	453	41,680
		992,128
Health Care Providers & Services - 6.1%
BrightSpring Health Services Inc (a)	2,902	50,872
CVS Health Corp	2,714	181,051
LifeStance Health Group Inc (a)	13,483	88,583
UnitedHealth Group Inc	1,155	475,214
		795,720
Health Care Technology - 0.6%
Veeva Systems Inc Class A (a)	314	73,378
Life Sciences Tools & Services - 6.2%
Danaher Corp	1,582	315,340
Thermo Fisher Scientific Inc	1,155	495,495
		810,835
Pharmaceuticals - 1.0%
Royalty Pharma PLC Class A	2,380	78,112
Zoetis Inc Class A	345	53,958
		132,070
TOTAL HEALTH CARE		3,845,422

Industrials - 4.3%
Electrical Equipment - 0.5%
Generac Holdings Inc (a)	586	67,026
Ground Transportation - 3.8%
Uber Technologies Inc (a)	6,152	498,374
TOTAL INDUSTRIALS		565,400

Information Technology - 4.7%
Semiconductors & Semiconductor Equipment - 4.7%
NVIDIA Corp	5,679	618,557
Real Estate - 1.7%
Health Care REITs - 1.7%
Welltower Inc	1,473	224,765
Utilities - 0.8%
Electric Utilities - 0.8%
NextEra Energy Inc	1,569	104,935
TOTAL UNITED STATES		10,459,178
TOTAL COMMON STOCKS (Cost $11,496,297)		12,737,862

Money Market Funds - 1.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c) (Cost $216,033)	4.33	215,989	216,032

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $11,712,330)	12,953,894
NET OTHER ASSETS (LIABILITIES) - 0.8%	107,607
NET ASSETS - 100.0%	13,061,501

Legend

(a)	Non-income producing
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $19,320 or 0.1% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	7,400,227	7,184,180	11,918	(14)	(1)	216,032	215,989	0.0%
Total	-	7,400,227	7,184,180	11,918	(14)	(1)	216,032

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	113,415	113,415	-	-
Consumer Discretionary	1,637,120	1,495,344	141,776	-
Consumer Staples	3,302,302	1,670,739	1,631,563	-
Financials	1,861,648	1,455,802	405,846	-
Health Care	4,065,588	4,065,588	-	-
Industrials	790,212	565,400	224,812	-
Information Technology	637,877	637,877	-	-
Real Estate	224,765	224,765	-	-
Utilities	104,935	104,935	-	-

Money Market Funds	216,032	216,032	-	-
Total Investments in Securities:	12,953,894	10,549,897	2,403,997	-
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $11,496,297)	$12,737,862
Fidelity Central Funds (cost $216,033)	216,032

Total Investment in Securities (cost $11,712,330)		$12,953,894
Cash		1
Foreign currency held at value (cost $60,509)		61,717
Receivable for fund shares sold		21,335
Dividends receivable		12,564
Reclaims receivable		10,509
Distributions receivable from Fidelity Central Funds		1,114
Prepaid expenses		3
Receivable from investment adviser for expense reductions		49,385
Total assets		13,110,522
Liabilities
Payable for fund shares redeemed	$1,540
Accrued management fee	9,041
Distribution and service plan fees payable	2,362
Audit fee payable	35,286
Other payables and accrued expenses	792
Total liabilities		49,021
Net Assets		$13,061,501
Net Assets consist of:
Paid in capital		$11,728,398
Total accumulated earnings (loss)		1,333,103
Net Assets		$13,061,501

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,287,739 ÷ 103,133 shares)(a)		$12.49
Maximum offering price per share (100/94.25 of $12.49)		$13.25
Class M :
Net Asset Value and redemption price per share ($3,563,129 ÷ 287,435 shares)(a)		$12.40
Maximum offering price per share (100/96.50 of $12.40)		$12.85
Class C :
Net Asset Value and offering price per share ($700,538 ÷ 57,355 shares)(a)		$12.21
Fidelity Healthy Future Fund :
Net Asset Value, offering price and redemption price per share ($7,135,697 ÷ 568,310 shares)		$12.56
Class I :
Net Asset Value, offering price and redemption price per share ($206,755 ÷ 16,462 shares)		$12.56
Class Z :
Net Asset Value, offering price and redemption price per share ($167,643 ÷ 13,303 shares)		$12.60
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended April 30, 2025
Investment Income
Dividends		$136,294
Income from Fidelity Central Funds		11,918
Total income		148,212
Expenses
Management fee	$105,030
Distribution and service plan fees	24,412
Custodian fees and expenses	2,709
Independent trustees' fees and expenses	50
Registration fees	77,031
Audit fees	46,007
Legal	446
Miscellaneous	786
Total expenses before reductions	256,471
Expense reductions	(100,659)
Total expenses after reductions		155,812
Net Investment income (loss)		(7,600)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	300,462
Fidelity Central Funds	(14)
Foreign currency transactions	2,112
Total net realized gain (loss)		302,560
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	5,818
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	1,940
Total change in net unrealized appreciation (depreciation)		7,757
Net gain (loss)		310,317
Net increase (decrease) in net assets resulting from operations		$302,717
Statement of Changes in Net Assets

	Year ended April 30, 2025	Year ended April 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(7,600)	$6,724
Net realized gain (loss)	302,560	(98,055)
Change in net unrealized appreciation (depreciation)	7,757	913,735
Net increase (decrease) in net assets resulting from operations	302,717	822,404
Distributions to shareholders	(7,430)	(3,025)

Share transactions - net increase (decrease)	3,495,855	4,382,036
Total increase (decrease) in net assets	3,791,142	5,201,415

Net Assets
Beginning of period	9,270,359	4,068,944
End of period	$13,061,501	$9,270,359

Financial Highlights
Fidelity Advisor® Healthy Future Fund Class A

Years ended April 30,	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$11.92	$10.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.02)	(.01)	(.01)
Net realized and unrealized gain (loss)	.59	1.36	.58
Total from investment operations	.57	1.35	.57
Net asset value, end of period	$12.49	$11.92	$10.57
Total Return D,E,F	4.78%	12.77%	5.70%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.19%	3.08%	9.78% I,J
Expenses net of fee waivers, if any	1.30%	1.29%	1.29% J
Expenses net of all reductions, if any	1.30%	1.29%	1.29% J
Net investment income (loss)	(.12)%	(.05)%	(.09)% J
Supplemental Data
Net assets, end of period (000 omitted)	$1,288	$854	$205
Portfolio turnover rate K	48%	37%	68% J

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Healthy Future Fund Class M

Years ended April 30,	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$11.86	$10.54	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.05)	(.03)	(.03)
Net realized and unrealized gain (loss)	.59	1.35	.57
Total from investment operations	.54	1.32	.54
Net asset value, end of period	$12.40	$11.86	$10.54
Total Return D,E,F	4.55%	12.52%	5.40%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.39%	3.46%	10.17% I,J
Expenses net of fee waivers, if any	1.55%	1.54%	1.54% J
Expenses net of all reductions, if any	1.55%	1.53%	1.54% J
Net investment income (loss)	(.37)%	(.29)%	(.34)% J
Supplemental Data
Net assets, end of period (000 omitted)	$3,563	$1,565	$136
Portfolio turnover rate K	48%	37%	68% J

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Healthy Future Fund Class C

Years ended April 30,	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$11.75	$10.49	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.11)	(.09)	(.08)
Net realized and unrealized gain (loss)	.57	1.35	.57
Total from investment operations	.46	1.26	.49
Net asset value, end of period	$12.21	$11.75	$10.49
Total Return D,E,F	3.91%	12.01%	4.90%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.93%	3.94%	10.48% I,J
Expenses net of fee waivers, if any	2.05%	2.04%	2.04% J
Expenses net of all reductions, if any	2.05%	2.03%	2.04% J
Net investment income (loss)	(.87)%	(.80)%	(.84)% J
Supplemental Data
Net assets, end of period (000 omitted)	$701	$262	$130
Portfolio turnover rate K	48%	37%	68% J

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Healthy Future Fund

Years ended April 30,	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$11.97	$10.59	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02	.02	.02
Net realized and unrealized gain (loss)	.58	1.37	.57
Total from investment operations	.60	1.39	.59
Distributions from net investment income	(.01)	(.01)	-
Total distributions	(.01)	(.01)	-
Net asset value, end of period	$12.56	$11.97	$10.59
Total Return D,E	5.03%	13.12%	5.90%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.82%	2.79%	9.38% H,I
Expenses net of fee waivers, if any	1.06%	1.04%	1.04% I
Expenses net of all reductions, if any	1.05%	1.04%	1.04% I
Net investment income (loss)	.13%	.20%	.16% I
Supplemental Data
Net assets, end of period (000 omitted)	$7,136	$6,309	$3,376
Portfolio turnover rate J	48%	37%	68% I

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Healthy Future Fund Class I

Years ended April 30,	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$11.97	$10.59	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02	.02	.02
Net realized and unrealized gain (loss)	.58	1.37	.57
Total from investment operations	.60	1.39	.59
Distributions from net investment income	(.01)	(.01)	-
Total distributions	(.01)	(.01)	-
Net asset value, end of period	$12.56	$11.97	$10.59
Total Return D,E	5.00%	13.12%	5.90%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.93%	2.82%	9.48% H,I
Expenses net of fee waivers, if any	1.06%	1.04%	1.05% I
Expenses net of all reductions, if any	1.05%	1.04%	1.04% I
Net investment income (loss)	.13%	.20%	.16% I
Supplemental Data
Net assets, end of period (000 omitted)	$207	$159	$115
Portfolio turnover rate J	48%	37%	68% I

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Healthy Future Fund Class Z

Years ended April 30,	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$12.00	$10.61	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.04	.04	.03
Net realized and unrealized gain (loss)	.58	1.36	.58
Total from investment operations	.62	1.40	.61
Distributions from net investment income	(.02)	(.01)	-
Total distributions	(.02)	(.01)	-
Net asset value, end of period	$12.60	$12.00	$10.61
Total Return D,E	5.17%	13.19%	6.10%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.75%	2.60%	9.34% H,I
Expenses net of fee waivers, if any	.90%	.89%	.90% I
Expenses net of all reductions, if any	.90%	.89%	.89% I
Net investment income (loss)	.28%	.35%	.31% I
Supplemental Data
Net assets, end of period (000 omitted)	$168	$122	$107
Portfolio turnover rate J	48%	37%	68% I

AFor the period May 24, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2025

1. Organization.
Fidelity Healthy Future Fund (the Fund) is a non-diversified fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Healthy Future Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,103,637
Gross unrealized depreciation	(889,995)
Net unrealized appreciation (depreciation)	$1,213,642
Tax Cost	$11,740,252

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$117,692
Net unrealized appreciation (depreciation) on securities and other investments	$1,215,411

The tax character of distributions paid was as follows:

	April 30, 2025	April 30, 2024
Ordinary Income	$7,430	$3,025
Total	$7,430	$3,025

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Healthy Future Fund	8,966,575	5,792,981
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.87
Class M	.87
Class C	.87
Fidelity Healthy Future Fund	.87
Class I	.85
Class Z	.71

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.87
Class M	.87
Class C	.87
Fidelity Healthy Future Fund	.82
Class I	.85
Class Z	.71

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	2,667	13,367
Class M	.25%	.25%	15,864	3,338
Class C	.75%	.25%	5,881	6,870
			24,412	$23,575
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	1,315
Class M	622
Class CA	5
1,942

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Healthy Future Fund	77

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Healthy Future Fund	921,114	243,573	(53,900)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Healthy Future Fund	18

7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2026. Some expenses, for example the compensation of the independent Trustees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.30%	9,437
Class M	1.55%	26,426
Class C	2.05%	5,135
Fidelity Healthy Future Fund	1.05%	56,247
Class I	1.05%	1,475
Class Z	.90%	1,534
		100,254

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $405.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2025	Year ended April 30, 2024
Fidelity Healthy Future Fund
Distributions to shareholders
Fidelity Healthy Future Fund	7,004	2,853
Class I	95	91
Class Z	331	81
Total	$7,430	$3,025
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2025	Year ended April 30, 2024	Year ended April 30, 2025	Year ended April 30, 2024
Fidelity Healthy Future Fund
Class A
Shares sold	59,979	60,658	$791,790	$668,918
Shares redeemed	(28,480)	(8,451)	(377,327)	(96,085)
Net increase (decrease)	31,499	52,207	$414,463	$572,833
Class M
Shares sold	271,594	128,604	$3,493,791	$1,431,236
Shares redeemed	(116,139)	(9,527)	(1,471,021)	(104,174)
Net increase (decrease)	155,455	119,077	$2,022,770	$1,327,062
Class C
Shares sold	45,543	10,734	$570,668	$123,647
Shares redeemed	(10,460)	(807)	(135,860)	(8,515)
Net increase (decrease)	35,083	9,927	$434,808	$115,132
Fidelity Healthy Future Fund
Shares sold	280,823	403,281	$3,681,706	$4,519,404
Reinvestment of distributions	482	215	6,247	2,296
Shares redeemed	(240,206)	(195,003)	(3,145,561)	(2,184,086)
Net increase (decrease)	41,099	208,493	$542,392	$2,337,614
Class I
Shares sold	8,811	4,013	$114,776	$47,126
Reinvestment of distributions	7	9	95	91
Shares redeemed	(5,683)	(1,579)	(72,106)	(18,393)
Net increase (decrease)	3,135	2,443	$42,765	$28,824
Class Z
Shares sold	8,588	47	$109,197	$490
Reinvestment of distributions	17	8	224	81
Shares redeemed	(5,431)	-	(70,764)	-
Net increase (decrease)	3,174	55	$38,657	$571
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Healthy Future Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Healthy Future Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2025, the related statement of operations for the year ended April 30, 2025, the statement of changes in net assets for each of the two years in the period ended April 30, 2025, including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2025 and for the period May 24, 2022 (commencement of operations) through April 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2025 and the financial highlights for each of the two years in the period ended April 30, 2025 and for the period May 24, 2022 (commencement of operations) through April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2025, $127,533 or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Healthy Future Fund, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Healthy Future Fund, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	14,516,835,136.19	94.56
Withheld	834,887,998.33	5.44
TOTAL	15,351,723,134.52	100.00
Robert A. Lawrence
Affirmative	14,430,495,798.10	94.00
Withheld	921,227,336.42	6.00
TOTAL	15,351,723,134.52	100.00
Vijay C. Advani
Affirmative	14,465,231,640.25	94.23
Withheld	886,491,494.27	5.77
TOTAL	15,351,723,134.52	100.00
Thomas P. Bostick
Affirmative	14,471,831,170.84	94.27
Withheld	879,891,963.68	5.73
TOTAL	15,351,723,134.52	100.00
Donald F. Donahue
Affirmative	14,432,670,599.88	94.01
Withheld	919,052,534.64	5.99
TOTAL	15,351,723,134.52	100.00
Vicki L. Fuller
Affirmative	14,531,407,981.65	94.66
Withheld	820,315,152.87	5.34
TOTAL	15,351,723,134.52	100.00
Patricia L. Kampling
Affirmative	14,549,142,839.16	94.77
Withheld	802,580,295.36	5.23
TOTAL	15,351,723,134.52	100.00
Thomas A. Kennedy
Affirmative	14,469,818,769.40	94.26
Withheld	881,904,365.12	5.74
TOTAL	15,351,723,134.52	100.00
Oscar Munoz
Affirmative	14,434,061,467.08	94.02
Withheld	917,661,667.44	5.98
TOTAL	15,351,723,134.52	100.00
Karen B. Peetz
Affirmative	14,521,904,618.46	94.59
Withheld	829,818,516.06	5.41
TOTAL	15,351,723,134.52	100.00
David M. Thomas
Affirmative	14,417,745,861.73	93.92
Withheld	933,977,272.79	6.08
TOTAL	15,351,723,134.52	100.00
Susan Tomasky
Affirmative	14,467,973,468.18	94.24
Withheld	883,749,666.34	5.76
TOTAL	15,351,723,134.52	100.00
Michael E. Wiley
Affirmative	14,424,002,796.91	93.96
Withheld	927,720,337.61	6.04
TOTAL	15,351,723,134.52	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9904957.102
HWF-ANN-0625
Fidelity® Series High Income Fund

Annual Report
April 30, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series High Income Fund
Schedule of Investments April 30, 2025
Showing Percentage of Net Assets
Alternative Funds - 1.5%
	Shares	Value ($)
Fidelity Private Credit Company LLC (b)(c) (Cost $21,457,346)	2,158,335	20,655,268

Asset-Backed Securities - 0.4%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 0.0%
Golub Cap Partners Clo 76 B Ltd Series 2024-76A Class E, CME Term SOFR 3 month Index + 5.75%, 10.0318% 10/25/2037 (d)(e)(f)	213,000	206,816
OCP Aegis CLO Ltd Series 2024-39A Class D1, CME Term SOFR 3 month Index + 2.8%, 7.0605% 1/16/2037 (d)(e)(f)	250,000	247,026
TOTAL BAILIWICK OF JERSEY		453,842
GRAND CAYMAN (UK OVERSEAS TER) - 0.3%
Ammc Clo 24 Ltd Series 2024-24A Class ER, CME Term SOFR 3 month Index + 6.5%, 10.7695% 1/20/2035 (d)(e)(f)	207,000	203,102
Ares Loan Funding VII Ltd Series 2024-ALF7A Class E, CME Term SOFR 3 month Index + 6.25%, 10.5224% 10/22/2037 (d)(e)(f)	125,000	121,132
Bbam US Clo I Ltd Series 2025-1A Class D1R, CME Term SOFR 3 month Index + 3%, 7.2561% 3/30/2038 (d)(e)(f)	125,000	122,859
Bbam US Clo IV Ltd Series 2024-4A Class D, CME Term SOFR 3 month Index + 6.25%, 10.5061% 7/15/2039 (d)(e)(f)	250,000	244,499
Benefit Street Partners Clo Xxxix Ltd Series 2025-39A Class D2, CME Term SOFR 3 month Index + 3.65%, 7.9065% 4/15/2038 (d)(e)(f)	250,000	242,362
Birch Grove Clo 5 LLC Series 2024-5A Class ER, CME Term SOFR 3 month Index + 6.75%, 11.0195% 10/20/2037 (d)(e)(f)	100,000	99,400
Carval Clo Xi-C Ltd Series 2024-3A Class E, CME Term SOFR 3 month Index + 6.35%, 10.6195% 10/20/2037 (d)(e)(f)	150,000	147,385
Cifc Fdg 2025-Iii Ltd Series 2025-3A Class E, CME Term SOFR 3 month Index + 7.25%, 0% 7/21/2038 (d)(e)(f)(g)	250,000	250,000
CIFC Funding Ltd Series 2025-4A Class D2R, CME Term SOFR 3 month Index + 3.75%, 8.0205% 1/17/2038 (d)(e)(f)	100,000	97,144
Flat Series 2025-30A Class D2, CME Term SOFR 3 month Index + 4.1%, 4.1% 4/15/2038 (d)(e)(f)(g)	150,000	148,655
Flatiron Rr Clo 30 Ltd Series 2025-30A Class E, CME Term SOFR 3 month Index + 5.25%, 0% 4/15/2038 (d)(e)(f)(g)	200,000	197,241
Magnetite Xxix Ltd Series 2024-29A Class ER, CME Term SOFR 3 month Index + 6%, 10.2561% 7/15/2037 (d)(e)(f)	100,000	98,749
Midocean Cr Clo Xvi Series 2024-16A Class E, CME Term SOFR 3 month Index + 6.25%, 10.5195% 10/20/2037 (d)(e)(f)	125,000	120,382
Oha Credit Partners VII Ltd Series 2025-7A Class D1R4, CME Term SOFR 3 month Index + 2.5%, 6.8219% 2/20/2038 (d)(e)(f)	435,000	427,771
Orchard Park Clo Ltd Series 2024-1A Class E, CME Term SOFR 3 month Index + 5.6%, 9.8695% 10/20/2037 (d)(e)(f)	220,000	217,576
Palmer Square Clo Ltd Series 2025-2A Class DR2, CME Term SOFR 3 month Index + 4.14%, 8.3961% 2/15/2038 (d)(e)(f)	100,000	97,257
Palmer Square CLO Series 2024-2A Class E, CME Term SOFR 3 month Index + 5.7%, 9.9695% 7/20/2037 (d)(e)(f)	1,000,000	976,870
Palmer Square Loan Funding Ltd Series 2024-2A Class D, CME Term SOFR 3 month Index + 4.7%, 8.9561% 1/15/2033 (d)(e)(f)	269,000	259,510
Pikes Peak Clo 1 Series 2025-12A Class D2R, CME Term SOFR 3 month Index + 3.8%, 8.0695% 4/20/2038 (d)(e)(f)	100,000	98,375
Rr 31 Ltd Series 2024-31A Class D, CME Term SOFR 3 month Index + 6%, 10.2561% 10/15/2039 (d)(e)(f)	208,000	204,194
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		4,374,463
UNITED STATES - 0.1%
Croton Pk Clo Ltd Series 2024-1A Class E, CME Term SOFR 3 month Index + 5.55%, 9.8061% 10/15/2036 (d)(e)(f)	558,000	548,320
Goldentree Ln Mgmt US Clo 21 Ltd Series 2024-21A Class E, CME Term SOFR 3 month Index + 5.7%, 9.9695% 7/20/2037 (d)(e)(f)	397,000	391,475
Obra Homes Finance LLC Series 2024-1A Class E, CME Term SOFR 3 month Index + 6.75%, 11.1731% 1/20/2038 (d)(e)(f)	150,000	147,463
TOTAL UNITED STATES		1,087,258
TOTAL ASSET-BACKED SECURITIES (Cost $6,031,674)		5,915,563

Bank Loan Obligations - 7.2%
	Principal Amount (a)	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
DH Corporation/Societe DH 1LN, term loan CME Term SOFR 3 month Index + 7.25%, 11.428% 9/13/2029 (d)(e)(h)(i)	75,575	75,499
FRANCE - 0.2%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.7561% 8/15/2028 (d)(e)(h)	2,334,046	2,095,973
SWITZERLAND - 0.2%
Materials - 0.2%
Chemicals - 0.2%
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.8132% 11/15/2030 (d)(e)(h)	2,816,550	2,576,636
UNITED KINGDOM - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
EG America LLC Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.5632% 2/7/2028 (d)(e)(h)	2,043,874	2,040,583
UNITED STATES - 6.7%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.0%
Level 3 Financing Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 3/29/2032 (d)(e)(h)(j)	510,000	508,215
Interactive Media & Services - 0.0%
TripAdvisor Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0492% 7/8/2031 (d)(e)(h)	84,575	82,037
Media - 0.1%
CSC Holdings LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.8219% 1/18/2028 (d)(e)(h)	1,405,000	1,365,576
TOTAL COMMUNICATION SERVICES		1,955,828

Consumer Discretionary - 2.5%
Automobile Components - 0.1%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0716% 1/28/2032 (d)(e)(h)	500,000	488,960
Power Stop LLC 1LN, term loan CME Term SOFR 1 month Index + 4.75%, 9.1297% 1/26/2029 (d)(e)(h)	722,454	439,490
		928,450
Broadline Retail - 0.3%
CMG Media Corp Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.8992% 6/18/2029 (d)(e)(h)	1,892,428	1,784,805
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5716% 1/23/2032 (d)(e)(h)	2,990,119	2,917,609
		4,702,414
Distributors - 0.1%
Gloves Buyer Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 0% 1/20/2032 (d)(e)(h)(j)	200,000	190,600
Solenis Holdings Ltd Tranche B6 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2992% 6/23/2031 (d)(e)(h)	1,303,607	1,285,825
		1,476,425
Diversified Consumer Services - 0.4%
Spin Holdco Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5618% 3/4/2028 (d)(e)(h)	5,658,311	4,605,356
TKC Holdings Inc 1LN, term loan 13.5% 2/14/2027 (e)(h)	1,777,114	1,457,233
		6,062,589
Hotels, Restaurants & Leisure - 0.8%
ClubCorp Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.5608% 9/18/2026 (d)(e)(h)	2,130,290	2,129,758
Horizon US Finco LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.75%, 9.0297% 10/31/2031 (d)(e)(h)	1,366,391	1,218,369
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5608% 6/1/2028 (d)(e)(h)	744,178	688,945
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5413% 12/30/2026 (d)(e)(h)	5,485,759	5,195,454
Wok Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 6.25%, 10.5298% 9/3/2029 (d)(e)(h)	1,128,995	1,087,594
		10,320,120
Household Durables - 0.3%
TGP Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6716% 6/29/2028 (d)(e)(h)	1,789,556	1,470,280
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6861% 10/30/2027 (d)(e)(h)	1,838,238	1,721,051
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.6716% 10/30/2027 (d)(e)(h)	462,615	429,848
		3,621,179
Specialty Retail - 0.5%
Kodiak BP LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0347% 11/26/2031 (d)(e)(h)	320,000	307,027
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.1788% 6/6/2031 (d)(e)(h)	4,656,918	4,397,901
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6861% 4/16/2028 (d)(e)(h)	721,875	686,987
Valvoline Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 0% 3/19/2032 (d)(e)(h)(j)	2,090,000	2,080,428
		7,472,343
TOTAL CONSUMER DISCRETIONARY		34,583,520

Consumer Staples - 0.0%
Food Products - 0.0%
Savor Acquisition Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5749% 2/19/2032 (d)(e)(h)	73,103	72,761
Savor Acquisition Inc Tranche DD 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 1% 2/4/2032 (d)(e)(h)(k)	6,897	6,864
		79,625
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
CVR Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.2992% 12/30/2027 (d)(e)(h)	294,263	292,056
Mesquite Energy Inc 1LN, term loan 0% (e)(h)(i)(j)(l)	1,217,000	0
Mesquite Energy Inc 1LN, term loan 3 month U.S. LIBOR + 8%, 0% (d)(e)(h)(i)(j)(l)	2,735,146	0
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.7948% 10/30/2028 (d)(e)(h)	3,760,000	2,685,467
		2,977,523
Financials - 0.3%
Financial Services - 0.3%
Dragon Buyer Inc 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2992% 9/30/2031 (d)(e)(h)	154,613	153,569
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.8216% 7/31/2031 (d)(e)(h)	2,064,825	2,057,660
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0719% 2/20/2032 (d)(e)(h)	1,370,000	1,310,638
		3,521,867
Insurance - 0.0%
Alliant Hldgs Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0734% 9/19/2031 (d)(e)(h)	158,822	157,597
TOTAL FINANCIALS		3,679,464

Health Care - 0.6%
Health Care Providers & Services - 0.2%
Cano Health LLC 1LN, term loan CME Term SOFR 3 month Index + 1%, 13.7992% 6/28/2029 (d)(e)(h)	666,750	600,074
Owens & Minor Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.25%, 0% 4/2/2030 (d)(e)(h)(j)	780,000	764,400
Radiology Partners Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.5902% 1/31/2029 (d)(e)(h)	1,116,592	1,077,791
		2,442,265
Health Care Technology - 0.1%
AthenaHealth Group Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 2/15/2029 (d)(e)(h)	1,563,431	1,548,047
Pharmaceuticals - 0.3%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 10.5698% 10/8/2030 (d)(e)(h)	4,325,000	4,072,723
TOTAL HEALTH CARE		8,063,035

Industrials - 0.3%
Aerospace & Defense - 0.0%
Goat Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3201% 1/27/2032 (d)(e)(h)	160,000	157,267
Kaman Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 7.0466% 2/26/2032 (d)(e)(h)	365,517	359,709
Kaman Corp Tranche B-DD 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 0% 2/26/2032 (d)(e)(h)(j)(k)	34,483	33,935
		550,911
Commercial Services & Supplies - 0.1%
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.7907% 8/1/2030 (d)(e)(h)	625,507	577,149
Ensemble RCM LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2797% 8/1/2029 (d)(e)(h)	178,647	178,368
GFL Environmental Services Inc/ON Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.8185% 3/3/2032 (d)(e)(h)	355,000	349,675
		1,105,192
Electrical Equipment - 0.0%
GrafTech Global Enterprises Inc Tranche NEW $ 1LN, term loan CME Term SOFR 1 month Index + 6%, 10.3028% 12/21/2029 (d)(e)(h)	205,066	202,606
GrafTech Global Enterprises Inc Tranche NEW $ 1LN, term loan CME Term SOFR 1 month Index + 6%, 3.75% 12/21/2029 (d)(e)(h)(k)	117,181	115,774
		318,380
Passenger Airlines - 0.0%
Vista Management Holding Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0476% 4/1/2031 (d)(e)(h)	90,000	89,511
Professional Services - 0.2%
Corelogic Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.9361% 6/2/2028 (d)(e)(h)	2,462,582	2,425,644
TOTAL INDUSTRIALS		4,489,638

Information Technology - 1.9%
Communications Equipment - 0.1%
CommScope LLC 1LN, term loan 9.5716% 12/17/2029 (e)(h)	1,265,000	1,240,092
IT Services - 0.5%
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5177% 2/10/2028 (d)(e)(h)	2,290,674	2,085,086
GTT Communications Inc Tranche HOLDCO 1LN, term loan CME Term SOFR 1 month Index + 9%, 13.3561% 6/30/2028 (d)(e)(h)	1,614,688	1,250,043
Kaseya Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5716% 3/22/2032 (d)(e)(h)	580,000	575,441
X Corp 1LN, term loan 9.5% 10/29/2029 (h)	2,895,000	2,822,017
		6,732,587
Software - 1.2%
Applied Systems Inc 2LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.7992% 2/23/2032 (d)(e)(h)	25,000	25,524
Ascend Learning LLC 2LN, term loan CME Term SOFR 1 month Index + 5.75%, 10.1716% 12/10/2029 (d)(e)(h)	105,795	103,646
Ascend Learning LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 12/11/2028 (d)(e)(h)	2,201,900	2,173,584
Avalara Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5527% 3/29/2032 (d)(e)(h)	1,275,000	1,266,636
Ellucian Holdings Inc 2LN, term loan CME Term SOFR 1 month Index + 4.75%, 9.0716% 11/15/2032 (d)(e)(h)	730,000	729,088
Ellucian Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 10/29/2029 (d)(e)(h)	498,096	495,515
Finastra USA Inc 1LN, term loan CME Term SOFR 1 month Index + 7.25%, 11.547% 9/13/2029 (d)(e)(h)(i)	3,235,975	3,232,740
Leia Finco US LLC 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.4576% 10/9/2031 (d)(e)(h)	2,770,000	2,750,001
MH Sub I LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.5716% 12/31/2031 (d)(e)(h)	2,189,513	1,913,875
Rackspace Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 10.6854% 5/15/2028 (d)(e)(h)	520,439	514,693
UKG Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.3201% 2/10/2031 (d)(e)(h)	2,444,509	2,434,853
		15,640,155
Technology Hardware, Storage & Peripherals - 0.1%
Sandisk Corp/DE Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.33% 2/23/2032 (d)(e)(h)	2,160,000	2,057,400
TOTAL INFORMATION TECHNOLOGY		25,670,234

Materials - 0.8%
Chemicals - 0.8%
American Rock Salt Co LLC 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.4361% 6/4/2028 (d)(e)(h)	1,739,149	1,415,667
American Rock Salt Co LLC Tranche 1ST OUT DD TL 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 2% 6/12/2028 (d)(e)(h)(k)	769,193	769,193
American Rock Salt Co LLC Tranche 1ST OUT TL B 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 11.4361% 6/12/2028 (d)(e)(h)	1,212,439	1,212,439
Discovery Purchaser Corp 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0224% 10/4/2029 (d)(e)(h)	1,881,899	1,869,666
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 8.3242% 7/3/2028 (d)(e)(h)	1,472,609	1,338,072
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.3288% 3/15/2029 (d)(e)(h)	3,554,726	3,455,692
		10,060,729
Construction Materials - 0.0%
Eco Material Technologies Inc 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4666% 1/30/2032 (d)(e)(h)	150,000	148,250
White Cap Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5749% 10/19/2029 (d)(e)(h)	24,938	24,262
		172,512
Containers & Packaging - 0.0%
Clydesdale Acquisition Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 3.175%, 7.4966% 4/13/2029 (d)(e)(h)	345,893	343,257
TOTAL MATERIALS		10,576,498

Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Win Waste Innovations Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.1861% 3/25/2028 (d)(e)(h)	746,192	735,402
TOTAL UNITED STATES		92,810,767
TOTAL BANK LOAN OBLIGATIONS (Cost $105,229,055)		99,599,458

Commercial Mortgage Securities - 0.4%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.4%
BX Commercial Mortgage Trust 21-SOAR Series 2021-SOAR Class G, CME Term SOFR 1 month Index + 2.9145%, 7.2365% 6/15/2038 (d)(e)(f)	838,161	822,970
ELP Commercial Mortgage Trust Series 2021-ELP Class F, CME Term SOFR 1 month Index + 2.7815%, 7.1035% 11/15/2038 (d)(e)(f)	1,196,607	1,186,137
Extended Stay America Trust Series 2021-ESH Class F, CME Term SOFR 1 month Index + 3.8145%, 8.1365% 7/15/2038 (d)(e)(f)	461,541	455,771
Hilton USA Trust Series 2016-HHV Class F, 4.3333% 11/5/2038 (e)(f)	772,000	734,707
MHP Commercial Mortgage Trust Series 2021-STOR Class F, CME Term SOFR 1 month Index + 2.3145%, 6.6365% 7/15/2038 (d)(e)(f)	1,791,000	1,770,851
TOTAL UNITED STATES		4,970,436
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $4,820,934)		4,970,436

Common Stocks - 1.7%
	Shares	Value ($)
BAILIWICK OF JERSEY - 0.0%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Aptiv PLC	12,300	701,838
TANZANIA - 0.2%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Helios Towers PLC (m)	2,187,345	3,124,960
UNITED STATES - 1.5%
Communication Services - 0.0%
Media - 0.0%
Main Street Sports Group (i)	573	10,314
Consumer Discretionary - 0.0%
Leisure Products - 0.0%
Topgolf Callaway Brands Corp (m)(n)	77,400	511,614
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Southeastern Grocers Inc rights (i)(m)	963,443	37,748
Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Mesquite Energy Inc (i)(m)	149,356	13,038,803
New Fortress Energy Inc (o)	51,010	276,984
		13,315,787
Health Care - 0.2%
Health Care Providers & Services - 0.2%
Cano Health LLC (i)(m)	106,584	1,092,486
Cano Health LLC warrants (i)(m)	4,738	13,077
Surgery Partners Inc (m)	51,900	1,139,205
		2,244,768
Industrials - 0.0%
Machinery - 0.0%
Chart Industries Inc (m)	2,600	350,948
Passenger Airlines - 0.0%
Spirit Aviation Holdings Inc	17,594	146,910
TOTAL INDUSTRIALS		497,858

Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.0%
Coherent Corp (m)	7,000	450,240
IT Services - 0.2%
GTT Communications Inc (i)(m)	40,978	1,906,706
Semiconductors & Semiconductor Equipment - 0.1%
MKS Instruments Inc	5,900	413,826
ON Semiconductor Corp (m)	19,900	790,030
		1,203,856
TOTAL INFORMATION TECHNOLOGY		3,560,802

Materials - 0.0%
Metals & Mining - 0.0%
Elah Holdings Inc (m)	333	6,141
TOTAL UNITED STATES		20,185,032
TOTAL COMMON STOCKS (Cost $14,743,369)		24,011,830

Convertible Corporate Bonds - 1.2%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.2%
Communication Services - 0.4%
Media - 0.4%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind	5,228,751	5,637,116
Consumer Discretionary - 0.0%
Household Durables - 0.0%
Meritage Homes Corp 1.75% 5/15/2028 (f)	20,000	19,420
Financials - 0.1%
Capital Markets - 0.0%
Coinbase Global Inc 0.25% 4/1/2030	40,000	39,740
Financial Services - 0.1%
Global Payments Inc 1.5% 3/1/2031	2,034,000	1,802,124
TOTAL FINANCIALS		1,841,864

Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
ON Semiconductor Corp 0% 5/1/2027 (p)	515,000	549,711
Wolfspeed Inc 1.875% 12/1/2029	3,596,000	1,008,678
		1,558,389
Software - 0.0%
BlackLine Inc 1% 6/1/2029 (f)	220,000	216,979
TOTAL INFORMATION TECHNOLOGY		1,775,368

Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 0.25% 6/15/2026	2,957,000	2,761,838
Redfin Corp 0.5% 4/1/2027	3,576,000	3,137,940
		5,899,778
Utilities - 0.1%
Electric Utilities - 0.1%
PG&E Corp 4.25% 12/1/2027	990,000	1,028,511
TOTAL UNITED STATES		16,202,057
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $17,194,477)		16,202,057

Non-Convertible Corporate Bonds - 82.4%
	Principal Amount (a)	Value ($)
ANGOLA - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Azule Energy Finance Plc 8.125% 1/23/2030 (f)	980,000	944,965
AUSTRALIA - 0.7%
Materials - 0.7%
Chemicals - 0.2%
Nufarm Australia Ltd / Nufarm Americas Inc 5% 1/27/2030 (f)	2,575,000	2,384,887
Metals & Mining - 0.5%
Alumina Pty Ltd 6.375% 9/15/2032 (f)	4,205,000	4,104,591
FMG Resources August 2006 Pty Ltd 4.375% 4/1/2031 (f)	545,000	493,242
FMG Resources August 2006 Pty Ltd 4.5% 9/15/2027 (f)	630,000	614,549
Mineral Resources Ltd 8.5% 5/1/2030 (f)	1,400,000	1,271,765
Mineral Resources Ltd 9.25% 10/1/2028 (f)	1,105,000	1,045,014
		7,529,161
TOTAL AUSTRALIA		9,914,048
BAILIWICK OF JERSEY - 0.1%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Aston Martin Capital Holdings Ltd 10% 3/31/2029 (f)	1,090,000	936,233
BRAZIL - 0.4%
Materials - 0.4%
Metals & Mining - 0.4%
ERO Copper Corp 6.5% 2/15/2030 (f)	5,665,000	5,459,644
CAMEROON - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Golar LNG Ltd 7.75% 9/19/2029 (f)(q)	1,400,000	1,394,106
CANADA - 3.4%
Consumer Discretionary - 0.5%
Hotels, Restaurants & Leisure - 0.5%
1011778 BC ULC / New Red Finance Inc 3.875% 1/15/2028 (f)	930,000	892,984
1011778 BC ULC / New Red Finance Inc 4% 10/15/2030 (f)	5,530,000	5,032,479
Ontario Gaming GTA LP/OTG Co-Issuer Inc 8% 8/1/2030 (f)	660,000	635,059
		6,560,522
Consumer Staples - 0.1%
Household Products - 0.1%
Kronos Acquisition Holdings Inc 10.75% 6/30/2032 (f)	1,240,000	743,004
Kronos Acquisition Holdings Inc 8.25% 6/30/2031 (f)	1,370,000	1,132,248
		1,875,252
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Baytex Energy Corp 7.375% 3/15/2032 (f)	1,780,000	1,534,652
Parkland Corp 4.625% 5/1/2030 (f)	3,475,000	3,270,752
		4,805,404
Financials - 0.0%
Insurance - 0.0%
Jones Deslauriers Insurance Management Inc 10.5% 12/15/2030 (f)	415,000	446,429
Industrials - 0.9%
Aerospace & Defense - 0.4%
Bombardier Inc 7% 6/1/2032 (f)	3,405,000	3,444,944
Bombardier Inc 7.25% 7/1/2031 (f)	1,950,000	1,996,517
		5,441,461
Commercial Services & Supplies - 0.5%
Garda World Security Corp 8.25% 8/1/2032 (f)	1,395,000	1,370,437
Wrangler Holdco Corp 6.625% 4/1/2032 (f)(n)	5,510,000	5,656,170
		7,026,607
TOTAL INDUSTRIALS		12,468,068

Information Technology - 0.4%
Software - 0.4%
Open Text Corp 3.875% 12/1/2029 (f)	1,655,000	1,524,915
Open Text Corp 3.875% 2/15/2028 (f)	1,310,000	1,252,156
Open Text Holdings Inc 4.125% 12/1/2031 (f)	875,000	782,519
Open Text Holdings Inc 4.125% 2/15/2030 (f)(n)	1,840,000	1,700,297
		5,259,887
Materials - 1.1%
Chemicals - 0.9%
Methanex Corp 5.125% 10/15/2027	3,800,000	3,730,048
Methanex Corp 5.65% 12/1/2044	2,732,000	2,093,517
NOVA Chemicals Corp 4.25% 5/15/2029 (f)	1,900,000	1,795,500
NOVA Chemicals Corp 5.25% 6/1/2027 (f)	1,935,000	1,912,811
NOVA Chemicals Corp 7% 12/1/2031 (f)	1,275,000	1,317,815
NOVA Chemicals Corp 9% 2/15/2030 (f)	660,000	705,179
		11,554,870
Metals & Mining - 0.2%
Capstone Copper Corp 6.75% 3/31/2033 (f)	1,695,000	1,665,438
New Gold Inc 6.875% 4/1/2032 (f)	1,405,000	1,436,979
		3,102,417
TOTAL MATERIALS		14,657,287

Utilities - 0.1%
Gas Utilities - 0.1%
Superior Plus LP / Superior General Partner Inc 4.5% 3/15/2029 (f)	1,155,000	1,078,411
TOTAL CANADA		47,151,260
COLOMBIA - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Canacol Energy Ltd 5.75% 11/24/2028 (f)	5,275,000	2,426,500
CONGO DEMOCRATIC REPUBLIC OF - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Ivanhoe Mine Ltd 7.875% 1/23/2030 (f)	1,385,000	1,350,975
FINLAND - 0.2%
Consumer Discretionary - 0.1%
Leisure Products - 0.1%
Amer Sports Co 6.75% 2/16/2031 (f)(n)	1,375,000	1,390,732
Materials - 0.1%
Paper & Forest Products - 0.1%
Ahlstrom Holding 3 Oy 4.875% 2/4/2028 (f)	2,205,000	2,055,303
TOTAL FINLAND		3,446,035
FRANCE - 1.2%
Communication Services - 0.9%
Diversified Telecommunication Services - 0.9%
Altice France SA 5.125% 1/15/2029 (f)	2,620,000	2,122,741
Altice France SA 5.125% 7/15/2029 (f)	8,050,000	6,567,861
Altice France SA 5.5% 1/15/2028 (f)	1,465,000	1,212,866
Altice France SA 5.5% 10/15/2029 (f)	2,155,000	1,764,105
Iliad Holding SASU 7% 4/15/2032 (f)	1,020,000	1,029,105
		12,696,678
Consumer Staples - 0.2%
Personal Care Products - 0.2%
Opal Bidco SAS 6.5% 3/31/2032 (f)	2,535,000	2,542,408
Energy - 0.1%
Energy Equipment & Services - 0.1%
Viridien 10% 10/15/2030 (f)	1,625,000	1,525,517
TOTAL FRANCE		16,764,603
GERMANY - 0.6%
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
ZF North America Capital Inc 6.875% 4/14/2028 (f)	595,000	568,122
ZF North America Capital Inc 7.125% 4/14/2030 (f)(n)	595,000	547,404
		1,115,526
Industrials - 0.5%
Machinery - 0.5%
TK Elevator Holdco GmbH 7.625% 7/15/2028 (f)	1,645,000	1,647,818
TK Elevator US Newco Inc 5.25% 7/15/2027 (f)	4,865,000	4,790,552
		6,438,370
Materials - 0.0%
Paper & Forest Products - 0.0%
Mercer International Inc 12.875% 10/1/2028 (f)	140,000	143,052
Mercer International Inc 5.125% 2/1/2029 (n)	710,000	584,007
		727,059
TOTAL GERMANY		8,280,955
GHANA - 0.3%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Kosmos Energy Ltd 7.125% 4/4/2026 (f)	1,415,000	1,356,631
Kosmos Energy Ltd 8.75% 10/1/2031 (f)	1,060,000	852,982
Tullow Oil PLC 10.25% 5/15/2026 (f)	3,275,000	2,554,500

TOTAL GHANA		4,764,113
GRAND CAYMAN (UK OVERSEAS TER) - 0.1%
Financials - 0.1%
Financial Services - 0.1%
Global Aircraft Leasing Co Ltd 8.75% 9/1/2027 (f)	1,405,000	1,399,910
GUATEMALA - 0.0%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
Millicom International Cellular SA 4.5% 4/27/2031 (f)	475,000	422,749
HONG KONG - 0.2%
Industrials - 0.2%
Marine Transportation - 0.2%
Seaspan Corp 5.5% 8/1/2029 (f)	3,000,000	2,736,767
IRELAND - 0.6%
Financials - 0.6%
Financial Services - 0.6%
GGAM Finance Ltd 6.875% 4/15/2029 (f)	1,715,000	1,751,370
GGAM Finance Ltd 8% 2/15/2027 (f)	2,705,000	2,777,170
GGAM Finance Ltd 8% 6/15/2028 (f)	1,675,000	1,757,958
TrueNoord Capital DAC 8.75% 3/1/2030 (f)	1,400,000	1,430,072
		7,716,570
Industrials - 0.0%
Air Freight & Logistics - 0.0%
AerCap Global Aviation Trust 6.5% 6/15/2045 (e)(f)	1,090,000	1,090,333
TOTAL IRELAND		8,806,903
ISRAEL - 0.1%
Health Care - 0.1%
Pharmaceuticals - 0.1%
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	330,000	353,784
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031	330,000	363,325

TOTAL ISRAEL		717,109
ITALY - 0.4%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Telecom Italia Capital SA 6% 9/30/2034	184,000	177,937
Telecom Italia Capital SA 7.2% 7/18/2036	364,000	373,477
Telecom Italia Capital SA 7.721% 6/4/2038	131,000	136,509
		687,923
Financials - 0.4%
Banks - 0.4%
UniCredit SpA 5.861% 6/19/2032 (e)(f)	2,542,000	2,552,056
UniCredit SpA 7.296% 4/2/2034 (e)(f)	1,403,000	1,467,549
		4,019,605
Information Technology - 0.0%
Communications Equipment - 0.0%
Fibercop SpA 6% 9/30/2034 (f)	658,000	607,946
TOTAL ITALY		5,315,474
LUXEMBOURG - 0.8%
Communication Services - 0.6%
Media - 0.4%
Altice Financing SA 5.75% 8/15/2029 (f)	6,145,000	4,532,071
Altice France Holding SA 6% 2/15/2028 (f)	2,810,000	871,536
		5,403,607
Wireless Telecommunication Services - 0.2%
Intelsat Jackson Holdings SA 6.5% 3/15/2030 (f)	3,100,000	3,049,215
TOTAL COMMUNICATION SERVICES		8,452,822

Information Technology - 0.2%
Software - 0.2%
ION Trading Technologies Sarl 5.75% 5/15/2028 (f)	2,305,000	2,073,690
TOTAL LUXEMBOURG		10,526,512
NETHERLANDS - 0.2%
Communication Services - 0.1%
Media - 0.1%
Ziggo BV 4.875% 1/15/2030 (f)	1,455,000	1,339,536
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Sigma Holdco BV 7.875% 5/15/2026 (f)	705,000	697,989
Materials - 0.1%
Containers & Packaging - 0.1%
Trivium Packaging Finance BV 8.5% 8/15/2027 (f)	810,000	800,590
TOTAL NETHERLANDS		2,838,115
NIGERIA - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
IHS Holding Ltd 7.875% 5/29/2030 (f)	1,020,000	983,025
IHS Holding Ltd 8.25% 11/29/2031 (f)	1,020,000	980,475

TOTAL NIGERIA		1,963,500
NORWAY - 0.2%
Energy - 0.2%
Energy Equipment & Services - 0.2%
Seadrill Finance Ltd 8.375% 8/1/2030 (f)	925,000	866,212
TGS ASA 8.5% 1/15/2030 (f)	1,460,000	1,445,400

TOTAL NORWAY		2,311,612
PANAMA - 0.3%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.2%
Sable International Finance Ltd 7.125% 10/15/2032 (f)	2,155,000	2,117,395
Wireless Telecommunication Services - 0.1%
C&W Senior Finance Ltd 9% 1/15/2033 (f)	2,100,000	2,110,387
TOTAL PANAMA		4,227,782
PUERTO RICO - 0.3%
Communication Services - 0.3%
Media - 0.3%
Lcpr Senior Secured Financing Dac 5.125% 7/15/2029 (f)	5,995,000	4,435,904
SOUTH AFRICA - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Liquid Telecommunications Financing Plc 5.5% 9/4/2026 (f)	2,350,000	1,940,113
SPAIN - 0.2%
Health Care - 0.0%
Biotechnology - 0.0%
Grifols SA 4.75% 10/15/2028 (f)	660,000	614,378
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/2028 (f)	2,540,000	2,413,466
TOTAL SPAIN		3,027,844
SWITZERLAND - 0.4%
Industrials - 0.3%
Aerospace & Defense - 0.3%
VistaJet Malta Finance PLC / Vista Management Holding Inc 6.375% 2/1/2030 (f)	3,129,000	2,701,471
VistaJet Malta Finance PLC / Vista Management Holding Inc 7.875% 5/1/2027 (f)	435,000	422,444
VistaJet Malta Finance PLC / Vista Management Holding Inc 9.5% 6/1/2028 (f)	440,000	429,788
		3,553,703
Materials - 0.1%
Chemicals - 0.1%
Consolidated Energy Finance SA 12% 2/15/2031 (f)	2,085,000	1,879,579
TOTAL SWITZERLAND		5,433,282
TANZANIA - 0.3%
Information Technology - 0.3%
Communications Equipment - 0.3%
HTA Group Ltd/Mauritius 7.5% 6/4/2029 (f)	4,790,000	4,784,013
TURKEY - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Eldorado Gold Corp 6.25% 9/1/2029 (f)	1,005,000	993,211
UNITED KINGDOM - 1.9%
Communication Services - 0.7%
Diversified Telecommunication Services - 0.1%
Connect Finco Sarl / Connect Us Finco LLC 9% 9/15/2029 (f)	1,840,000	1,720,952
Media - 0.4%
Virgin Media Secured Finance PLC 4.5% 8/15/2030 (f)	2,980,000	2,679,260
Virgin Media Vendor Financing Notes IV DAC 5% 7/15/2028 (f)	1,505,000	1,455,783
		4,135,043
Wireless Telecommunication Services - 0.2%
Vmed O2 UK Financing I PLC 4.25% 1/31/2031 (f)	3,745,000	3,269,091
TOTAL COMMUNICATION SERVICES		9,125,086

Consumer Discretionary - 0.3%
Automobile Components - 0.2%
Macquarie Airfinance Holdings Ltd 6.4% 3/26/2029 (f)	450,000	461,868
Macquarie Airfinance Holdings Ltd 8.125% 3/30/2029 (f)	1,115,000	1,166,080
Macquarie Airfinance Holdings Ltd 8.375% 5/1/2028 (f)	1,180,000	1,229,419
		2,857,367
Automobiles - 0.1%
Mclaren Finance PLC 7.5% 8/1/2026 (f)	1,820,000	1,821,365
TOTAL CONSUMER DISCRETIONARY		4,678,732

Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
EG Global Finance PLC 12% 11/30/2028 (f)	5,560,000	6,128,805
Health Care - 0.1%
Health Care Providers & Services - 0.1%
180 Medical Inc 3.875% 10/15/2029 (f)	1,055,000	987,979
Materials - 0.2%
Chemicals - 0.2%
INEOS Quattro Finance 2 Plc 9.625% 3/15/2029 (f)	2,460,000	2,367,750
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6.375% 2/15/2032 (f)	2,365,000	2,323,493
TOTAL UNITED KINGDOM		25,611,845
UNITED STATES - 68.2%
Communication Services - 7.2%
Diversified Telecommunication Services - 1.4%
Cablevision Lightpath LLC 3.875% 9/15/2027 (f)	765,000	721,950
Cablevision Lightpath LLC 5.625% 9/15/2028 (f)	1,655,000	1,532,275
Consolidated Communications Inc 5% 10/1/2028 (f)	1,740,000	1,652,182
Frontier Communications Holdings LLC 5% 5/1/2028 (f)	430,000	425,562
Frontier Communications Holdings LLC 5.875% 10/15/2027 (f)	1,685,000	1,683,094
Frontier Communications Holdings LLC 5.875% 11/1/2029	2,485,000	2,486,245
Frontier Communications Holdings LLC 8.75% 5/15/2030 (f)	1,675,000	1,753,449
Level 3 Financing Inc 10.5% 5/15/2030 (f)	2,909,000	3,144,832
Level 3 Financing Inc 11% 11/15/2029 (f)	1,014,402	1,133,594
Level 3 Financing Inc 3.875% 10/15/2030 (f)(n)	2,880,000	2,271,456
Level 3 Financing Inc 4% 4/15/2031 (f)	1,535,000	1,197,668
Level 3 Financing Inc 4.5% 4/1/2030 (f)	2,100,000	1,748,733
		19,751,040
Entertainment - 0.2%
ROBLOX Corp 3.875% 5/1/2030 (f)	3,450,000	3,192,646
Interactive Media & Services - 0.1%
Snap Inc 6.875% 3/1/2033 (f)	1,345,000	1,343,299
Media - 5.5%
Advantage Sales & Marketing Inc 6.5% 11/15/2028 (f)	2,875,000	2,314,689
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 1/15/2034 (f)(n)	2,145,000	1,806,923
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 5/1/2032	5,635,000	5,006,577
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 8/15/2030 (f)	675,000	626,794
CCO Holdings LLC / CCO Holdings Capital Corp 4.75% 2/1/2032 (f)(n)	3,090,000	2,796,327
CCO Holdings LLC / CCO Holdings Capital Corp 4.75% 3/1/2030 (f)	4,755,000	4,488,887
CCO Holdings LLC / CCO Holdings Capital Corp 5% 2/1/2028 (f)	1,495,000	1,458,603
CCO Holdings LLC / CCO Holdings Capital Corp 5.375% 6/1/2029 (f)(n)	1,705,000	1,667,812
Clear Channel Outdoor Holdings Inc 5.125% 8/15/2027 (f)(n)	2,900,000	2,819,633
Clear Channel Outdoor Holdings Inc 7.5% 6/1/2029 (f)	1,685,000	1,381,026
Clear Channel Outdoor Holdings Inc 9% 9/15/2028 (f)(n)	3,050,000	3,156,915
CSC Holdings LLC 3.375% 2/15/2031 (f)	4,460,000	2,977,543
CSC Holdings LLC 4.125% 12/1/2030 (f)	2,840,000	1,946,447
CSC Holdings LLC 4.5% 11/15/2031 (f)	555,000	377,408
CSC Holdings LLC 4.625% 12/1/2030 (f)	4,125,000	1,907,929
CSC Holdings LLC 5.375% 2/1/2028 (f)	3,840,000	3,355,726
Directv Financing LLC / Directv Financing Co-Obligor Inc 5.875% 8/15/2027 (f)	535,000	517,062
DISH DBS Corp 5.125% 6/1/2029	3,665,000	2,294,708
DISH DBS Corp 7.375% 7/1/2028	2,975,000	2,010,238
EchoStar Corp 10.75% 11/30/2029	11,599,806	12,265,214
EchoStar Corp 6.75% 11/30/2030 pay-in-kind (e)	4,527,891	4,220,324
News Corp 5.125% 2/15/2032 (f)(n)	1,685,000	1,607,511
Sirius XM Radio LLC 4% 7/15/2028 (f)	2,505,000	2,356,521
Sirius XM Radio LLC 5.5% 7/1/2029 (f)(n)	660,000	642,597
TEGNA Inc 4.625% 3/15/2028	1,895,000	1,810,623
TEGNA Inc 5% 9/15/2029	725,000	675,320
Univision Communications Inc 4.5% 5/1/2029 (f)(n)	2,170,000	1,860,810
Univision Communications Inc 6.625% 6/1/2027 (f)	3,080,000	2,980,160
Univision Communications Inc 8% 8/15/2028 (f)	1,975,000	1,918,411
Univision Communications Inc 8.5% 7/31/2031 (f)(n)	2,535,000	2,393,741
		75,642,479
TOTAL COMMUNICATION SERVICES		99,929,464

Consumer Discretionary - 9.9%
Automobile Components - 0.3%
Adient Global Holdings Ltd 7% 4/15/2028 (f)	330,000	332,882
Dana Inc 4.25% 9/1/2030 (n)	440,000	405,865
Dana Inc 5.375% 11/15/2027	295,000	293,011
Patrick Industries Inc 6.375% 11/1/2032 (f)	2,195,000	2,130,969
Phinia Inc 6.75% 4/15/2029 (f)(n)	1,045,000	1,056,154
		4,218,881
Automobiles - 0.2%
Ford Motor Co 3.25% 2/12/2032	1,085,000	886,583
Ford Motor Co 4.75% 1/15/2043	545,000	407,535
Ford Motor Co 5.291% 12/8/2046	215,000	167,292
Ford Motor Co 7.4% 11/1/2046	435,000	433,775
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC CME Term SOFR 6 month Index + 6.0533%, 10.1513% 10/15/2026 (d)(e)(f)	335,000	333,325
		2,228,510
Broadline Retail - 0.6%
CMG Media Corp 8.875% 6/18/2029 (f)	3,100,000	2,712,500
Kohl's Corp 4.25% 7/17/2025	150,000	147,146
Match Group Holdings II LLC 3.625% 10/1/2031 (f)	325,000	278,676
Nordstrom Inc 4.25% 8/1/2031	1,630,000	1,386,812
Nordstrom Inc 4.375% 4/1/2030	1,090,000	965,436
Wayfair LLC 7.25% 10/31/2029 (f)(n)	1,405,000	1,283,322
Wayfair LLC 7.75% 9/15/2030 (f)(n)	2,100,000	1,915,890
		8,689,782
Distributors - 0.1%
Gates Corp/DE 6.875% 7/1/2029 (f)	2,040,000	2,069,843
Diversified Consumer Services - 1.0%
Service Corp International/US 4% 5/15/2031 (n)	945,000	862,831
Service Corp International/US 5.125% 6/1/2029 (n)	597,000	590,002
Service Corp International/US 5.75% 10/15/2032 (n)	2,850,000	2,813,633
Sotheby's 7.375% 10/15/2027 (f)	1,270,000	1,191,973
TKC Holdings Inc 10.5% 5/15/2029 (f)	3,010,000	3,011,463
TKC Holdings Inc 6.875% 5/15/2028 (f)	2,260,000	2,260,151
WASH Multifamily Acquisition Inc 5.75% 4/15/2026 (f)(n)	2,762,000	2,734,255
		13,464,308
Hotels, Restaurants & Leisure - 5.1%
Aramark Services Inc 5% 2/1/2028 (f)	1,560,000	1,534,829
Caesars Entertainment Inc 6% 10/15/2032 (f)(n)	1,175,000	1,107,724
Caesars Entertainment Inc 6.5% 2/15/2032 (f)	3,735,000	3,754,564
Caesars Entertainment Inc 7% 2/15/2030 (f)	1,305,000	1,335,854
Caesars Entertainment Inc 8.125% 7/1/2027 (f)	849,000	851,552
Carnival Corp 5.75% 3/1/2027 (f)	1,234,000	1,229,639
Carnival Corp 5.75% 3/15/2030 (f)	1,400,000	1,390,208
Carnival Corp 6% 5/1/2029 (f)	2,235,000	2,221,830
Carnival Corp 6.125% 2/15/2033 (f)	2,785,000	2,761,058
Carnival Corp 6.65% 1/15/2028	300,000	305,648
Carnival Corp 7% 8/15/2029 (f)	2,465,000	2,571,320
ClubCorp Holdings Inc 8.5% 9/15/2025 (f)	315,000	294,525
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 4.625% 1/15/2029 (f)	2,730,000	2,529,018
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (f)(n)	4,715,000	4,170,814
Hilton Domestic Operating Co Inc 3.75% 5/1/2029 (f)	495,000	465,391
Hilton Domestic Operating Co Inc 4% 5/1/2031 (f)	2,420,000	2,219,388
Hilton Domestic Operating Co Inc 5.875% 3/15/2033 (f)	995,000	994,489
Hilton Domestic Operating Co Inc 5.875% 4/1/2029 (f)	685,000	692,104
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 6.625% 1/15/2032 (f)	2,585,000	2,532,856
Jacobs Entertainment Inc 6.75% 2/15/2029 (f)	975,000	887,250
Life Time Inc 6% 11/15/2031 (f)	2,920,000	2,910,845
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC 8.25% 4/15/2030 (f)	1,795,000	1,794,710
NCL Finance Ltd 6.125% 3/15/2028 (f)	3,490,000	3,464,672
Neogen Food Safety Corp 8.625% 7/20/2030 (f)(n)	550,000	555,217
Royal Caribbean Cruises Ltd 5.375% 7/15/2027 (f)	1,535,000	1,533,208
Royal Caribbean Cruises Ltd 5.5% 4/1/2028 (f)	2,745,000	2,742,183
Royal Caribbean Cruises Ltd 5.625% 9/30/2031 (f)	1,145,000	1,136,200
Royal Caribbean Cruises Ltd 6% 2/1/2033 (f)	2,795,000	2,802,695
Royal Caribbean Cruises Ltd 6.25% 3/15/2032 (f)	1,730,000	1,755,928
Station Casinos LLC 4.5% 2/15/2028 (f)(n)	1,665,000	1,606,533
Station Casinos LLC 6.625% 3/15/2032 (f)(n)	2,735,000	2,719,136
Viking Cruises Ltd 9.125% 7/15/2031 (f)	1,195,000	1,277,688
Viking Ocean Cruises Ship VII Ltd 5.625% 2/15/2029 (f)	630,000	623,682
VOC Escrow Ltd 5% 2/15/2028 (f)	865,000	848,384
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 7.125% 2/15/2031 (f)(n)	5,135,000	5,297,081
Yum! Brands Inc 3.625% 3/15/2031	545,000	491,441
Yum! Brands Inc 4.625% 1/31/2032	3,225,000	3,035,750
Yum! Brands Inc 5.375% 4/1/2032 (n)	435,000	427,470
		68,872,884
Household Durables - 1.0%
Ashton Woods USA LLC / Ashton Woods Finance Co 4.625% 8/1/2029 (f)	985,000	911,352
Beazer Homes USA Inc 7.5% 3/15/2031 (f)(n)	1,085,000	1,048,303
Landsea Homes Corp 8.875% 4/1/2029 (f)(n)	1,330,000	1,258,611
LGI Homes Inc 7% 11/15/2032 (f)	2,600,000	2,398,500
LGI Homes Inc 8.75% 12/15/2028 (f)	960,000	969,413
Newell Brands Inc 5.7% 4/1/2026 (r)	339,000	334,514
Newell Brands Inc 6.375% 5/15/2030	730,000	664,573
Newell Brands Inc 6.375% 9/15/2027 (n)	3,340,000	3,255,868
Newell Brands Inc 6.625% 5/15/2032 (n)	445,000	395,026
Newell Brands Inc 6.625% 9/15/2029	605,000	567,533
Newell Brands Inc 7% 4/1/2046 (n)(r)	435,000	336,109
TopBuild Corp 4.125% 2/15/2032 (f)(n)	1,185,000	1,066,389
Tri Pointe Homes Inc 5.7% 6/15/2028	220,000	219,901
		13,426,092
Leisure Products - 0.0%
Mattel Inc 5.45% 11/1/2041	435,000	373,860
Specialty Retail - 1.3%
Bath & Body Works Inc 6.694% 1/15/2027 (n)	625,000	636,840
Carvana Co 10.25% 5/1/2030 (f)	150,000	156,000
Carvana Co 11% 6/1/2030 pay-in-kind (e)(f)	974,652	1,032,005
Carvana Co 14% 6/1/2031 pay-in-kind (e)(f)	1,243,494	1,399,620
Carvana Co 4.875% 9/1/2029 (f)	1,855,000	1,646,888
Carvana Co 5.5% 4/15/2027 (f)	1,025,000	963,500
Carvana Co 5.875% 10/1/2028 (f)	507,000	466,440
Carvana Co 9% 12/1/2028 pay-in-kind (e)(f)	548,701	564,090
Group 1 Automotive Inc 6.375% 1/15/2030 (f)(n)	1,330,000	1,343,589
Hudson Automotive Group 8% 5/15/2032 (f)(n)	835,000	865,842
LCM Investments Holdings II LLC 8.25% 8/1/2031 (f)	755,000	789,646
Michaels Cos Inc/The 5.25% 5/1/2028 (f)	1,060,000	552,345
Sally Holdings LLC / Sally Capital Inc 6.75% 3/1/2032 (n)	1,405,000	1,415,196
Specialty Building Products Holdings LLC / SBP Finance Corp 7.75% 10/15/2029 (f)	585,000	549,684
Staples Inc 10.75% 9/1/2029 (f)	2,745,000	2,378,309
Staples Inc 12.75% 1/15/2030 (f)	2,045,000	1,189,509
Wand NewCo 3 Inc 7.625% 1/30/2032 (f)(n)	1,645,000	1,694,653
		17,644,156
Textiles, Apparel & Luxury Goods - 0.3%
Crocs Inc 4.125% 8/15/2031 (f)	720,000	629,328
Kontoor Brands Inc 4.125% 11/15/2029 (f)(n)	580,000	532,940
Levi Strauss & Co 3.5% 3/1/2031 (f)	700,000	613,438
Wolverine World Wide Inc 4% 8/15/2029 (f)	3,250,000	2,703,846
		4,479,552
TOTAL CONSUMER DISCRETIONARY		135,467,868

Consumer Staples - 2.8%
Beverages - 0.2%
Primo Water Holdings Inc / Triton Water Holdings Inc 6.25% 4/1/2029 (f)	2,285,000	2,272,351
Consumer Staples Distribution & Retail - 1.3%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 3.25% 3/15/2026 (f)	295,000	289,511
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 3.5% 3/15/2029 (f)	2,690,000	2,508,998
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 4.875% 2/15/2030 (f)	1,855,000	1,792,018
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 6.25% 3/15/2033 (f)(n)	1,495,000	1,516,748
C&S Group Enterprises LLC 5% 12/15/2028 (f)	2,380,000	1,990,282
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 9% 2/15/2029 (f)	1,935,000	1,979,507
Performance Food Group Inc 4.25% 8/1/2029 (f)	2,690,000	2,545,959
Performance Food Group Inc 6.125% 9/15/2032 (f)	285,000	285,085
United Natural Foods Inc 6.75% 10/15/2028 (f)	215,000	211,095
US Foods Inc 4.625% 6/1/2030 (f)	820,000	781,035
US Foods Inc 4.75% 2/15/2029 (f)	2,180,000	2,117,307
US Foods Inc 5.75% 4/15/2033 (f)	1,265,000	1,239,077
US Foods Inc 7.25% 1/15/2032 (f)	1,225,000	1,281,485
		18,538,107
Food Products - 1.2%
Chobani Holdco II LLC 9.5% 10/1/2029 pay-in-kind (e)(f)	1,156,573	1,225,589
Chobani LLC / Chobani Finance Corp Inc 4.625% 11/15/2028 (f)(n)	435,000	427,693
Chobani LLC / Chobani Finance Corp Inc 7.625% 7/1/2029 (f)	1,490,000	1,560,620
Fiesta Purchaser Inc 9.625% 9/15/2032 (f)	805,000	841,734
Lamb Weston Holdings Inc 4.125% 1/31/2030 (f)(n)	3,660,000	3,433,502
Pilgrim's Pride Corp 3.5% 3/1/2032	545,000	483,590
Post Holdings Inc 4.625% 4/15/2030 (f)	1,290,000	1,215,960
Post Holdings Inc 5.5% 12/15/2029 (f)(n)	3,980,000	3,906,382
Post Holdings Inc 6.375% 3/1/2033 (f)(n)	2,105,000	2,081,336
TreeHouse Foods Inc 4% 9/1/2028	860,000	771,578
Viking Baked Goods Acquisition Corp 8.625% 11/1/2031 (f)	290,000	275,470
		16,223,454
Household Products - 0.1%
Resideo Funding Inc 6.5% 7/15/2032 (f)	1,455,000	1,443,342
Personal Care Products - 0.0%
BellRing Brands Inc 7% 3/15/2030 (f)(n)	435,000	451,330
TOTAL CONSUMER STAPLES		38,928,584

Energy - 9.4%
Energy Equipment & Services - 1.5%
Archrock Partners LP / Archrock Partners Finance Corp 6.625% 9/1/2032 (f)	1,685,000	1,675,520
Kodiak Gas Services LLC 7.25% 2/15/2029 (f)	1,950,000	1,980,493
Nabors Industries Inc 7.375% 5/15/2027 (f)	1,460,000	1,376,619
Nabors Industries Inc 8.875% 8/15/2031 (f)	1,780,000	1,207,263
Nabors Industries Ltd 7.5% 1/15/2028 (f)	820,000	652,552
Star Holding LLC 8.75% 8/1/2031 (f)	1,400,000	1,282,750
Transocean Inc 8% 2/1/2027 (f)	4,113,000	3,820,733
Transocean Inc 8.25% 5/15/2029 (f)	2,750,000	2,227,905
Transocean Inc 8.75% 2/15/2030 (f)	1,132,000	1,106,519
Transocean Poseidon Ltd 6.875% 2/1/2027 (f)	530,250	526,256
USA Compression Partners LP / USA Compression Finance Corp 6.875% 9/1/2027	690,000	684,145
USA Compression Partners LP / USA Compression Finance Corp 7.125% 3/15/2029 (f)(n)	1,630,000	1,645,797
Valaris Ltd 8.375% 4/30/2030 (f)	2,135,000	2,000,470
		20,187,022
Oil, Gas & Consumable Fuels - 7.9%
Aethon United BR LP / Aethon United Finance Corp 7.5% 10/1/2029 (f)	1,780,000	1,787,197
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 3/1/2027 (f)	545,000	543,033
APA Corp 4.25% 1/15/2030 (f)	775,000	724,695
Ascent Resources Utica Holdings LLC / ARU Finance Corp 6.625% 10/15/2032 (f)(n)	590,000	583,810
California Resources Corp 7.125% 2/1/2026 (f)	149,000	148,032
California Resources Corp 8.25% 6/15/2029 (f)	4,500,000	4,290,327
CITGO Petroleum Corp 8.375% 1/15/2029 (f)	1,230,000	1,230,598
CNX Resources Corp 7.25% 3/1/2032 (f)(n)	2,720,000	2,718,466
CNX Resources Corp 7.375% 1/15/2031 (f)	625,000	625,628
Comstock Resources Inc 5.875% 1/15/2030 (f)(n)	1,410,000	1,276,404
Comstock Resources Inc 6.75% 3/1/2029 (f)	3,005,000	2,864,335
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/2033 (f)	1,560,000	1,641,407
CrownRock LP / CrownRock Finance Inc 5% 5/1/2029 (f)	1,855,000	1,881,258
CVR Energy Inc 5.75% 2/15/2028 (f)	2,890,000	2,637,494
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.125% 6/1/2028 (f)	3,165,000	3,127,266
Delek Logistics Partners LP / Delek Logistics Finance Corp 8.625% 3/15/2029 (f)	2,440,000	2,504,813
DT Midstream Inc 4.125% 6/15/2029 (f)	1,140,000	1,069,923
DT Midstream Inc 4.375% 6/15/2031 (f)	545,000	501,966
Energy Transfer LP 7.375% 2/1/2031 (f)	1,090,000	1,140,823
Excelerate Energy LP 8% 5/15/2030 (f)(g)	1,355,000	1,376,446
Expand Energy Corp 4.75% 2/1/2032	1,640,000	1,538,735
Genesis Energy LP / Genesis Energy Finance Corp 7.875% 5/15/2032 (n)	670,000	652,646
Global Partners LP / GLP Finance Corp 6.875% 1/15/2029	2,210,000	2,203,406
Global Partners LP / GLP Finance Corp 7% 8/1/2027	2,927,000	2,905,705
Harvest Midstream I LP 7.5% 5/15/2032 (f)	2,535,000	2,579,923
Harvest Midstream I LP 7.5% 9/1/2028 (f)	1,110,000	1,123,534
Hess Midstream Operations LP 4.25% 2/15/2030 (f)(n)	1,115,000	1,046,645
Hess Midstream Operations LP 5.125% 6/15/2028 (f)	3,025,000	2,961,433
Hess Midstream Operations LP 5.5% 10/15/2030 (f)(n)	545,000	532,145
HF Sinclair Corp 5% 2/1/2028 (n)	2,280,000	2,256,423
Howard Midstream Energy Partners LLC 7.375% 7/15/2032 (f)	1,380,000	1,412,552
Howard Midstream Energy Partners LLC 8.875% 7/15/2028 (f)	1,170,000	1,215,942
Kinetik Holdings LP 5.875% 6/15/2030 (f)(n)	1,535,000	1,499,772
Kinetik Holdings LP 6.625% 12/15/2028 (f)	955,000	961,980
Kraken Oil & Gas Partners LLC 7.625% 8/15/2029 (f)	1,120,000	1,001,943
Matador Resources Co 6.25% 4/15/2033 (f)(n)	720,000	679,607
Matador Resources Co 6.5% 4/15/2032 (f)(n)	2,310,000	2,225,033
Moss Creek Resources Holdings Inc 8.25% 9/1/2031 (f)	1,405,000	1,291,059
Murphy Oil Corp 6% 10/1/2032 (n)	1,435,000	1,305,533
Murphy Oil USA Inc 3.75% 2/15/2031 (f)	785,000	707,519
NGL Energy Operating LLC / NGL Energy Finance Corp 8.125% 2/15/2029 (f)(n)	1,950,000	1,832,632
Northern Oil & Gas Inc 8.125% 3/1/2028 (f)	1,730,000	1,707,940
Northern Oil & Gas Inc 8.75% 6/15/2031 (f)	555,000	533,205
Occidental Petroleum Corp 4.5% 7/15/2044	1,335,000	933,939
ONEOK Inc 4.15% 6/1/2025	545,000	543,822
ONEOK Inc 6.5% 9/1/2030 (f)	1,020,000	1,077,650
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (f)	4,690,000	3,858,310
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (f)	1,215,000	1,069,439
Permian Resources Operating LLC 5.875% 7/1/2029 (f)	1,573,000	1,533,675
Permian Resources Operating LLC 7% 1/15/2032 (f)	2,785,000	2,803,632
Prairie Acquiror LP 9% 8/1/2029 (f)	1,080,000	1,088,327
Rockies Express Pipeline LLC 4.8% 5/15/2030 (f)	145,000	135,852
Rockies Express Pipeline LLC 4.95% 7/15/2029 (f)	1,480,000	1,414,757
Rockies Express Pipeline LLC 6.75% 3/15/2033 (f)	1,195,000	1,214,161
Rockies Express Pipeline LLC 6.875% 4/15/2040 (f)	655,000	618,330
Sitio Royalties Operating Partnership LP / Sitio Finance Corp 7.875% 11/1/2028 (f)	2,285,000	2,348,258
Summit Midstream Holdings LLC 8.625% 10/31/2029 (f)	1,120,000	1,103,353
Sunoco LP / Sunoco Finance Corp 4.5% 5/15/2029	4,570,000	4,329,727
Sunoco LP / Sunoco Finance Corp 5.875% 3/15/2028	875,000	870,790
Sunoco LP 6.25% 7/1/2033 (f)	1,845,000	1,842,516
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 5.5% 1/15/2028 (f)	3,125,000	3,038,233
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 9/1/2031 (f)	3,695,000	3,406,310
Talos Production Inc 9% 2/1/2029 (f)	560,000	536,837
Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.875% 2/1/2031	1,085,000	1,055,233
TransMontaigne Partners LLC 8.5% 6/15/2030 (f)	1,400,000	1,409,079
Venture Global Calcasieu 3.875% 8/15/2029 (f)	2,155,000	1,973,604
Venture Global Calcasieu 4.125% 8/15/2031 (f)	1,680,000	1,509,233
Venture Global Calcasieu 6.25% 1/15/2030 (f)	1,445,000	1,445,397
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (f)	1,380,000	1,415,752
		109,425,449
TOTAL ENERGY		129,612,471

Financials - 7.8%
Banks - 0.2%
HAT Holdings I LLC / HAT Holdings II LLC 8% 6/15/2027 (f)	1,520,000	1,561,223
Western Alliance Bancorp 3% 6/15/2031 (e)	1,910,000	1,761,975
		3,323,198
Capital Markets - 1.9%
AssuredPartners Inc 5.625% 1/15/2029 (f)	1,355,000	1,350,319
AssuredPartners Inc 7.5% 2/15/2032 (f)	2,145,000	2,279,859
Coinbase Global Inc 3.375% 10/1/2028 (f)(n)	900,000	828,351
Focus Financial Partners LLC 6.75% 9/15/2031 (f)	2,140,000	2,152,804
Hightower Holding LLC 6.75% 4/15/2029 (f)	1,835,000	1,754,628
Hightower Holding LLC 9.125% 1/31/2030 (f)	2,630,000	2,689,175
Intercontinental Exchange Inc 3.625% 9/1/2028	3,485,000	3,405,273
Jane Street Group / JSG Finance Inc 4.5% 11/15/2029 (f)	970,000	923,344
Jane Street Group / JSG Finance Inc 6.125% 11/1/2032 (f)	4,115,000	4,044,550
Jane Street Group / JSG Finance Inc 6.75% 5/1/2033 (f)	1,965,000	1,974,257
Jefferies Finance LLC / JFIN Co-Issuer Corp 5% 8/15/2028 (f)	390,000	362,894
Jefferies Finance LLC / JFIN Co-Issuer Corp 6.625% 10/15/2031 (f)	2,185,000	2,140,783
LPL Holdings Inc 4.375% 5/15/2031 (f)(n)	545,000	519,287
VFH Parent LLC / Valor Co-Issuer Inc 7.5% 6/15/2031 (f)	1,620,000	1,662,847
		26,088,371
Consumer Finance - 1.1%
Ally Financial Inc 5.75% 11/20/2025	110,000	110,147
Ally Financial Inc 6.7% 2/14/2033 (n)	2,170,000	2,154,858
Capstone Borrower Inc 8% 6/15/2030 (f)	745,000	761,083
Encore Capital Group Inc 9.25% 4/1/2029 (f)	1,005,000	1,060,868
Ford Motor Credit Co LLC 3.375% 11/13/2025	545,000	538,631
Ford Motor Credit Co LLC 4% 11/13/2030	550,000	489,520
Ford Motor Credit Co LLC 5.125% 6/16/2025	545,000	544,584
OneMain Finance Corp 3.5% 1/15/2027	3,265,000	3,125,847
OneMain Finance Corp 3.875% 9/15/2028 (n)	4,040,000	3,738,574
OneMain Finance Corp 6.75% 3/15/2032	1,405,000	1,378,066
PRA Group Inc 8.875% 1/31/2030 (f)	685,000	705,468
		14,607,646
Financial Services - 2.3%
Block Inc 3.5% 6/1/2031 (n)	3,117,000	2,782,120
Block Inc 6.5% 5/15/2032 (f)	2,720,000	2,775,162
Boost Newco Borrower LLC 7.5% 1/15/2031 (f)	1,525,000	1,609,265
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (f)	840,000	821,371
Icahn Enterprises LP / Icahn Enterprises Finance Corp 4.375% 2/1/2029	4,560,000	3,802,205
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027	4,565,000	4,328,750
Icahn Enterprises LP / Icahn Enterprises Finance Corp 9% 6/15/2030	1,480,000	1,397,975
Jefferson Capital Holdin 8.25% 5/15/2030 (f)	685,000	689,354
Nationstar Mortgage Holdings Inc 6.5% 8/1/2029 (f)	2,095,000	2,129,345
NFE Financing LLC 12% 11/15/2029 (f)	3,748,273	2,580,053
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc 4% 10/15/2033 (f)(n)	435,000	376,283
Saks Global Enterprises LLC 11% 12/15/2029 (f)	1,710,000	1,037,179
Shift4 Payments LLC / Shift4 Payments Finance Sub Inc 6.75% 8/15/2032 (f)	1,685,000	1,709,006
Walker & Dunlop Inc 6.625% 4/1/2033 (f)	1,055,000	1,073,104
Windstream Services LLC / Windstream Escrow Finance Corp 8.25% 10/1/2031 (f)	4,165,000	4,263,790
		31,374,962
Insurance - 2.0%
Acrisure LLC / Acrisure Finance Inc 4.25% 2/15/2029 (f)	435,000	406,516
Acrisure LLC / Acrisure Finance Inc 8.25% 2/1/2029 (f)	1,485,000	1,519,416
Acrisure LLC / Acrisure Finance Inc 8.5% 6/15/2029 (f)	950,000	981,282
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 4.25% 10/15/2027 (f)	3,740,000	3,608,790
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 5.875% 11/1/2029 (f)	1,365,000	1,317,691
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 10/15/2027 (f)	6,945,000	6,895,069
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 4/15/2028 (f)	540,000	543,888
AmWINS Group Inc 4.875% 6/30/2029 (f)	1,660,000	1,584,848
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875% 11/1/2029 (f)	1,455,000	1,420,065
HUB International Ltd 7.25% 6/15/2030 (f)	3,595,000	3,728,889
Panther Escrow Issuer LLC 7.125% 6/1/2031 (f)	2,255,000	2,310,236
Ryan Specialty LLC 5.875% 8/1/2032 (f)	2,745,000	2,711,269
USI Inc/NY 7.5% 1/15/2032 (f)	840,000	867,543
		27,895,502
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
Rithm Capital Corp 8% 4/1/2029 (f)	830,000	828,646
Starwood Property Trust Inc 6.5% 10/15/2030 (f)	1,400,000	1,412,572
Starwood Property Trust Inc 6.5% 7/1/2030 (f)(n)	2,030,000	2,041,781
		4,282,999
TOTAL FINANCIALS		107,572,678

Health Care - 5.9%
Biotechnology - 0.1%
Amgen Inc 5.6% 3/2/2043	1,195,000	1,162,648
Emergent BioSolutions Inc 3.875% 8/15/2028 (f)	875,000	563,444
		1,726,092
Health Care Equipment & Supplies - 1.1%
Avantor Funding Inc 3.875% 11/1/2029 (f)	1,345,000	1,241,691
Avantor Funding Inc 4.625% 7/15/2028 (f)	885,000	851,107
Embecta Corp 5% 2/15/2030 (f)(n)	490,000	441,012
Hologic Inc 3.25% 2/15/2029 (f)	840,000	784,428
Insulet Corp 6.5% 4/1/2033 (f)	600,000	612,122
Medline Borrower LP 3.875% 4/1/2029 (f)	6,955,000	6,487,758
Medline Borrower LP/Medline Co-Issuer Inc 6.25% 4/1/2029 (f)	2,740,000	2,760,969
Sotera Health Holdings LLC 7.375% 6/1/2031 (f)(n)	1,335,000	1,369,231
Teleflex Inc 4.25% 6/1/2028 (f)	930,000	890,446
		15,438,764
Health Care Providers & Services - 3.4%
Acadia Healthcare Co Inc 7.375% 3/15/2033 (f)(n)	1,060,000	1,059,078
AMN Healthcare Inc 4% 4/15/2029 (f)(n)	680,000	609,723
Centene Corp 2.5% 3/1/2031	1,470,000	1,246,431
CHS/Community Health Systems Inc 4.75% 2/15/2031 (f)	4,055,000	3,347,627
CHS/Community Health Systems Inc 5.25% 5/15/2030 (f)	7,690,000	6,560,742
CHS/Community Health Systems Inc 5.625% 3/15/2027 (f)	1,915,000	1,867,537
CHS/Community Health Systems Inc 6% 1/15/2029 (f)(n)	765,000	712,650
CHS/Community Health Systems Inc 6.125% 4/1/2030 (f)	880,000	600,068
CHS/Community Health Systems Inc 6.875% 4/15/2029 (f)	1,490,000	1,085,480
DaVita Inc 3.75% 2/15/2031 (f)(n)	855,000	751,686
DaVita Inc 4.625% 6/1/2030 (f)	4,560,000	4,241,075
DaVita Inc 6.875% 9/1/2032 (f)	700,000	706,780
HAH Group Holding Co LLC 9.75% 10/1/2031 (f)(n)	725,000	695,632
HealthEquity Inc 4.5% 10/1/2029 (f)	1,865,000	1,762,365
Humana Inc 5.875% 3/1/2033	1,085,000	1,111,114
LifePoint Health Inc 5.375% 1/15/2029 (f)	1,570,000	1,413,323
ModivCare Inc 5% 10/1/2029 (f)	215,000	8,868
Molina Healthcare Inc 3.875% 11/15/2030 (f)	1,465,000	1,320,638
Molina Healthcare Inc 6.25% 1/15/2033 (f)	875,000	868,417
Option Care Health Inc 4.375% 10/31/2029 (f)	255,000	240,830
Owens & Minor Inc 10% 4/15/2030 (f)	1,390,000	1,434,643
Radiology Partners Inc 7.775% 1/31/2029 pay-in-kind (e)(f)	1,420,068	1,389,466
Select Medical Corp 6.25% 12/1/2032 (f)(n)	2,180,000	2,164,639
Surgery Center Holdings Inc 7.25% 4/15/2032 (f)	1,995,000	1,990,473
Tenet Healthcare Corp 4.25% 6/1/2029	2,790,000	2,657,103
Tenet Healthcare Corp 6.125% 10/1/2028 (n)	3,035,000	3,027,741
Tenet Healthcare Corp 6.125% 6/15/2030	2,820,000	2,829,300
Tenet Healthcare Corp 6.75% 5/15/2031 (n)	390,000	399,785
US Acute Care Solutions LLC 9.75% 5/15/2029 (f)	585,000	593,881
		46,697,095
Health Care Technology - 0.1%
IQVIA Inc 6.5% 5/15/2030 (f)(n)	1,110,000	1,127,791
Pharmaceuticals - 1.2%
1261229 BC Ltd 10% 4/15/2032 (f)	6,955,000	6,810,156
Bausch Health Americas Inc 9.25% 4/1/2026 (f)	1,675,000	1,633,485
Bausch Health Cos Inc 11% 9/30/2028 (f)	1,290,000	1,213,116
Bausch Health Cos Inc 5.25% 1/30/2030 (f)	530,000	310,259
Jazz Securities DAC 4.375% 1/15/2029 (f)	1,850,000	1,755,691
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (f)(n)	3,935,000	3,711,369
Organon & Co / Organon Foreign Debt Co-Issuer BV 5.125% 4/30/2031 (f)	1,050,000	881,318
		16,315,394
TOTAL HEALTH CARE		81,305,136

Industrials - 8.7%
Aerospace & Defense - 1.8%
BWX Technologies Inc 4.125% 6/30/2028 (f)	3,247,000	3,119,241
Goat Holdco LLC 6.75% 2/1/2032 (f)	2,180,000	2,130,950
Howmet Aerospace Inc 5.95% 2/1/2037	435,000	452,755
Moog Inc 4.25% 12/15/2027 (f)	165,000	159,167
OneSky Flight LLC 8.875% 12/15/2029 (f)	665,000	671,249
Spirit AeroSystems Inc 9.75% 11/15/2030 (f)	965,000	1,068,165
TransDigm Inc 5.5% 11/15/2027	3,780,000	3,762,005
TransDigm Inc 6% 1/15/2033 (f)	4,265,000	4,256,158
TransDigm Inc 6.375% 3/1/2029 (f)	6,800,000	6,927,243
TransDigm Inc 6.75% 8/15/2028 (f)	1,630,000	1,660,563
		24,207,496
Air Freight & Logistics - 0.3%
Rand Parent LLC 8.5% 2/15/2030 (f)(n)	4,015,000	3,733,499
Building Products - 0.4%
Advanced Drainage Systems Inc 5% 9/30/2027 (f)	824,000	814,874
Advanced Drainage Systems Inc 6.375% 6/15/2030 (f)(n)	490,000	497,558
AmeriTex HoldCo Intermediate LLC 10.25% 10/15/2028 (f)	815,000	839,561
BCPE Ulysses Intermediate Inc 7.75% 4/1/2027 pay-in-kind (e)(f)	1,460,000	1,416,432
Builders FirstSource Inc 4.25% 2/1/2032 (f)(n)	2,210,000	1,990,352
		5,558,777
Commercial Services & Supplies - 3.5%
Allied Universal Holdco LLC / Allied Universal Finance Corp 6% 6/1/2029 (f)	2,040,000	1,913,062
Allied Universal Holdco LLC / Allied Universal Finance Corp 9.75% 7/15/2027 (f)	1,455,000	1,460,166
Allied Universal Holdco LLC 7.875% 2/15/2031 (f)	3,120,000	3,186,645
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl 4.625% 6/1/2028 (f)	2,190,000	2,104,783
Artera Services LLC 8.5% 2/15/2031 (f)	8,240,000	7,817,908
Brand Industrial Services Inc 10.375% 8/1/2030 (f)	5,400,000	5,129,599
Clean Harbors Inc 6.375% 2/1/2031 (f)(n)	515,000	524,579
CoreCivic Inc 4.75% 10/15/2027	3,661,000	3,566,359
CoreCivic Inc 8.25% 4/15/2029	1,365,000	1,438,860
GEO Group Inc/The 10.25% 4/15/2031	2,710,000	2,961,128
GEO Group Inc/The 8.625% 4/15/2029	1,375,000	1,445,465
GFL Environmental Inc 6.75% 1/15/2031 (f)	930,000	966,736
Madison IAQ LLC 4.125% 6/30/2028 (f)	2,375,000	2,267,557
Madison IAQ LLC 5.875% 6/30/2029 (f)	1,515,000	1,432,642
Neptune Bidco US Inc 9.29% 4/15/2029 (f)(n)	2,925,000	2,603,250
OT Midco Inc 10% 2/15/2030 (f)	2,160,000	1,757,473
Reworld Holding Corp 4.875% 12/1/2029 (f)	1,650,000	1,541,724
Waste Management Inc 3.875% 1/15/2029 (f)	3,330,000	3,277,792
Waste Pro USA Inc 7% 2/1/2033 (f)	1,260,000	1,285,554
Williams Scotsman Inc 6.625% 4/15/2030 (f)	985,000	1,002,839
		47,684,121
Construction & Engineering - 0.4%
Arcosa Inc 6.875% 8/15/2032 (f)	845,000	861,047
Pike Corp 5.5% 9/1/2028 (f)	1,847,000	1,813,906
Pike Corp 8.625% 1/31/2031 (f)	1,425,000	1,494,945
Railworks Holdings LP / Railworks Rally Inc 8.25% 11/15/2028 (f)	1,990,000	1,993,130
		6,163,028
Electrical Equipment - 0.5%
GrafTech Global Enterprises Inc 9.875% 12/23/2029 (f)	1,090,000	817,500
Regal Rexnord Corp 6.3% 2/15/2030	1,090,000	1,125,778
Sensata Technologies BV 4% 4/15/2029 (f)	3,430,000	3,155,305
WESCO Distribution Inc 6.375% 3/15/2033 (f)	2,100,000	2,124,383
		7,222,966
Ground Transportation - 0.4%
Avis Budget Car Rental LLC / Avis Budget Finance Inc 8.25% 1/15/2030 (f)(n)	1,140,000	1,137,378
Genesee & Wyoming Inc 6.25% 4/15/2032 (f)	2,040,000	2,066,930
XPO Inc 6.25% 6/1/2028 (f)	335,000	338,319
XPO Inc 7.125% 2/1/2032 (f)(n)	1,650,000	1,690,209
XPO Inc 7.125% 6/1/2031 (f)(n)	550,000	563,089
		5,795,925
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 4.75% 6/15/2029 (f)	1,415,000	1,354,459
Machinery - 0.1%
Mueller Water Products Inc 4% 6/15/2029 (f)	1,905,000	1,788,544
Passenger Airlines - 0.3%
American Airlines 2016-3 Class A Pass Through Trust 7.25% 2/15/2028 (f)(n)	540,000	533,404
American Airlines 2016-3 Class A Pass Through Trust 8.5% 5/15/2029 (f)(n)	2,080,000	2,119,923
JetBlue Airways Corp / JetBlue Loyalty LP 9.875% 9/20/2031 (f)	1,125,000	1,036,269
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd 6.5% 6/20/2027 (f)(n)	245,250	246,019
		3,935,615
Professional Services - 0.1%
Amentum Holdings Inc 7.25% 8/1/2032 (f)	1,655,000	1,683,529
Trading Companies & Distributors - 0.7%
Beacon Roofing Supply Inc 6.75% 4/30/2032 (f)	2,040,000	2,045,276
Fortress Transportation and Infrastructure Investors LLC 5.875% 4/15/2033 (f)	860,000	822,900
Fortress Transportation and Infrastructure Investors LLC 7% 6/15/2032 (f)	680,000	689,046
Fortress Transportation and Infrastructure Investors LLC 7.875% 12/1/2030 (f)(n)	1,860,000	1,944,539
United Rentals North America Inc 6% 12/15/2029 (f)	545,000	551,885
United Rentals North America Inc 6.125% 3/15/2034 (f)(n)	3,415,000	3,451,835
		9,505,481
Transportation Infrastructure - 0.1%
First Student Bidco Inc / First Transit Parent Inc 4% 7/31/2029 (f)(n)	1,045,000	966,286
TOTAL INDUSTRIALS		119,599,726

Information Technology - 4.6%
Communications Equipment - 0.4%
CommScope LLC 4.75% 9/1/2029 (f)	1,075,000	948,823
CommScope LLC 9.5% 12/15/2031 (f)(n)	2,540,000	2,598,349
Viasat Inc 5.625% 9/15/2025 (f)	2,135,000	2,134,903
		5,682,075
Electronic Equipment, Instruments & Components - 0.9%
Coherent Corp 5% 12/15/2029 (f)(n)	2,885,000	2,762,035
CPI CG Inc 10% 7/15/2029 (f)	735,000	788,155
Insight Enterprises Inc 6.625% 5/15/2032 (f)	1,115,000	1,131,172
Lightning Power LLC 7.25% 8/15/2032 (f)	1,310,000	1,357,201
Sensata Technologies Inc 3.75% 2/15/2031 (f)	545,000	476,398
Sensata Technologies Inc 6.625% 7/15/2032 (f)(n)	1,515,000	1,500,942
TTM Technologies Inc 4% 3/1/2029 (f)	4,905,000	4,559,539
		12,575,442
IT Services - 0.7%
Acuris Finance US Inc / Acuris Finance SARL 5% 5/1/2028 (f)	2,140,000	1,892,492
Acuris Finance US Inc / Acuris Finance SARL 9% 8/1/2029 (f)	1,545,000	1,452,300
ASGN Inc 4.625% 5/15/2028 (f)	1,025,000	975,434
Gartner Inc 3.625% 6/15/2029 (f)(n)	345,000	323,563
Gartner Inc 3.75% 10/1/2030 (f)	555,000	510,847
Gartner Inc 4.5% 7/1/2028 (f)	2,505,000	2,469,136
Go Daddy Operating Co LLC / GD Finance Co Inc 3.5% 3/1/2029 (f)	2,070,000	1,928,252
Go Daddy Operating Co LLC / GD Finance Co Inc 5.25% 12/1/2027 (f)	625,000	619,494
		10,171,518
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom Inc 2.6% 2/15/2033 (f)	1,570,000	1,323,909
Entegris Inc 3.625% 5/1/2029 (f)(n)	990,000	911,523
Entegris Inc 5.95% 6/15/2030 (f)	3,270,000	3,263,181
ON Semiconductor Corp 3.875% 9/1/2028 (f)	1,480,000	1,399,025
Wolfspeed Inc 7.9583% 6/23/2030 (f)(i)(k)(r)	2,567,220	2,470,950
		9,368,588
Software - 1.7%
Central Parent LLC / CDK Global II LLC / CDK Financing Co Inc 8% 6/15/2029 (f)	1,400,000	1,239,544
Cloud Software Group Inc 6.5% 3/31/2029 (f)	3,725,000	3,726,337
Cloud Software Group Inc 8.25% 6/30/2032 (f)	1,360,000	1,418,640
Cloud Software Group Inc 9% 9/30/2029 (f)	5,045,000	5,082,484
Elastic NV 4.125% 7/15/2029 (f)	1,715,000	1,618,590
Ellucian Holdings Inc 6.5% 12/1/2029 (f)	290,000	289,715
Gen Digital Inc 6.25% 4/1/2033 (f)	1,740,000	1,735,306
Gen Digital Inc 7.125% 9/30/2030 (f)(n)	545,000	561,144
McAfee Corp 7.375% 2/15/2030 (f)	1,505,000	1,299,999
Rackspace Finance LLC 3.5% 5/15/2028 (f)	2,262,850	805,513
SS&C Technologies Inc 5.5% 9/30/2027 (f)	440,000	437,830
SS&C Technologies Inc 6.5% 6/1/2032 (f)	2,710,000	2,747,242
UKG Inc 6.875% 2/1/2031 (f)(n)	1,605,000	1,651,214
		22,613,558
Technology Hardware, Storage & Peripherals - 0.2%
Seagate HDD Cayman 5.75% 12/1/2034	1,210,000	1,169,041
Seagate HDD Cayman 8.25% 12/15/2029	555,000	595,143
Seagate HDD Cayman 8.5% 7/15/2031	670,000	716,798
		2,480,982
TOTAL INFORMATION TECHNOLOGY		62,892,163

Materials - 7.2%
Chemicals - 3.5%
Avient Corp 6.25% 11/1/2031 (f)	1,420,000	1,404,820
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031 (f)	2,445,000	2,531,724
Celanese US Holdings LLC 6.5% 4/15/2030 (n)	1,135,000	1,108,994
Celanese US Holdings LLC 6.75% 4/15/2033 (n)	2,255,000	2,116,821
Chemours Co/The 5.75% 11/15/2028 (f)	2,625,000	2,377,779
Chemours Co/The 8% 1/15/2033 (f)	2,920,000	2,631,267
CVR Partners LP / CVR Nitrogen Finance Corp 6.125% 6/15/2028 (f)	1,807,000	1,746,409
Element Solutions Inc 3.875% 9/1/2028 (f)	1,044,000	986,972
Kobe US Midco 2 Inc 9.25% 11/1/2026 pay-in-kind (e)(f)	4,255,925	3,644,136
LSB Industries Inc 6.25% 10/15/2028 (f)	880,000	823,583
Mativ Holdings Inc 8% 10/1/2029 (f)(n)	1,430,000	1,188,747
Methanex US Operations Inc 6.25% 3/15/2032 (f)	2,185,000	2,068,971
Olin Corp 5% 2/1/2030 (n)	1,110,000	1,042,417
Olin Corp 6.625% 4/1/2033 (f)	1,400,000	1,328,393
Olympus Water US Holding Corp 4.25% 10/1/2028 (f)	2,030,000	1,875,379
Olympus Water US Holding Corp 6.25% 10/1/2029 (f)(n)	2,255,000	2,071,243
Olympus Water US Holding Corp 7.25% 6/15/2031 (f)(n)	1,930,000	1,930,000
Olympus Water US Holding Corp 9.75% 11/15/2028 (f)	2,225,000	2,318,357
Scih Salt Hldgs Inc 4.875% 5/1/2028 (f)(n)	3,750,000	3,592,504
Scih Salt Hldgs Inc 6.625% 5/1/2029 (f)	1,815,000	1,762,871
SCIL IV LLC / SCIL USA Holdings LLC 5.375% 11/1/2026 (f)	1,550,000	1,529,515
Scotts Miracle-Gro Co/The 4% 4/1/2031	215,000	188,297
Scotts Miracle-Gro Co/The 4.375% 2/1/2032	330,000	287,511
Tronox Inc 4.625% 3/15/2029 (f)(n)	3,860,000	3,124,573
WR Grace Holdings LLC 5.625% 8/15/2029 (f)	4,500,000	3,986,763
WR Grace Holdings LLC 7.375% 3/1/2031 (f)	440,000	442,349
		48,110,395
Construction Materials - 0.5%
Quikrete Holdings Inc 6.375% 3/1/2032 (f)	2,090,000	2,101,779
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (f)	2,240,000	2,298,197
VM Consolidated Inc 5.5% 4/15/2029 (f)	2,020,000	1,947,697
		6,347,673
Containers & Packaging - 1.8%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4% 9/1/2029 (f)	1,145,000	996,617
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6% 6/15/2027 (f)	1,985,000	1,977,714
Ball Corp 2.875% 8/15/2030	545,000	482,570
Ball Corp 6% 6/15/2029	710,000	722,726
Clydesdale Acquisition Holdings Inc 6.625% 4/15/2029 (f)	3,325,000	3,349,402
Clydesdale Acquisition Holdings Inc 6.75% 4/15/2032 (f)	2,100,000	2,147,255
Clydesdale Acquisition Holdings Inc 8.75% 4/15/2030 (f)	3,310,000	3,410,370
Graham Packaging Co Inc 7.125% 8/15/2028 (f)	545,000	532,949
Graphic Packaging International LLC 3.75% 2/1/2030 (f)	610,000	560,535
Graphic Packaging International LLC 6.375% 7/15/2032 (f)(n)	2,720,000	2,733,386
Mauser Packaging Solutions Holding Co 9.25% 4/15/2027 (f)	1,335,000	1,224,883
Sealed Air Corp 5% 4/15/2029 (f)	3,300,000	3,208,984
Sealed Air Corp/Sealed Air Corp US 6.125% 2/1/2028 (f)	655,000	659,837
Sealed Air Corp/Sealed Air Corp US 7.25% 2/15/2031 (f)(n)	2,415,000	2,514,860
		24,522,088
Metals & Mining - 1.3%
Alcoa Nederland Holding BV 7.125% 3/15/2031 (f)	530,000	546,037
Arsenal AIC Parent LLC 8% 10/1/2030 (f)	740,000	766,171
ATI Inc 4.875% 10/1/2029	1,215,000	1,160,751
ATI Inc 5.875% 12/1/2027	1,230,000	1,226,793
Cleveland-Cliffs Inc 4.875% 3/1/2031 (f)	215,000	184,428
Cleveland-Cliffs Inc 6.875% 11/1/2029 (f)	730,000	707,026
Cleveland-Cliffs Inc 7% 3/15/2032 (f)(n)	2,745,000	2,578,888
Cleveland-Cliffs Inc 7.375% 5/1/2033 (f)(n)	730,000	686,247
Commercial Metals Co 3.875% 2/15/2031	655,000	587,241
Commercial Metals Co 4.125% 1/15/2030	1,140,000	1,071,777
Kaiser Aluminum Corp 4.5% 6/1/2031 (f)(n)	830,000	745,858
Kaiser Aluminum Corp 4.625% 3/1/2028 (f)	2,375,000	2,285,105
Novelis Corp 3.25% 11/15/2026 (f)	330,000	320,041
Novelis Corp 3.875% 8/15/2031 (f)(n)	545,000	470,379
Novelis Corp 6.875% 1/30/2030 (f)(n)	2,770,000	2,809,910
Roller Bearing Co of America Inc 4.375% 10/15/2029 (f)(n)	1,475,000	1,399,191
Vibrantz Technologies Inc 9% 2/15/2030 (f)	1,395,000	1,056,663
		18,602,506
Paper & Forest Products - 0.1%
LABL Inc 10.5% 7/15/2027 (f)	625,000	559,375
LABL Inc 5.875% 11/1/2028 (f)	330,000	272,909
LABL Inc 9.5% 11/1/2028 (f)	220,000	192,223
Magnera Corp 7.25% 11/15/2031 (f)	1,020,000	964,543
		1,989,050
TOTAL MATERIALS		99,571,712

Real Estate - 2.2%
Diversified REITs - 1.0%
Safehold GL Holdings LLC 2.85% 1/15/2032	1,635,000	1,391,471
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 6% 1/15/2030 (f)	3,690,000	3,299,942
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 10.5% 2/15/2028 (f)	2,081,000	2,209,574
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (f)	4,996,000	4,570,491
Vici Properties LP / Vici Note Co Inc 4.125% 8/15/2030 (f)	1,085,000	1,023,524
		12,495,002
Health Care REITs - 0.8%
CTR Partnership LP / CareTrust Capital Corp 3.875% 6/30/2028 (f)	2,070,000	2,014,043
MPT Operating Partnership LP / MPT Finance Corp 3.5% 3/15/2031	3,970,000	2,631,202
MPT Operating Partnership LP / MPT Finance Corp 4.625% 8/1/2029 (n)	2,850,000	2,170,783
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027 (n)	3,310,000	2,923,470
MPT Operating Partnership LP / MPT Finance Corp 8.5% 2/15/2032 (f)	1,785,000	1,813,530
		11,553,028
Real Estate Management & Development - 0.3%
Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp 7% 4/15/2030 (f)(n)	874,400	775,493
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.25% 4/15/2030 (f)	25,000	18,367
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.75% 1/15/2029 (f)	32,000	25,270
Greystar Real Estate Partners LLC 7.75% 9/1/2030 (f)	555,000	582,822
Howard Hughes Corp/The 4.125% 2/1/2029 (f)	945,000	865,651
Howard Hughes Corp/The 4.375% 2/1/2031 (f)	775,000	687,238
Kennedy-Wilson Inc 4.75% 2/1/2030 (n)	1,605,000	1,415,289
Taylor Morrison Communities Inc 5.125% 8/1/2030 (f)(n)	395,000	382,711
		4,752,841
Specialized REITs - 0.1%
Iron Mountain Inc 4.5% 2/15/2031 (f)	545,000	504,899
Iron Mountain Inc 6.25% 1/15/2033 (f)	730,000	728,665
SBA Communications Corp 3.125% 2/1/2029 (n)	550,000	509,561
		1,743,125
TOTAL REAL ESTATE		30,543,996

Utilities - 2.5%
Electric Utilities - 2.1%
Clearway Energy Operating LLC 3.75% 1/15/2032 (f)	280,000	242,820
Clearway Energy Operating LLC 3.75% 2/15/2031 (f)	2,580,000	2,296,905
DPL Inc 4.35% 4/15/2029	185,000	176,406
NRG Energy Inc 3.375% 2/15/2029 (f)	2,360,000	2,187,689
NRG Energy Inc 3.625% 2/15/2031 (f)	790,000	710,030
NRG Energy Inc 5.25% 6/15/2029 (f)	2,565,000	2,534,456
NRG Energy Inc 5.75% 7/15/2029 (f)	1,390,000	1,383,461
NRG Energy Inc 6.25% 11/1/2034 (f)	1,460,000	1,457,757
PG&E Corp 5.25% 7/1/2030	5,970,000	5,751,984
Vistra Operations Co LLC 5% 7/31/2027 (f)	2,849,000	2,824,194
Vistra Operations Co LLC 5.625% 2/15/2027 (f)	1,965,000	1,963,729
Vistra Operations Co LLC 7.75% 10/15/2031 (f)	2,445,000	2,585,299
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (f)(n)	2,495,000	2,469,263
XPLR Infrastructure Operating Partners LP 8.375% 1/15/2031 (f)(n)	2,020,000	2,027,414
		28,611,407
Gas Utilities - 0.0%
Ferrellgas LP / Ferrellgas Finance Corp 5.375% 4/1/2026 (f)	295,000	286,820
Suburban Propane Partners LP/Suburban Energy Finance Corp 5.875% 3/1/2027	210,000	208,938
		495,758
Independent Power and Renewable Electricity Producers - 0.2%
Alpha Generation LLC 6.75% 10/15/2032 (f)	1,690,000	1,722,299
Sunnova Energy Corp 5.875% 9/1/2026 (f)	4,795,000	1,438,500
		3,160,799
Water Utilities - 0.2%
Aris Water Holdings LLC 7.25% 4/1/2030 (f)	2,095,000	2,078,923
TOTAL UTILITIES		34,346,887

TOTAL UNITED STATES		939,770,685
ZAMBIA - 0.5%
Materials - 0.5%
Metals & Mining - 0.5%
First Quantum Minerals Ltd 6.875% 10/15/2027 (f)	1,112,000	1,096,710
First Quantum Minerals Ltd 8% 3/1/2033 (f)	700,000	692,565
First Quantum Minerals Ltd 8.625% 6/1/2031 (f)	1,180,000	1,197,331
First Quantum Minerals Ltd 9.375% 3/1/2029 (f)	3,380,000	3,553,225

TOTAL ZAMBIA		6,539,831
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $1,165,935,692)		1,136,636,598

Preferred Securities - 1.8%
	Principal Amount (a)	Value ($)
SWITZERLAND - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
UBS Group AG 7% (e)(f)(s)	770,000	755,962
UNITED KINGDOM - 0.1%
Financials - 0.1%
Banks - 0.1%
Barclays PLC 7.625% (e)(s)	1,130,000	1,096,612
UNITED STATES - 1.7%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Mesquite Energy Inc 7.25% (l)(s)	10,580,000	105,800
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.11%, 8.6946% (d)(e)(s)	2,775,000	2,787,311
		2,893,111
Financials - 1.5%
Banks - 0.9%
Bank of America Corp 5.875% (e)(n)(s)	2,195,000	2,187,927
BW Real Estate Inc 9.5% (e)(f)(s)	835,000	828,394
Citigroup Inc 6.75% (e)(s)	1,750,000	1,705,039
Citigroup Inc 6.95% (e)(s)	700,000	696,391
Citigroup Inc 7.125% (e)(s)	2,535,000	2,538,210
JPMorgan Chase & Co 6.5% (e)(s)	2,785,000	2,797,841
Wells Fargo & Co 7.625% (e)(n)(s)	615,000	653,409
		11,407,211
Capital Markets - 0.4%
Bank of New York Mellon Corp/The 6.3% (e)(s)	700,000	709,336
Charles Schwab Corp/The 4% (e)(s)	1,405,000	1,234,998
Goldman Sachs Group Inc/The 6.125% (e)(s)	720,000	705,186
Goldman Sachs Group Inc/The 6.85% (e)(s)	2,520,000	2,531,429
		5,180,949
Consumer Finance - 0.2%
Ally Financial Inc 4.7% (e)(s)	1,785,000	1,527,335
Ally Financial Inc 4.7% (e)(s)	1,820,000	1,689,332
		3,216,667
TOTAL FINANCIALS		19,804,827

Industrials - 0.0%
Trading Companies & Distributors - 0.0%
Aircastle Ltd 5.25% (e)(f)(s)	225,000	220,057
Utilities - 0.0%
Electric Utilities - 0.0%
Edison International 5% (e)(s)	490,000	436,471
TOTAL UNITED STATES		23,354,466
TOTAL PREFERRED SECURITIES (Cost $33,817,970)		25,207,040

Money Market Funds - 11.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (u)	4.33	41,142,821	41,151,050
Fidelity Securities Lending Cash Central Fund (u)(v)	4.33	116,768,338	116,780,015
TOTAL MONEY MARKET FUNDS (Cost $157,931,065)			157,931,065

U.S. Treasury Obligations - 0.5%
	Yield (%) (t)	Principal Amount (a)	Value ($)
US Treasury Notes 4.125% 11/15/2032 (Cost $6,739,586)	4.51 to 4.55	6,919,000	6,987,109

TOTAL INVESTMENT IN SECURITIES - 108.5% (Cost $1,533,901,168)	1,498,116,424
NET OTHER ASSETS (LIABILITIES) - (8.5)%	(117,338,167)
NET ASSETS - 100.0%	1,380,778,257

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,655,268 or 1.5% of net assets.

(c)	Affiliated Fund
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $982,225,653 or 71.1% of net assets.

(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(i)	Level 3 security
(j)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(k)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $2,634,420 and $2,568,433, respectively.

(l)	Non-income producing - Security is in default.
(m)	Non-income producing
(n)	Security or a portion of the security is on loan at period end.
(o)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $276,984 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(p)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(q)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $1,394,106 or 0.1% of net assets.

(r)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(s)	Security is perpetual in nature with no stated maturity date.
(t)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(u)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(v)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fidelity Private Credit Company LLC	4/15/22 - 4/07/25	21,457,346

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
New Fortress Energy Inc	5/22/2025

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	54,802,390	427,825,684	441,477,656	1,839,259	632	-	41,151,050	41,142,821	0.1%
Fidelity Securities Lending Cash Central Fund	8,172,350	528,479,647	419,871,982	251,295	-	-	116,780,015	116,768,338	0.4%
Total	62,974,740	956,305,331	861,349,638	2,090,554	632	-	157,931,065

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Private Credit Company LLC	17,286,920	4,525,658	-	3,139,654	-	(1,157,310)	20,655,268	2,158,335
	17,286,920	4,525,658	-	3,139,654	-	(1,157,310)	20,655,268

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Alternative Funds	20,655,268	-	20,655,268	-

Asset-Backed Securities	5,915,563	-	5,915,563	-

Bank Loan Obligations
Communication Services	4,051,801	-	4,051,801	-
Consumer Discretionary	34,583,520	-	34,583,520	-
Consumer Staples	79,625	-	79,625	-
Energy	5,018,106	-	5,018,106	-
Financials	3,679,464	-	3,679,464	-
Health Care	8,063,035	-	8,063,035	-
Industrials	4,489,638	-	4,489,638	-
Information Technology	25,745,733	-	22,437,494	3,308,239
Materials	13,153,134	-	13,153,134	-
Utilities	735,402	-	735,402	-

Commercial Mortgage Securities	4,970,436	-	4,970,436	-

Common Stocks
Communication Services	3,135,274	3,124,960	-	10,314
Consumer Discretionary	1,213,452	1,213,452	-	-
Consumer Staples	37,748	-	-	37,748
Energy	13,315,787	276,984	-	13,038,803
Health Care	2,244,768	1,139,205	-	1,105,563
Industrials	497,858	497,858	-	-
Information Technology	3,560,802	1,654,096	-	1,906,706
Materials	6,141	6,141	-	-

Convertible Corporate Bonds
Communication Services	5,637,116	-	5,637,116	-
Consumer Discretionary	19,420	-	19,420	-
Financials	1,841,864	-	1,841,864	-
Information Technology	1,775,368	-	1,775,368	-
Real Estate	5,899,778	-	5,899,778	-
Utilities	1,028,511	-	1,028,511	-

Non-Convertible Corporate Bonds
Communication Services	145,221,557	-	145,221,557	-
Consumer Discretionary	150,149,613	-	150,149,613	-
Consumer Staples	44,044,233	-	44,044,233	-
Energy	153,913,493	-	153,913,493	-
Financials	121,155,192	-	121,155,192	-
Health Care	83,624,602	-	83,624,602	-
Industrials	145,886,967	-	145,886,967	-
Information Technology	75,617,699	-	73,146,749	2,470,950
Materials	146,316,989	-	146,316,989	-
Real Estate	30,543,996	-	30,543,996	-
Utilities	40,162,257	-	40,162,257	-

Preferred Securities
Energy	2,893,111	-	2,893,111	-
Financials	21,657,401	-	21,657,401	-
Industrials	220,057	-	220,057	-
Utilities	436,471	-	436,471	-

U.S. Treasury Obligations	6,987,109	-	6,987,109	-

Money Market Funds	157,931,065	157,931,065	-	-
Total Investments in Securities:	1,498,116,424	165,843,761	1,310,394,340	21,878,323
The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investement Securities ($)	Net Unrealized Gain (Loss) on Investement Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amoritization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The Change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2025($)
Bank Loan Obligations	3,982,624	145,603	(56,517)	-	(783,598)	20,127	-	-	3,308,239	(12,541)
Common Stocks	14,824,823	42,077	(11,556)	4,928,824	(3,674,782)	-	-	(10,252)	16,099,134	(11,556)
Corporate Bonds	3,520,608	907,963	9,886,269	-	(14,216,417)	(98,423)	-	-	-	-
Non-Convertible Corporate Bonds	-	-	(955)	2,464,660	-	7,245	-	-	2,470,950	(955)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of April 30, 2025
Assets
Investment in securities, at value (including securities loaned of $112,556,748) - See accompanying schedule:
Unaffiliated issuers (cost $1,354,512,757)	$1,319,530,091
Fidelity Central Funds (cost $157,931,065)	157,931,065
Other affiliated issuers (cost $21,457,346)	20,655,268

Total Investment in Securities (cost $1,533,901,168)		$1,498,116,424
Receivable for investments sold		8,020,275
Receivable for fund shares sold		473,773
Interest receivable		20,607,588
Distributions receivable from Fidelity Central Funds		106,182
Receivable from investment adviser for expense reductions		12,814
Total assets		1,527,337,056
Liabilities
Payable to custodian bank	$2,047,632
Payable for investments purchased
Regular delivery	25,566,690
Delayed delivery	1,955,000
Payable for fund shares redeemed	207,309
Distributions payable	190
Other payables and accrued expenses	1,963
Collateral on securities loaned	116,780,015
Total liabilities		146,558,799
Commitments and contingent liabilities (see Significant Accounting Policies and Litigation notes)
Net Assets		$1,380,778,257
Net Assets consist of:
Paid in capital		$1,824,899,972
Total accumulated earnings (loss)		(444,121,715)
Net Assets		$1,380,778,257
Net Asset Value, offering price and redemption price per share ($1,380,778,257 ÷ 162,477,832 shares)		$8.50
Statement of Operations
Year ended April 30, 2025
Investment Income
Dividends:
Unaffiliated issuers		$1,277,352
Affiliated issuers		2,846,913
Interest		94,853,292
Income from Fidelity Central Funds (including $251,295 from security lending)		2,090,554
Payment from investment adviser		140,835
Total income		101,208,946
Expenses
Custodian fees and expenses	$14,439
Independent trustees' fees and expenses	5,886
Legal	7,685
Miscellaneous	71
Total expenses before reductions	28,081
Expense reductions	(20,017)
Total expenses after reductions		8,064
Net Investment income (loss)		101,200,882
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(16,316,339)
Fidelity Central Funds	632
Foreign currency transactions	(96)
Capital gain distributions from underlying funds:
Affiliated issuers	292,741
Total net realized gain (loss)		(16,023,062)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	37,268,498
Affiliated issuers	(1,157,310)
Assets and liabilities in foreign currencies	377
Total change in net unrealized appreciation (depreciation)		36,111,565
Net gain (loss)		20,088,503
Net increase (decrease) in net assets resulting from operations		$121,289,385
Statement of Changes in Net Assets

	Year ended April 30, 2025	Year ended April 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$101,200,882	$85,959,811
Net realized gain (loss)	(16,023,062)	(23,247,623)
Change in net unrealized appreciation (depreciation)	36,111,565	34,030,795
Net increase (decrease) in net assets resulting from operations	121,289,385	96,742,983
Distributions to shareholders	(94,299,693)	(81,389,502)

Share transactions
Proceeds from sales of shares	248,393,417	228,600,645
Reinvestment of distributions	94,284,692	81,389,526
Cost of shares redeemed	(338,088,119)	(176,213,871)

Net increase (decrease) in net assets resulting from share transactions	4,589,990	133,776,300
Total increase (decrease) in net assets	31,579,682	149,129,781

Net Assets
Beginning of period	1,349,198,575	1,200,068,794
End of period	$1,380,778,257	$1,349,198,575

Other Information
Shares
Sold	28,727,843	27,698,132
Issued in reinvestment of distributions	10,966,489	9,876,597
Redeemed	(39,121,863)	(21,371,348)
Net increase (decrease)	572,469	16,203,381

Financial Highlights
Fidelity® Series High Income Fund

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$8.33	$8.24	$8.74	$9.44	$8.54
Income from Investment Operations
Net investment income (loss) A,B	.618	.562	.536	.510	.513
Net realized and unrealized gain (loss)	.127	.060	(.516)	(.699)	.890
Total from investment operations	.745	.622	.020	(.189)	1.403
Distributions from net investment income	(.575)	(.532)	(.520)	(.511)	(.503)
Total distributions	(.575)	(.532)	(.520)	(.511)	(.503)
Net asset value, end of period	$8.50	$8.33	$8.24	$8.74	$9.44
Total Return C	9.08%	7.82%	.41%	(2.24)%	16.72%
Ratios to Average Net Assets B,D,E
Expenses before reductions	-% F	-% F	.04%	.02%	-% F
Expenses net of fee waivers, if any F	- %	-%	-%	-%	-%
Expenses net of all reductions, if any F	-%	-%	-%	-%	-%
Net investment income (loss)	7.20%	6.83%	6.49%	5.42%	5.58%
Supplemental Data
Net assets, end of period (000 omitted)	$1,380,778	$1,349,199	$1,200,069	$1,474,882	$1,702,161
Portfolio turnover rate G	43%	28%	34%	49%	68%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2025

1. Organization.
Fidelity Series High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLC.
The Fund invests in Fidelity Private Credit Company LLC, which is a limited liability company. Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Company LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Company LLC. Fidelity Private Credit Company LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the three month period ended March 31, 2025 was 9.88%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Bank Loan Obligations	$3,308,239	Discounted cash flow	Yield	11.4%	Decrease
		Recovery value	Recovery value	$0.00	Increase
Common Stocks	$16,099,134	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	7.3	Increase
			Enterprise value/Revenue multiple (EV/R)	0.3	Increase
		Market approach	Transaction price	$18.00	Increase
		Discounted cash flow	Discount rate	9.4%	Decrease
		Recovery value	Recovery value	$0.04	Increase
		Black scholes	Discount rate	4.0%	Increase
			Term	4.2	Increase
			Volatility	60.0%	Increase
Non-Convertible Corporate Bonds	$2,470,950	Discounted cash flow	Yield	16.3%	Decrease

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2025, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The investment adviser has contractually agreed to reimburse the Fund with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until August 31, 2026 as presented in the Statement of Operations in payment from investment adviser.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, certain conversion ratio adjustments, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$45,837,070
Gross unrealized depreciation	(67,997,884)
Net unrealized appreciation (depreciation)	$(22,160,814)
Tax Cost	$1,520,277,238

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,475,066
Capital loss carryforward	$(425,436,343)
Net unrealized appreciation (depreciation) on securities and other investments	$(22,160,437)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(46,986,632)
Long-term	(378,449,711)
Total capital loss carryforward	$(425,436,343)

The tax character of distributions paid was as follows:

	April 30, 2025	April 30, 2024
Ordinary Income	$94,299,693	$81,389,502

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Series High Income Fund	Fidelity Private Credit Company LLC	1,700,009	-

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series High Income Fund	553,935,717	530,634,455
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series High Income Fund	607

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series High Income Fund	358,477	1,210,328	125,074
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of interest. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series High Income Fund	26,340	-	-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $20,017.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
11. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings arising out of disputes in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserted that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also asserted that certain additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, is invalid. In August 2023, the Bankruptcy Court issued an opinion awarding a portion of the eight million shares to the unsecured creditors, diluting the value of the Fund's holdings in Mesquite. The Fund appealed this decision to the U.S. Court of Appeals for the Fifth Circuit. On May 30, 2025, the Fifth Circuit vacated the Bankruptcy Court's decision and ruled in favor of the providers of debtor-in-possession financing, including the Fund. Because additional court proceedings remain pending, and there may be further petitions to appeal the Fifth Circuit's ruling, the matter remains ongoing. The Fund is also incurring legal costs in defending the disputes and has recovered a portion of these legal costs through an insurance claim.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Series High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series High Income Fund  (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2025, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2025, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 11, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.60% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $94,299,693 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	14,516,835,136.19	94.56
Withheld	834,887,998.33	5.44
TOTAL	15,351,723,134.52	100.00
Robert A. Lawrence
Affirmative	14,430,495,798.10	94.00
Withheld	921,227,336.42	6.00
TOTAL	15,351,723,134.52	100.00
Vijay C. Advani
Affirmative	14,465,231,640.25	94.23
Withheld	886,491,494.27	5.77
TOTAL	15,351,723,134.52	100.00
Thomas P. Bostick
Affirmative	14,471,831,170.84	94.27
Withheld	879,891,963.68	5.73
TOTAL	15,351,723,134.52	100.00
Donald F. Donahue
Affirmative	14,432,670,599.88	94.01
Withheld	919,052,534.64	5.99
TOTAL	15,351,723,134.52	100.00
Vicki L. Fuller
Affirmative	14,531,407,981.65	94.66
Withheld	820,315,152.87	5.34
TOTAL	15,351,723,134.52	100.00
Patricia L. Kampling
Affirmative	14,549,142,839.16	94.77
Withheld	802,580,295.36	5.23
TOTAL	15,351,723,134.52	100.00
Thomas A. Kennedy
Affirmative	14,469,818,769.40	94.26
Withheld	881,904,365.12	5.74
TOTAL	15,351,723,134.52	100.00
Oscar Munoz
Affirmative	14,434,061,467.08	94.02
Withheld	917,661,667.44	5.98
TOTAL	15,351,723,134.52	100.00
Karen B. Peetz
Affirmative	14,521,904,618.46	94.59
Withheld	829,818,516.06	5.41
TOTAL	15,351,723,134.52	100.00
David M. Thomas
Affirmative	14,417,745,861.73	93.92
Withheld	933,977,272.79	6.08
TOTAL	15,351,723,134.52	100.00
Susan Tomasky
Affirmative	14,467,973,468.18	94.24
Withheld	883,749,666.34	5.76
TOTAL	15,351,723,134.52	100.00
Michael E. Wiley
Affirmative	14,424,002,796.91	93.96
Withheld	927,720,337.61	6.04
TOTAL	15,351,723,134.52	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.924270.114
FSH-ANN-0625
Fidelity® Capital & Income Fund

Annual Report
April 30, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Capital & Income Fund
Schedule of Investments April 30, 2025
Showing Percentage of Net Assets
Alternative Funds - 2.8%
	Shares	Value ($)
Fidelity Private Credit Company LLC (b)(c) (Cost $378,469,472)	38,033,001	363,975,820

Asset-Backed Securities - 0.3%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 0.0%
Brant Point CLO 2024-5 Ltd Series 2024-5A Class E, CME Term SOFR 3 month Index + 6.7%, 10.9695% 10/20/2037 (d)(e)(f)	757,000	748,145
Golub Cap Partners Clo 76 B Ltd Series 2024-76A Class E, CME Term SOFR 3 month Index + 5.75%, 10.0318% 10/25/2037 (d)(e)(f)	1,000,000	970,970
OCP Aegis CLO Ltd Series 2024-39A Class D1, CME Term SOFR 3 month Index + 2.8%, 7.0605% 1/16/2037 (d)(e)(f)	490,000	484,170
TOTAL BAILIWICK OF JERSEY		2,203,285
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
720 East CLO IV Ltd Series 2024-1A Class E, CME Term SOFR 3 month Index + 6.5%, 10.7561% 4/15/2037 (d)(e)(f)	1,228,000	1,214,718
Apidos Ln Fd 2024-1 Ltd Series 2024-1A Class E, CME Term SOFR 3 month Index + 5.75%, 10.0318% 4/25/2035 (d)(e)(f)	334,000	331,397
Ares Loan Funding VII Ltd Series 2024-ALF7A Class E, CME Term SOFR 3 month Index + 6.25%, 10.5224% 10/22/2037 (d)(e)(f)	1,152,000	1,116,348
Bayard Pk Clo Ltd Series 2025-1A Class E, CME Term SOFR 3 month Index + 6.35%, 0% 7/24/2038 (d)(e)(f)(g)	1,747,000	1,722,734
Bbam US Clo I Ltd Series 2025-1A Class D1R, CME Term SOFR 3 month Index + 3%, 7.2561% 3/30/2038 (d)(e)(f)	1,141,000	1,121,457
Benefit Str Partners Clo Vi-B Ltd Series 2025-6BR Class ER, CME Term SOFR 3 month Index + 4.75%, 9.0331% 4/20/2038 (d)(e)(f)	737,000	714,504
Benefit Street Partners Clo Xxxix Ltd Series 2025-39A Class D2, CME Term SOFR 3 month Index + 3.65%, 7.9065% 4/15/2038 (d)(e)(f)	1,562,000	1,514,278
Birch Grove Clo 12 Ltd Series 2025-12A Class D1, CME Term SOFR 3 month Index + 2.75%, 7.0928% 4/22/2038 (d)(e)(f)	1,672,000	1,629,304
Birch Grove Clo 5 LLC Series 2024-5A Class ER, CME Term SOFR 3 month Index + 6.75%, 11.0195% 10/20/2037 (d)(e)(f)	903,000	897,582
Carlyle US Clo Ltd Series 2024-6A Class E, CME Term SOFR 3 month Index + 5.75%, 10.2067% 10/25/2037 (d)(e)(f)	1,082,000	1,061,790
Carval Clo Xi-C Ltd Series 2024-3A Class E, CME Term SOFR 3 month Index + 6.35%, 10.6195% 10/20/2037 (d)(e)(f)	412,000	404,817
Cifc Fdg 2025-Iii Ltd Series 2025-3A Class E, CME Term SOFR 3 month Index + 7.25%, 0% 7/21/2038 (d)(e)(f)(g)	2,379,000	2,379,000
CIFC Funding Ltd Series 2025-4A Class D2R, CME Term SOFR 3 month Index + 3.75%, 8.0205% 1/17/2038 (d)(e)(f)	956,000	928,701
Diameter Cap Clo 7 Ltd / Diameter Cap Clo 7 LLC Series 2024-7A Class D, CME Term SOFR 3 month Index + 6.1%, 10.3695% 7/20/2037 (d)(e)(f)	2,754,000	2,661,981
Flat Series 2025-30A Class D2, CME Term SOFR 3 month Index + 4.1%, 4.1% 4/15/2038 (d)(e)(f)(g)	1,048,000	1,038,602
Flatiron Clo 19 Ltd Series 2025-1A Class ER2, CME Term SOFR 3 month Index + 5.9%, 10.2119% 11/16/2034 (d)(e)(f)	695,000	675,316
Flatiron Rr Clo 30 Ltd Series 2025-30A Class E, CME Term SOFR 3 month Index + 5.25%, 0% 4/15/2038 (d)(e)(f)(g)	1,608,000	1,585,814
Magnetite Xxix Ltd Series 2024-29A Class ER, CME Term SOFR 3 month Index + 6%, 10.2561% 7/15/2037 (d)(e)(f)	914,000	902,561
Midocean Cr Clo Xvi Series 2024-16A Class E, CME Term SOFR 3 month Index + 6.25%, 10.5195% 10/20/2037 (d)(e)(f)	1,070,000	1,030,467
OCP CLO Ltd Series 2024-14A Class ER, CME Term SOFR 3 month Index + 6.55%, 10.8195% 7/20/2037 (d)(e)(f)	1,291,000	1,261,111
Orchard Park Clo Ltd Series 2024-1A Class E, CME Term SOFR 3 month Index + 5.6%, 9.8695% 10/20/2037 (d)(e)(f)	2,024,000	2,001,704
Palmer Square Clo Ltd Series 2025-2A Class DR2, CME Term SOFR 3 month Index + 4.14%, 8.3961% 2/15/2038 (d)(e)(f)	726,000	706,094
Palmer Square Loan Funding Ltd Series 2024-2A Class D, CME Term SOFR 3 month Index + 4.7%, 8.9561% 1/15/2033 (d)(e)(f)	2,485,000	2,397,329
Pikes Peak Clo 1 Series 2025-12A Class D2R, CME Term SOFR 3 month Index + 3.8%, 8.0695% 4/20/2038 (d)(e)(f)	640,000	629,602
Rr 31 Ltd Series 2024-31A Class D, CME Term SOFR 3 month Index + 6%, 10.2561% 10/15/2039 (d)(e)(f)	1,250,000	1,227,126
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		31,154,337
UNITED STATES - 0.1%
Croton Pk Clo Ltd Series 2024-1A Class E, CME Term SOFR 3 month Index + 5.55%, 9.8061% 10/15/2036 (d)(e)(f)	5,156,000	5,066,559
Goldentree Loan Management US Clo 7 Ltd Series 2024-7A Class ERR, CME Term SOFR 3 month Index + 5.25%, 9.5195% 4/20/2034 (d)(e)(f)	814,000	791,498
Obra Clo 1 Ltd / Obra Clo 1 LLC Series 2024-1A Class D2, 8.259% 1/20/2038 (d)	750,000	753,711
Obra Homes Finance LLC Series 2024-1A Class E, CME Term SOFR 3 month Index + 6.75%, 11.1731% 1/20/2038 (d)(e)(f)	864,000	849,388
TOTAL UNITED STATES		7,461,156
TOTAL ASSET-BACKED SECURITIES (Cost $41,577,968)		40,818,778

Bank Loan Obligations - 11.4%
	Principal Amount (a)	Value ($)
CANADA - 0.2%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Ontario Gaming GTA LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.5492% 8/1/2030 (e)(f)(h)	5,929,938	5,725,355
Consumer Staples - 0.2%
Household Products - 0.2%
Kronos Acquisition Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.2992% 6/27/2031 (e)(f)(h)	19,594,359	15,699,980
TOTAL CANADA		21,425,335
FRANCE - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.7561% 8/15/2028 (e)(f)(h)	21,161,018	19,002,594
LUXEMBOURG - 0.0%
Materials - 0.0%
Containers & Packaging - 0.0%
Klockner Pentaplast of America Inc Tranche B 1LN, term loan CME Term SOFR 6 month Index + 4.725%, 9.2266% 2/9/2026 (e)(f)(h)	1,444,800	1,290,929
NETHERLANDS - 0.1%
Industrials - 0.1%
Building Products - 0.1%
Hunter Douglas Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.5492% 1/20/2032 (e)(f)(h)	20,168,894	19,601,745
SWITZERLAND - 0.1%
Materials - 0.1%
Chemicals - 0.1%
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.8132% 11/15/2030 (e)(f)(h)	12,003,750	10,981,271
UNITED KINGDOM - 0.4%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Connect US FinCo LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.8216% 9/13/2029 (e)(f)(h)	8,623,519	7,723,482
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EG America LLC Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.5632% 2/7/2028 (e)(f)(h)	44,877,680	44,805,427
TOTAL UNITED KINGDOM		52,528,909
UNITED STATES - 10.5%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.0%
Aventiv Technologies LLC 1LN, term loan CME Term SOFR 3 month Index + 5.09%, 9.6508% 7/31/2025 (e)(f)(h)	7,397,629	4,395,449
Aventiv Technologies LLC Tranche DEC FLSO, term loan CME Term SOFR 3 month Index + 10%, 14.5645% 12/24/2025 (e)(f)(h)	210,242	213,658
Aventiv Technologies LLC Tranche FLSO 1LN, term loan CME Term SOFR 3 month Index + 7.5%, 12.0608% 7/31/2025 (e)(f)(h)	193,846	184,154
Aventiv Technologies LLC Tranche FLSO, term loan 14.5222% 3/25/2026 (e)(h)	1,931,635	1,960,609
		6,753,870
Media - 0.1%
Univision Communications Inc 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.5492% 6/24/2029 (e)(f)(h)	734,238	709,002
Univision Communications Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6861% 1/31/2029 (e)(f)(h)	7,275,000	6,883,969
		7,592,971
TOTAL COMMUNICATION SERVICES		14,346,841

Consumer Discretionary - 2.0%
Automobile Components - 0.0%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.8216% 5/6/2030 (e)(f)(h)	2,631,792	2,576,049
Broadline Retail - 0.0%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5716% 1/23/2032 (e)(f)(h)	6,657,318	6,495,878
Distributors - 0.0%
Solenis Holdings Ltd Tranche B6 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2992% 6/23/2031 (e)(f)(h)	3,333,286	3,287,820
Diversified Consumer Services - 0.3%
Spin Holdco Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5618% 3/4/2028 (e)(f)(h)	17,556,364	14,289,300
TKC Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 5%, 9.3234% 5/15/2028 (e)(f)(h)	26,459,407	26,062,516
		40,351,816
Hotels, Restaurants & Leisure - 0.7%
Carnival Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.3288% 10/18/2028 (e)(f)(h)	28,776,447	28,650,694
Carnival Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.3288% 8/9/2027 (e)(f)(h)	18,998,294	18,962,767
Fertitta Entertainment LLC/NV 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.8216% 1/27/2029 (e)(f)(h)	29,146,569	28,363,401
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5413% 12/30/2026 (e)(f)(h)	8,987,701	8,512,072
		84,488,934
Specialty Retail - 1.0%
Belron Finance 2019 LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 7.0519% 10/2/2031 (e)(f)(h)	4,661,575	4,642,789
Kodiak BP LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0347% 11/26/2031 (e)(f)(h)	3,000,000	2,878,380
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.1788% 6/6/2031 (e)(f)(h)	116,372,334	109,899,705
Wand NewCo 3 Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.8216% 1/30/2031 (e)(f)(h)	2,151,899	2,119,857
		119,540,731
TOTAL CONSUMER DISCRETIONARY		256,741,228

Consumer Staples - 0.0%
Beverages - 0.0%
Naked Juice LLC Tranche EXCH FLSO FL20, term loan CME Term SOFR 3 month Index + 3.25%, 7.5576% 1/24/2029 (e)(f)(h)	1,799,952	1,127,220
Naked Juice LLC Tranche NEW $$ FLFO , term loan CME Term SOFR 1 month Index + 5.5%, 9.7076% 1/24/2029 (e)(f)(h)	1,165,101	1,110,924
		2,238,144
Food Products - 0.0%
Fiesta Purchaser Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5716% 2/12/2031 (e)(f)(h)	2,133,902	2,112,776
TOTAL CONSUMER STAPLES		4,350,920

Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
CVR Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.2992% 12/30/2027 (e)(f)(h)	2,797,988	2,777,003
EPIC Crude Services LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2561% 10/9/2031 (e)(f)(h)	1,815,450	1,811,891
Mesquite Energy Inc 1LN, term loan 0% (e)(h)(i)(j)(k)	2,528,000	0
Mesquite Energy Inc 1LN, term loan 3 month U.S. LIBOR + 8%, 0% (e)(f)(h)(i)(j)(k)	5,860,874	1
		4,588,895
Financials - 1.1%
Capital Markets - 0.3%
Citadel Securities Global Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2%, 6.3216% 10/24/2031 (e)(f)(h)	9,480,385	9,461,804
Focus Financial Partners LLC Tranche B8 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0716% 9/15/2031 (e)(f)(h)	24,024,788	23,708,141
PEX Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.9666% 11/19/2031 (e)(f)(h)	1,740,000	1,731,300
		34,901,245
Financial Services - 0.1%
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0719% 2/20/2032 (e)(f)(h)	28,735,000	27,489,912
Insurance - 0.7%
Acrisure LLC Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0716% 2/16/2027 (e)(f)(h)	16,366,551	16,291,592
Acrisure LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 11/6/2030 (e)(f)(h)	11,730,863	11,576,953
Alliant Hldgs Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0734% 9/19/2031 (e)(f)(h)	34,329,056	34,064,380
HUB International Ltd Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.7695% 6/20/2030 (e)(f)(h)	9,137,633	9,072,755
TIH Insurance Holdings LLC 2LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0492% 5/6/2032 (e)(f)(h)	13,536,842	13,482,695
TIH Insurance Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 7.0492% 5/6/2031 (e)(f)(h)	2,254,718	2,227,480
		86,715,855
TOTAL FINANCIALS		149,107,012

Health Care - 0.9%
Health Care Equipment & Supplies - 0.2%
Medline Borrower LP 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5716% 10/21/2028 (e)(f)(h)	22,689,949	22,522,044
Health Care Providers & Services - 0.1%
Phoenix Newco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.8216% 11/15/2028 (e)(f)(h)	6,709,473	6,665,055
Health Care Technology - 0.5%
AthenaHealth Group Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 2/15/2029 (e)(f)(h)	28,892,183	28,607,884
Cotiviti Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0737% 4/30/2031 (e)(f)(h)	41,031,586	40,108,376
		68,716,260
Pharmaceuticals - 0.1%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 10.5698% 10/8/2030 (e)(f)(h)	18,065,000	17,011,269
TOTAL HEALTH CARE		114,914,628

Industrials - 0.9%
Aerospace & Defense - 0.1%
TransDigm Inc Tranche L 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.7992% 1/20/2032 (e)(f)(h)	10,198,750	10,085,034
Building Products - 0.0%
MIWD Holdco II LLC Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 3/28/2031 (e)(f)(h)	779,113	765,213
Commercial Services & Supplies - 0.8%
ABG Intermediate Holdings 2 LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5716% 3/5/2032 (e)(f)(h)	19,250,000	18,792,813
ABG Intermediate Holdings 2 LLC Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5716% 12/21/2028 (e)(f)(h)	17,534,038	17,176,869
Artera Services LLC 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.7992% 2/10/2031 (e)(f)(h)	6,281,550	5,968,478
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.7907% 8/1/2030 (e)(f)(h)	31,061,108	28,659,773
GEO Group Inc/The Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.25%, 9.5716% 4/14/2029 (e)(f)(h)	3,368,638	3,407,580
Madison IAQ LLC Tranche B 1LN, term loan CME Term SOFR 6 month Index + 2.5%, 6.7622% 6/21/2028 (e)(f)(h)	2,923,950	2,893,629
Neptune Bidco US Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.3297% 4/11/2029 (e)(f)(h)	15,366,400	13,523,508
Reworld Holding Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5788% 11/30/2028 (e)(f)(h)	2,153,396	2,142,629
Reworld Holding Corp Tranche C 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5788% 11/30/2028 (e)(f)(h)	165,854	165,023
Sabert Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.4345% 12/10/2026 (e)(f)(h)	4,926,485	4,912,100
		97,642,402
Machinery - 0.0%
STS Operating Inc 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.4216% 3/25/2031 (e)(f)(h)	6,083,550	5,844,041
Passenger Airlines - 0.0%
SkyMiles IP Ltd Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0224% 10/20/2027 (e)(f)(h)	1,070,122	1,077,923
United Airlines Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2%, 6.2752% 2/24/2031 (e)(f)(h)	2,268,095	2,258,887
		3,336,810
Professional Services - 0.0%
Amentum Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5716% 9/29/2031 (e)(f)(h)	5,880,263	5,797,586
TOTAL INDUSTRIALS		123,471,086

Information Technology - 4.5%
Electronic Equipment, Instruments & Components - 0.0%
DG Investment Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.9361% 3/31/2028 (e)(f)(h)	1,953,966	1,945,661
Lightning Power LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.5492% 8/18/2031 (e)(f)(h)	2,945,200	2,934,627
		4,880,288
IT Services - 1.4%
Acuris Finance US Inc 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0492% 2/16/2028 (e)(f)(h)	698,607	690,922
GTT Communications Inc Tranche HOLDCO 1LN, term loan CME Term SOFR 1 month Index + 9%, 13.3561% 6/30/2028 (e)(f)(h)	3,368,506	2,607,796
Kaseya Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5716% 3/22/2032 (e)(f)(h)	5,650,000	5,605,591
X Corp 1LN, term loan 9.5% 10/29/2029 (h)	109,135,000	106,383,707
X Corp Tranche B1 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 10.9492% 10/26/2029 (e)(f)(h)	61,916,645	59,919,834
		175,207,850
Software - 3.1%
Applied Systems Inc 2LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.7992% 2/23/2032 (e)(f)(h)	225,000	229,712
Applied Systems Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 7.0492% 2/24/2031 (e)(f)(h)	11,746,385	11,713,730
Ascend Learning LLC 2LN, term loan CME Term SOFR 1 month Index + 5.75%, 10.1716% 12/10/2029 (e)(f)(h)	7,142,318	6,997,257
Ascend Learning LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 12/11/2028 (e)(f)(h)	17,634,158	17,407,383
Avalara Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5527% 3/29/2032 (e)(f)(h)	28,185,000	28,000,106
ConnectWise LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 8.0608% 9/30/2028 (e)(f)(h)	17,937,587	17,877,855
First Advantage Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5716% 10/31/2031 (e)(f)(h)	3,101,738	3,075,560
McAfee Corp 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.319% 3/1/2029 (e)(f)(h)	30,858,798	28,891,549
MH Sub I LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.5716% 5/3/2028 (e)(f)(h)	10,455,237	9,880,199
Modena Buyer LLC 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.7797% 7/1/2031 (e)(f)(h)	29,257,975	27,674,826
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.2913% 6/2/2028 (e)(f)(h)	21,447,875	20,650,229
Project Alpha Intermediate Holding Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 0% 10/28/2030 (e)(f)(h)(i)	1,550,000	1,542,467
Project Alpha Intermediate Holding Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.5492% 10/28/2030 (e)(f)(h)	11,895,150	11,837,340
Proofpoint Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 8/31/2028 (e)(f)(h)	83,411,416	82,869,242
RealPage Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.5608% 4/22/2028 (e)(f)(h)	5,818,950	5,758,142
UKG Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.3201% 2/10/2031 (e)(f)(h)	83,426,243	83,096,709
VS Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0195% 4/14/2031 (e)(f)(h)	34,999,332	34,802,636
		392,304,942
TOTAL INFORMATION TECHNOLOGY		572,393,080

Materials - 1.0%
Chemicals - 0.6%
Discovery Purchaser Corp 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0224% 10/4/2029 (e)(f)(h)	51,594,564	51,259,200
M2S Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0326% 8/22/2031 (e)(f)(h)	8,895,647	8,458,248
WR Grace Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.5492% 9/22/2028 (e)(f)(h)	14,530,976	14,231,347
		73,948,795
Containers & Packaging - 0.4%
Clydesdale Acquisition Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 3.175%, 7.4966% 4/13/2029 (e)(f)(h)	62,363,150	61,887,943
TOTAL MATERIALS		135,836,738

Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Talen Energy Supply LLC Tranche TLB-EXIT 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.818% 5/17/2030 (e)(f)(h)	549,952	547,355
TOTAL UNITED STATES		1,376,297,783
TOTAL BANK LOAN OBLIGATIONS (Cost $1,539,762,281)		1,501,128,566

Common Stocks - 19.8%
	Shares	Value ($)
CANADA - 0.3%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
South Bow Corp	927,800	22,915,705
Information Technology - 0.1%
IT Services - 0.1%
Shopify Inc Class A (l)	161,300	15,341,401
TOTAL CANADA		38,257,106
CHINA - 0.6%
Consumer Discretionary - 0.6%
Automobiles - 0.6%
BYD Co Ltd H Shares	1,728,000	82,073,513
FRANCE - 0.0%
Consumer Discretionary - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
LVMH Moet Hennessy Louis Vuitton SE	11,800	6,536,365
HONG KONG - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Studio City International Holdings Ltd ADR (l)	695,700	2,045,358
Studio City International Holdings Ltd ADR (d)(l)	631,958	1,857,957

TOTAL HONG KONG		3,903,315
LUXEMBOURG - 0.0%
Industrials - 0.0%
Transportation Infrastructure - 0.0%
Tricer Holdco S.C.A. Class A1 (b)(k)(l)	598,287	6
Tricer Holdco S.C.A. Class A2 (b)(k)(l)	598,287	6
Tricer Holdco S.C.A. Class A3 (b)(k)(l)	598,287	6
Tricer Holdco S.C.A. Class A4 (b)(k)(l)	598,287	6
Tricer Holdco S.C.A. Class A5 (b)(k)(l)	598,287	6
Tricer Holdco S.C.A. Class A6 (b)(k)(l)	598,287	6
Tricer Holdco S.C.A. Class A7 (b)(k)(l)	598,287	6
Tricer Holdco S.C.A. Class A8 (b)(k)(l)	598,287	6
Tricer Holdco S.C.A. Class A9 (b)(k)(l)	598,287	6
		54
Materials - 0.0%
Metals & Mining - 0.0%
Algoma Steel Sca (k)(l)	198,162	1
TOTAL LUXEMBOURG		55
NETHERLANDS - 0.2%
Information Technology - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
ASML Holding NV depository receipt	21,300	14,230,104
NXP Semiconductors NV	43,500	8,017,485

TOTAL NETHERLANDS		22,247,589
TAIWAN - 0.3%
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Taiwan Semiconductor Manufacturing Co Ltd ADR	229,000	38,172,010
UNITED STATES - 18.4%
Communication Services - 1.9%
Interactive Media & Services - 1.7%
Alphabet Inc Class A	344,200	54,658,960
Meta Platforms Inc Class A	266,600	146,363,400
Pinterest Inc Class A (l)	966,900	24,481,908
		225,504,268
Media - 0.2%
EchoStar Corp (b)	472,785	10,628,207
EchoStar Corp Class A (l)(m)	769,300	17,293,864
iHeartMedia Inc Class A (l)	104	107
		27,922,178
TOTAL COMMUNICATION SERVICES		253,426,446

Consumer Discretionary - 2.0%
Automobile Components - 0.0%
UC Holdings Inc (k)(l)	677,217	6
Broadline Retail - 0.4%
Amazon.com Inc (l)	256,900	47,377,498
Hotels, Restaurants & Leisure - 0.7%
Airbnb Inc Class A (l)	202,100	24,640,032
Booking Holdings Inc	4,600	23,456,688
Boyd Gaming Corp	453,873	31,380,780
Domino's Pizza Inc	30,300	14,858,211
New Cotai LLC / New Cotai Capital Corp (b)(k)(l)	3,366,626	706,991
		95,042,702
Household Durables - 0.4%
TopBuild Corp (l)	174,900	51,728,424
Specialty Retail - 0.4%
Dick's Sporting Goods Inc	140,400	26,358,696
Williams-Sonoma Inc	152,606	23,573,049
		49,931,745
Textiles, Apparel & Luxury Goods - 0.1%
Arena Brands Holding Corp (b)(k)(l)	659,302	10,792,774
Crocs Inc (l)	137,705	13,277,516
		24,070,290
TOTAL CONSUMER DISCRETIONARY		268,150,665

Consumer Staples - 0.3%
Beverages - 0.1%
Celsius Holdings Inc (l)	238,100	8,323,976
Consumer Staples Distribution & Retail - 0.2%
Southeastern Grocers Inc rights (k)(l)	793,345	31,083
US Foods Holding Corp (l)	310,200	20,367,732
		20,398,815
Personal Care Products - 0.0%
elf Beauty Inc (l)(m)	104,900	6,490,163
TOTAL CONSUMER STAPLES		35,212,954

Energy - 0.4%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd (k)(l)	193,218	1
Superior Energy Services Inc Class A (k)(l)	110,370	5,777,870
		5,777,871
Oil, Gas & Consumable Fuels - 0.4%
California Resources Corp	17,780	613,588
Canvas Energy Inc Series B warrants 10/1/2025 (k)(l)	392	0
Energy Transfer LP	1,252,700	20,719,658
EP Energy Corp (k)(l)	841,775	1,127,979
Expand Energy Corp	954	99,121
Expand Energy Corp warrants 2/9/2026 (l)	1,803	155,905
Mesquite Energy Inc (k)(l)	317,026	27,676,340
Unit Corp	37,978	960,843
		51,353,434
TOTAL ENERGY		57,131,305

Financials - 3.2%
Capital Markets - 0.6%
Ares Management Corp Class A	145,100	22,132,103
Blue Owl Capital Inc Class A	1,137,300	21,074,169
Coinbase Global Inc Class A (l)	95,100	19,294,839
Moody's Corp	33,900	15,360,768
PJT Partners Inc Class A	5,092	721,587
		78,583,466
Consumer Finance - 0.2%
OneMain Holdings Inc	569,200	26,792,244
Financial Services - 1.9%
Apollo Global Management Inc	610,300	83,293,744
Block Inc Class A (l)	377,300	22,060,731
Carnelian Point Holdings LP warrants 6/30/2027 (k)(l)	931	2,719
Fiserv Inc (l)	164,300	30,324,851
Mastercard Inc Class A	92,500	50,695,550
Visa Inc Class A	178,500	61,671,750
		248,049,345
Insurance - 0.5%
Arthur J Gallagher & Co	211,900	67,954,211
TOTAL FINANCIALS		421,379,266

Health Care - 0.2%
Health Care Providers & Services - 0.2%
Cano Health LLC warrants (k)(l)	10,791	29,783
DaVita Inc (l)	86,600	12,258,230
Encompass Health Corp	34	3,978
Enhabit Inc (l)	17	136
Tenet Healthcare Corp (l)	105,498	15,080,939
		27,373,066
Industrials - 3.9%
Aerospace & Defense - 0.1%
TransDigm Group Inc	13,200	18,652,524
Building Products - 0.7%
Builders FirstSource Inc (l)	90,400	10,814,552
Carlisle Cos Inc	113,900	43,222,772
Trane Technologies PLC	114,800	44,003,988
		98,041,312
Construction & Engineering - 1.4%
Comfort Systems USA Inc	237,200	94,298,860
EMCOR Group Inc	97,500	39,068,250
IES Holdings Inc (l)	94,400	18,566,592
WillScot Holdings Corp	610,100	15,325,712
		167,259,414
Electrical Equipment - 1.2%
Eaton Corp PLC	206,300	60,728,531
NEXTracker Inc Class A (l)	876,300	35,586,543
nVent Electric PLC	315,900	17,346,069
Vertiv Holdings Co Class A	414,400	35,381,472
		149,042,615
Machinery - 0.4%
Allison Transmission Holdings Inc	151,500	13,974,360
Deere & Co	14,600	6,767,976
Parker-Hannifin Corp	58,900	35,638,034
		56,380,370
Passenger Airlines - 0.0%
Spirit Aviation Holdings Inc	265,711	2,218,687
Spirit Aviation Holdings Inc	57,517	480,267
		2,698,954
Trading Companies & Distributors - 0.1%
Core & Main Inc Class A (l)	352,800	18,585,504
Penhall Acquisition Company (k)(l)	34,884	0
		18,585,504
TOTAL INDUSTRIALS		510,660,693

Information Technology - 4.6%
Communications Equipment - 0.2%
Arista Networks Inc	384,000	31,591,680
IT Services - 0.0%
GTT Communications Inc (k)(l)	85,487	3,977,710
Semiconductors & Semiconductor Equipment - 2.3%
KLA Corp	42,500	29,864,325
Lam Research Corp	579,000	41,496,930
Marvell Technology Inc	273,600	15,970,032
Micron Technology Inc	170,800	13,143,060
MKS Instruments Inc	155,900	10,934,826
NVIDIA Corp	1,349,000	146,933,081
ON Semiconductor Corp (l)	700,403	27,805,999
		286,148,253
Software - 2.0%
Adobe Inc (l)	80,400	30,148,392
AppLovin Corp Class A (l)	37,700	10,152,987
Autodesk Inc (l)	75,700	20,760,725
Gen Digital Inc	606,400	15,687,568
Microsoft Corp	185,200	73,202,152
Monday.com Ltd (l)	199,800	56,141,802
Oracle Corp	169,900	23,908,328
Salesforce Inc	111,700	30,014,907
		260,016,861
Technology Hardware, Storage & Peripherals - 0.1%
Dell Technologies Inc Class C	148,200	13,598,832
TOTAL INFORMATION TECHNOLOGY		595,333,336

Materials - 0.6%
Chemicals - 0.1%
Chemours Co/The	857,210	10,612,260
Construction Materials - 0.4%
Eagle Materials Inc	142,000	32,147,380
Martin Marietta Materials Inc	23,300	12,208,734
		44,356,114
Containers & Packaging - 0.1%
Graphic Packaging Holding CO	746,300	18,888,853
Metals & Mining - 0.0%
Elah Holdings Inc (l)	906	16,706
TOTAL MATERIALS		73,873,933

Utilities - 1.3%
Electric Utilities - 0.7%
Constellation Energy Corp	254,300	56,820,792
PG&E Corp	2,097,796	34,655,590
Portland General Electric Co	14,817	624,092
		92,100,474
Independent Power and Renewable Electricity Producers - 0.6%
PureWest Energy LLC (k)(l)	17,812	4,004
Vistra Corp	636,300	82,483,569
		82,487,573
TOTAL UTILITIES		174,588,047

TOTAL UNITED STATES		2,417,129,711
TOTAL COMMON STOCKS (Cost $2,073,062,595)		2,608,319,664

Convertible Corporate Bonds - 0.7%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.7%
Communication Services - 0.3%
Media - 0.3%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind	36,499,762	39,350,393
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
New Cotai LLC 5% 2/24/2027 (k)	4,458,204	4,488,074
Financials - 0.1%
Capital Markets - 0.1%
Coinbase Global Inc 0.25% 4/1/2030	8,566,000	8,510,321
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Wolfspeed Inc 1.875% 12/1/2029	118,424,000	33,217,932
TOTAL UNITED STATES		85,566,720
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $125,985,004)		85,566,720

Non-Convertible Corporate Bonds - 51.3%
	Principal Amount (a)	Value ($)
AUSTRALIA - 0.4%
Materials - 0.4%
Metals & Mining - 0.4%
FMG Resources August 2006 Pty Ltd 4.375% 4/1/2031 (d)	8,990,000	8,136,234
FMG Resources August 2006 Pty Ltd 4.5% 9/15/2027 (d)	9,015,000	8,793,896
Mineral Resources Ltd 8% 11/1/2027 (d)	9,005,000	8,552,251
Mineral Resources Ltd 8.125% 5/1/2027 (d)	18,015,000	17,519,439
Mineral Resources Ltd 8.5% 5/1/2030 (d)	4,475,000	4,065,107
Mineral Resources Ltd 9.25% 10/1/2028 (d)	10,605,000	10,029,293

TOTAL AUSTRALIA		57,096,220
BRAZIL - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
ERO Copper Corp 6.5% 2/15/2030 (d)	9,085,000	8,755,669
CANADA - 1.7%
Consumer Discretionary - 0.6%
Hotels, Restaurants & Leisure - 0.5%
1011778 BC ULC / New Red Finance Inc 3.875% 1/15/2028 (d)	12,115,000	11,632,796
1011778 BC ULC / New Red Finance Inc 4% 10/15/2030 (d)	39,005,000	35,495,816
1011778 BC ULC / New Red Finance Inc 4.375% 1/15/2028 (d)	10,600,000	10,261,814
Ontario Gaming GTA LP/OTG Co-Issuer Inc 8% 8/1/2030 (d)	12,285,000	11,820,755
		69,211,181
Household Durables - 0.1%
Brookfield Residential Properties Inc / Brookfield Residential US LLC 4.875% 2/15/2030 (d)	7,775,000	6,768,526
TOTAL CONSUMER DISCRETIONARY		75,979,707

Consumer Staples - 0.0%
Household Products - 0.0%
Kronos Acquisition Holdings Inc 8.25% 6/30/2031 (d)	12,120,000	10,016,677
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Parkland Corp 4.5% 10/1/2029 (d)	8,995,000	8,480,211
Parkland Corp 4.625% 5/1/2030 (d)	12,175,000	11,459,397
Parkland Corp 6.625% 8/15/2032 (d)	6,030,000	6,002,226
Teine Energy Ltd 6.875% 4/15/2029 (d)	8,990,000	8,533,696
		34,475,530
Financials - 0.0%
Insurance - 0.0%
Jones Deslauriers Insurance Management Inc 10.5% 12/15/2030 (d)	3,840,000	4,130,814
Industrials - 0.4%
Aerospace & Defense - 0.3%
Bombardier Inc 6% 2/15/2028 (d)	6,075,000	6,007,600
Bombardier Inc 7.125% 6/15/2026 (d)	3,102,000	3,109,771
Bombardier Inc 7.25% 7/1/2031 (d)	6,080,000	6,225,038
Bombardier Inc 7.875% 4/15/2027 (d)	9,046,000	9,068,072
Bombardier Inc 8.75% 11/15/2030 (d)	9,040,000	9,686,459
		34,096,940
Machinery - 0.0%
ATS Corp 4.125% 12/15/2028 (d)	7,895,000	7,325,570
Passenger Airlines - 0.1%
Air Canada 3.875% 8/15/2026 (d)	9,105,000	8,934,236
TOTAL INDUSTRIALS		50,356,746

Information Technology - 0.2%
Software - 0.2%
Open Text Corp 6.9% 12/1/2027 (d)	10,610,000	10,912,644
Open Text Holdings Inc 4.125% 12/1/2031 (d)	5,485,000	4,905,277
Open Text Holdings Inc 4.125% 2/15/2030 (d)	5,690,000	5,257,983
		21,075,904
Materials - 0.2%
Chemicals - 0.1%
NOVA Chemicals Corp 8.5% 11/15/2028 (d)	8,160,000	8,600,020
Containers & Packaging - 0.1%
Cascades Inc/Cascades USA Inc 5.125% 1/15/2026 (d)	5,600,000	5,569,458
Cascades Inc/Cascades USA Inc 5.375% 1/15/2028 (d)	5,600,000	5,458,748
Intelligent Packaging Ltd Finco Inc / Intelligent Packaging Ltd Co-Issuer LLC 6% 9/15/2028 (d)	4,230,000	4,194,404
		15,222,610
Metals & Mining - 0.0%
Hudbay Minerals Inc 4.5% 4/1/2026 (d)	7,020,000	6,888,718
TOTAL MATERIALS		30,711,348

TOTAL CANADA		226,746,726
COLOMBIA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Gran Tierra Energy Inc 9.5% 10/15/2029 (d)	7,555,000	5,911,788
FRANCE - 1.4%
Communication Services - 1.3%
Diversified Telecommunication Services - 1.3%
Altice France SA 5.125% 1/15/2029 (d)	2,945,000	2,386,058
Altice France SA 5.125% 7/15/2029 (d)	83,885,000	68,440,379
Altice France SA 5.5% 1/15/2028 (d)	4,740,000	3,924,221
Altice France SA 5.5% 10/15/2029 (d)	110,465,000	90,427,765
		165,178,423
Energy - 0.1%
Energy Equipment & Services - 0.1%
Vallourec SACA 7.5% 4/15/2032 (d)	12,405,000	12,858,650
TOTAL FRANCE		178,037,073
GERMANY - 0.1%
Materials - 0.1%
Paper & Forest Products - 0.1%
Mercer International Inc 5.125% 2/1/2029	15,060,000	12,387,537
GUATEMALA - 0.0%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
Millicom International Cellular SA 4.5% 4/27/2031 (d)	1,725,000	1,535,249
HONG KONG - 0.1%
Industrials - 0.1%
Marine Transportation - 0.1%
Seaspan Corp 5.5% 8/1/2029 (d)	9,095,000	8,296,966
INDIA - 0.0%
Information Technology - 0.0%
IT Services - 0.0%
CA Magnum Holdings 5.375% 10/31/2026 (d)	4,870,000	4,742,163
ISRAEL - 0.1%
Health Care - 0.1%
Pharmaceuticals - 0.1%
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027	6,085,000	5,971,557
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	6,085,000	5,912,863
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	5,935,000	6,362,753

TOTAL ISRAEL		18,247,173
LUXEMBOURG - 0.4%
Communication Services - 0.3%
Media - 0.3%
Altice Financing SA 5% 1/15/2028 (d)	14,560,000	11,181,767
Altice Financing SA 5.75% 8/15/2029 (d)	25,600,000	18,880,553
		30,062,320
Information Technology - 0.1%
Software - 0.1%
ION Trading Technologies Sarl 5.75% 5/15/2028 (d)	12,040,000	10,831,768
ION Trading Technologies Sarl 9.5% 5/30/2029 (d)	9,105,000	8,761,618
		19,593,386
Materials - 0.0%
Metals & Mining - 0.0%
Algoma Steel Sca 0% 12/31/2049 (k)	1,981,620	0
TOTAL LUXEMBOURG		49,655,706
MACAU - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Studio City Finance Ltd 5% 1/15/2029 (d)	5,700,000	4,999,356
MEXICO - 0.1%
Energy - 0.1%
Energy Equipment & Services - 0.1%
Borr IHC Ltd / Borr Finance LLC 10% 11/15/2028 (d)	8,355,366	6,914,065
Borr IHC Ltd / Borr Finance LLC 10.375% 11/15/2030 (d)	2,859,126	2,287,301

TOTAL MEXICO		9,201,366
NETHERLANDS - 0.2%
Communication Services - 0.2%
Media - 0.2%
VZ Secured Financing BV 5% 1/15/2032 (d)	24,310,000	21,214,025
Ziggo BV 4.875% 1/15/2030 (d)	7,990,000	7,355,942

TOTAL NETHERLANDS		28,569,967
NORWAY - 0.1%
Energy - 0.1%
Energy Equipment & Services - 0.1%
Seadrill Finance Ltd 8.375% 8/1/2030 (d)	11,920,000	11,162,435
SPAIN - 0.1%
Health Care - 0.0%
Biotechnology - 0.0%
Grifols SA 4.75% 10/15/2028 (d)	6,075,000	5,655,070
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/2028 (d)	7,820,000	7,430,435
TOTAL SPAIN		13,085,505
SWITZERLAND - 0.1%
Materials - 0.1%
Chemicals - 0.1%
Consolidated Energy Finance SA 12% 2/15/2031 (d)	9,700,000	8,744,323
TURKEY - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Eldorado Gold Corp 6.25% 9/1/2029 (d)	13,719,000	13,558,076
UNITED KINGDOM - 1.3%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Vmed O2 UK Financing I PLC 4.75% 7/15/2031 (d)	21,200,000	18,625,669
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
Macquarie Airfinance Holdings Ltd 6.4% 3/26/2029 (d)	4,205,000	4,315,903
Macquarie Airfinance Holdings Ltd 6.5% 3/26/2031 (d)	6,430,000	6,604,883
Macquarie Airfinance Holdings Ltd 8.125% 3/30/2029 (d)	8,990,000	9,401,850
		20,322,636
Automobiles - 0.0%
Mclaren Finance PLC 7.5% 8/1/2026 (d)	8,290,000	8,296,217
TOTAL CONSUMER DISCRETIONARY		28,618,853

Energy - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
EG Global Finance PLC 12% 11/30/2028 (d)	98,190,000	108,235,132
Health Care - 0.0%
Health Care Providers & Services - 0.0%
180 Medical Inc 3.875% 10/15/2029 (d)	6,495,000	6,082,395
Industrials - 0.1%
Aerospace & Defense - 0.1%
Rolls-Royce PLC 5.75% 10/15/2027 (d)	10,870,000	11,118,216
TOTAL UNITED KINGDOM		172,680,265
UNITED STATES - 44.7%
Communication Services - 3.1%
Diversified Telecommunication Services - 0.2%
Frontier Communications Holdings LLC 5% 5/1/2028 (d)	19,575,000	19,372,965
Frontier Communications Holdings LLC 5.875% 10/15/2027 (d)	10,375,000	10,363,265
Qwest Corp 7.25% 9/15/2025	1,480,000	1,474,227
		31,210,457
Entertainment - 0.1%
ROBLOX Corp 3.875% 5/1/2030 (d)	9,120,000	8,439,690
Media - 2.8%
DISH Network Corp 11.75% 11/15/2027 (d)	59,780,000	62,825,714
EchoStar Corp 10.75% 11/30/2029	153,505,256	162,310,884
EchoStar Corp 6.75% 11/30/2030 pay-in-kind (e)	44,624,450	41,593,236
Scripps Escrow II Inc 3.875% 1/15/2029 (d)	2,820,000	2,148,759
Sirius XM Radio LLC 3.875% 9/1/2031 (d)	12,130,000	10,406,061
Sirius XM Radio LLC 4% 7/15/2028 (d)	10,140,000	9,538,971
Sirius XM Radio LLC 5% 8/1/2027 (d)	8,280,000	8,180,434
Univision Communications Inc 4.5% 5/1/2029 (d)	12,060,000	10,341,645
Univision Communications Inc 7.375% 6/30/2030 (d)	39,140,000	35,650,473
Univision Communications Inc 8.5% 7/31/2031 (d)	21,160,000	19,980,892
		362,977,069
TOTAL COMMUNICATION SERVICES		402,627,216

Consumer Discretionary - 5.6%
Automobile Components - 0.4%
Adient Global Holdings Ltd 7% 4/15/2028 (d)	5,935,000	5,986,830
Clarios Global LP / Clarios US Finance Co 6.75% 5/15/2028 (d)	11,885,000	12,070,632
Dana Inc 4.25% 9/1/2030	8,870,000	8,181,864
Dana Inc 4.5% 2/15/2032	9,135,000	8,220,817
Hertz Corp/The 12.625% 7/15/2029 (d)	2,915,000	2,835,217
Hertz Corp/The 5.5% (d)(j)(k)	10,890,000	653,399
Hertz Corp/The 6% (d)(j)(k)	10,285,000	2,005,575
Hertz Corp/The 6.25% (j)(k)	11,875,000	860,938
Hertz Corp/The 7.125% (d)(j)(k)	10,285,000	2,211,275
Nesco Holdings II Inc 5.5% 4/15/2029 (d)	14,525,000	13,165,653
		56,192,200
Broadline Retail - 0.1%
ANGI Group LLC 3.875% 8/15/2028 (d)	5,530,000	5,039,972
Wayfair LLC 7.25% 10/31/2029 (d)	13,000,000	11,874,151
		16,914,123
Distributors - 0.0%
Windsor Holdings III LLC 8.5% 6/15/2030 (d)	5,960,000	6,273,168
Diversified Consumer Services - 0.4%
Adtalem Global Education Inc 5.5% 3/1/2028 (d)	9,010,000	8,905,539
Service Corp International/US 4% 5/15/2031	12,070,000	11,020,493
TKC Holdings Inc 6.875% 5/15/2028 (d)	20,025,000	20,026,342
WASH Multifamily Acquisition Inc 5.75% 4/15/2026 (d)	9,760,000	9,661,957
		49,614,331
Hotels, Restaurants & Leisure - 3.0%
Bloomin' Brands Inc / OSI Restaurant Partners LLC 5.125% 4/15/2029 (d)	5,565,000	4,804,634
Boyd Gaming Corp 4.75% 6/15/2031 (d)	15,120,000	14,096,149
Boyne USA Inc 4.75% 5/15/2029 (d)	6,360,000	6,052,497
Carnival Corp 4% 8/1/2028 (d)	56,090,000	53,495,838
Carnival Corp 7% 8/15/2029 (d)	6,075,000	6,337,027
Carnival Corp 7.625% 3/1/2026 (d)	19,665,000	19,690,250
Churchill Downs Inc 5.75% 4/1/2030 (d)	14,970,000	14,640,367
Churchill Downs Inc 6.75% 5/1/2031 (d)	11,880,000	11,998,527
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 4.625% 1/15/2029 (d)	25,865,000	23,960,824
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 6.75% 1/15/2030 (d)	34,295,000	30,004,964
Hilton Domestic Operating Co Inc 3.75% 5/1/2029 (d)	5,595,000	5,260,335
Hilton Domestic Operating Co Inc 4% 5/1/2031 (d)	8,395,000	7,699,074
Hilton Domestic Operating Co Inc 4.875% 1/15/2030	6,900,000	6,761,605
Hilton Domestic Operating Co Inc 5.875% 4/1/2029 (d)	8,555,000	8,643,721
Hilton Domestic Operating Co Inc 6.125% 4/1/2032 (d)	11,955,000	12,114,049
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 4/1/2027	8,435,000	8,403,834
Jacobs Entertainment Inc 6.75% 2/15/2029 (d)	8,585,000	7,812,350
Light & Wonder International Inc 7.5% 9/1/2031 (d)	5,990,000	6,154,550
MGM Resorts International 4.75% 10/15/2028	11,125,000	10,727,212
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC 8.25% 4/15/2030 (d)	17,220,000	17,217,220
NCL Corp Ltd 5.875% 2/15/2027 (d)	12,100,000	12,043,557
Neogen Food Safety Corp 8.625% 7/20/2030 (d)	5,205,000	5,254,369
Papa John's International Inc 3.875% 9/15/2029 (d)	5,560,000	5,118,206
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp 5.625% 9/1/2029 (d)	13,730,000	8,032,050
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp 5.875% 9/1/2031 (d)	2,100,000	1,092,000
Royal Caribbean Cruises Ltd 5.375% 7/15/2027 (d)	9,125,000	9,114,349
Royal Caribbean Cruises Ltd 6.25% 3/15/2032 (d)	12,110,000	12,291,499
SeaWorld Parks & Entertainment Inc 5.25% 8/15/2029 (d)	12,145,000	11,543,495
Station Casinos LLC 4.625% 12/1/2031 (d)	9,135,000	8,257,788
Viking Ocean Cruises Ship VII Ltd 5.625% 2/15/2029 (d)	4,965,000	4,915,206
VOC Escrow Ltd 5% 2/15/2028 (d)	19,690,000	19,311,767
Yum! Brands Inc 4.625% 1/31/2032	11,975,000	11,272,279
		384,121,592
Household Durables - 0.5%
Ashton Woods USA LLC / Ashton Woods Finance Co 4.625% 4/1/2030 (d)	8,940,000	8,195,581
Century Communities Inc 3.875% 8/15/2029 (d)	9,110,000	8,126,065
LGI Homes Inc 8.75% 12/15/2028 (d)	6,060,000	6,119,418
Somnigroup International Inc 3.875% 10/15/2031 (d)	15,965,000	14,014,192
Somnigroup International Inc 4% 4/15/2029 (d)	15,925,000	14,785,044
TopBuild Corp 3.625% 3/15/2029 (d)	5,910,000	5,493,820
Tri Pointe Homes Inc 5.7% 6/15/2028	14,380,000	14,373,588
		71,107,708
Specialty Retail - 1.1%
Asbury Automotive Group Inc 4.5% 3/1/2028	3,534,000	3,421,013
Asbury Automotive Group Inc 4.625% 11/15/2029 (d)	10,005,000	9,408,398
Asbury Automotive Group Inc 4.75% 3/1/2030	3,523,000	3,294,692
Asbury Automotive Group Inc 5% 2/15/2032 (d)	10,800,000	9,842,371
Bath & Body Works Inc 6.625% 10/1/2030 (d)	23,165,000	23,572,843
Bath & Body Works Inc 6.75% 7/1/2036	12,766,000	12,559,763
Bath & Body Works Inc 7.5% 6/15/2029	8,335,000	8,498,474
LBM Acquisition LLC 6.25% 1/15/2029 (d)	17,805,000	15,602,203
LCM Investments Holdings II LLC 8.25% 8/1/2031 (d)	7,185,000	7,514,712
Petsmart Inc / Petsmart Finance Corp 4.75% 2/15/2028 (d)	16,195,000	15,478,405
Petsmart Inc / Petsmart Finance Corp 7.75% 2/15/2029 (d)	17,680,000	16,466,721
Wand NewCo 3 Inc 7.625% 1/30/2032 (d)	12,115,000	12,480,679
		138,140,274
Textiles, Apparel & Luxury Goods - 0.1%
Crocs Inc 4.125% 8/15/2031 (d)	6,075,000	5,309,953
Crocs Inc 4.25% 3/15/2029 (d)	8,675,000	8,050,921
Kontoor Brands Inc 4.125% 11/15/2029 (d)	5,320,000	4,888,351
		18,249,225
TOTAL CONSUMER DISCRETIONARY		740,612,621

Consumer Staples - 2.7%
Beverages - 0.0%
Primo Water Holdings Inc / Triton Water Holdings Inc 6.25% 4/1/2029 (d)	6,360,000	6,324,792
Consumer Staples Distribution & Retail - 1.4%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 3.5% 3/15/2029 (d)	36,160,000	33,726,896
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 4.625% 1/15/2027 (d)	25,300,000	25,013,819
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 4.875% 2/15/2030 (d)	44,700,000	43,182,328
C&S Group Enterprises LLC 5% 12/15/2028 (d)	8,615,000	7,204,317
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 9% 2/15/2029 (d)	33,960,000	34,741,114
Performance Food Group Inc 4.25% 8/1/2029 (d)	8,495,000	8,040,121
Performance Food Group Inc 5.5% 10/15/2027 (d)	8,855,000	8,782,416
US Foods Inc 4.625% 6/1/2030 (d)	7,520,000	7,162,660
US Foods Inc 7.25% 1/15/2032 (d)	5,990,000	6,266,198
		174,119,869
Food Products - 1.1%
Chobani LLC / Chobani Finance Corp Inc 4.625% 11/15/2028 (d)	6,285,000	6,179,421
Darling Ingredients Inc 6% 6/15/2030 (d)	13,885,000	13,845,839
Fiesta Purchaser Inc 7.875% 3/1/2031 (d)	11,455,000	11,999,788
Fiesta Purchaser Inc 9.625% 9/15/2032 (d)	7,330,000	7,664,483
Lamb Weston Holdings Inc 4.125% 1/31/2030 (d)	12,150,000	11,398,100
Lamb Weston Holdings Inc 4.375% 1/31/2032 (d)	6,075,000	5,565,415
Post Holdings Inc 4.5% 9/15/2031 (d)	47,500,000	43,226,854
Post Holdings Inc 4.625% 4/15/2030 (d)	15,630,000	14,732,916
Post Holdings Inc 5.5% 12/15/2029 (d)	21,040,000	20,650,823
Simmons Foods Inc/Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed 4.625% 3/1/2029 (d)	8,340,000	7,747,507
		143,011,146
Household Products - 0.0%
Spectrum Brands Inc 3.875% 3/15/2031 (d)	1,993,000	1,646,051
Personal Care Products - 0.2%
BellRing Brands Inc 7% 3/15/2030 (d)	14,740,000	15,293,330
Hfc Prestige Products Inc/Hfc Prestige International Us LLC 4.75% 1/15/2029 (d)	8,760,000	8,426,677
		23,720,007
TOTAL CONSUMER STAPLES		348,821,865

Energy - 6.5%
Energy Equipment & Services - 0.7%
Diamond Foreign Asset Co / Diamond Finance LLC 8.5% 10/1/2030 (d)	5,990,000	5,726,500
Nabors Industries Inc 9.125% 1/31/2030 (d)	12,085,000	10,943,697
Nabors Industries Ltd 7.5% 1/15/2028 (d)	9,715,000	7,731,154
Noble Finance II LLC 8% 4/15/2030 (d)	5,935,000	5,654,674
Nustar Logistics LP 6% 6/1/2026	12,025,000	12,028,610
Transocean Inc 8% 2/1/2027 (d)	7,668,000	7,123,116
Transocean Inc 8.25% 5/15/2029 (d)	4,565,000	3,698,322
Transocean Inc 8.5% 5/15/2031 (d)	4,565,000	3,528,923
Transocean Inc 8.75% 2/15/2030 (d)	18,908,000	18,482,388
Transocean Titan Financing Ltd 8.375% 2/1/2028 (d)	11,118,619	11,014,681
Valaris Ltd 8.375% 4/30/2030 (d)	5,985,000	5,607,876
		91,539,941
Oil, Gas & Consumable Fuels - 5.8%
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.375% 6/15/2029 (d)	9,060,000	8,841,698
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 1/15/2028 (d)	17,645,000	17,539,212
California Resources Corp 8.25% 6/15/2029 (d)	6,045,000	5,763,339
Chesapeake Energy Corp 7% (j)(k)	6,915,000	1
Chesapeake Energy Corp 8% (j)(k)	2,132,000	0
Chesapeake Energy Corp 8% (j)(k)	3,385,000	0
CITGO Petroleum Corp 6.375% 6/15/2026 (d)	8,760,000	8,712,677
CITGO Petroleum Corp 8.375% 1/15/2029 (d)	26,350,000	26,362,806
Civitas Resources Inc 8.625% 11/1/2030 (d)	12,020,000	11,584,850
CNX Midstream Partners LP 4.75% 4/15/2030 (d)	6,435,000	5,923,237
CNX Resources Corp 6% 1/15/2029 (d)	5,345,000	5,185,560
CNX Resources Corp 7.375% 1/15/2031 (d)	5,930,000	5,935,960
Comstock Resources Inc 5.875% 1/15/2030 (d)	32,085,000	29,044,990
Comstock Resources Inc 6.75% 3/1/2029 (d)	20,060,000	19,120,979
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/2031 (d)	27,225,000	26,125,983
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/2033 (d)	16,090,000	16,929,641
CrownRock LP / CrownRock Finance Inc 5% 5/1/2029 (d)	5,055,000	5,126,554
CVR Energy Inc 5.75% 2/15/2028 (d)	22,655,000	20,675,583
CVR Energy Inc 8.5% 1/15/2029 (d)	42,375,000	38,938,201
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.125% 6/1/2028 (d)	17,655,000	17,444,510
DT Midstream Inc 4.125% 6/15/2029 (d)	9,070,000	8,512,459
DT Midstream Inc 4.375% 6/15/2031 (d)	9,070,000	8,353,817
Energy Transfer LP 5.5% 6/1/2027	16,735,000	16,988,824
Energy Transfer LP 5.625% 5/1/2027 (d)	18,015,000	18,020,291
Energy Transfer LP 6% 2/1/2029 (d)	25,785,000	26,066,603
Energy Transfer LP 7.375% 2/1/2031 (d)	5,000,000	5,233,132
Expand Energy Corp 5.375% 3/15/2030	12,145,000	12,057,035
Expand Energy Corp 5.875% 2/1/2029 (d)	5,840,000	5,817,839
Expand Energy Corp 6.75% 4/15/2029 (d)	8,995,000	9,060,358
Global Partners LP / GLP Finance Corp 8.25% 1/15/2032 (d)	7,505,000	7,640,240
Hess Midstream Operations LP 4.25% 2/15/2030 (d)	9,875,000	9,269,615
Hess Midstream Operations LP 5.125% 6/15/2028 (d)	11,235,000	10,998,908
Hess Midstream Operations LP 5.5% 10/15/2030 (d)	6,060,000	5,917,063
HF Sinclair Corp 5% 2/1/2028	7,615,000	7,536,254
HF Sinclair Corp 6.375% 4/15/2027	3,535,000	3,567,844
Hilcorp Energy I LP / Hilcorp Finance Co 6.25% 11/1/2028 (d)	12,280,000	11,882,870
Howard Midstream Energy Partners LLC 8.875% 7/15/2028 (d)	14,895,000	15,479,882
Kinetik Holdings LP 5.875% 6/15/2030 (d)	9,060,000	8,852,073
Moss Creek Resources Holdings Inc 8.25% 9/1/2031 (d)	6,030,000	5,540,986
Murphy Oil USA Inc 3.75% 2/15/2031 (d)	5,300,000	4,776,882
Murphy Oil USA Inc 4.75% 9/15/2029	6,860,000	6,623,558
Murphy Oil USA Inc 5.625% 5/1/2027	6,030,000	6,003,569
Northern Oil & Gas Inc 8.125% 3/1/2028 (d)	6,005,000	5,928,425
Northern Oil & Gas Inc 8.75% 6/15/2031 (d)	11,950,000	11,480,724
Occidental Petroleum Corp 7.2% 3/15/2029	3,964,000	4,165,986
ONEOK Inc 6.5% 9/1/2030 (d)	17,745,000	18,747,930
PBF Holding Co LLC / PBF Finance Corp 6% 2/15/2028	27,530,000	24,289,729
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (d)	25,400,000	20,895,752
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (d)	14,650,000	12,894,882
Permian Resources Operating LLC 5.875% 7/1/2029 (d)	8,645,000	8,428,875
Sitio Royalties Operating Partnership LP / Sitio Finance Corp 7.875% 11/1/2028 (d)	15,045,000	15,461,506
SM Energy Co 6.625% 1/15/2027	21,320,000	20,948,214
SM Energy Co 6.75% 9/15/2026	4,550,000	4,508,368
Sunoco LP / Sunoco Finance Corp 4.5% 4/30/2030	12,185,000	11,466,871
Sunoco LP / Sunoco Finance Corp 4.5% 5/15/2029	10,170,000	9,635,301
Sunoco LP / Sunoco Finance Corp 7% 9/15/2028 (d)	5,990,000	6,134,946
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 5.5% 1/15/2028 (d)	595,000	578,479
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 3/1/2027 (d)	5,935,000	5,858,505
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 9/1/2031 (d)	11,485,000	10,587,676
Talos Production Inc 9% 2/1/2029 (d)	5,340,000	5,119,134
Talos Production Inc 9.375% 2/1/2031 (d)	6,055,000	5,693,070
Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.875% 2/1/2031	10,360,000	10,075,770
Unit Corp 0% 12/1/2029 (Escrow) (k)	2,202,000	0
Venture Global Calcasieu 3.875% 8/15/2029 (d)	7,585,000	6,946,533
Venture Global Calcasieu 4.125% 8/15/2031 (d)	7,585,000	6,814,009
Venture Global Calcasieu 6.25% 1/15/2030 (d)	23,810,000	23,816,548
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (d)	13,130,000	13,470,166
Venture Global Plaquemines LNG LLC 7.75% 5/1/2035 (d)	13,420,000	13,780,973
		761,184,255
TOTAL ENERGY		852,724,196

Financials - 5.8%
Capital Markets - 0.7%
AssuredPartners Inc 5.625% 1/15/2029 (d)	8,355,000	8,326,138
AssuredPartners Inc 7.5% 2/15/2032 (d)	6,065,000	6,446,313
BroadStreet Partners Inc 5.875% 4/15/2029 (d)	15,505,000	14,970,485
Coinbase Global Inc 3.375% 10/1/2028 (d)	29,675,000	27,312,573
Coinbase Global Inc 3.625% 10/1/2031 (d)	18,050,000	15,664,449
Hightower Holding LLC 6.75% 4/15/2029 (d)	5,945,000	5,684,612
Jane Street Group / JSG Finance Inc 4.5% 11/15/2029 (d)	8,740,000	8,319,618
MSCI Inc 4% 11/15/2029 (d)	3,245,000	3,104,283
		89,828,471
Consumer Finance - 2.0%
Ally Financial Inc 8% 11/1/2031	144,500,000	160,019,404
Ally Financial Inc 8% 11/1/2031	20,638,000	22,668,332
OneMain Finance Corp 4% 9/15/2030	5,610,000	4,974,470
OneMain Finance Corp 5.375% 11/15/2029	9,400,000	8,985,930
OneMain Finance Corp 6.625% 1/15/2028	7,305,000	7,356,151
OneMain Finance Corp 7.125% 3/15/2026	50,145,000	50,583,518
OneMain Finance Corp 7.875% 3/15/2030	6,055,000	6,255,057
		260,842,862
Financial Services - 0.9%
Block Inc 3.5% 6/1/2031	12,070,000	10,773,241
Compass Group Diversified Holdings LLC 5% 1/15/2032 (d)	6,090,000	5,451,241
Compass Group Diversified Holdings LLC 5.25% 4/15/2029 (d)	17,730,000	16,725,459
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (d)	7,815,000	7,641,681
Icahn Enterprises LP / Icahn Enterprises Finance Corp 4.375% 2/1/2029	11,165,000	9,309,565
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027	38,210,000	36,232,541
Icahn Enterprises LP / Icahn Enterprises Finance Corp 6.25% 5/15/2026	14,451,000	14,397,235
James Hardie International Finance DAC 5% 1/15/2028 (d)	4,136,000	4,031,102
MGIC Investment Corp 5.25% 8/15/2028	7,710,000	7,692,933
NCR Atleos Corp 9.5% 4/1/2029 (d)	8,995,000	9,677,487
		121,932,485
Insurance - 2.2%
Acrisure LLC / Acrisure Finance Inc 6% 8/1/2029 (d)	9,105,000	8,625,913
Acrisure LLC / Acrisure Finance Inc 7.5% 11/6/2030 (d)	6,065,000	6,178,482
Acrisure LLC / Acrisure Finance Inc 8.25% 2/1/2029 (d)	28,450,000	29,109,358
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 4.25% 10/15/2027 (d)	11,125,000	10,734,703
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 5.875% 11/1/2029 (d)	9,115,000	8,799,087
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 10/15/2027 (d)	49,965,000	49,605,779
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 4/15/2028 (d)	35,177,000	35,430,274
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 7% 1/15/2031 (d)	10,385,000	10,539,709
AmWINS Group Inc 4.875% 6/30/2029 (d)	8,805,000	8,406,376
HUB International Ltd 5.625% 12/1/2029 (d)	36,135,000	35,299,443
HUB International Ltd 7.25% 6/15/2030 (d)	38,895,000	40,343,566
HUB International Ltd 7.375% 1/31/2032 (d)	15,140,000	15,597,863
Panther Escrow Issuer LLC 7.125% 6/1/2031 (d)	21,230,000	21,750,029
USI Inc/NY 7.5% 1/15/2032 (d)	8,005,000	8,267,476
		288,688,058
TOTAL FINANCIALS		761,291,876

Health Care - 3.6%
Health Care Equipment & Supplies - 0.1%
Avantor Funding Inc 3.875% 11/1/2029 (d)	6,075,000	5,608,382
Bausch + Lomb Corp 8.375% 10/1/2028 (d)	11,980,000	12,444,824
		18,053,206
Health Care Providers & Services - 2.3%
CHS/Community Health Systems Inc 10.875% 1/15/2032 (d)	19,370,000	19,999,681
CHS/Community Health Systems Inc 4.75% 2/15/2031 (d)	21,790,000	17,988,853
CHS/Community Health Systems Inc 5.25% 5/15/2030 (d)	18,245,000	15,565,766
CHS/Community Health Systems Inc 6% 1/15/2029 (d)	8,490,000	7,909,015
CHS/Community Health Systems Inc 6.125% 4/1/2030 (d)	21,795,000	14,861,908
DaVita Inc 3.75% 2/15/2031 (d)	4,180,000	3,674,908
DaVita Inc 4.625% 6/1/2030 (d)	31,515,000	29,310,849
HAH Group Holding Co LLC 9.75% 10/1/2031 (d)	9,035,000	8,669,012
HealthEquity Inc 4.5% 10/1/2029 (d)	6,410,000	6,057,245
Molina Healthcare Inc 3.875% 11/15/2030 (d)	10,465,000	9,433,775
Molina Healthcare Inc 3.875% 5/15/2032 (d)	12,160,000	10,715,596
Molina Healthcare Inc 4.375% 6/15/2028 (d)	7,525,000	7,233,135
Owens & Minor Inc 4.5% 3/31/2029 (d)	8,310,000	6,734,648
Tenet Healthcare Corp 4.25% 6/1/2029	17,640,000	16,799,745
Tenet Healthcare Corp 4.375% 1/15/2030	43,755,000	41,466,650
Tenet Healthcare Corp 5.125% 11/1/2027	18,070,000	17,921,035
Tenet Healthcare Corp 6.125% 6/15/2030	30,025,000	30,124,022
Tenet Healthcare Corp 6.25% 2/1/2027	35,815,000	35,797,336
Tenet Healthcare Corp 6.75% 5/15/2031	6,005,000	6,155,659
		306,418,838
Health Care Technology - 0.1%
IQVIA Inc 5% 5/15/2027 (d)	12,070,000	11,973,759
Life Sciences Tools & Services - 0.2%
Charles River Laboratories International Inc 3.75% 3/15/2029 (d)	10,515,000	9,625,933
Charles River Laboratories International Inc 4% 3/15/2031 (d)	12,085,000	10,626,253
Charles River Laboratories International Inc 4.25% 5/1/2028 (d)	3,400,000	3,233,353
		23,485,539
Pharmaceuticals - 0.9%
1261229 BC Ltd 10% 4/15/2032 (d)	67,915,000	66,500,609
Jazz Securities DAC 4.375% 1/15/2029 (d)	12,305,000	11,677,718
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (d)	21,010,000	19,815,973
Organon & Co / Organon Foreign Debt Co-Issuer BV 5.125% 4/30/2031 (d)	18,260,000	15,326,551
		113,320,851
TOTAL HEALTH CARE		473,252,193

Industrials - 7.8%
Aerospace & Defense - 2.3%
Moog Inc 4.25% 12/15/2027 (d)	3,455,000	3,332,868
TransDigm Inc 4.625% 1/15/2029	38,080,000	36,626,558
TransDigm Inc 4.875% 5/1/2029	25,000,000	24,125,340
TransDigm Inc 5.5% 11/15/2027	124,228,000	123,636,600
TransDigm Inc 6.375% 3/1/2029 (d)	15,065,000	15,346,899
TransDigm Inc 6.625% 3/1/2032 (d)	6,065,000	6,212,707
TransDigm Inc 6.75% 8/15/2028 (d)	27,225,000	27,735,469
TransDigm Inc 6.875% 12/15/2030 (d)	47,905,000	49,359,060
TransDigm Inc 7.125% 12/1/2031 (d)	12,085,000	12,560,992
Triumph Group Inc 9% 3/15/2028 (d)	7,141,000	7,490,945
		306,427,438
Air Freight & Logistics - 0.1%
Rand Parent LLC 8.5% 2/15/2030 (d)	14,880,000	13,836,729
Building Products - 0.2%
Advanced Drainage Systems Inc 5% 9/30/2027 (d)	2,325,000	2,299,250
Advanced Drainage Systems Inc 6.375% 6/15/2030 (d)	6,050,000	6,143,321
Miter Brands Acquisition Holdco Inc / MIWD Borrower LLC 6.75% 4/1/2032 (d)	9,120,000	9,126,558
MIWD Holdco II LLC / MIWD Finance Corp 5.5% 2/1/2030 (d)	4,125,000	3,717,329
Shea Homes LP / Shea Homes Funding Corp 4.75% 4/1/2029	8,020,000	7,583,893
		28,870,351
Commercial Services & Supplies - 2.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl 4.625% 6/1/2028 (d)	7,690,000	7,390,769
Artera Services LLC 8.5% 2/15/2031 (d)	28,205,000	26,760,205
Brand Industrial Services Inc 10.375% 8/1/2030 (d)	44,695,000	42,456,935
Brink's Co/The 4.625% 10/15/2027 (d)	12,180,000	11,989,310
Clean Harbors Inc 6.375% 2/1/2031 (d)	4,960,000	5,052,255
CoreCivic Inc 8.25% 4/15/2029	34,400,000	36,261,384
GEO Group Inc/The 10.25% 4/15/2031	15,225,000	16,635,855
GEO Group Inc/The 8.625% 4/15/2029	21,310,000	22,402,090
GFL Environmental Inc 4% 8/1/2028 (d)	9,105,000	8,673,052
GFL Environmental Inc 4.75% 6/15/2029 (d)	12,095,000	11,734,852
GFL Environmental Inc 6.75% 1/15/2031 (d)	8,975,000	9,329,519
Madison IAQ LLC 4.125% 6/30/2028 (d)	11,390,000	10,874,728
Madison IAQ LLC 5.875% 6/30/2029 (d)	9,085,000	8,591,124
Neptune Bidco US Inc 9.29% 4/15/2029 (d)	62,340,000	55,482,600
OPENLANE Inc 5.125% 6/1/2025 (d)	10,355,000	10,336,971
Reworld Holding Corp 4.875% 12/1/2029 (d)	26,475,000	24,737,660
Reworld Holding Corp 5% 9/1/2030	13,761,000	12,636,750
Williams Scotsman Inc 7.375% 10/1/2031 (d)	5,990,000	6,213,015
		327,559,074
Construction & Engineering - 0.5%
AECOM 5.125% 3/15/2027	11,885,000	11,858,000
Arcosa Inc 4.375% 4/15/2029 (d)	8,410,000	7,905,469
Pike Corp 5.5% 9/1/2028 (d)	37,175,000	36,508,910
Pike Corp 8.625% 1/31/2031 (d)	15,130,000	15,872,640
		72,145,019
Electrical Equipment - 0.1%
Sensata Technologies BV 4% 4/15/2029 (d)	11,970,000	11,011,369
Ground Transportation - 0.5%
Uber Technologies Inc 4.5% 8/15/2029 (d)	27,335,000	26,916,941
Uber Technologies Inc 6.25% 1/15/2028 (d)	9,175,000	9,223,309
Uber Technologies Inc 7.5% 9/15/2027 (d)	19,197,000	19,394,422
XPO Inc 6.25% 6/1/2028 (d)	5,950,000	6,008,953
XPO Inc 7.125% 2/1/2032 (d)	9,085,000	9,306,389
		70,850,014
Machinery - 0.2%
Allison Transmission Inc 5.875% 6/1/2029 (d)	7,960,000	7,954,222
Chart Industries Inc 7.5% 1/1/2030 (d)	15,680,000	16,267,819
		24,222,041
Passenger Airlines - 1.0%
Allegiant Travel Co 7.25% 8/15/2027 (d)	8,870,000	8,192,656
American Airlines 2016-3 Class A Pass Through Trust 7.25% 2/15/2028 (d)	19,595,000	19,355,655
American Airlines 2016-3 Class A Pass Through Trust 8.5% 5/15/2029 (d)	20,045,000	20,429,742
American Airlines Inc/AAdvantage Loyalty IP Ltd 5.75% 4/20/2029 (d)	29,825,000	28,927,360
Spirit Loyalty Cayman Ltd / Spirit IP Cayman Ltd 11% 3/6/2030 pay-in-kind (d)(e)	6,772,416	5,345,975
United Airlines Inc 4.375% 4/15/2026 (d)	30,025,000	29,596,353
United Airlines Inc 4.625% 4/15/2029 (d)	18,025,000	16,931,041
		128,778,782
Professional Services - 0.1%
TriNet Group Inc 3.5% 3/1/2029 (d)	8,865,000	8,086,085
Trading Companies & Distributors - 0.2%
Fortress Transportation and Infrastructure Investors LLC 7.875% 12/1/2030 (d)	9,065,000	9,477,013
Foundation Building Materials Inc 6% 3/1/2029 (d)	5,845,000	4,926,680
H&E Equipment Services Inc 3.875% 12/15/2028 (d)	16,800,000	16,728,775
		31,132,468
TOTAL INDUSTRIALS		1,022,919,370

Information Technology - 2.5%
Electronic Equipment, Instruments & Components - 0.3%
Coherent Corp 5% 12/15/2029 (d)	9,495,000	9,090,301
CPI CG Inc 10% 7/15/2029 (d)	6,060,000	6,498,259
Lightning Power LLC 7.25% 8/15/2032 (d)	11,955,000	12,385,755
TTM Technologies Inc 4% 3/1/2029 (d)	8,870,000	8,245,283
		36,219,598
IT Services - 0.4%
Acuris Finance US Inc / Acuris Finance SARL 5% 5/1/2028 (d)	9,045,000	7,998,874
Go Daddy Operating Co LLC / GD Finance Co Inc 3.5% 3/1/2029 (d)	11,810,000	11,001,286
Go Daddy Operating Co LLC / GD Finance Co Inc 5.25% 12/1/2027 (d)	9,345,000	9,262,672
Twilio Inc 3.625% 3/15/2029	9,995,000	9,369,661
Twilio Inc 3.875% 3/15/2031	10,460,000	9,492,864
Unisys Corp 6.875% 11/1/2027 (d)	6,095,000	5,865,231
		52,990,588
Semiconductors & Semiconductor Equipment - 0.3%
ON Semiconductor Corp 3.875% 9/1/2028 (d)	11,065,000	10,459,603
Synaptics Inc 4% 6/15/2029 (d)	7,015,000	6,484,914
Wolfspeed Inc 7.9583% 6/23/2030 (d)(k)(n)(o)	23,656,537	22,769,417
		39,713,934
Software - 1.2%
Cloud Software Group Inc 6.5% 3/31/2029 (d)	101,715,000	101,751,503
Crowdstrike Holdings Inc 3% 2/15/2029	8,870,000	8,224,990
Elastic NV 4.125% 7/15/2029 (d)	24,245,000	22,882,053
Fair Isaac Corp 4% 6/15/2028 (d)	2,910,000	2,790,629
NCR Voyix Corp 5% 10/1/2028 (d)	5,530,000	5,359,938
NCR Voyix Corp 5.125% 4/15/2029 (d)	2,583,000	2,483,628
PTC Inc 4% 2/15/2028 (d)	6,575,000	6,350,004
UKG Inc 6.875% 2/1/2031 (d)	9,090,000	9,351,737
		159,194,482
Technology Hardware, Storage & Peripherals - 0.3%
Seagate HDD Cayman 8.25% 12/15/2029	19,590,000	21,006,925
Seagate HDD Cayman 8.5% 7/15/2031	12,720,000	13,608,466
		34,615,391
TOTAL INFORMATION TECHNOLOGY		322,733,993

Materials - 3.1%
Chemicals - 1.1%
Ingevity Corp 3.875% 11/1/2028 (d)	11,105,000	10,260,806
LSB Industries Inc 6.25% 10/15/2028 (d)	21,105,000	19,751,948
Olympus Water US Holding Corp 4.25% 10/1/2028 (d)	15,305,000	14,139,250
Olympus Water US Holding Corp 7.125% 10/1/2027 (d)	7,080,000	7,098,257
Olympus Water US Holding Corp 9.75% 11/15/2028 (d)	30,040,000	31,300,419
Scih Salt Hldgs Inc 4.875% 5/1/2028 (d)	7,820,000	7,491,569
SCIL IV LLC / SCIL USA Holdings LLC 5.375% 11/1/2026 (d)	14,015,000	13,829,778
Scotts Miracle-Gro Co/The 4% 4/1/2031	11,945,000	10,461,445
Tronox Inc 4.625% 3/15/2029 (d)	13,295,000	10,761,967
WR Grace Holdings LLC 7.375% 3/1/2031 (d)	5,940,000	5,971,707
		131,067,146
Construction Materials - 0.2%
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (d)	24,115,000	24,741,532
Containers & Packaging - 0.9%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 3.25% 9/1/2028 (d)	5,915,000	5,406,667
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4% 9/1/2029 (d)	11,830,000	10,296,928
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6% 6/15/2027 (d)	6,045,000	6,022,812
Clydesdale Acquisition Holdings Inc 6.625% 4/15/2029 (d)	7,185,000	7,237,731
Clydesdale Acquisition Holdings Inc 8.75% 4/15/2030 (d)	44,650,000	46,003,922
Crown Cork & Seal Co Inc 7.375% 12/15/2026	4,845,000	4,982,598
Crown Cork & Seal Co Inc 7.5% 12/15/2096	12,871,000	13,031,888
Graham Packaging Co Inc 7.125% 8/15/2028 (d)	6,000,000	5,867,332
Graphic Packaging International LLC 3.75% 2/1/2030 (d)	7,880,000	7,241,016
Mauser Packaging Solutions Holding Co 7.875% 4/15/2027 (d)	5,930,000	5,945,656
Sealed Air Corp/Sealed Air Corp US 6.125% 2/1/2028 (d)	5,935,000	5,978,824
Trident TPI Holdings Inc 12.75% 12/31/2028 (d)	5,870,000	6,157,877
		124,173,251
Metals & Mining - 0.9%
Alcoa Nederland Holding BV 4.125% 3/31/2029 (d)	15,485,000	14,384,544
Alcoa Nederland Holding BV 7.125% 3/15/2031 (d)	4,970,000	5,120,392
Arsenal AIC Parent LLC 8% 10/1/2030 (d)	7,040,000	7,288,984
ATI Inc 4.875% 10/1/2029	6,080,000	5,808,533
ATI Inc 5.125% 10/1/2031	5,395,000	5,106,016
ATI Inc 7.25% 8/15/2030	5,985,000	6,224,574
Cleveland-Cliffs Inc 4.625% 3/1/2029 (d)	23,720,000	21,624,748
Cleveland-Cliffs Inc 4.875% 3/1/2031 (d)	11,440,000	9,813,263
Cleveland-Cliffs Inc 6.75% 4/15/2030 (d)	3,000,000	2,888,822
Commercial Metals Co 3.875% 2/15/2031	6,135,000	5,500,339
Compass Minerals International Inc 6.75% 12/1/2027 (d)	24,600,000	24,308,200
Kaiser Aluminum Corp 4.625% 3/1/2028 (d)	11,215,000	10,790,508
Roller Bearing Co of America Inc 4.375% 10/15/2029 (d)	4,375,000	4,150,142
		123,009,065
TOTAL MATERIALS		402,990,994

Real Estate - 2.1%
Diversified REITs - 0.8%
Iron Mountain Information Management Services Inc 5% 7/15/2032 (d)	9,100,000	8,501,896
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 6% 1/15/2030 (d)	7,365,000	6,586,469
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 10.5% 2/15/2028 (d)	4,579,000	4,861,914
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 4.75% 4/15/2028 (d)	31,410,000	30,061,469
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (d)	14,000,000	12,807,620
Vici Properties LP / Vici Note Co Inc 3.875% 2/15/2029 (d)	11,195,000	10,720,450
Vici Properties LP / Vici Note Co Inc 4.25% 12/1/2026 (d)	21,450,000	21,226,811
Vici Properties LP / Vici Note Co Inc 4.625% 12/1/2029 (d)	12,240,000	11,888,181
		106,654,810
Health Care REITs - 0.5%
MPT Operating Partnership LP / MPT Finance Corp 3.5% 3/15/2031	11,190,000	7,416,412
MPT Operating Partnership LP / MPT Finance Corp 4.625% 8/1/2029	18,080,000	13,771,146
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027	38,043,000	33,600,468
MPT Operating Partnership LP / MPT Finance Corp 8.5% 2/15/2032 (d)	9,100,000	9,245,445
		64,033,471
Real Estate Management & Development - 0.2%
Greystar Real Estate Partners LLC 7.75% 9/1/2030 (d)	5,305,000	5,570,934
Taylor Morrison Communities Inc 5.125% 8/1/2030 (d)	10,725,000	10,391,329
Taylor Morrison Communities Inc 5.875% 6/15/2027 (d)	9,260,000	9,305,217
Weekley Homes LLC / Weekley Finance Corp 4.875% 9/15/2028 (d)	5,045,000	4,718,577
		29,986,057
Specialized REITs - 0.6%
Iron Mountain Inc 4.5% 2/15/2031 (d)	22,025,000	20,404,427
Iron Mountain Inc 4.875% 9/15/2029 (d)	24,110,000	23,219,804
SBA Communications Corp 3.125% 2/1/2029	13,305,000	12,326,742
SBA Communications Corp 3.875% 2/15/2027	17,015,000	16,645,732
		72,596,705
TOTAL REAL ESTATE		273,271,043

Utilities - 1.9%
Electric Utilities - 1.6%
Clearway Energy Operating LLC 3.75% 1/15/2032 (d)	6,075,000	5,268,331
Clearway Energy Operating LLC 3.75% 2/15/2031 (d)	13,295,000	11,836,184
Clearway Energy Operating LLC 4.75% 3/15/2028 (d)	6,920,000	6,762,919
NRG Energy Inc 3.375% 2/15/2029 (d)	5,145,000	4,769,347
NRG Energy Inc 3.625% 2/15/2031 (d)	10,215,000	9,180,961
NRG Energy Inc 3.875% 2/15/2032 (d)	1,254,000	1,121,622
NRG Energy Inc 5.75% 1/15/2028	9,000,000	9,034,947
NRG Energy Inc 6% 2/1/2033 (d)	4,240,000	4,195,505
NRG Energy Inc 6.25% 11/1/2034 (d)	5,090,000	5,082,179
Pacific Gas and Electric Co 3.45% 7/1/2025	2,867,500	2,859,243
Pacific Gas and Electric Co 3.75% 7/1/2028	2,867,500	2,777,089
Pacific Gas and Electric Co 3.95% 12/1/2047	10,826,000	7,586,545
Pacific Gas and Electric Co 4% 12/1/2046	13,774,000	9,812,454
Pacific Gas and Electric Co 4.3% 3/15/2045	5,995,000	4,537,569
PG&E Corp 5% 7/1/2028	22,000,000	21,459,104
PG&E Corp 5.25% 7/1/2030	8,330,000	8,025,800
Vistra Operations Co LLC 4.375% 5/1/2029 (d)	23,230,000	22,337,866
Vistra Operations Co LLC 5% 7/31/2027 (d)	22,585,000	22,388,356
Vistra Operations Co LLC 5.5% 9/1/2026 (d)	3,485,000	3,475,386
Vistra Operations Co LLC 5.625% 2/15/2027 (d)	28,195,000	28,176,767
Vistra Operations Co LLC 7.75% 10/15/2031 (d)	11,985,000	12,672,723
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (d)	6,060,000	5,997,487
		209,358,384
Gas Utilities - 0.3%
Southern Natural Gas Co LLC 7.35% 2/15/2031	23,497,000	25,355,405
Southern Natural Gas Co LLC 8% 3/1/2032	12,475,000	14,129,437
Suburban Propane Partners LP/Suburban Energy Finance Corp 5% 6/1/2031 (d)	12,070,000	11,033,124
		50,517,966
Independent Power and Renewable Electricity Producers - 0.0%
Sunnova Energy Corp 11.75% 10/1/2028 (d)	18,140,000	5,321,097
Sunnova Energy Corp 5.875% 9/1/2026 (d)	3,020,000	905,999
		6,227,096
TOTAL UTILITIES		266,103,446

TOTAL UNITED STATES		5,867,348,813
ZAMBIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
First Quantum Minerals Ltd 8.625% 6/1/2031 (d)	21,965,000	22,287,611
First Quantum Minerals Ltd 9.375% 3/1/2029 (d)	14,250,000	14,980,312

TOTAL ZAMBIA		37,267,923
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $6,907,430,209)		6,738,030,299

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
LUXEMBOURG - 0.0%
Industrials - 0.0%
Transportation Infrastructure - 0.0%
Tricer Holdco S.C.A. (b)(k) (Cost $10,250,036)	287,159,690	2,871

Preferred Securities - 2.6%
	Principal Amount (a)	Value ($)
BRAZIL - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Oec Fin Ltd 7.5% pay-in-kind (d)(j)(p)	40,354	266
UNITED STATES - 2.6%
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Energy Transfer LP 6.5% (e)(p)	10,860,000	11,110,645
Energy Transfer LP 6.625% (e)(p)	37,985,000	36,966,735
Energy Transfer LP Series G, 7.125% (e)(p)	26,105,000	26,583,449
Mesquite Energy Inc 7.25% (j)(p)	21,977,000	219,770
Summit Midstream Corp 3 month U.S. LIBOR + 7.43%, 12.2837% (e)(f)(j)(p)	2,912,000	4,576,341
		79,456,940
Financials - 1.8%
Banks - 1.4%
Bank of America Corp 5.875% (e)(p)	102,630,000	102,299,290
JPMorgan Chase & Co CME Term SOFR 3 month Index + 2.745%, 7.0329% (e)(f)(p)	26,340,000	26,350,100
Wells Fargo & Co 5.875% (e)(p)	50,420,000	51,294,094
		179,943,484
Consumer Finance - 0.0%
Ally Financial Inc 4.7% (e)(p)	7,055,000	6,036,607
Insurance - 0.4%
Alliant Holdings LP 10.5% (e)(k)(p)	47,576,999	46,742,206
TOTAL FINANCIALS		232,722,297

Utilities - 0.2%
Electric Utilities - 0.2%
Edison International 5% (e)(p)	2,595,000	2,311,517
Edison International 5.375% (e)(p)	33,470,000	31,591,151
		33,902,668
TOTAL UNITED STATES		346,081,905
TOTAL PREFERRED SECURITIES (Cost $366,799,348)		346,082,171

Money Market Funds - 10.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (q)	4.33	1,428,325,789	1,428,611,454
Fidelity Securities Lending Cash Central Fund (q)(r)	4.33	7,728,027	7,728,800
TOTAL MONEY MARKET FUNDS (Cost $1,436,293,938)			1,436,340,254

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $12,879,630,851)	13,120,265,143
NET OTHER ASSETS (LIABILITIES) - 0.2%	32,326,102
NET ASSETS - 100.0%	13,152,591,245

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $386,106,717 or 2.9% of net assets.

(c)	Affiliated Fund
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,205,766,051 or 39.6% of net assets.

(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(i)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(j)	Non-income producing - Security is in default.
(k)	Level 3 security
(l)	Non-income producing
(m)	Security or a portion of the security is on loan at period end.
(n)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $15,726,667 and $15,136,917, respectively.

(o)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(p)	Security is perpetual in nature with no stated maturity date.
(q)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(r)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Arena Brands Holding Corp	6/18/97 - 1/12/99	21,591,597

EchoStar Corp	9/30/24	13,256,891

Fidelity Private Credit Company LLC	4/15/22 - 3/28/25	378,469,472

New Cotai LLC / New Cotai Capital Corp	9/11/20	16,677,424

Tricer Holdco S.C.A.	10/16/09 - 12/30/17	10,250,036

Tricer Holdco S.C.A. Class A1	10/16/09 - 10/29/09	1,652,605

Tricer Holdco S.C.A. Class A2	10/16/09 - 10/29/09	1,652,605

Tricer Holdco S.C.A. Class A3	10/16/09 - 10/29/09	1,652,605

Tricer Holdco S.C.A. Class A4	10/16/09 - 10/29/09	1,652,605

Tricer Holdco S.C.A. Class A5	10/16/09 - 10/29/09	1,652,605

Tricer Holdco S.C.A. Class A6	10/16/09 - 10/29/09	1,652,605

Tricer Holdco S.C.A. Class A7	10/16/09 - 10/29/09	1,652,605

Tricer Holdco S.C.A. Class A8	10/16/09 - 10/29/09	1,652,605

Tricer Holdco S.C.A. Class A9	10/16/09 - 10/29/09	1,654,092

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	662,429,756	2,554,257,807	1,788,077,770	68,169,828	1,661	-	1,428,611,454	1,428,325,789	2.4%
Fidelity Securities Lending Cash Central Fund	1,079,100	247,735,534	241,085,834	9,819	-	-	7,728,800	7,728,027	0.0%
Total	663,508,856	2,801,993,341	2,029,163,604	68,179,647	1,661	-	1,436,340,254

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Private Credit Company LLC	354,820,641	31,288,000	-	60,099,774	-	(22,132,821)	363,975,820	38,033,001
	354,820,641	31,288,000	-	60,099,774	-	(22,132,821)	363,975,820

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Alternative Funds	363,975,820	-	363,975,820	-

Asset-Backed Securities	40,818,778	-	40,818,778	-

Bank Loan Obligations
Communication Services	41,072,917	-	41,072,917	-
Consumer Discretionary	262,466,583	-	262,466,583	-
Consumer Staples	20,050,900	-	20,050,900	-
Energy	49,394,322	-	49,394,321	1
Financials	149,107,012	-	149,107,012	-
Health Care	114,914,628	-	114,914,628	-
Industrials	143,072,831	-	143,072,831	-
Information Technology	572,393,080	-	572,393,080	-
Materials	148,108,938	-	148,108,938	-
Utilities	547,355	-	547,355	-

Common Stocks
Communication Services	253,426,446	253,426,446	-	-
Consumer Discretionary	360,663,858	260,554,209	88,609,878	11,499,771
Consumer Staples	35,212,954	35,181,871	-	31,083
Energy	80,047,010	45,464,820	-	34,582,190
Financials	421,379,266	421,376,547	-	2,719
Health Care	27,373,066	27,343,283	-	29,783
Industrials	510,660,747	510,660,693	-	54
Information Technology	671,094,336	667,116,626	-	3,977,710
Materials	73,873,934	73,873,933	-	1
Utilities	174,588,047	174,584,043	-	4,004

Convertible Corporate Bonds
Communication Services	39,350,393	-	39,350,393	-
Consumer Discretionary	4,488,074	-	-	4,488,074
Financials	8,510,321	-	8,510,321	-
Information Technology	33,217,932	-	33,217,932	-

Non-Convertible Corporate Bonds
Communication Services	646,598,844	-	646,598,844	-
Consumer Discretionary	850,210,537	-	844,479,350	5,731,187
Consumer Staples	358,838,542	-	358,838,542	-
Energy	1,034,569,097	-	1,034,569,096	1
Financials	765,422,690	-	765,422,690	-
Health Care	503,236,831	-	503,236,831	-
Industrials	1,092,691,298	-	1,092,691,298	-
Information Technology	368,145,446	-	345,376,029	22,769,417
Materials	571,512,090	-	571,512,090	-
Real Estate	273,271,043	-	273,271,043	-
Utilities	273,533,881	-	273,533,881	-

Non-Convertible Preferred Stocks
Industrials	2,871	-	-	2,871

Preferred Securities
Energy	79,456,940	-	79,456,940	-
Financials	232,722,563	-	185,980,357	46,742,206
Utilities	33,902,668	-	33,902,668	-

Money Market Funds	1,436,340,254	1,436,340,254	-	-
Total Investments in Securities:	13,120,265,143	3,905,922,725	9,084,481,346	129,861,072
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2025
Assets
Investment in securities, at value (including securities loaned of $7,515,028) - See accompanying schedule:
Unaffiliated issuers (cost $11,064,867,441)	$11,319,949,069
Fidelity Central Funds (cost $1,436,293,938)	1,436,340,254
Other affiliated issuers (cost $378,469,472)	363,975,820

Total Investment in Securities (cost $12,879,630,851)		$13,120,265,143
Cash		1,166,073
Receivable for investments sold		196,443
Receivable for fund shares sold		12,857,717
Dividends receivable		455,028
Interest receivable		125,763,570
Distributions receivable from Fidelity Central Funds		5,382,936
Prepaid expenses		3,852
Other receivables		49,274
Total assets		13,266,140,036
Liabilities
Payable for investments purchased
Regular delivery	$76,897,944
Delayed delivery	6,764,530
Payable for fund shares redeemed	8,570,055
Distributions payable	6,715,629
Accrued management fee	6,678,538
Other payables and accrued expenses	193,295
Collateral on securities loaned	7,728,800
Total liabilities		113,548,791
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets		$13,152,591,245
Net Assets consist of:
Paid in capital		$12,908,943,565
Total accumulated earnings (loss)		243,647,680
Net Assets		$13,152,591,245
Net Asset Value, offering price and redemption price per share ($13,152,591,245 ÷ 1,325,904,042 shares)		$9.92
Statement of Operations
Year ended April 30, 2025
Investment Income
Dividends:
Unaffiliated issuers		$57,435,058
Affiliated issuers		54,597,614
Interest		597,278,826
Income from Fidelity Central Funds (including $9,819 from security lending)		68,179,647
Total income		777,491,145
Expenses
Management fee	$85,417,853
Custodian fees and expenses	19,015
Independent trustees' fees and expenses	55,505
Registration fees	231,349
Audit fees	131,304
Legal	27,875
Miscellaneous	364,882
Total expenses before reductions	86,247,783
Expense reductions	(2,690,702)
Total expenses after reductions		83,557,081
Net Investment income (loss)		693,934,064
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	52,325,111
Fidelity Central Funds	1,661
Foreign currency transactions	48,883
Capital gain distributions from underlying funds:
Affiliated issuers	5,502,160
Total net realized gain (loss)		57,877,815
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	129,299,173
Affiliated issuers	(22,138,821)
Assets and liabilities in foreign currencies	2,958
Total change in net unrealized appreciation (depreciation)		107,163,310
Net gain (loss)		165,041,125
Net increase (decrease) in net assets resulting from operations		$858,975,189
Statement of Changes in Net Assets

	Year ended April 30, 2025	Year ended April 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$693,934,064	$669,300,179
Net realized gain (loss)	57,877,815	(96,077,985)
Change in net unrealized appreciation (depreciation)	107,163,310	679,284,203
Net increase (decrease) in net assets resulting from operations	858,975,189	1,252,506,397
Distributions to shareholders	(657,489,757)	(651,200,457)

Share transactions
Proceeds from sales of shares	2,595,736,125	2,290,716,088
Reinvestment of distributions	573,017,431	567,038,999
Cost of shares redeemed	(2,868,692,507)	(2,265,877,601)

Net increase (decrease) in net assets resulting from share transactions	300,061,049	591,877,486
Total increase (decrease) in net assets	501,546,481	1,193,183,426

Net Assets
Beginning of period	12,651,044,764	11,457,861,338
End of period	$13,152,591,245	$12,651,044,764

Other Information
Shares
Sold	257,115,262	241,968,875
Issued in reinvestment of distributions	56,798,367	59,793,136
Redeemed	(285,194,546)	(239,445,182)
Net increase (decrease)	28,719,083	62,316,829

Financial Highlights
Fidelity® Capital & Income Fund

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$9.75	$9.28	$10.17	$11.24	$8.92
Income from Investment Operations
Net investment income (loss) A,B	.526	.529	.480	.387	.386
Net realized and unrealized gain (loss)	.143	.456	(.308)	(.714)	2.442
Total from investment operations	.669	.985	.172	(.327)	2.828
Distributions from net investment income	(.499)	(.515)	(.473)	(.390)	(.390)
Distributions from net realized gain	-	-	(.589)	(.353)	(.118)
Total distributions	(.499)	(.515)	(1.062)	(.743)	(.508)
Net asset value, end of period	$9.92	$9.75	$9.28	$10.17	$11.24
Total Return C	6.89%	10.91%	2.09%	(3.27)%	32.35%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.65%	.67%	.68%	.67%	.68%
Expenses net of fee waivers, if any	.63%	.65%	.68%	.67%	.68%
Expenses net of all reductions, if any	.63%	.65%	.68%	.67%	.68%
Net investment income (loss)	5.22%	5.60%	5.16%	3.49%	3.75%
Supplemental Data
Net assets, end of period (000 omitted)	$13,152,591	$12,651,045	$11,457,861	$13,077,000	$14,674,356
Portfolio turnover rate F	19%	36%	20%	28%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2025

1. Organization.
Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLC.
The Fund invests in Fidelity Private Credit Company LLC, which is a limited liability company. Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Company LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Company LLC. Fidelity Private Credit Company LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the three month period ended March 31, 2025 was 9.88%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Capital & Income Fund	$19,257

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), foreign currency transactions, partnerships, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$948,268,791
Gross unrealized depreciation	(653,855,990)
Net unrealized appreciation (depreciation)	$294,412,801
Tax Cost	$12,825,852,342

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(24,505,558)
Long-term	(63,190,889)
Total capital loss carryforward	$(87,696,447)

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$36,928,446
Capital loss carryforward	$(87,696,447)
Net unrealized appreciation (depreciation) on securities and other investments	$294,415,683

The tax character of distributions paid was as follows:

	April 30, 2025	April 30, 2024
Ordinary Income	$657,489,757	$651,200,457

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Capital & Income Fund	Fidelity Private Credit Company LLC	38,619,980	-

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Capital & Income Fund	2,240,156,836	2,690,300,841
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Capital & Income Fund	.65

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Capital & Income Fund	.64

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Capital & Income Fund	5,359

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Capital & Income Fund	56,398,195	35,567,611	6,238,510

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Fidelity Capital & Income Fund	4,613
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Capital & Income Fund	19,342
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of interest. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Capital & Income Fund	1,051	-	-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until August 31, 2026. During the period, this waiver reduced the Fund's management fee by $2,667,999.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $22,703.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Capital & Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Capital & Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2025, the related statement of operations for the year ended April 30, 2025, the statement of changes in net assets for each of the two years in the period ended April 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2025 and the financial highlights for each of the five years in the period ended April 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 1.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $524,334,427 of distributions paid in the calendar year 2024 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $657,489,757 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	14,516,835,136.19	94.56
Withheld	834,887,998.33	5.44
TOTAL	15,351,723,134.52	100.00
Robert A. Lawrence
Affirmative	14,430,495,798.10	94.00
Withheld	921,227,336.42	6.00
TOTAL	15,351,723,134.52	100.00
Vijay C. Advani
Affirmative	14,465,231,640.25	94.23
Withheld	886,491,494.27	5.77
TOTAL	15,351,723,134.52	100.00
Thomas P. Bostick
Affirmative	14,471,831,170.84	94.27
Withheld	879,891,963.68	5.73
TOTAL	15,351,723,134.52	100.00
Donald F. Donahue
Affirmative	14,432,670,599.88	94.01
Withheld	919,052,534.64	5.99
TOTAL	15,351,723,134.52	100.00
Vicki L. Fuller
Affirmative	14,531,407,981.65	94.66
Withheld	820,315,152.87	5.34
TOTAL	15,351,723,134.52	100.00
Patricia L. Kampling
Affirmative	14,549,142,839.16	94.77
Withheld	802,580,295.36	5.23
TOTAL	15,351,723,134.52	100.00
Thomas A. Kennedy
Affirmative	14,469,818,769.40	94.26
Withheld	881,904,365.12	5.74
TOTAL	15,351,723,134.52	100.00
Oscar Munoz
Affirmative	14,434,061,467.08	94.02
Withheld	917,661,667.44	5.98
TOTAL	15,351,723,134.52	100.00
Karen B. Peetz
Affirmative	14,521,904,618.46	94.59
Withheld	829,818,516.06	5.41
TOTAL	15,351,723,134.52	100.00
David M. Thomas
Affirmative	14,417,745,861.73	93.92
Withheld	933,977,272.79	6.08
TOTAL	15,351,723,134.52	100.00
Susan Tomasky
Affirmative	14,467,973,468.18	94.24
Withheld	883,749,666.34	5.76
TOTAL	15,351,723,134.52	100.00
Michael E. Wiley
Affirmative	14,424,002,796.91	93.96
Withheld	927,720,337.61	6.04
TOTAL	15,351,723,134.52	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.703159.127
CAI-ANN-0625
Fidelity® Short Duration High Income Fund

Annual Report
April 30, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Short Duration High Income Fund
Schedule of Investments April 30, 2025
Showing Percentage of Net Assets
Asset-Backed Securities - 0.5%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 0.1%
OCP Aegis CLO Ltd Series 2024-39A Class D1, CME Term SOFR 3 month Index + 2.8%, 7.0605% 1/16/2037 (b)(c)(d)	250,000	247,026
GRAND CAYMAN (UK OVERSEAS TER) - 0.4%
Ammc Clo 24 Ltd Series 2024-24A Class ER, CME Term SOFR 3 month Index + 6.5%, 10.7695% 1/20/2035 (b)(c)(d)	150,000	147,175
Bbam US Clo I Ltd Series 2025-1A Class D1R, CME Term SOFR 3 month Index + 3%, 7.2561% 3/30/2038 (b)(c)(d)	125,000	122,859
Carlyle US Clo Ltd Series 2024-6A Class E, CME Term SOFR 3 month Index + 5.75%, 10.2067% 10/25/2037 (b)(c)(d)	150,000	147,198
CIFC Funding Ltd Series 2025-4A Class D2R, CME Term SOFR 3 month Index + 3.75%, 8.0205% 1/17/2038 (b)(c)(d)	100,000	97,145
Flatiron Rr Clo 30 Ltd Series 2025-30A Class E, CME Term SOFR 3 month Index + 5.25%, 0% 4/15/2038 (b)(c)(d)(e)	200,000	197,241
Oha Credit Partners VII Ltd Series 2025-7A Class D1R4, CME Term SOFR 3 month Index + 2.5%, 6.8219% 2/20/2038 (b)(c)(d)	150,000	147,507
Palmer Square Clo Ltd Series 2025-2A Class DR2, CME Term SOFR 3 month Index + 4.14%, 8.3961% 2/15/2038 (b)(c)(d)	100,000	97,258
Palmer Square Loan Funding Ltd Series 2024-2A Class D, CME Term SOFR 3 month Index + 4.7%, 8.9561% 1/15/2033 (b)(c)(d)	250,000	241,180
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		1,197,563
TOTAL ASSET-BACKED SECURITIES (Cost $1,474,233)		1,444,589

Bank Loan Obligations - 15.3%
	Principal Amount (a)	Value ($)
NETHERLANDS - 0.2%
Industrials - 0.2%
Building Products - 0.2%
Hunter Douglas Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.5492% 1/20/2032 (b)(c)(f)	530,472	515,555
SWITZERLAND - 0.2%
Materials - 0.2%
Chemicals - 0.2%
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.8132% 11/15/2030 (b)(c)(f)	645,370	590,398
UNITED STATES - 14.9%
Communication Services - 1.4%
Diversified Telecommunication Services - 0.2%
Cablevision Lightpath LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.3219% 11/30/2027 (b)(c)(f)	472,774	471,002
Consolidated Communications Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.9361% 10/2/2027 (b)(c)(f)	250,000	247,152
		718,154
Interactive Media & Services - 0.0%
TripAdvisor Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0492% 7/8/2031 (b)(c)(f)	14,925	14,477
Media - 1.2%
CSC Holdings LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.8219% 1/18/2028 (b)(c)(f)	750,000	728,955
Univision Communications Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6861% 1/31/2029 (b)(c)(f)	2,699,383	2,554,291
		3,283,246
TOTAL COMMUNICATION SERVICES		4,015,877

Consumer Discretionary - 4.0%
Automobile Components - 0.1%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0716% 1/28/2032 (b)(c)(f)	95,000	92,902
Power Stop LLC 1LN, term loan CME Term SOFR 1 month Index + 4.75%, 9.1297% 1/26/2029 (b)(c)(f)	118,759	72,245
		165,147
Automobiles - 0.2%
CWGS Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.9361% 6/3/2028 (b)(c)(f)	683,408	648,254
Broadline Retail - 0.7%
CMG Media Corp Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.8992% 6/18/2029 (b)(c)(f)	956,183	901,804
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5716% 1/23/2032 (b)(c)(f)	1,208,555	1,179,248
		2,081,052
Distributors - 0.3%
Gloves Buyer Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 0% 1/20/2032 (b)(c)(f)(g)	35,000	33,355
Solenis Holdings Ltd Tranche B6 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2992% 6/23/2031 (b)(c)(f)	903,826	891,497
		924,852
Diversified Consumer Services - 0.5%
Spin Holdco Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5618% 3/4/2028 (b)(c)(f)	1,579,422	1,285,507
TKC Holdings Inc 1LN, term loan 13.5% 2/14/2027 (c)(f)	341,395	279,944
		1,565,451
Hotels, Restaurants & Leisure - 0.7%
Bulldog Purchaser Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0347% 6/30/2031 (b)(c)(f)	288,550	286,747
Fertitta Entertainment LLC/NV 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.8216% 1/27/2029 (b)(c)(f)	314,356	305,909
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.3216% 8/2/2028 (b)(c)(f)	32,865	32,207
Horizon US Finco LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.75%, 9.0297% 10/31/2031 (b)(c)(f)	244,355	217,884
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5608% 6/1/2028 (b)(c)(f)	232,526	215,268
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5413% 12/30/2026 (b)(c)(f)	760,310	720,075
Wok Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 6.25%, 10.5298% 9/3/2029 (b)(c)(f)	198,942	191,647
		1,969,737
Household Durables - 0.3%
TGP Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6716% 6/29/2028 (b)(c)(f)	829,843	681,791
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6861% 10/30/2027 (b)(c)(f)	183,824	172,105
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.6716% 10/30/2027 (b)(c)(f)	79,590	73,952
		927,848
Leisure Products - 0.1%
Hayward Industries Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.9361% 5/28/2028 (b)(c)(f)	385,000	383,237
Specialty Retail - 1.1%
Kodiak BP LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0347% 11/26/2031 (b)(c)(f)	55,000	52,770
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.1788% 6/6/2031 (b)(c)(f)	749,527	707,838
Staples Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.75%, 10.0407% 9/10/2029 (b)(c)(f)	750,000	645,623
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6861% 4/16/2028 (b)(c)(f)	844,891	804,057
Valvoline Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 0% 3/19/2032 (b)(c)(f)(g)	750,000	746,565
		2,956,853
TOTAL CONSUMER DISCRETIONARY		11,622,431

Consumer Staples - 0.1%
Beverages - 0.0%
Primo Brands Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.5492% 3/31/2028 (b)(c)(f)	52,942	52,466
Food Products - 0.1%
Del Monte Foods Corp II Inc 1LN, term loan CME Term SOFR 3 month Index + 8.15%, 15.4685% 8/2/2028 (b)(c)(f)	194,415	185,180
Del Monte Foods Corp II Inc Tranche FLFO B, term loan CME Term SOFR 3 month Index + 8%, 12.409% 8/2/2028 (b)(c)(f)(h)	57,004	57,004
Savor Acquisition Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5749% 2/19/2032 (b)(c)(f)	13,707	13,643
Savor Acquisition Inc Tranche DD 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 1% 2/4/2032 (b)(c)(f)(i)	1,293	1,286
		257,113
Personal Care Products - 0.0%
Conair Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.1861% 5/17/2028 (b)(c)(f)	24,125	12,183
TOTAL CONSUMER STAPLES		321,762

Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
CVR Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.2992% 12/30/2027 (b)(c)(f)	49,875	49,501
Long Ridge Energy LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.8216% 2/19/2032 (b)(c)(f)	265,000	249,763
Mesquite Energy Inc 1LN, term loan 0% (c)(f)(g)(h)(j)	15,000	0
Mesquite Energy Inc 1LN, term loan 3 month U.S. LIBOR + 8%, 0% (b)(c)(f)(g)(h)(j)	35,876	0
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.7948% 10/30/2028 (b)(c)(f)	825,000	589,232
		888,496
Financials - 1.1%
Capital Markets - 0.4%
Hightower Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2907% 1/15/2032 (b)(c)(f)	1,126,015	1,106,309
Financial Services - 0.2%
Dragon Buyer Inc 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2992% 9/30/2031 (b)(c)(f)	24,938	24,769
Empire Today LP, LLC Tranche EXCH 1ST OUT TLB, term loan 10.0413% 8/30/2029 (c)(f)	58,050	51,374
Empire Today LP, LLC Tranche EXCH FLSO TL, term loan 9.5413% 8/30/2029 (c)(f)	353,138	141,256
Empire Today LP, LLC Tranche NEW $ 1ST OUT TLA, term loan 10.0413% 8/30/2029 (c)(f)	110,162	97,493
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.8216% 7/31/2031 (b)(c)(f)	344,138	342,943
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0719% 2/20/2032 (b)(c)(f)	260,000	248,734
		906,569
Insurance - 0.5%
Acrisure LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 11/6/2030 (b)(c)(f)	4,988	4,922
Alliant Hldgs Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0734% 9/19/2031 (b)(c)(f)	628,167	623,325
Asurion LLC Tranche B10 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.4216% 8/19/2028 (b)(c)(f)	361,913	348,852
USI Inc/NY Tranche D 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5492% 11/23/2029 (b)(c)(f)	361,996	359,477
		1,336,576
TOTAL FINANCIALS		3,349,454

Health Care - 1.6%
Health Care Equipment & Supplies - 0.5%
Medline Borrower LP 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5716% 10/21/2028 (b)(c)(f)	1,479,634	1,468,685
Health Care Providers & Services - 0.5%
Cano Health LLC 1LN, term loan CME Term SOFR 3 month Index + 1%, 13.7992% 6/28/2029 (b)(c)(f)	183,460	165,114
Confluent Health LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.4361% 11/30/2028 (b)(c)(f)	14,559	13,684
MED ParentCo LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.8216% 4/15/2031 (b)(c)(f)	436,210	435,059
Owens & Minor Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.25%, 0% 4/2/2030 (b)(c)(f)(g)	175,000	171,500
Phoenix Newco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.8216% 11/15/2028 (b)(c)(f)	55,951	55,581
Radiology Partners Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.5902% 1/31/2029 (b)(c)(f)	614,900	593,533
US Anesthesia Partners Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.6881% 10/1/2028 (b)(c)(f)	28,950	28,591
		1,463,062
Health Care Technology - 0.4%
AthenaHealth Group Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 2/15/2029 (b)(c)(f)	1,142,547	1,131,304
Pharmaceuticals - 0.2%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 10.5698% 10/8/2030 (b)(c)(f)	735,000	692,127
Jazz Financing Lux Sarl Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5716% 5/5/2028 (b)(c)(f)	34,308	34,167
		726,294
TOTAL HEALTH CARE		4,789,345

Industrials - 2.3%
Aerospace & Defense - 0.2%
Goat Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3201% 1/27/2032 (b)(c)(f)	30,000	29,487
Kaman Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 7.0466% 2/26/2032 (b)(c)(f)	479,741	472,119
Kaman Corp Tranche B-DD 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 0% 2/26/2032 (b)(c)(f)(g)(i)	45,259	44,539
		546,145
Building Products - 0.2%
Oscar Acquisitionco LLC Tranche B 1LN, term loan CME Term SOFR 6 month Index + 4.25%, 8.5492% 4/29/2029 (b)(c)(f)	487,500	465,138
Commercial Services & Supplies - 1.4%
ABG Intermediate Holdings 2 LLC Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5716% 12/21/2028 (b)(c)(f)	564,579	553,079
Allied Universal Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.1716% 5/14/2028 (b)(c)(f)	1,837,354	1,834,562
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.7907% 8/1/2030 (b)(c)(f)	261,038	240,857
Ensemble RCM LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2797% 8/1/2029 (b)(c)(f)	29,774	29,728
GFL Environmental Services Inc/ON Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.8185% 3/3/2032 (b)(c)(f)	65,000	64,025
LRS Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.6861% 8/31/2028 (b)(c)(f)	926,606	852,478
Neptune Bidco US Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.3297% 4/11/2029 (b)(c)(f)	652,617	574,348
		4,149,077
Electrical Equipment - 0.0%
GrafTech Global Enterprises Inc Tranche NEW $ 1LN, term loan CME Term SOFR 1 month Index + 6%, 10.3028% 12/21/2029 (b)(c)(f)	32,923	32,528
GrafTech Global Enterprises Inc Tranche NEW $ 1LN, term loan CME Term SOFR 1 month Index + 6%, 3.75% 12/21/2029 (b)(c)(f)(i)	18,813	18,588
		51,116
Ground Transportation - 0.3%
Genesee & Wyoming Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 6.0492% 4/10/2031 (b)(c)(f)	756,823	746,281
Passenger Airlines - 0.0%
Vista Management Holding Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0476% 4/1/2031 (b)(c)(f)	20,000	19,892
Professional Services - 0.2%
Cast & Crew LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0716% 12/30/2028 (b)(c)(f)	637,350	608,956
CHG Healthcare Services Inc Tranche B1 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.3132% 9/29/2028 (b)(c)(f)	14,477	14,423
Corelogic Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.9361% 6/2/2028 (b)(c)(f)	48,250	47,526
		670,905
TOTAL INDUSTRIALS		6,648,554

Information Technology - 2.3%
Electronic Equipment, Instruments & Components - 0.0%
DG Investment Intermediate Holdings Inc 2LN, term loan CME Term SOFR 1 month Index + 6.75%, 11.1861% 3/31/2029 (b)(c)(f)	80,000	77,400
DG Investment Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.9361% 3/31/2028 (b)(c)(f)	14,438	14,376
		91,776
IT Services - 0.5%
Acuris Finance US Inc 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0492% 2/16/2028 (b)(c)(f)	6,275	6,206
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5177% 2/10/2028 (b)(c)(f)	652,697	594,118
Kaseya Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5716% 3/22/2032 (b)(c)(f)	130,000	128,978
X Corp 1LN, term loan 9.5% 10/29/2029 (f)	615,000	599,496
		1,328,798
Software - 1.6%
Applied Systems Inc 2LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.7992% 2/23/2032 (b)(c)(f)	5,000	5,104
Ascend Learning LLC 2LN, term loan CME Term SOFR 1 month Index + 5.75%, 10.1716% 12/10/2029 (b)(c)(f)	9,404	9,213
Ascend Learning LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 12/11/2028 (b)(c)(f)	1,172,844	1,157,762
Avalara Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5527% 3/29/2032 (b)(c)(f)	280,000	278,163
Cloud Software Group Inc Tranche B1 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.7992% 3/29/2029 (b)(c)(f)	1,744,250	1,722,046
Ellucian Holdings Inc 2LN, term loan CME Term SOFR 1 month Index + 4.75%, 9.0716% 11/15/2032 (b)(c)(f)	125,000	124,844
Leia Finco US LLC 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.4576% 10/9/2031 (b)(c)(f)	460,000	456,679
Maverick Bidco Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.1797% 5/18/2028 (b)(c)(f)	289,518	285,720
MH Sub I LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.5716% 12/31/2031 (b)(c)(f)	663,338	579,830
		4,619,361
Technology Hardware, Storage & Peripherals - 0.2%
Sandisk Corp/DE Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.33% 2/23/2032 (b)(c)(f)	890,000	847,725
TOTAL INFORMATION TECHNOLOGY		6,887,660

Materials - 1.4%
Chemicals - 1.1%
Advancion Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.4216% 11/24/2027 (b)(c)(f)	361,781	352,513
American Rock Salt Co LLC 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.4361% 6/4/2028 (b)(c)(f)	953,209	775,913
American Rock Salt Co LLC Tranche 1ST OUT DD TL 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 2% 6/12/2028 (b)(c)(f)(i)	130,923	130,923
American Rock Salt Co LLC Tranche 1ST OUT TL B 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 11.4361% 6/12/2028 (b)(c)(f)	206,368	206,368
Arc Falcon I Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.9216% 9/30/2028 (b)(c)(f)	391,155	379,569
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 8.3242% 7/3/2028 (b)(c)(f)	253,727	230,546
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.3288% 3/15/2029 (b)(c)(f)	505,659	491,571
Scih Salt Hldgs Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2797% 1/31/2029 (b)(c)(f)	31,597	31,274
WR Grace Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.5492% 9/22/2028 (b)(c)(f)	550,908	539,548
		3,138,225
Construction Materials - 0.0%
Eco Material Technologies Inc 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4666% 1/30/2032 (b)(c)(f)	30,000	29,650
White Cap Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5749% 10/19/2029 (b)(c)(f)	4,988	4,852
		34,502
Containers & Packaging - 0.3%
Clydesdale Acquisition Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 3.175%, 7.4966% 4/13/2029 (b)(c)(f)	963,925	956,580
TOTAL MATERIALS		4,129,307

Utilities - 0.4%
Electric Utilities - 0.3%
WEC US Holdings Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5737% 1/20/2031 (b)(c)(f)	847,130	838,447
Independent Power and Renewable Electricity Producers - 0.1%
Natgasoline LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.7992% 3/25/2030 (b)(c)(f)	310,000	301,862
TOTAL UTILITIES		1,140,309

TOTAL UNITED STATES		43,793,195
TOTAL BANK LOAN OBLIGATIONS (Cost $46,314,765)		44,899,148

Common Stocks - 0.1%
	Shares	Value ($)
UNITED STATES - 0.1%
Energy - 0.0%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd (h)(k)	6,468	0
Oil, Gas & Consumable Fuels - 0.0%
Mesquite Energy Inc (h)(k)	1,922	167,820
New Fortress Energy Inc (l)	6,569	35,670
		203,490
TOTAL ENERGY		203,490

Financials - 0.0%
Financial Services - 0.0%
Limetree Bay Cayman Ltd (h)(k)	80	0
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Cano Health LLC (h)(k)	29,327	300,602
Cano Health LLC warrants (h)(k)	901	2,487
		303,089
Industrials - 0.0%
Passenger Airlines - 0.0%
Spirit Aviation Holdings Inc	2,998	25,033
TOTAL UNITED STATES		531,612
TOTAL COMMON STOCKS (Cost $883,999)		531,612

Convertible Corporate Bonds - 0.6%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.6%
Communication Services - 0.3%
Media - 0.3%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind	801,400	863,990
Consumer Discretionary - 0.0%
Household Durables - 0.0%
Meritage Homes Corp 1.75% 5/15/2028 (d)	10,000	9,710
Financials - 0.1%
Capital Markets - 0.0%
Coinbase Global Inc 0.25% 4/1/2030	10,000	9,935
Financial Services - 0.1%
Global Payments Inc 1.5% 3/1/2031	348,000	308,328
TOTAL FINANCIALS		318,263

Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Wolfspeed Inc 1.875% 12/1/2029	611,000	171,386
Software - 0.0%
BlackLine Inc 1% 6/1/2029 (d)	40,000	39,450
TOTAL INFORMATION TECHNOLOGY		210,836

Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 0.25% 6/15/2026	510,000	476,340
TOTAL UNITED STATES		1,879,139
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $2,120,081)		1,879,139

Non-Convertible Corporate Bonds - 77.1%
	Principal Amount (a)	Value ($)
ANGOLA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Azule Energy Finance Plc 8.125% 1/23/2030 (d)	200,000	192,850
AUSTRALIA - 0.8%
Materials - 0.8%
Metals & Mining - 0.8%
Alumina Pty Ltd 6.375% 9/15/2032 (d)	925,000	902,912
Mineral Resources Ltd 9.25% 10/1/2028 (d)	1,680,000	1,588,799

TOTAL AUSTRALIA		2,491,711
BAILIWICK OF JERSEY - 0.0%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Aston Martin Capital Holdings Ltd 10% 3/31/2029 (d)	200,000	171,786
BELGIUM - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Telenet Finance Luxembourg Notes Sarl 5.5% 3/1/2028 (d)	200,000	194,991
BRAZIL - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
ERO Copper Corp 6.5% 2/15/2030 (d)	340,000	327,675
CAMEROON - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Golar LNG Ltd 7.75% 9/19/2029 (d)(m)	200,000	199,158
CANADA - 4.0%
Consumer Discretionary - 0.7%
Hotels, Restaurants & Leisure - 0.7%
1011778 BC ULC / New Red Finance Inc 3.875% 1/15/2028 (d)	900,000	864,178
1011778 BC ULC / New Red Finance Inc 5.625% 9/15/2029 (d)	630,000	627,915
1011778 BC ULC / New Red Finance Inc 6.125% 6/15/2029 (d)	345,000	350,456
Ontario Gaming GTA LP/OTG Co-Issuer Inc 8% 8/1/2030 (d)	275,000	264,608
		2,107,157
Consumer Staples - 0.1%
Household Products - 0.1%
Kronos Acquisition Holdings Inc 8.25% 6/30/2031 (d)	230,000	190,085
Energy - 0.4%
Energy Equipment & Services - 0.1%
Precision Drilling Corp 7.125% 1/15/2026 (d)	326,000	324,881
Oil, Gas & Consumable Fuels - 0.3%
Baytex Energy Corp 7.375% 3/15/2032 (d)	305,000	262,960
Parkland Corp 6.625% 8/15/2032 (d)	590,000	587,283
		850,243
TOTAL ENERGY		1,175,124

Financials - 0.0%
Insurance - 0.0%
Jones Deslauriers Insurance Management Inc 10.5% 12/15/2030 (d)	70,000	75,301
Industrials - 0.5%
Aerospace & Defense - 0.0%
Bombardier Inc 6% 2/15/2028 (d)	125,000	123,613
Commercial Services & Supplies - 0.5%
Garda World Security Corp 8.25% 8/1/2032 (d)	235,000	230,862
Wrangler Holdco Corp 6.625% 4/1/2032 (d)	1,065,000	1,093,253
		1,324,115
TOTAL INDUSTRIALS		1,447,728

Information Technology - 0.7%
Software - 0.7%
Open Text Corp 3.875% 2/15/2028 (d)	2,100,000	2,007,274
Materials - 1.6%
Chemicals - 1.0%
Methanex Corp 5.125% 10/15/2027	1,125,000	1,104,290
NOVA Chemicals Corp 5% 5/1/2025 (d)	1,005,000	1,005,000
NOVA Chemicals Corp 5.25% 6/1/2027 (d)	675,000	667,260
NOVA Chemicals Corp 9% 2/15/2030 (d)	185,000	197,664
		2,974,214
Metals & Mining - 0.6%
Capstone Copper Corp 6.75% 3/31/2033 (d)	375,000	368,460
Hudbay Minerals Inc 4.5% 4/1/2026 (d)	1,080,000	1,059,803
New Gold Inc 6.875% 4/1/2032 (d)	310,000	317,055
		1,745,318
TOTAL MATERIALS		4,719,532

TOTAL CANADA		11,722,201
COLOMBIA - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Canacol Energy Ltd 5.75% 11/24/2028 (d)	905,000	416,300
CONGO DEMOCRATIC REPUBLIC OF - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Ivanhoe Mine Ltd 7.875% 1/23/2030 (d)	255,000	248,735
FINLAND - 0.1%
Consumer Discretionary - 0.1%
Leisure Products - 0.1%
Amer Sports Co 6.75% 2/16/2031 (d)(n)	235,000	237,689
FRANCE - 0.7%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Altice France SA 5.125% 7/15/2029 (d)	250,000	203,971
Altice France SA 5.5% 1/15/2028 (d)	235,000	194,555
Altice France SA 5.5% 10/15/2029 (d)	95,000	77,768
Iliad Holding SASU 7% 4/15/2032 (d)	200,000	201,785
		678,079
Consumer Staples - 0.2%
Personal Care Products - 0.2%
Opal Bidco SAS 6.5% 3/31/2032 (d)	565,000	566,651
Energy - 0.1%
Energy Equipment & Services - 0.1%
Viridien 10% 10/15/2030 (d)	360,000	337,961
Materials - 0.1%
Chemicals - 0.1%
SPCM SA 3.125% 3/15/2027 (d)	395,000	374,246
TOTAL FRANCE		1,956,937
GERMANY - 0.5%
Industrials - 0.5%
Machinery - 0.5%
TK Elevator US Newco Inc 5.25% 7/15/2027 (d)	1,600,000	1,575,516
Materials - 0.0%
Paper & Forest Products - 0.0%
Mercer International Inc 12.875% 10/1/2028 (d)	25,000	25,544
TOTAL GERMANY		1,601,060
GHANA - 0.5%
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Kosmos Energy Ltd 7.125% 4/4/2026 (d)	780,000	747,825
Kosmos Energy Ltd 8.75% 10/1/2031 (d)	200,000	160,940
Tullow Oil PLC 10.25% 5/15/2026 (d)	580,000	452,400

TOTAL GHANA		1,361,165
GRAND CAYMAN (UK OVERSEAS TER) - 0.1%
Financials - 0.1%
Financial Services - 0.1%
Global Aircraft Leasing Co Ltd 8.75% 9/1/2027 (d)	235,000	234,149
HONG KONG - 0.3%
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Melco Resorts Finance Ltd 5.25% 4/26/2026 (d)	200,000	196,098
Industrials - 0.2%
Marine Transportation - 0.2%
Seaspan Corp 5.5% 8/1/2029 (d)	645,000	588,405
TOTAL HONG KONG		784,503
IRELAND - 0.8%
Financials - 0.8%
Financial Services - 0.8%
GGAM Finance Ltd 6.875% 4/15/2029 (d)	370,000	377,847
GGAM Finance Ltd 7.75% 5/15/2026 (d)	1,540,000	1,557,319
TrueNoord Capital DAC 8.75% 3/1/2030 (d)	265,000	270,692

TOTAL IRELAND		2,205,858
MACAU - 0.1%
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Studio City Finance Ltd 5% 1/15/2029 (d)	225,000	197,343
NETHERLANDS - 0.2%
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Sigma Holdco BV 7.875% 5/15/2026 (d)	120,000	118,807
Materials - 0.2%
Containers & Packaging - 0.2%
Trivium Packaging Finance BV 8.5% 8/15/2027 (d)	385,000	380,527
TOTAL NETHERLANDS		499,334
NIGERIA - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
IHS Holding Ltd 7.875% 5/29/2030 (d)	200,000	192,750
IHS Holding Ltd 8.25% 11/29/2031 (d)	200,000	192,250

TOTAL NIGERIA		385,000
NORWAY - 0.1%
Energy - 0.1%
Energy Equipment & Services - 0.1%
TGS ASA 8.5% 1/15/2030 (d)	250,000	247,500
PANAMA - 0.3%
Communication Services - 0.3%
Wireless Telecommunication Services - 0.3%
C&W Senior Finance Ltd 9% 1/15/2033 (d)	835,000	839,130
SOUTH AFRICA - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Liquid Telecommunications Financing Plc 5.5% 9/4/2026 (d)	395,000	326,104
SWITZERLAND - 0.1%
Industrials - 0.1%
Aerospace & Defense - 0.1%
VistaJet Malta Finance PLC / Vista Management Holding Inc 7.875% 5/1/2027 (d)	385,000	373,887
TANZANIA - 0.3%
Information Technology - 0.3%
Communications Equipment - 0.3%
HTA Group Ltd/Mauritius 7.5% 6/4/2029 (d)	1,000,000	998,750
UNITED KINGDOM - 1.9%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Connect Finco Sarl / Connect Us Finco LLC 9% 9/15/2029 (d)	640,000	598,592
Consumer Discretionary - 0.7%
Automobile Components - 0.5%
Macquarie Airfinance Holdings Ltd 8.125% 3/30/2029 (d)	610,000	637,945
Macquarie Airfinance Holdings Ltd 8.375% 5/1/2028 (d)	750,000	781,410
		1,419,355
Automobiles - 0.1%
Mclaren Finance PLC 7.5% 8/1/2026 (d)	310,000	310,232
Specialty Retail - 0.1%
Belron UK Finance PLC 5.75% 10/15/2029 (d)	370,000	369,460
TOTAL CONSUMER DISCRETIONARY		2,099,047

Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
EG Global Finance PLC 12% 11/30/2028 (d)	1,910,000	2,105,399
Industrials - 0.2%
Aerospace & Defense - 0.2%
Rolls-Royce PLC 5.75% 10/15/2027 (d)	475,000	485,847
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6.375% 2/15/2032 (d)	405,000	397,892
TOTAL UNITED KINGDOM		5,686,777
UNITED STATES - 65.5%
Communication Services - 6.4%
Diversified Telecommunication Services - 1.0%
Cogent Communications Group LLC 7% 6/15/2027 (d)	825,000	829,038
Consolidated Communications Inc 5% 10/1/2028 (d)(n)	385,000	365,568
Frontier Communications Holdings LLC 5% 5/1/2028 (d)	1,275,000	1,261,841
Level 3 Financing Inc 10.5% 5/15/2030 (d)	260,000	281,079
Level 3 Financing Inc 11% 11/15/2029 (d)	168,736	188,562
		2,926,088
Entertainment - 0.6%
Live Nation Entertainment Inc 4.75% 10/15/2027 (d)(n)	1,800,000	1,761,850
Interactive Media & Services - 0.1%
Snap Inc 6.875% 3/1/2033 (d)	255,000	254,678
Media - 4.1%
Advantage Sales & Marketing Inc 6.5% 11/15/2028 (d)	425,000	342,170
CCO Holdings LLC / CCO Holdings Capital Corp 5.125% 5/1/2027 (d)	2,925,000	2,884,988
Clear Channel Outdoor Holdings Inc 7.875% 4/1/2030 (d)(n)	235,000	235,105
Clear Channel Outdoor Holdings Inc 9% 9/15/2028 (d)(n)	1,325,000	1,371,447
DISH DBS Corp 5.125% 6/1/2029	445,000	278,621
DISH DBS Corp 7.375% 7/1/2028	510,000	344,612
EchoStar Corp 10.75% 11/30/2029	2,369,934	2,505,883
EchoStar Corp 6.75% 11/30/2030 pay-in-kind (c)	931,800	868,505
Sirius XM Radio LLC 3.125% 9/1/2026 (d)	2,395,000	2,330,555
Univision Communications Inc 4.5% 5/1/2029 (d)(n)	355,000	304,418
Univision Communications Inc 8% 8/15/2028 (d)	470,000	456,534
		11,922,838
Wireless Telecommunication Services - 0.6%
T-Mobile USA Inc 2.25% 2/15/2026	1,510,000	1,480,021
T-Mobile USA Inc 2.625% 4/15/2026	395,000	387,675
		1,867,696
TOTAL COMMUNICATION SERVICES		18,733,150

Consumer Discretionary - 10.5%
Automobile Components - 0.3%
Clarios Global LP / Clarios US Finance Co 6.75% 5/15/2028 (d)	180,000	182,811
Patrick Industries Inc 6.375% 11/1/2032 (d)	375,000	364,062
Phinia Inc 6.75% 4/15/2029 (d)	180,000	181,921
Real Hero Merger Sub 2 Inc 6.25% 2/1/2029 (d)	30,000	22,380
		751,174
Broadline Retail - 0.2%
Kohl's Corp 4.25% 7/17/2025	70,000	68,668
Wayfair LLC 7.25% 10/31/2029 (d)	240,000	219,215
Wayfair LLC 7.75% 9/15/2030 (d)(n)	465,000	424,233
		712,116
Distributors - 0.1%
Gates Corp/DE 6.875% 7/1/2029 (d)	340,000	344,974
Diversified Consumer Services - 1.2%
Service Corp International/US 5.75% 10/15/2032	240,000	236,938
Sotheby's 7.375% 10/15/2027 (d)	215,000	201,790
TKC Holdings Inc 10.5% 5/15/2029 (d)	1,075,000	1,075,522
TKC Holdings Inc 6.875% 5/15/2028 (d)	515,000	515,035
WASH Multifamily Acquisition Inc 5.75% 4/15/2026 (d)(n)	1,565,000	1,549,279
		3,578,564
Hotels, Restaurants & Leisure - 6.9%
Affinity Interactive 6.875% 12/15/2027 (d)	215,000	154,149
Boyd Gaming Corp 4.75% 12/1/2027	475,000	465,248
Caesars Entertainment Inc 6% 10/15/2032 (d)(n)	370,000	348,815
Caesars Entertainment Inc 8.125% 7/1/2027 (d)	302,000	302,908
Carnival Corp 5.75% 3/15/2030 (d)	305,000	302,866
Carnival Corp 6.125% 2/15/2033 (d)	1,605,000	1,591,202
Carnival Corp 7.625% 3/1/2026 (d)	2,830,000	2,833,634
Churchill Downs Inc 4.75% 1/15/2028 (d)(n)	375,000	363,392
Churchill Downs Inc 6.75% 5/1/2031 (d)(n)	620,000	626,186
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 6.75% 1/15/2030 (d)	575,000	503,072
Hilton Domestic Operating Co Inc 5.875% 3/15/2033 (d)	360,000	359,815
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 6.625% 1/15/2032 (d)	230,000	225,360
International Game Technology PLC 4.125% 4/15/2026 (d)	1,025,000	1,011,773
Las Vegas Sands Corp 3.5% 8/18/2026	400,000	391,106
Life Time Inc 6% 11/15/2031 (d)	500,000	498,432
Light & Wonder International Inc 7% 5/15/2028 (d)	1,250,000	1,250,283
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC 8.25% 4/15/2030 (d)	400,000	399,935
NCL Corp Ltd 5.875% 2/15/2027 (d)	650,000	646,968
NCL Corp Ltd 5.875% 3/15/2026 (d)	58,000	57,704
NCL Corp Ltd 6.25% 3/1/2030 (d)	700,000	682,815
NCL Corp Ltd 6.75% 2/1/2032 (d)	1,225,000	1,197,576
Neogen Food Safety Corp 8.625% 7/20/2030 (d)	55,000	55,522
Royal Caribbean Cruises Ltd 5.375% 7/15/2027 (d)	120,000	119,860
Royal Caribbean Cruises Ltd 5.5% 4/1/2028 (d)	750,000	749,230
Royal Caribbean Cruises Ltd 5.5% 8/31/2026 (d)	1,685,000	1,685,804
Royal Caribbean Cruises Ltd 6.25% 3/15/2032 (d)	280,000	284,197
Six Flags Entertainment Corp 5.5% 4/15/2027 (d)	550,000	544,044
Station Casinos LLC 6.625% 3/15/2032 (d)(n)	350,000	347,970
Viking Cruises Ltd 9.125% 7/15/2031 (d)	1,250,000	1,336,494
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp 5.25% 5/15/2027 (d)(n)	400,000	395,899
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 6.25% 3/15/2033 (d)	605,000	584,806
		20,317,065
Household Durables - 1.0%
Beazer Homes USA Inc 7.5% 3/15/2031 (d)(n)	185,000	178,743
Landsea Homes Corp 8.875% 4/1/2029 (d)(n)	230,000	217,654
LGI Homes Inc 7% 11/15/2032 (d)	445,000	410,513
LGI Homes Inc 8.75% 12/15/2028 (d)	195,000	196,911
Newell Brands Inc 5.7% 4/1/2026 (o)	521,000	514,109
Newell Brands Inc 6.375% 5/15/2030	355,000	323,183
Newell Brands Inc 6.625% 5/15/2032 (n)	265,000	235,240
Somnigroup International Inc 4% 4/15/2029 (d)	1,065,000	988,764
		3,065,117
Leisure Products - 0.2%
Mattel Inc 5.875% 12/15/2027 (d)	460,000	457,065
Specialty Retail - 0.6%
At Home Group Inc 4.875% 7/15/2028 (d)	60,000	15,893
Carvana Co 4.875% 9/1/2029 (d)	80,000	71,025
Carvana Co 5.875% 10/1/2028 (d)	115,000	105,800
Group 1 Automotive Inc 6.375% 1/15/2030 (d)(n)	225,000	227,299
Hudson Automotive Group 8% 5/15/2032 (d)	140,000	145,171
Sally Holdings LLC / Sally Capital Inc 6.75% 3/1/2032 (n)	235,000	236,705
Specialty Building Products Holdings LLC / SBP Finance Corp 7.75% 10/15/2029 (d)	100,000	93,963
Staples Inc 10.75% 9/1/2029 (d)	610,000	528,513
Wand NewCo 3 Inc 7.625% 1/30/2032 (d)(n)	295,000	303,904
		1,728,273
TOTAL CONSUMER DISCRETIONARY		30,954,348

Consumer Staples - 2.3%
Consumer Staples Distribution & Retail - 1.6%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 3.25% 3/15/2026 (d)	1,350,000	1,324,883
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 6.25% 3/15/2033 (d)	325,000	329,728
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 6.5% 2/15/2028 (d)	1,185,000	1,203,866
C&S Group Enterprises LLC 5% 12/15/2028 (d)	380,000	317,776
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 9% 2/15/2029 (d)	345,000	352,935
Performance Food Group Inc 5.5% 10/15/2027 (d)	500,000	495,902
Performance Food Group Inc 6.125% 9/15/2032 (d)	435,000	435,129
United Natural Foods Inc 6.75% 10/15/2028 (d)	95,000	93,275
US Foods Inc 5.75% 4/15/2033 (d)	215,000	210,594
		4,764,088
Food Products - 0.4%
Chobani Holdco II LLC 9.5% 10/1/2029 pay-in-kind (c)(d)	208,391	220,826
Fiesta Purchaser Inc 7.875% 3/1/2031 (d)	210,000	219,988
Fiesta Purchaser Inc 9.625% 9/15/2032 (d)	135,000	141,160
Post Holdings Inc 6.25% 10/15/2034 (d)(n)	220,000	218,174
Post Holdings Inc 6.375% 3/1/2033 (d)(n)	235,000	232,358
Viking Baked Goods Acquisition Corp 8.625% 11/1/2031 (d)	50,000	47,495
		1,080,001
Household Products - 0.1%
Resideo Funding Inc 6.5% 7/15/2032 (d)	360,000	357,116
Personal Care Products - 0.1%
Coty Inc 5% 4/15/2026 (d)	407,000	404,227
Tobacco - 0.1%
Turning Point Brands Inc 7.625% 3/15/2032 (d)	270,000	280,573
TOTAL CONSUMER STAPLES		6,886,005

Energy - 10.3%
Energy Equipment & Services - 1.5%
Archrock Partners LP / Archrock Partners Finance Corp 6.625% 9/1/2032 (d)	235,000	233,678
Kodiak Gas Services LLC 7.25% 2/15/2029 (d)	345,000	350,395
Nabors Industries Inc 7.375% 5/15/2027 (d)	610,000	575,163
Nabors Industries Ltd 7.5% 1/15/2028 (d)	560,000	445,646
Nustar Logistics LP 6% 6/1/2026	150,000	150,044
Star Holding LLC 8.75% 8/1/2031 (d)	235,000	215,318
Transocean Aquila Ltd 8% 9/30/2028 (d)	542,231	534,552
Transocean Inc 8.75% 2/15/2030 (d)	620,000	606,044
USA Compression Partners LP / USA Compression Finance Corp 6.875% 9/1/2027	1,175,000	1,165,031
USA Compression Partners LP / USA Compression Finance Corp 7.125% 3/15/2029 (d)	280,000	282,713
		4,558,584
Oil, Gas & Consumable Fuels - 8.8%
Aethon United BR LP / Aethon United Finance Corp 7.5% 10/1/2029 (d)	305,000	306,233
Ascent Resources Utica Holdings LLC / ARU Finance Corp 6.625% 10/15/2032 (d)	100,000	98,951
Buckeye Partners LP 4.125% 12/1/2027	1,725,000	1,657,349
California Resources Corp 7.125% 2/1/2026 (d)	92,000	91,402
California Resources Corp 8.25% 6/15/2029 (d)	995,000	948,639
Calumet Specialty Products Partners LP / Calumet Finance Corp 11% 4/15/2026 (d)	3,000	2,985
Cheniere Energy Inc 4.625% 10/15/2028	625,000	619,037
CITGO Petroleum Corp 6.375% 6/15/2026 (d)	525,000	522,164
CNX Resources Corp 7.25% 3/1/2032 (d)(n)	505,000	504,715
Comstock Resources Inc 6.75% 3/1/2029 (d)	490,000	467,063
Continental Resources Inc/OK 2.268% 11/15/2026 (d)	100,000	95,834
CVR Energy Inc 8.5% 1/15/2029 (d)	285,000	261,885
DCP Midstream Operating LP 5.375% 7/15/2025 (n)	335,000	335,070
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.125% 6/1/2028 (d)	80,000	79,046
Delek Logistics Partners LP / Delek Logistics Finance Corp 8.625% 3/15/2029 (d)	940,000	964,969
Energy Transfer LP 6% 2/1/2029 (d)(n)	685,000	692,481
Energy Transfer LP 7.375% 2/1/2031 (d)	650,000	680,307
EQT Corp 3.125% 5/15/2026 (d)	175,000	171,606
EQT Corp 7.5% 6/1/2027 (d)(n)	1,050,000	1,066,010
Excelerate Energy LP 8% 5/15/2030 (d)(e)	290,000	294,590
Genesis Energy LP / Genesis Energy Finance Corp 7.875% 5/15/2032	115,000	112,021
Harvest Midstream I LP 7.5% 5/15/2032 (d)	430,000	437,620
Hess Midstream Operations LP 5.875% 3/1/2028 (d)	1,035,000	1,037,176
HF Sinclair Corp 6.375% 4/15/2027	62,000	62,576
Howard Midstream Energy Partners LLC 7.375% 7/15/2032 (d)	230,000	235,425
Kinetik Holdings LP 6.625% 12/15/2028 (d)	675,000	679,934
Kraken Oil & Gas Partners LLC 7.625% 8/15/2029 (d)	185,000	165,499
Matador Resources Co 6.25% 4/15/2033 (d)	125,000	117,987
Matador Resources Co 6.5% 4/15/2032 (d)(n)	400,000	385,287
Moss Creek Resources Holdings Inc 8.25% 9/1/2031 (d)	120,000	110,268
Murphy Oil Corp 6% 10/1/2032 (n)	245,000	222,896
NGL Energy Operating LLC / NGL Energy Finance Corp 8.125% 2/15/2029 (d)(n)	345,000	324,235
Northern Oil & Gas Inc 8.75% 6/15/2031 (d)	285,000	273,808
ONEOK Inc 4.85% 7/15/2026	525,000	524,632
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (d)	580,000	477,147
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (d)	270,000	237,653
Prairie Acquiror LP 9% 8/1/2029 (d)	235,000	236,812
Range Resources Corp 4.875% 5/15/2025	450,000	449,555
Rockies Express Pipeline LLC 6.75% 3/15/2033 (d)	265,000	269,249
Sitio Royalties Operating Partnership LP / Sitio Finance Corp 7.875% 11/1/2028 (d)	1,252,000	1,286,660
SM Energy Co 6.625% 1/15/2027	431,000	423,484
Summit Midstream Holdings LLC 8.625% 10/31/2029 (d)	185,000	182,250
Sunoco LP / Sunoco Finance Corp 6% 4/15/2027	1,260,000	1,255,850
Sunoco LP 6.25% 7/1/2033 (d)	310,000	309,583
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 3/1/2027 (d)	925,000	913,078
Talos Production Inc 9% 2/1/2029 (d)	100,000	95,864
TransMontaigne Partners LLC 8.5% 6/15/2030 (d)	265,000	266,719
Venture Global Calcasieu 6.25% 1/15/2030 (d)	265,000	265,073
Venture Global LNG Inc 7% 1/15/2030 (d)	2,840,000	2,675,280
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (d)	295,000	302,643
Western Gas Partners LP 4.65% 7/1/2026	1,600,000	1,592,320
		25,788,920
TOTAL ENERGY		30,347,504

Financials - 5.5%
Banks - 0.2%
HAT Holdings I LLC / HAT Holdings II LLC 8% 6/15/2027 (d)	285,000	292,729
Western Alliance Bancorp 3% 6/15/2031 (c)	520,000	479,700
		772,429
Capital Markets - 0.9%
Focus Financial Partners LLC 6.75% 9/15/2031 (d)	360,000	362,154
Hightower Holding LLC 6.75% 4/15/2029 (d)	175,000	167,335
Jane Street Group / JSG Finance Inc 6.125% 11/1/2032 (d)	920,000	904,249
Jane Street Group / JSG Finance Inc 6.75% 5/1/2033 (d)	420,000	421,979
Jefferies Finance LLC / JFIN Co-Issuer Corp 6.625% 10/15/2031 (d)	375,000	367,411
VFH Parent LLC / Valor Co-Issuer Inc 7.5% 6/15/2031 (d)	270,000	277,141
		2,500,269
Consumer Finance - 1.3%
Capstone Borrower Inc 8% 6/15/2030 (d)	125,000	127,699
Encore Capital Group Inc 9.25% 4/1/2029 (d)	200,000	211,118
Navient Corp 6.75% 6/15/2026	250,000	252,284
OneMain Finance Corp 3.5% 1/15/2027	2,850,000	2,728,534
OneMain Finance Corp 6.75% 3/15/2032	310,000	304,057
PRA Group Inc 8.875% 1/31/2030 (d)(n)	115,000	118,436
		3,742,128
Financial Services - 2.2%
Block Inc 6.5% 5/15/2032 (d)	460,000	469,329
Freedom Mortgage Corp 6.625% 1/15/2027 (d)	250,000	248,122
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (d)	145,000	141,784
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027	1,745,000	1,654,692
Icahn Enterprises LP / Icahn Enterprises Finance Corp 6.25% 5/15/2026	575,000	572,861
Jefferson Capital Holdin 8.25% 5/15/2030 (d)	440,000	442,797
Nationstar Mortgage Holdings Inc 6.5% 8/1/2029 (d)	350,000	355,738
NFE Financing LLC 12% 11/15/2029 (d)	959,789	660,653
PennyMac Financial Services Inc 6.875% 2/15/2033 (d)	265,000	264,630
Saks Global Enterprises LLC 11% 12/15/2029 (d)	455,000	275,975
Shift4 Payments LLC / Shift4 Payments Finance Sub Inc 6.75% 8/15/2032 (d)	285,000	289,060
Walker & Dunlop Inc 6.625% 4/1/2033 (d)	230,000	233,946
Windstream Services LLC / Windstream Escrow Finance Corp 8.25% 10/1/2031 (d)	905,000	926,466
		6,536,053
Insurance - 0.7%
Acrisure LLC / Acrisure Finance Inc 8.25% 2/1/2029 (d)	230,000	235,330
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 10/15/2027 (d)	30,000	29,784
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 4/15/2028 (d)(n)	715,000	720,149
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 7% 1/15/2031 (d)	250,000	253,724
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875% 11/1/2029 (d)	250,000	243,998
Ryan Specialty LLC 5.875% 8/1/2032 (d)	465,000	459,286
		1,942,271
Mortgage Real Estate Investment Trusts (REITs) - 0.2%
Rithm Capital Corp 8% 4/1/2029 (d)	140,000	139,772
Starwood Property Trust Inc 6.5% 7/1/2030 (d)(n)	635,000	638,685
		778,457
TOTAL FINANCIALS		16,271,607

Health Care - 4.7%
Health Care Equipment & Supplies - 0.5%
Insulet Corp 6.5% 4/1/2033 (d)	135,000	137,728
Medline Borrower LP/Medline Co-Issuer Inc 6.25% 4/1/2029 (d)	1,140,000	1,148,724
Sotera Health Holdings LLC 7.375% 6/1/2031 (d)(n)	225,000	230,769
		1,517,221
Health Care Providers & Services - 2.6%
Acadia Healthcare Co Inc 7.375% 3/15/2033 (d)(n)	235,000	234,796
Centene Corp 3% 10/15/2030	210,000	184,431
CHS/Community Health Systems Inc 5.625% 3/15/2027 (d)(n)	1,650,000	1,609,105
HAH Group Holding Co LLC 9.75% 10/1/2031 (d)(n)	95,000	91,152
HCA Inc 5.875% 2/15/2026	650,000	651,667
LifePoint Health Inc 11% 10/15/2030 (d)	290,000	317,447
Molina Healthcare Inc 3.875% 5/15/2032 (d)	235,000	207,086
Molina Healthcare Inc 6.25% 1/15/2033 (d)(n)	375,000	372,179
Owens & Minor Inc 10% 4/15/2030 (d)	310,000	319,956
Select Medical Corp 6.25% 12/1/2032 (d)(n)	370,000	367,393
Surgery Center Holdings Inc 7.25% 4/15/2032 (d)	345,000	344,217
Tenet Healthcare Corp 5.125% 11/1/2027	2,700,000	2,677,743
US Acute Care Solutions LLC 9.75% 5/15/2029 (d)	100,000	101,518
		7,478,690
Health Care Technology - 0.7%
IQVIA Inc 5% 5/15/2027 (d)	1,975,000	1,959,252
Pharmaceuticals - 0.9%
1261229 BC Ltd 10% 4/15/2032 (d)	930,000	910,632
Bausch Health Americas Inc 9.25% 4/1/2026 (d)	890,000	867,941
Bausch Health Cos Inc 11% 9/30/2028 (d)	520,000	489,008
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (d)	550,000	518,743
		2,786,324
TOTAL HEALTH CARE		13,741,487

Industrials - 10.8%
Aerospace & Defense - 2.5%
Goat Holdco LLC 6.75% 2/1/2032 (d)	385,000	376,338
Howmet Aerospace Inc 5.9% 2/1/2027	455,000	465,838
OneSky Flight LLC 8.875% 12/15/2029 (d)	115,000	116,081
Spirit AeroSystems Inc 9.75% 11/15/2030 (d)	210,000	232,450
TransDigm Inc 5.5% 11/15/2027	1,735,000	1,726,740
TransDigm Inc 6.375% 3/1/2029 (d)	1,460,000	1,487,320
TransDigm Inc 6.75% 8/15/2028 (d)	2,935,000	2,990,031
		7,394,798
Air Freight & Logistics - 0.7%
Rand Parent LLC 8.5% 2/15/2030 (d)(n)	1,870,000	1,738,890
Stonepeak Nile Parent LLC 7.25% 3/15/2032 (d)(n)	365,000	370,566
		2,109,456
Building Products - 0.4%
Advanced Drainage Systems Inc 5% 9/30/2027 (d)	245,000	242,286
AmeriTex HoldCo Intermediate LLC 10.25% 10/15/2028 (d)	355,000	365,699
Standard Building Solutions Inc 6.5% 8/15/2032 (d)	495,000	501,165
		1,109,150
Commercial Services & Supplies - 3.1%
Allied Universal Holdco LLC 7.875% 2/15/2031 (d)	340,000	347,263
Artera Services LLC 8.5% 2/15/2031 (d)(n)	1,765,000	1,674,588
Brand Industrial Services Inc 10.375% 8/1/2030 (d)	1,015,000	964,175
Clean Harbors Inc 6.375% 2/1/2031 (d)(n)	210,000	213,905
CoreCivic Inc 4.75% 10/15/2027	35,000	34,095
CoreCivic Inc 8.25% 4/15/2029	235,000	247,716
GEO Group Inc/The 10.25% 4/15/2031	620,000	677,454
GEO Group Inc/The 8.625% 4/15/2029	230,000	241,787
GFL Environmental Inc 4% 8/1/2028 (d)	1,450,000	1,381,211
GFL Environmental Inc 6.75% 1/15/2031 (d)	230,000	239,085
Madison IAQ LLC 4.125% 6/30/2028 (d)	875,000	835,416
Neptune Bidco US Inc 9.29% 4/15/2029 (d)(n)	810,000	720,900
OT Midco Inc 10% 2/15/2030 (d)	480,000	390,550
Prime Security Services Borrower LLC / Prime Finance Inc 5.75% 4/15/2026 (d)(n)	677,000	676,326
Waste Pro USA Inc 7% 2/1/2033 (d)	235,000	239,766
Williams Scotsman Inc 6.625% 4/15/2030 (d)	220,000	223,984
		9,108,221
Construction & Engineering - 0.6%
AECOM 5.125% 3/15/2027	1,155,000	1,152,376
Arcosa Inc 6.875% 8/15/2032 (d)	120,000	122,279
Pike Corp 8.625% 1/31/2031 (d)	275,000	288,498
Railworks Holdings LP / Railworks Rally Inc 8.25% 11/15/2028 (d)	230,000	230,362
		1,793,515
Electrical Equipment - 0.2%
GrafTech Global Enterprises Inc 9.875% 12/23/2029 (d)	175,000	131,250
WESCO Distribution Inc 6.375% 3/15/2033 (d)	460,000	465,341
		596,591
Ground Transportation - 0.4%
Avis Budget Car Rental LLC / Avis Budget Finance Inc 8.25% 1/15/2030 (d)	195,000	194,552
Genesee & Wyoming Inc 6.25% 4/15/2032 (d)	430,000	435,676
XPO Inc 6.25% 6/1/2028 (d)	470,000	474,657
		1,104,885
Machinery - 0.5%
Esab Corp 6.25% 4/15/2029 (d)(n)	1,465,000	1,486,434
Passenger Airlines - 1.1%
American Airlines 2016-3 Class A Pass Through Trust 7.25% 2/15/2028 (d)(n)	480,000	474,137
American Airlines Inc/AAdvantage Loyalty IP Ltd 5.5% 4/20/2026 (d)	1,025,910	1,019,073
JetBlue Airways Corp / JetBlue Loyalty LP 9.875% 9/20/2031 (d)	190,000	175,014
United Airlines Inc 4.375% 4/15/2026 (d)	1,650,000	1,626,444
		3,294,668
Professional Services - 0.5%
Amentum Holdings Inc 7.25% 8/1/2032 (d)	275,000	279,740
Corelogic Inc 4.5% 5/1/2028 (d)	590,000	558,327
TriNet Group Inc 7.125% 8/15/2031 (d)	510,000	519,097
		1,357,164
Trading Companies & Distributors - 0.8%
Beacon Roofing Supply Inc 6.75% 4/30/2032 (d)	435,000	436,125
Fortress Transportation and Infrastructure Investors LLC 7% 6/15/2032 (d)	230,000	233,059
Fortress Transportation and Infrastructure Investors LLC 7.875% 12/1/2030 (d)	385,000	402,499
United Rentals North America Inc 3.875% 11/15/2027 (n)	675,000	651,853
United Rentals North America Inc 6.125% 3/15/2034 (d)(n)	735,000	742,928
		2,466,464
TOTAL INDUSTRIALS		31,821,346

Information Technology - 5.0%
Communications Equipment - 1.0%
CommScope LLC 9.5% 12/15/2031 (d)(n)	1,864,000	1,906,820
Hughes Satellite Systems Corp 5.25% 8/1/2026 (n)	160,000	149,152
Viasat Inc 5.625% 9/15/2025 (d)	790,000	789,964
		2,845,936
Electronic Equipment, Instruments & Components - 0.3%
CPI CG Inc 10% 7/15/2029 (d)	125,000	134,040
Insight Enterprises Inc 6.625% 5/15/2032 (d)	185,000	187,683
Lightning Power LLC 7.25% 8/15/2032 (d)	220,000	227,927
Sensata Technologies Inc 6.625% 7/15/2032 (d)(n)	250,000	247,680
		797,330
IT Services - 1.1%
Acuris Finance US Inc / Acuris Finance SARL 5% 5/1/2028 (d)(n)	915,000	809,173
Acuris Finance US Inc / Acuris Finance SARL 9% 8/1/2029 (d)	300,000	282,000
Camelot Finance SA 4.5% 11/1/2026 (d)	1,175,000	1,157,740
Sabre GLBL Inc 10.75% 11/15/2029 (d)	235,000	223,837
Sabre GLBL Inc 8.625% 6/1/2027 (d)(n)	675,000	646,313
Virtusa Corp 7.125% 12/15/2028 (d)	50,000	47,666
		3,166,729
Semiconductors & Semiconductor Equipment - 1.2%
Entegris Inc 4.75% 4/15/2029 (d)	1,645,000	1,600,802
Qorvo Inc 4.375% 10/15/2029	1,675,000	1,600,966
Wolfspeed Inc 7.9583% 6/23/2030 (d)(h)(i)(o)	441,240	424,694
		3,626,462
Software - 1.3%
Central Parent LLC / CDK Global II LLC / CDK Financing Co Inc 8% 6/15/2029 (d)(n)	665,000	588,783
Elastic NV 4.125% 7/15/2029 (d)	225,000	212,351
Ellucian Holdings Inc 6.5% 12/1/2029 (d)	125,000	124,877
Gen Digital Inc 6.25% 4/1/2033 (d)	340,000	339,083
SS&C Technologies Inc 5.5% 9/30/2027 (d)(n)	2,400,000	2,388,167
UKG Inc 6.875% 2/1/2031 (d)(n)	285,000	293,206
		3,946,467
Technology Hardware, Storage & Peripherals - 0.1%
Seagate HDD Cayman 8.25% 12/15/2029	165,000	176,934
TOTAL INFORMATION TECHNOLOGY		14,559,858

Materials - 6.0%
Chemicals - 2.7%
Avient Corp 6.25% 11/1/2031 (d)	240,000	237,434
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031 (d)	590,000	610,927
Celanese US Holdings LLC 6.5% 4/15/2030 (n)	250,000	244,272
Celanese US Holdings LLC 6.75% 4/15/2033 (n)	500,000	469,362
Chemours Co/The 5.375% 5/15/2027 (n)	1,325,000	1,290,330
Chemours Co/The 5.75% 11/15/2028 (d)	345,000	312,508
Kobe US Midco 2 Inc 9.25% 11/1/2026 pay-in-kind (c)(d)	267,435	228,991
LSB Industries Inc 6.25% 10/15/2028 (d)	240,000	224,613
Mativ Holdings Inc 8% 10/1/2029 (d)(n)	265,000	220,292
Methanex US Operations Inc 6.25% 3/15/2032 (d)	470,000	445,042
Olin Corp 6.625% 4/1/2033 (d)(n)	310,000	294,144
Olympus Water US Holding Corp 7.25% 6/15/2031 (d)(n)	560,000	560,000
Scih Salt Hldgs Inc 4.875% 5/1/2028 (d)	2,395,000	2,294,414
Tronox Inc 4.625% 3/15/2029 (d)(n)	530,000	429,022
WR Grace Holdings LLC 7.375% 3/1/2031 (d)	180,000	180,961
		8,042,312
Construction Materials - 0.8%
Global Infrastructure Solutions Inc 5.625% 6/1/2029 (d)	185,000	175,929
Quikrete Holdings Inc 6.375% 3/1/2032 (d)	990,000	995,580
VM Consolidated Inc 5.5% 4/15/2029 (d)(n)	1,075,000	1,036,522
		2,208,031
Containers & Packaging - 1.4%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6% 6/15/2027 (d)	865,000	861,825
Clydesdale Acquisition Holdings Inc 6.75% 4/15/2032 (d)	465,000	475,464
Graphic Packaging International LLC 6.375% 7/15/2032 (d)(n)	460,000	462,263
Sealed Air Corp 5% 4/15/2029 (d)	1,800,000	1,750,355
Sealed Air Corp/Sealed Air Corp US 6.125% 2/1/2028 (d)	640,000	644,726
		4,194,633
Metals & Mining - 1.0%
Alcoa Nederland Holding BV 7.125% 3/15/2031 (d)	90,000	92,723
Arsenal AIC Parent LLC 8% 10/1/2030 (d)	110,000	113,890
Cleveland-Cliffs Inc 6.75% 4/15/2030 (d)(n)	195,000	187,773
Cleveland-Cliffs Inc 6.875% 11/1/2029 (d)	125,000	121,066
Cleveland-Cliffs Inc 7% 3/15/2032 (d)(n)	475,000	446,256
Cleveland-Cliffs Inc 7.375% 5/1/2033 (d)(n)	125,000	117,508
Cleveland-Cliffs Inc 7.5% 9/15/2031 (d)(n)	545,000	527,413
Compass Minerals International Inc 6.75% 12/1/2027 (d)(n)	205,000	202,568
Novelis Corp 3.25% 11/15/2026 (d)	1,175,000	1,139,539
		2,948,736
Paper & Forest Products - 0.1%
Magnera Corp 7.25% 11/15/2031 (d)	175,000	165,485
TOTAL MATERIALS		17,559,197

Real Estate - 2.0%
Diversified REITs - 0.5%
Safehold GL Holdings LLC 2.85% 1/15/2032 (n)	710,000	604,247
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (d)	1,020,000	933,127
		1,537,374
Health Care REITs - 0.1%
MPT Operating Partnership LP / MPT Finance Corp 8.5% 2/15/2032 (d)	340,000	345,434
Hotel & Resort REITs - 0.1%
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 7% 2/1/2030 (d)(n)	160,000	160,141
Real Estate Management & Development - 0.1%
Greystar Real Estate Partners LLC 7.75% 9/1/2030 (d)	230,000	241,530
Retail REITs - 0.4%
Brookfield Property REIT Inc / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL 5.75% 5/15/2026 (d)	1,144,000	1,133,364
Specialized REITs - 0.8%
Iron Mountain Inc 4.875% 9/15/2027 (d)(n)	475,000	468,304
SBA Communications Corp 3.875% 2/15/2027	1,925,000	1,883,223
		2,351,527
TOTAL REAL ESTATE		5,769,370

Utilities - 2.0%
Electric Utilities - 1.3%
PG&E Corp 5% 7/1/2028	460,000	448,691
PG&E Corp 7.375% 3/15/2055 (c)	217,000	210,661
Vistra Operations Co LLC 5% 7/31/2027 (d)	1,075,000	1,065,640
Vistra Operations Co LLC 5.625% 2/15/2027 (d)	805,000	804,479
Vistra Operations Co LLC 7.75% 10/15/2031 (d)	355,000	375,371
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (d)(n)	465,000	460,203
XPLR Infrastructure Operating Partners LP 8.375% 1/15/2031 (d)(n)	450,000	451,652
		3,816,697
Independent Power and Renewable Electricity Producers - 0.5%
Alpha Generation LLC 6.75% 10/15/2032 (d)	290,000	295,542
Calpine Corp 5.125% 3/15/2028 (d)	925,000	916,221
Sunnova Energy Corp 5.875% 9/1/2026 (d)	830,000	249,000
		1,460,763
Water Utilities - 0.2%
Aris Water Holdings LLC 7.25% 4/1/2030 (d)	465,000	461,431
TOTAL UTILITIES		5,738,891

TOTAL UNITED STATES		192,382,763
ZAMBIA - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
First Quantum Minerals Ltd 8% 3/1/2033 (d)	275,000	272,079
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $225,893,358)		226,555,435

Preferred Securities - 2.2%
	Principal Amount (a)	Value ($)
SWITZERLAND - 0.2%
Financials - 0.2%
Capital Markets - 0.2%
UBS Group AG 7% (c)(d)(p)	530,000	520,337
UNITED KINGDOM - 0.1%
Financials - 0.1%
Banks - 0.1%
Barclays PLC 7.625% (c)(p)	245,000	237,761
UNITED STATES - 1.9%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Mesquite Energy Inc 7.25% (j)(p)	135,000	1,349
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.11%, 8.6946% (b)(c)(p)	510,000	512,263
		513,612
Financials - 1.7%
Banks - 1.2%
BW Real Estate Inc 9.5% (c)(d)(p)	185,000	183,536
Citigroup Inc 6.75% (c)(p)	200,000	194,862
Citigroup Inc 6.95% (c)(p)	515,000	512,345
Citigroup Inc 7.125% (c)(p)	550,000	550,696
JPMorgan Chase & Co 6.5% (c)(p)	1,615,000	1,622,447
Wells Fargo & Co 7.625% (c)(n)(p)	290,000	308,112
		3,371,998
Capital Markets - 0.4%
Bank of New York Mellon Corp/The 6.3% (c)(n)(p)	155,000	157,067
Charles Schwab Corp/The 5.375% (c)(p)	515,000	517,731
Goldman Sachs Group Inc/The 6.125% (c)(p)	120,000	117,531
Goldman Sachs Group Inc/The 6.85% (c)(p)	385,000	386,746
		1,179,075
Consumer Finance - 0.1%
Ally Financial Inc 4.7% (c)(p)	230,000	196,799
Ally Financial Inc 4.7% (c)(p)	220,000	204,205
		401,004
TOTAL FINANCIALS		4,952,077

Utilities - 0.0%
Electric Utilities - 0.0%
Edison International 5% (c)(p)	155,000	138,067
TOTAL UNITED STATES		5,603,756
TOTAL PREFERRED SECURITIES (Cost $6,328,710)		6,361,854

Money Market Funds - 12.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (r)	4.33	11,179,984	11,182,220
Fidelity Securities Lending Cash Central Fund (r)(s)	4.33	24,358,897	24,361,332
TOTAL MONEY MARKET FUNDS (Cost $35,543,552)			35,543,552

U.S. Treasury Obligations - 1.3%
	Yield (%) (q)	Principal Amount (a)	Value ($)
US Treasury Notes 1.5% 2/15/2030 (Cost $3,674,876)	3.89	4,100,000	3,705,375

TOTAL INVESTMENT IN SECURITIES - 109.2% (Cost $322,233,574)	320,920,704
NET OTHER ASSETS (LIABILITIES) - (9.2)%	(27,039,893)
NET ASSETS - 100.0%	293,880,811

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $188,960,722 or 64.3% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(g)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(h)	Level 3 security
(i)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $489,622 and $477,670, respectively.

(j)	Non-income producing - Security is in default.
(k)	Non-income producing
(l)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $35,670 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(m)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $199,158 or 0.1% of net assets.

(n)	Security or a portion of the security is on loan at period end.
(o)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(p)	Security is perpetual in nature with no stated maturity date.
(q)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(r)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(s)	Investment made with cash collateral received from securities on loan.

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
New Fortress Energy Inc	5/22/2025

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	9,395,617	170,848,885	169,062,395	828,282	113	-	11,182,220	11,179,984	0.0%
Fidelity Securities Lending Cash Central Fund	-	131,322,790	106,961,458	55,671	-	-	24,361,332	24,358,897	0.1%
Total	9,395,617	302,171,675	276,023,853	883,953	113	-	35,543,552

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	1,444,589	-	1,444,589	-

Bank Loan Obligations
Communication Services	4,015,877	-	4,015,877	-
Consumer Discretionary	11,622,431	-	11,622,431	-
Consumer Staples	321,762	-	264,758	57,004
Energy	888,496	-	888,496	-
Financials	3,349,454	-	3,349,454	-
Health Care	4,789,345	-	4,789,345	-
Industrials	7,164,109	-	7,164,109	-
Information Technology	6,887,660	-	6,887,660	-
Materials	4,719,705	-	4,719,705	-
Utilities	1,140,309	-	1,140,309	-

Common Stocks
Energy	203,490	35,670	-	167,820
Financials	-	-	-	-
Health Care	303,089	-	-	303,089
Industrials	25,033	25,033	-	-

Convertible Corporate Bonds
Communication Services	863,990	-	863,990	-
Consumer Discretionary	9,710	-	9,710	-
Financials	318,263	-	318,263	-
Information Technology	210,836	-	210,836	-
Real Estate	476,340	-	476,340	-

Non-Convertible Corporate Bonds
Communication Services	21,755,046	-	21,755,046	-
Consumer Discretionary	35,963,468	-	35,963,468	-
Consumer Staples	7,761,548	-	7,761,548	-
Energy	36,382,961	-	36,382,961	-
Financials	18,786,915	-	18,786,915	-
Health Care	13,741,487	-	13,741,487	-
Industrials	36,292,729	-	36,292,729	-
Information Technology	17,565,882	-	17,141,188	424,694
Materials	26,399,246	-	26,399,246	-
Real Estate	5,769,370	-	5,769,370	-
Utilities	6,136,783	-	6,136,783	-

Preferred Securities
Energy	513,612	-	513,612	-
Financials	5,710,175	-	5,710,175	-
Utilities	138,067	-	138,067	-

U.S. Treasury Obligations	3,705,375	-	3,705,375	-

Money Market Funds	35,543,552	35,543,552	-	-
Total Investments in Securities:	320,920,704	35,604,255	284,363,842	952,607
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2025
Assets
Investment in securities, at value (including securities loaned of $23,421,139) - See accompanying schedule:
Unaffiliated issuers (cost $286,690,022)	$285,377,152
Fidelity Central Funds (cost $35,543,552)	35,543,552

Total Investment in Securities (cost $322,233,574)		$320,920,704
Foreign currency held at value (cost $1,061)		1,106
Receivable for investments sold		704,995
Receivable for fund shares sold		486,926
Interest receivable		4,042,861
Distributions receivable from Fidelity Central Funds		52,763
Prepaid expenses		69
Receivable from investment adviser for expense reductions		1,981
Other receivables		1,307
Total assets		326,212,712
Liabilities
Payable to custodian bank	$280,061
Payable for investments purchased
Regular delivery	6,665,814
Delayed delivery	490,000
Payable for fund shares redeemed	126,507
Distributions payable	172,591
Accrued management fee	160,218
Distribution and service plan fees payable	11,037
Other payables and accrued expenses	64,341
Collateral on securities loaned	24,361,332
Total liabilities		32,331,901
Net Assets		$293,880,811
Net Assets consist of:
Paid in capital		$307,462,829
Total accumulated earnings (loss)		(13,582,018)
Net Assets		$293,880,811

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($32,869,141 ÷ 3,720,898 shares)(a)		$8.83
Maximum offering price per share (100/96.00 of $8.83)		$9.20
Class M :
Net Asset Value and redemption price per share ($3,833,543 ÷ 434,030 shares)(a)		$8.83
Maximum offering price per share (100/96.00 of $8.83)		$9.20
Class C :
Net Asset Value and offering price per share ($4,168,388 ÷ 471,819 shares)(a)		$8.83
Short Duration High Income :
Net Asset Value, offering price and redemption price per share ($201,291,539 ÷ 22,786,988 shares)		$8.83
Class I :
Net Asset Value, offering price and redemption price per share ($12,757,477 ÷ 1,444,068 shares)		$8.83
Class Z :
Net Asset Value, offering price and redemption price per share ($38,960,723 ÷ 4,408,564 shares)		$8.84
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended April 30, 2025
Investment Income
Dividends		$144,323
Interest		18,475,071
Income from Fidelity Central Funds (including $55,671 from security lending)		883,953
Total income		19,503,347
Expenses
Management fee	$1,680,978
Distribution and service plan fees	122,458
Custodian fees and expenses	13,760
Independent trustees' fees and expenses	1,037
Registration fees	111,590
Audit fees	75,138
Legal	3,802
Miscellaneous	3,718
Total expenses before reductions	2,012,481
Expense reductions	(35,382)
Total expenses after reductions		1,977,099
Net Investment income (loss)		17,526,248
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	144,066
Fidelity Central Funds	113
Foreign currency transactions	3
Total net realized gain (loss)		144,182
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(2,296,273)
Assets and liabilities in foreign currencies	45
Total change in net unrealized appreciation (depreciation)		(2,296,228)
Net gain (loss)		(2,152,046)
Net increase (decrease) in net assets resulting from operations		$15,374,202
Statement of Changes in Net Assets

	Year ended April 30, 2025	Year ended April 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,526,248	$26,932,407
Net realized gain (loss)	144,182	(10,127,353)
Change in net unrealized appreciation (depreciation)	(2,296,228)	4,892,935
Net increase (decrease) in net assets resulting from operations	15,374,202	21,697,989
Distributions to shareholders	(16,480,878)	(22,490,058)

Share transactions - net increase (decrease)	66,461,198	(273,189,716)
Total increase (decrease) in net assets	65,354,522	(273,981,785)

Net Assets
Beginning of period	228,526,289	502,508,074
End of period	$293,880,811	$228,526,289

Financial Highlights
Fidelity Advisor® Short Duration High Income Fund Class A

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$8.82	$8.66	$8.98	$9.52	$8.87
Income from Investment Operations
Net investment income (loss) A,B	.593	.604	.502	.307	.300
Net realized and unrealized gain (loss)	(.025)	.078 C	(.429)	(.546)	.651
Total from investment operations	.568	.682	.073	(.239)	.951
Distributions from net investment income	(.558)	(.522)	(.393)	(.301)	(.301)
Total distributions	(.558)	(.522)	(.393)	(.301)	(.301)
Net asset value, end of period	$8.83	$8.82	$8.66	$8.98	$9.52
Total Return D,E	6.53%	8.12%	.93%	(2.60)%	10.83%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.03%	1.04%	1.10%	1.13%	1.15%
Expenses net of fee waivers, if any	1.00%	1.01%	1.00%	1.01%	1.05%
Expenses net of all reductions, if any	.99%	1.01%	1.00%	1.01%	1.05%
Net investment income (loss)	6.63%	6.94%	5.81%	3.27%	3.21%
Supplemental Data
Net assets, end of period (000 omitted)	$32,869	$26,215	$21,379	$22,554	$17,126
Portfolio turnover rate H	43%	30%	14%	42%	74%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Short Duration High Income Fund Class M

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$8.81	$8.66	$8.98	$9.52	$8.86
Income from Investment Operations
Net investment income (loss) A,B	.591	.604	.502	.307	.300
Net realized and unrealized gain (loss)	(.013)	.068 C	(.429)	(.546)	.661
Total from investment operations	.578	.672	.073	(.239)	.961
Distributions from net investment income	(.558)	(.522)	(.393)	(.301)	(.301)
Total distributions	(.558)	(.522)	(.393)	(.301)	(.301)
Net asset value, end of period	$8.83	$8.81	$8.66	$8.98	$9.52
Total Return D,E	6.65%	8.00%	.93%	(2.60)%	10.96%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.05%	1.06%	1.12%	1.13%	1.17%
Expenses net of fee waivers, if any	1.00%	1.01%	1.00%	1.01%	1.05%
Expenses net of all reductions, if any	.99%	1.01%	1.00%	1.01%	1.05%
Net investment income (loss)	6.63%	6.94%	5.81%	3.27%	3.21%
Supplemental Data
Net assets, end of period (000 omitted)	$3,834	$2,065	$2,318	$2,812	$2,289
Portfolio turnover rate H	43%	30%	14%	42%	74%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Short Duration High Income Fund Class C

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$8.82	$8.66	$8.98	$9.52	$8.87
Income from Investment Operations
Net investment income (loss) A,B	.526	.539	.439	.237	.230
Net realized and unrealized gain (loss)	(.025)	.078 C	(.430)	(.546)	.651
Total from investment operations	.501	.617	.009	(.309)	.881
Distributions from net investment income	(.491)	(.457)	(.329)	(.231)	(.231)
Total distributions	(.491)	(.457)	(.329)	(.231)	(.231)
Net asset value, end of period	$8.83	$8.82	$8.66	$8.98	$9.52
Total Return D,E	5.73%	7.31%	.18%	(3.33)%	10.01%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.82%	1.83%	1.90%	1.91%	1.94%
Expenses net of fee waivers, if any	1.75%	1.76%	1.75%	1.76%	1.80%
Expenses net of all reductions, if any	1.74%	1.76%	1.75%	1.76%	1.80%
Net investment income (loss)	5.88%	6.19%	5.06%	2.52%	2.46%
Supplemental Data
Net assets, end of period (000 omitted)	$4,168	$3,453	$2,795	$3,884	$4,018
Portfolio turnover rate H	43%	30%	14%	42%	74%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Short Duration High Income Fund

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$8.82	$8.66	$8.98	$9.52	$8.87
Income from Investment Operations
Net investment income (loss) A,B	.617	.624	.523	.331	.323
Net realized and unrealized gain (loss)	(.025)	.083 C	(.428)	(.546)	.651
Total from investment operations	.592	.707	.095	(.215)	.974
Distributions from net investment income	(.582)	(.547)	(.415)	(.325)	(.324)
Total distributions	(.582)	(.547)	(.415)	(.325)	(.324)
Net asset value, end of period	$8.83	$8.82	$8.66	$8.98	$9.52
Total Return D	6.81%	8.42%	1.18%	(2.35)%	11.11%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.73%	.73%	.76%	.83%	.87%
Expenses net of fee waivers, if any	.73%	.73%	.75%	.75%	.80%
Expenses net of all reductions, if any	.73%	.73%	.75%	.75%	.80%
Net investment income (loss)	6.90%	7.22%	6.06%	3.52%	3.46%
Supplemental Data
Net assets, end of period (000 omitted)	$201,292	$180,997	$460,873	$87,949	$83,066
Portfolio turnover rate G	43%	30%	14%	42%	74%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Short Duration High Income Fund Class I

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$8.82	$8.66	$8.98	$9.52	$8.87
Income from Investment Operations
Net investment income (loss) A,B	.615	.625	.524	.331	.323
Net realized and unrealized gain (loss)	(.025)	.079 C	(.429)	(.546)	.651
Total from investment operations	.590	.704	.095	(.215)	.974
Distributions from net investment income	(.580)	(.544)	(.415)	(.325)	(.324)
Total distributions	(.580)	(.544)	(.415)	(.325)	(.324)
Net asset value, end of period	$8.83	$8.82	$8.66	$8.98	$9.52
Total Return D	6.79%	8.39%	1.18%	(2.35)%	11.11%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.75%	.76%	.84%	.88%	.92%
Expenses net of fee waivers, if any	.75%	.76%	.75%	.76%	.80%
Expenses net of all reductions, if any	.74%	.76%	.75%	.76%	.80%
Net investment income (loss)	6.89%	7.19%	6.06%	3.52%	3.46%
Supplemental Data
Net assets, end of period (000 omitted)	$12,757	$6,093	$4,855	$5,055	$5,023
Portfolio turnover rate G	43%	30%	14%	42%	74%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Short Duration High Income Fund Class Z

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$8.82	$8.66	$8.98	$9.52	$8.87
Income from Investment Operations
Net investment income (loss) A,B	.617	.632	.531	.339	.331
Net realized and unrealized gain (loss)	(.009)	.080 C	(.428)	(.546)	.652
Total from investment operations	.608	.712	.103	(.207)	.983
Distributions from net investment income	(.588)	(.552)	(.423)	(.333)	(.333)
Total distributions	(.588)	(.552)	(.423)	(.333)	(.333)
Net asset value, end of period	$8.84	$8.82	$8.66	$8.98	$9.52
Total Return D	7.01%	8.48%	1.27%	(2.27)%	11.21%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.69%	.70%	.75%	.78%	.80%
Expenses net of fee waivers, if any	.66%	.67%	.66%	.66%	.71%
Expenses net of all reductions, if any	.65%	.67%	.66%	.66%	.71%
Net investment income (loss)	6.97%	7.28%	6.15%	3.61%	3.55%
Supplemental Data
Net assets, end of period (000 omitted)	$38,961	$9,702	$10,289	$5,246	$3,815
Portfolio turnover rate G	43%	30%	14%	42%	74%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2025

1. Organization.
Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short Duration High Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,266,090
Gross unrealized depreciation	(5,950,489)
Net unrealized appreciation (depreciation)	$3,315,601
Tax Cost	$317,605,103

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,230,961
Capital loss carryforward	$(18,128,625)
Net unrealized appreciation (depreciation) on securities and other investments	$3,315,646

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(7,578,038)
Long-term	(10,550,587)
Total capital loss carryforward	$(18,128,625)

The tax character of distributions paid was as follows:

	April 30, 2025	April 30, 2024
Ordinary Income	$16,480,878	$22,490,058

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short Duration High Income Fund	161,201,035	98,709,047
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.70
Class M	.72
Class C	.74
Short Duration High Income	.65
Class I	.67
Class Z	.61

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.70
Class M	.72
Class C	.74
Short Duration High Income	.65
Class I	.67
Class Z	.61

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	74,222	5,458
Class M	- %	.25%	7,060	11
Class C	.75%	.25%	41,176	13,699
			122,458	19,168

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	8,556
Class M	161
Class C A	262
8,979
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Short Duration High Income Fund	372
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of interest. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Short Duration High Income Fund	5,726	-	-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.00%	9,398
Class M	1.00%	1,484
Class C	1.75%	2,993
Short Duration High Income	.75%	-
Class I	.75%	-
Class Z	.66%	3,855
		17,730
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $17,652.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2025	Year ended April 30, 2024
Fidelity Short Duration High Income Fund
Distributions to shareholders
Class A	$1,854,026	$1,453,378
Class M	175,287	126,712
Class C	226,993	166,155
Short Duration High Income	12,677,223	19,772,748
Class I	585,048	358,052
Class Z	962,301	613,013
Total	$16,480,878	$22,490,058
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2025	Year ended April 30, 2024	Year ended April 30, 2025	Year ended April 30, 2024
Fidelity Short Duration High Income Fund
Class A
Shares sold	1,151,323	915,629	$10,310,454	$7,927,624
Reinvestment of distributions	203,908	163,493	1,827,157	1,426,701
Shares redeemed	(608,175)	(573,870)	(5,439,073)	(5,000,968)
Net increase (decrease)	747,056	505,252	$6,698,538	$4,353,357
Class M
Shares sold	241,271	61,221	$2,158,460	$536,752
Reinvestment of distributions	19,155	14,180	171,576	123,623
Shares redeemed	(60,734)	(108,706)	(544,509)	(948,746)
Net increase (decrease)	199,692	(33,305)	$1,785,527	$(288,371)
Class C
Shares sold	258,244	210,769	$2,308,787	$1,836,741
Reinvestment of distributions	24,350	18,510	218,256	161,586
Shares redeemed	(202,420)	(160,324)	(1,802,193)	(1,396,285)
Net increase (decrease)	80,174	68,955	$724,850	$602,042
Short Duration High Income
Shares sold	12,671,857	15,629,596	$113,621,982	$135,606,728
Reinvestment of distributions	1,193,138	2,012,341	10,690,735	17,448,514
Shares redeemed	(11,610,306)	(50,323,387)	(103,651,955)	(431,331,667)
Net increase (decrease)	2,254,689	(32,681,450)	$20,660,762	$(278,276,425)
Class I
Shares sold	1,186,513	415,530	$10,650,092	$3,601,620
Reinvestment of distributions	58,094	38,900	520,274	339,483
Shares redeemed	(491,668)	(323,830)	(4,353,050)	(2,814,401)
Net increase (decrease)	752,939	130,600	$6,817,316	$1,126,702
Class Z
Shares sold	4,403,967	781,037	$39,608,814	$6,806,516
Reinvestment of distributions	99,889	66,980	892,707	583,737
Shares redeemed	(1,195,458)	(935,376)	(10,727,316)	(8,097,274)
Net increase (decrease)	3,308,398	(87,359)	$29,774,205	$(707,021)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Short Duration High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2025, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2025, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 11, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 1.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $12,361,789 of distributions paid in the calendar year 2024 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $16,480,877 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	14,516,835,136.19	94.56
Withheld	834,887,998.33	5.44
TOTAL	15,351,723,134.52	100.00
Robert A. Lawrence
Affirmative	14,430,495,798.10	94.00
Withheld	921,227,336.42	6.00
TOTAL	15,351,723,134.52	100.00
Vijay C. Advani
Affirmative	14,465,231,640.25	94.23
Withheld	886,491,494.27	5.77
TOTAL	15,351,723,134.52	100.00
Thomas P. Bostick
Affirmative	14,471,831,170.84	94.27
Withheld	879,891,963.68	5.73
TOTAL	15,351,723,134.52	100.00
Donald F. Donahue
Affirmative	14,432,670,599.88	94.01
Withheld	919,052,534.64	5.99
TOTAL	15,351,723,134.52	100.00
Vicki L. Fuller
Affirmative	14,531,407,981.65	94.66
Withheld	820,315,152.87	5.34
TOTAL	15,351,723,134.52	100.00
Patricia L. Kampling
Affirmative	14,549,142,839.16	94.77
Withheld	802,580,295.36	5.23
TOTAL	15,351,723,134.52	100.00
Thomas A. Kennedy
Affirmative	14,469,818,769.40	94.26
Withheld	881,904,365.12	5.74
TOTAL	15,351,723,134.52	100.00
Oscar Munoz
Affirmative	14,434,061,467.08	94.02
Withheld	917,661,667.44	5.98
TOTAL	15,351,723,134.52	100.00
Karen B. Peetz
Affirmative	14,521,904,618.46	94.59
Withheld	829,818,516.06	5.41
TOTAL	15,351,723,134.52	100.00
David M. Thomas
Affirmative	14,417,745,861.73	93.92
Withheld	933,977,272.79	6.08
TOTAL	15,351,723,134.52	100.00
Susan Tomasky
Affirmative	14,467,973,468.18	94.24
Withheld	883,749,666.34	5.76
TOTAL	15,351,723,134.52	100.00
Michael E. Wiley
Affirmative	14,424,002,796.91	93.96
Withheld	927,720,337.61	6.04
TOTAL	15,351,723,134.52	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.969434.111
SDH-ANN-0625
Fidelity® Focused High Income Fund

Annual Report
April 30, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Focused High Income Fund
Schedule of Investments April 30, 2025
Showing Percentage of Net Assets
Asset-Backed Securities - 0.5%
	Principal Amount (a)	Value ($)
GRAND CAYMAN (UK OVERSEAS TER) - 0.5%
Ammc Clo 24 Ltd Series 2024-24A Class ER, CME Term SOFR 3 month Index + 6.5%, 10.7695% 1/20/2035 (b)(c)(d)	150,000	147,175
Bbam US Clo I Ltd Series 2025-1A Class D1R, CME Term SOFR 3 month Index + 3%, 7.2561% 3/30/2038 (b)(c)(d)	125,000	122,859
Carlyle US Clo Ltd Series 2024-6A Class E, CME Term SOFR 3 month Index + 5.75%, 10.2067% 10/25/2037 (b)(c)(d)	150,000	147,198
CIFC Funding Ltd Series 2025-4A Class D2R, CME Term SOFR 3 month Index + 3.75%, 8.0205% 1/17/2038 (b)(c)(d)	100,000	97,145
Oha Credit Partners VII Ltd Series 2025-7A Class D1R4, CME Term SOFR 3 month Index + 2.5%, 6.8219% 2/20/2038 (b)(c)(d)	150,000	147,507
Palmer Square Clo Ltd Series 2025-2A Class DR2, CME Term SOFR 3 month Index + 4.14%, 8.3961% 2/15/2038 (b)(c)(d)	100,000	97,258
Palmer Square Loan Funding Ltd Series 2024-2A Class D, CME Term SOFR 3 month Index + 4.7%, 8.9561% 1/15/2033 (b)(c)(d)	250,000	241,180
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		1,000,322
TOTAL ASSET-BACKED SECURITIES (Cost $1,025,000)		1,000,322

Bank Loan Obligations - 4.8%
	Principal Amount (a)	Value ($)
UNITED KINGDOM - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
EG America LLC Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.5632% 2/7/2028 (b)(c)(e)	4,975	4,967
UNITED STATES - 4.8%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Financing Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 3/29/2032 (b)(c)(e)(f)	70,000	69,755
Interactive Media & Services - 0.0%
TripAdvisor Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0492% 7/8/2031 (b)(c)(e)	14,925	14,477
TOTAL COMMUNICATION SERVICES		84,232

Consumer Discretionary - 1.4%
Automobile Components - 0.0%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0716% 1/28/2032 (b)(c)(e)	70,000	68,454
Broadline Retail - 0.0%
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5716% 1/23/2032 (b)(c)(e)	49,875	48,666
Distributors - 0.0%
Gloves Buyer Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 0% 1/20/2032 (b)(c)(e)(f)	30,000	28,590
Diversified Consumer Services - 0.6%
Spin Holdco Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5618% 3/4/2028 (b)(c)(e)	827,132	673,211
TKC Holdings Inc 1LN, term loan 13.5% 2/14/2027 (c)(e)	279,487	229,179
		902,390
Hotels, Restaurants & Leisure - 0.4%
Bulldog Purchaser Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0347% 6/30/2031 (b)(c)(e)	223,875	222,476
Horizon US Finco LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.75%, 9.0297% 10/31/2031 (b)(c)(e)	189,499	168,971
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5608% 6/1/2028 (b)(c)(e)	99,213	91,849
Wok Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 6.25%, 10.5298% 9/3/2029 (b)(c)(e)	154,180	148,526
		631,822
Household Durables - 0.2%
TGP Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6716% 6/29/2028 (b)(c)(e)	304,930	250,528
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6861% 10/30/2027 (b)(c)(e)	208,665	195,362
		445,890
Specialty Retail - 0.2%
Kodiak BP LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0347% 11/26/2031 (b)(c)(e)	45,000	43,176
Valvoline Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 0% 3/19/2032 (b)(c)(e)(f)	290,000	288,672
		331,848
TOTAL CONSUMER DISCRETIONARY		2,457,660

Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
CVR Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.2992% 12/30/2027 (b)(c)(e)	39,900	39,601
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.7948% 10/30/2028 (b)(c)(e)	520,000	371,394
		410,995
Financials - 0.5%
Financial Services - 0.3%
Dragon Buyer Inc 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2992% 9/30/2031 (b)(c)(e)	19,950	19,815
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.8216% 7/31/2031 (b)(c)(e)	299,250	298,212
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0719% 2/20/2032 (b)(c)(e)	190,000	181,767
		499,794
Insurance - 0.2%
Acrisure LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 11/6/2030 (b)(c)(e)	4,988	4,922
Alliant Hldgs Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0734% 9/19/2031 (b)(c)(e)	281,438	279,269
Asurion LLC Tranche B10 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.4216% 8/19/2028 (b)(c)(e)	198,980	191,798
		475,989
TOTAL FINANCIALS		975,783

Health Care - 0.2%
Health Care Providers & Services - 0.1%
Cano Health LLC 1LN, term loan CME Term SOFR 3 month Index + 1%, 13.7992% 6/28/2029 (b)(c)(e)	127,617	114,856
Pharmaceuticals - 0.1%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 10.5698% 10/8/2030 (b)(c)(e)	290,000	273,084
TOTAL HEALTH CARE		387,940

Industrials - 0.4%
Aerospace & Defense - 0.0%
Goat Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3201% 1/27/2032 (b)(c)(e)	20,000	19,658
Kaman Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 7.0466% 2/26/2032 (b)(c)(e)	50,259	49,460
Kaman Corp Tranche B-DD 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 0% 2/26/2032 (b)(c)(e)(f)(g)	4,741	4,666
		73,784
Commercial Services & Supplies - 0.1%
ABG Intermediate Holdings 2 LLC Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5716% 12/21/2028 (b)(c)(e)	136,289	133,514
Ensemble RCM LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2797% 8/1/2029 (b)(c)(e)	24,812	24,773
		158,287
Ground Transportation - 0.2%
Genesee & Wyoming Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 6.0492% 4/10/2031 (b)(c)(e)	393,025	387,550
Passenger Airlines - 0.0%
Vista Management Holding Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0476% 4/1/2031 (b)(c)(e)	15,000	14,919
Professional Services - 0.1%
Cast & Crew LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0716% 12/30/2028 (b)(c)(e)	203,946	194,860
TOTAL INDUSTRIALS		829,400

Information Technology - 1.3%
IT Services - 0.4%
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5177% 2/10/2028 (b)(c)(e)	413,198	376,114
Kaseya Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5716% 3/22/2032 (b)(c)(e)	80,000	79,371
X Corp 1LN, term loan 9.5% 10/29/2029 (e)	385,000	375,294
		830,779
Software - 0.7%
Ascend Learning LLC 2LN, term loan CME Term SOFR 1 month Index + 5.75%, 10.1716% 12/10/2029 (b)(c)(e)	23,510	23,032
Ascend Learning LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3216% 12/11/2028 (b)(c)(e)	190,621	188,170
Avalara Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5527% 3/29/2032 (b)(c)(e)	175,000	173,852
Ellucian Holdings Inc 2LN, term loan CME Term SOFR 1 month Index + 4.75%, 9.0716% 11/15/2032 (b)(c)(e)	100,000	99,875
Leia Finco US LLC 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.4576% 10/9/2031 (b)(c)(e)	405,000	402,076
MH Sub I LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.5716% 12/31/2031 (b)(c)(e)	304,238	265,937
		1,152,942
Technology Hardware, Storage & Peripherals - 0.2%
Sandisk Corp/DE Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.33% 2/23/2032 (b)(c)(e)	300,000	285,750
TOTAL INFORMATION TECHNOLOGY		2,269,471

Materials - 0.5%
Chemicals - 0.5%
American Rock Salt Co LLC 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.4361% 6/4/2028 (b)(c)(e)	484,965	394,761
American Rock Salt Co LLC Tranche 1ST OUT DD TL 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 2% 6/12/2028 (b)(c)(e)(g)	114,558	114,558
American Rock Salt Co LLC Tranche 1ST OUT TL B 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 11.4361% 6/12/2028 (b)(c)(e)	180,572	180,572
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 8.3242% 7/3/2028 (b)(c)(e)	203,976	185,341
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.3288% 3/15/2029 (b)(c)(e)	89,550	87,055
		962,287
Construction Materials - 0.0%
Eco Material Technologies Inc 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4666% 1/30/2032 (b)(c)(e)	20,000	19,767
White Cap Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5749% 10/19/2029 (b)(c)(e)	4,988	4,852
		24,619
TOTAL MATERIALS		986,906

Utilities - 0.3%
Electric Utilities - 0.1%
WEC US Holdings Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5737% 1/20/2031 (b)(c)(e)	254,824	252,212
Independent Power and Renewable Electricity Producers - 0.2%
Natgasoline LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.7992% 3/25/2030 (b)(c)(e)	199,454	194,218
Win Waste Innovations Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.1861% 3/25/2028 (b)(c)(e)	203,959	201,011
		395,229
TOTAL UTILITIES		647,441

TOTAL UNITED STATES		9,049,828
TOTAL BANK LOAN OBLIGATIONS (Cost $9,448,933)		9,054,795

Common Stocks - 0.1%
	Shares	Value ($)
UNITED STATES - 0.1%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
New Fortress Energy Inc (h)	2,722	14,780
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Cano Health LLC (i)(j)	20,400	209,100
Cano Health LLC warrants (i)(j)	627	1,731
		210,831
Industrials - 0.0%
Passenger Airlines - 0.0%
Spirit Aviation Holdings Inc	1,205	10,062
TOTAL UNITED STATES		235,673
TOTAL COMMON STOCKS (Cost $437,108)		235,673

Convertible Corporate Bonds - 0.6%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.6%
Communication Services - 0.2%
Media - 0.2%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind	272,476	293,756
Consumer Discretionary - 0.0%
Household Durables - 0.0%
Meritage Homes Corp 1.75% 5/15/2028 (d)	10,000	9,710
Financials - 0.1%
Financial Services - 0.1%
Global Payments Inc 1.5% 3/1/2031	313,000	277,318
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Wolfspeed Inc 1.875% 12/1/2029	204,000	57,222
Software - 0.0%
BlackLine Inc 1% 6/1/2029 (d)	30,000	29,588
TOTAL INFORMATION TECHNOLOGY		86,810

Real Estate - 0.3%
Real Estate Management & Development - 0.3%
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 0.25% 6/15/2026	443,000	413,762
TOTAL UNITED STATES		1,081,356
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $1,178,194)		1,081,356

Non-Convertible Corporate Bonds - 89.9%
	Principal Amount (a)	Value ($)
AUSTRALIA - 1.9%
Materials - 1.9%
Chemicals - 0.4%
Nufarm Australia Ltd / Nufarm Americas Inc 5% 1/27/2030 (d)	865,000	801,137
Metals & Mining - 1.5%
Alumina Pty Ltd 6.375% 9/15/2032 (d)	580,000	566,150
FMG Resources August 2006 Pty Ltd 4.5% 9/15/2027 (d)	1,140,000	1,112,041
Mineral Resources Ltd 8% 11/1/2027 (d)	1,130,000	1,073,186
		2,751,377
TOTAL AUSTRALIA		3,552,514
BRAZIL - 0.4%
Materials - 0.4%
Metals & Mining - 0.4%
ERO Copper Corp 6.5% 2/15/2030 (d)	740,000	713,175
CANADA - 3.3%
Consumer Discretionary - 0.6%
Hotels, Restaurants & Leisure - 0.6%
1011778 BC ULC / New Red Finance Inc 6.125% 6/15/2029 (d)	1,010,000	1,025,973
Ontario Gaming GTA LP/OTG Co-Issuer Inc 8% 8/1/2030 (d)	115,000	110,654
		1,136,627
Consumer Staples - 0.0%
Household Products - 0.0%
Kronos Acquisition Holdings Inc 8.25% 6/30/2031 (d)	200,000	165,292
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Baytex Energy Corp 7.375% 3/15/2032 (d)	270,000	232,784
Parkland Corp 6.625% 8/15/2032 (d)	510,000	507,651
		740,435
Industrials - 0.5%
Commercial Services & Supplies - 0.5%
Wrangler Holdco Corp 6.625% 4/1/2032 (d)(k)	910,000	934,140
Information Technology - 0.3%
Software - 0.3%
Open Text Corp 3.875% 12/1/2029 (d)	390,000	359,345
Open Text Holdings Inc 4.125% 2/15/2030 (d)	130,000	120,130
		479,475
Materials - 1.3%
Chemicals - 1.0%
Methanex Corp 5.25% 12/15/2029	160,000	151,969
NOVA Chemicals Corp 5.25% 6/1/2027 (d)	1,710,000	1,690,392
		1,842,361
Metals & Mining - 0.3%
Capstone Copper Corp 6.75% 3/31/2033 (d)	235,000	230,901
Hudbay Minerals Inc 4.5% 4/1/2026 (d)	240,000	235,512
New Gold Inc 6.875% 4/1/2032 (d)	195,000	199,438
		665,851
TOTAL MATERIALS		2,508,212

Utilities - 0.2%
Gas Utilities - 0.2%
Superior Plus LP / Superior General Partner Inc 4.5% 3/15/2029 (d)	320,000	298,781
TOTAL CANADA		6,262,962
COLOMBIA - 0.2%
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Enfragen Energia Sur SA 5.375% 12/30/2030 (d)	340,000	291,230
FINLAND - 0.1%
Consumer Discretionary - 0.1%
Leisure Products - 0.1%
Amer Sports Co 6.75% 2/16/2031 (d)	210,000	212,403
FRANCE - 0.7%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Altice France SA 5.125% 7/15/2029 (d)	350,000	285,560
Iliad Holding SASU 7% 4/15/2032 (d)	200,000	201,785
		487,345
Consumer Staples - 0.2%
Personal Care Products - 0.2%
Opal Bidco SAS 6.5% 3/31/2032 (d)	350,000	351,023
Energy - 0.0%
Energy Equipment & Services - 0.0%
Viridien 10% 10/15/2030 (d)	225,000	211,224
Materials - 0.2%
Chemicals - 0.2%
SPCM SA 3.125% 3/15/2027 (d)	385,000	364,772
TOTAL FRANCE		1,414,364
GERMANY - 0.1%
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
ZF North America Capital Inc 6.875% 4/23/2032 (d)	210,000	184,190
Materials - 0.0%
Paper & Forest Products - 0.0%
Mercer International Inc 12.875% 10/1/2028 (d)	20,000	20,436
TOTAL GERMANY		204,626
GHANA - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Tullow Oil PLC 10.25% 5/15/2026 (d)	225,000	175,500
GUATEMALA - 0.5%
Communication Services - 0.5%
Wireless Telecommunication Services - 0.5%
Millicom International Cellular SA 5.125% 1/15/2028 (d)	900,000	876,938
HONG KONG - 0.1%
Industrials - 0.1%
Marine Transportation - 0.1%
Seaspan Corp 5.5% 8/1/2029 (d)	200,000	182,451
IRELAND - 0.8%
Financials - 0.8%
Financial Services - 0.8%
GGAM Finance Ltd 5.875% 3/15/2030 (d)	395,000	392,247
GGAM Finance Ltd 6.875% 4/15/2029 (d)	260,000	265,514
GGAM Finance Ltd 7.75% 5/15/2026 (d)	540,000	546,073
GGAM Finance Ltd 8% 2/15/2027 (d)	305,000	313,137

TOTAL IRELAND		1,516,971
ITALY - 0.2%
Financials - 0.2%
Banks - 0.2%
UniCredit SpA 5.861% 6/19/2032 (c)(d)	93,000	93,368
UniCredit SpA 7.296% 4/2/2034 (c)(d)	237,000	247,904

TOTAL ITALY		341,272
LUXEMBOURG - 0.0%
Communication Services - 0.0%
Media - 0.0%
Altice Financing SA 5% 1/15/2028 (d)	10,000	7,679
NETHERLANDS - 0.1%
Materials - 0.1%
Containers & Packaging - 0.1%
Trivium Packaging Finance BV 5.5% 8/15/2026 (d)	215,000	212,887
NIGERIA - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
IHS Holding Ltd 7.875% 5/29/2030 (d)	280,000	269,850
NORWAY - 0.2%
Energy - 0.2%
Energy Equipment & Services - 0.2%
Seadrill Finance Ltd 8.375% 8/1/2030 (d)	315,000	294,980
PANAMA - 0.3%
Communication Services - 0.3%
Wireless Telecommunication Services - 0.3%
C&W Senior Finance Ltd 9% 1/15/2033 (d)	570,000	572,819
PUERTO RICO - 0.0%
Communication Services - 0.0%
Media - 0.0%
Lcpr Senior Secured Financing Dac 5.125% 7/15/2029 (d)	185,000	136,888
SPAIN - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Grifols SA 4.75% 10/15/2028 (d)	100,000	93,088
TANZANIA - 0.4%
Information Technology - 0.4%
Communications Equipment - 0.4%
HTA Group Ltd/Mauritius 7.5% 6/4/2029 (d)	705,000	704,119
UNITED KINGDOM - 2.4%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.1%
Connect Finco Sarl / Connect Us Finco LLC 9% 9/15/2029 (d)	260,000	243,178
Media - 0.4%
Virgin Media Secured Finance PLC 5.5% 5/15/2029 (d)	740,000	712,293
TOTAL COMMUNICATION SERVICES		955,471

Consumer Discretionary - 0.3%
Automobile Components - 0.1%
Macquarie Airfinance Holdings Ltd 6.4% 3/26/2029 (d)	65,000	66,714
Macquarie Airfinance Holdings Ltd 8.125% 3/30/2029 (d)	190,000	198,704
		265,418
Specialty Retail - 0.2%
Belron UK Finance PLC 5.75% 10/15/2029 (d)	300,000	299,562
TOTAL CONSUMER DISCRETIONARY		564,980

Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
EG Global Finance PLC 12% 11/30/2028 (d)	615,000	677,916
Health Care - 0.3%
Health Care Providers & Services - 0.3%
180 Medical Inc 3.875% 10/15/2029 (d)(k)	625,000	585,296
Industrials - 0.6%
Aerospace & Defense - 0.6%
Rolls-Royce PLC 5.75% 10/15/2027 (d)	1,115,000	1,140,462
Utilities - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6.375% 2/15/2032 (d)	320,000	314,384
ContourGlobal Power Holdings SA 6.75% 2/28/2030 (d)	230,000	232,740
		547,124
TOTAL UNITED KINGDOM		4,471,249
UNITED STATES - 77.9%
Communication Services - 3.5%
Diversified Telecommunication Services - 0.4%
Cogent Communications Group LLC 7% 6/15/2027 (d)(k)	660,000	663,230
Level 3 Financing Inc 11% 11/15/2029 (d)	133,344	149,012
		812,242
Media - 3.1%
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 8/15/2030 (d)	85,000	78,930
CCO Holdings LLC / CCO Holdings Capital Corp 5% 2/1/2028 (d)	1,780,000	1,736,665
CCO Holdings LLC / CCO Holdings Capital Corp 5.125% 5/1/2027 (d)	1,160,000	1,144,132
CSC Holdings LLC 4.125% 12/1/2030 (d)	160,000	109,659
CSC Holdings LLC 5.375% 2/1/2028 (d)	85,000	74,279
Lamar Media Corp 3.625% 1/15/2031	915,000	826,904
Nexstar Media Inc 5.625% 7/15/2027 (d)(k)	990,000	980,745
Scripps Escrow II Inc 3.875% 1/15/2029 (d)(k)	410,000	312,408
TEGNA Inc 5% 9/15/2029 (k)	210,000	195,610
Univision Communications Inc 8% 8/15/2028 (d)	325,000	315,688
		5,775,020
TOTAL COMMUNICATION SERVICES		6,587,262

Consumer Discretionary - 14.5%
Automobile Components - 0.2%
Patrick Industries Inc 6.375% 11/1/2032 (d)	300,000	291,249
Automobiles - 0.2%
Thor Industries Inc 4% 10/15/2029 (d)	500,000	449,687
Broadline Retail - 1.1%
Kohl's Corp 4.25% 7/17/2025	25,000	24,524
Match Group Holdings II LLC 3.625% 10/1/2031 (d)	575,000	493,042
Match Group Holdings II LLC 4.125% 8/1/2030 (d)	265,000	239,632
Nordstrom Inc 4.375% 4/1/2030 (k)	930,000	823,721
Wayfair LLC 7.25% 10/31/2029 (d)(k)	190,000	173,545
Wayfair LLC 7.75% 9/15/2030 (d)(k)	290,000	264,576
		2,019,040
Diversified Consumer Services - 0.7%
Service Corp International/US 5.125% 6/1/2029 (k)	1,425,000	1,408,296
Hotels, Restaurants & Leisure - 8.0%
Caesars Entertainment Inc 6% 10/15/2032 (d)(k)	405,000	381,811
Caesars Entertainment Inc 6.5% 2/15/2032 (d)	605,000	608,169
Carnival Corp 5.75% 3/15/2030 (d)	195,000	193,636
Carnival Corp 6.125% 2/15/2033 (d)	1,360,000	1,348,308
Carnival Corp 7% 8/15/2029 (d)	425,000	443,331
Churchill Downs Inc 5.75% 4/1/2030 (d)	455,000	444,981
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 4.625% 1/15/2029 (d)	105,000	97,270
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (d)(k)	1,165,000	1,030,540
Hilton Domestic Operating Co Inc 4% 5/1/2031 (d)(k)	2,355,000	2,159,777
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 6.625% 1/15/2032 (d)	420,000	411,528
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 4/1/2027	445,000	443,356
Life Time Inc 6% 11/15/2031 (d)(k)	400,000	398,746
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC 8.25% 4/15/2030 (d)	245,000	244,960
NCL Corp Ltd 5.875% 2/15/2027 (d)	350,000	348,367
NCL Corp Ltd 6.75% 2/1/2032 (d)	295,000	288,396
Neogen Food Safety Corp 8.625% 7/20/2030 (d)(k)	115,000	116,091
Royal Caribbean Cruises Ltd 5.625% 9/30/2031 (d)	400,000	396,926
Royal Caribbean Cruises Ltd 6% 2/1/2033 (d)	1,010,000	1,012,780
Royal Caribbean Cruises Ltd 6.25% 3/15/2032 (d)	205,000	208,072
Station Casinos LLC 6.625% 3/15/2032 (d)(k)	310,000	308,202
Wyndham Hotels & Resorts Inc 4.375% 8/15/2028 (d)(k)	525,000	504,273
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp 5.25% 5/15/2027 (d)(k)	870,000	861,081
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 5.125% 10/1/2029 (d)(k)	380,000	366,371
Yum! Brands Inc 3.625% 3/15/2031 (k)	2,615,000	2,358,015
Yum! Brands Inc 5.35% 11/1/2043	110,000	101,027
		15,076,014
Household Durables - 1.7%
Century Communities Inc 3.875% 8/15/2029 (d)(k)	460,000	410,317
LGI Homes Inc 7% 11/15/2032 (d)	355,000	327,488
LGI Homes Inc 8.75% 12/15/2028 (d)	160,000	161,568
Newell Brands Inc 6.625% 9/15/2029 (k)	875,000	820,812
Newell Brands Inc 6.875% 4/1/2036 (l)	490,000	426,817
Somnigroup International Inc 3.875% 10/15/2031 (d)	395,000	346,734
TopBuild Corp 4.125% 2/15/2032 (d)	810,000	728,924
		3,222,660
Leisure Products - 0.1%
Mattel Inc 6.2% 10/1/2040	245,000	234,382
Specialty Retail - 1.7%
Asbury Automotive Group Inc 4.625% 11/15/2029 (d)	245,000	230,391
Asbury Automotive Group Inc 5% 2/15/2032 (d)	260,000	236,946
Bath & Body Works Inc 6.625% 10/1/2030 (d)(k)	1,620,000	1,648,522
Gap Inc/The 3.875% 10/1/2031 (d)	385,000	329,839
Group 1 Automotive Inc 6.375% 1/15/2030 (d)(k)	195,000	196,992
Hudson Automotive Group 8% 5/15/2032 (d)	125,000	129,616
Sally Holdings LLC / Sally Capital Inc 6.75% 3/1/2032 (k)	205,000	206,488
Wand NewCo 3 Inc 7.625% 1/30/2032 (d)	270,000	278,150
		3,256,944
Textiles, Apparel & Luxury Goods - 0.8%
Crocs Inc 4.125% 8/15/2031 (d)	405,000	353,997
Kontoor Brands Inc 4.125% 11/15/2029 (d)	130,000	119,452
Levi Strauss & Co 3.5% 3/1/2031 (d)	630,000	552,094
William Carter Co/The 5.625% 3/15/2027 (d)(k)	465,000	452,713
		1,478,256
TOTAL CONSUMER DISCRETIONARY		27,436,528

Consumer Staples - 4.9%
Consumer Staples Distribution & Retail - 2.1%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 3.5% 3/15/2029 (d)	2,385,000	2,224,521
C&S Group Enterprises LLC 5% 12/15/2028 (d)	190,000	158,888
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 9% 2/15/2029 (d)	315,000	322,245
Performance Food Group Inc 6.125% 9/15/2032 (d)(k)	300,000	300,089
US Foods Inc 4.625% 6/1/2030 (d)	180,000	171,447
US Foods Inc 5.75% 4/15/2033 (d)	175,000	171,414
US Foods Inc 7.25% 1/15/2032 (d)(k)	210,000	219,683
Walgreens Boots Alliance Inc 3.2% 4/15/2030	125,000	117,624
Walgreens Boots Alliance Inc 4.1% 4/15/2050	140,000	122,268
Walgreens Boots Alliance Inc 4.5% 11/18/2034	75,000	70,600
Walgreens Boots Alliance Inc 4.65% 6/1/2046	90,000	81,633
Walgreens Boots Alliance Inc 4.8% 11/18/2044	110,000	101,587
		4,061,999
Food Products - 2.0%
Chobani Holdco II LLC 9.5% 10/1/2029 pay-in-kind (c)(d)	208,391	220,826
Chobani LLC / Chobani Finance Corp Inc 7.625% 7/1/2029 (d)(k)	245,000	256,612
Darling Ingredients Inc 5.25% 4/15/2027 (d)(k)	970,000	959,321
Darling Ingredients Inc 6% 6/15/2030 (d)(k)	170,000	169,521
Fiesta Purchaser Inc 7.875% 3/1/2031 (d)	195,000	204,274
Lamb Weston Holdings Inc 4.375% 1/31/2032 (d)	755,000	691,669
Pilgrim's Pride Corp 4.25% 4/15/2031	405,000	383,521
Post Holdings Inc 5.5% 12/15/2029 (d)(k)	590,000	579,087
Post Holdings Inc 6.25% 10/15/2034 (d)	180,000	178,506
Post Holdings Inc 6.375% 3/1/2033 (d)	205,000	202,695
		3,846,032
Household Products - 0.2%
Resideo Funding Inc 6.5% 7/15/2032 (d)	315,000	312,476
Personal Care Products - 0.5%
BellRing Brands Inc 7% 3/15/2030 (d)(k)	350,000	363,139
Prestige Brands Inc 3.75% 4/1/2031 (d)(k)	600,000	541,681
		904,820
Tobacco - 0.1%
Turning Point Brands Inc 7.625% 3/15/2032 (d)	195,000	202,636
TOTAL CONSUMER STAPLES		9,327,963

Energy - 9.0%
Energy Equipment & Services - 0.7%
Archrock Partners LP / Archrock Partners Finance Corp 6.625% 9/1/2032 (d)(k)	305,000	303,284
Kodiak Gas Services LLC 7.25% 2/15/2029 (d)	315,000	319,926
Transocean Inc 8.25% 5/15/2029 (d)	400,000	324,059
Valaris Ltd 8.375% 4/30/2030 (d)	335,000	313,891
		1,261,160
Oil, Gas & Consumable Fuels - 8.3%
Aethon United BR LP / Aethon United Finance Corp 7.5% 10/1/2029 (d)	250,000	251,011
APA Corp 4.25% 1/15/2030 (d)	215,000	201,044
Ascent Resources Utica Holdings LLC / ARU Finance Corp 6.625% 10/15/2032 (d)	80,000	79,160
California Resources Corp 8.25% 6/15/2029 (d)	605,000	576,811
Cheniere Energy Inc 4.625% 10/15/2028 (k)	640,000	633,894
CNX Midstream Partners LP 4.75% 4/15/2030 (d)	160,000	147,276
CNX Resources Corp 7.25% 3/1/2032 (d)(k)	385,000	384,783
CVR Energy Inc 5.75% 2/15/2028 (d)	150,000	136,894
DCP Midstream Operating LP 5.6% 4/1/2044	85,000	75,355
DCP Midstream Operating LP 8.125% 8/16/2030	25,000	28,562
Delek Logistics Partners LP / Delek Logistics Finance Corp 8.625% 3/15/2029 (d)	415,000	426,024
EQT Corp 3.9% 10/1/2027	1,082,000	1,061,405
EQT Corp 7.5% 6/1/2027 (d)	555,000	563,462
Excelerate Energy LP 8% 5/15/2030 (d)(m)	185,000	187,928
Genesis Energy LP / Genesis Energy Finance Corp 7.875% 5/15/2032	100,000	97,409
Global Partners LP / GLP Finance Corp 8.25% 1/15/2032 (d)	130,000	132,343
Harvest Midstream I LP 7.5% 5/15/2032 (d)(k)	380,000	386,734
Hess Midstream Operations LP 5.125% 6/15/2028 (d)	1,070,000	1,047,515
Hilcorp Energy I LP / Hilcorp Finance Co 6.25% 11/1/2028 (d)	330,000	319,328
Howard Midstream Energy Partners LLC 7.375% 7/15/2032 (d)	200,000	204,718
Kinetik Holdings LP 5.875% 6/15/2030 (d)(k)	270,000	263,804
Kinetik Holdings LP 6.625% 12/15/2028 (d)	535,000	538,910
Matador Resources Co 6.5% 4/15/2032 (d)(k)	345,000	332,310
Murphy Oil Corp 6% 10/1/2032 (k)	200,000	181,956
Murphy Oil USA Inc 3.75% 2/15/2031 (d)	190,000	171,247
ONEOK Inc 5.625% 1/15/2028 (d)(k)	195,000	198,700
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (d)	210,000	172,761
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (d)	170,000	149,633
Permian Resources Operating LLC 5.875% 7/1/2029 (d)	200,000	194,999
Permian Resources Operating LLC 6.25% 2/1/2033 (d)(k)	200,000	195,580
Permian Resources Operating LLC 7% 1/15/2032 (d)	630,000	634,215
Rockies Express Pipeline LLC 6.75% 3/15/2033 (d)	165,000	167,646
Sitio Royalties Operating Partnership LP / Sitio Finance Corp 7.875% 11/1/2028 (d)(k)	387,000	397,714
Sunoco LP / Sunoco Finance Corp 4.5% 5/15/2029	1,140,000	1,080,063
Sunoco LP / Sunoco Finance Corp 6% 4/15/2027	25,000	24,918
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 5.5% 1/15/2028 (d)	225,000	218,753
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 12/31/2030 (d)	1,190,000	1,108,058
Talos Production Inc 9% 2/1/2029 (d)	90,000	86,277
Venture Global Calcasieu 3.875% 11/1/2033 (d)	380,000	320,510
Venture Global Calcasieu 3.875% 8/15/2029 (d)	480,000	439,597
Venture Global Calcasieu 4.125% 8/15/2031 (d)	460,000	413,242
Venture Global LNG Inc 7% 1/15/2030 (d)	1,010,000	951,420
Venture Global LNG Inc 8.125% 6/1/2028 (d)	320,000	317,783
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (d)	190,000	194,922
		15,696,674
TOTAL ENERGY		16,957,834

Financials - 7.4%
Banks - 0.4%
HAT Holdings I LLC / HAT Holdings II LLC 3.375% 6/15/2026 (d)(k)	495,000	480,198
HAT Holdings I LLC / HAT Holdings II LLC 8% 6/15/2027 (d)(k)	250,000	256,780
Western Alliance Bancorp 3% 6/15/2031 (c)	120,000	110,700
		847,678
Capital Markets - 1.9%
Hightower Holding LLC 6.75% 4/15/2029 (d)	605,000	578,501
Jane Street Group / JSG Finance Inc 4.5% 11/15/2029 (d)(k)	210,000	199,899
Jane Street Group / JSG Finance Inc 6.125% 11/1/2032 (d)	785,000	771,561
Jane Street Group / JSG Finance Inc 6.75% 5/1/2033 (d)	270,000	271,272
Jefferies Finance LLC / JFIN Co-Issuer Corp 6.625% 10/15/2031 (d)	300,000	293,929
LPL Holdings Inc 4% 3/15/2029 (d)	1,520,000	1,463,122
		3,578,284
Consumer Finance - 1.8%
Capstone Borrower Inc 8% 6/15/2030 (d)	110,000	112,375
Encore Capital Group Inc 9.25% 4/1/2029 (d)	200,000	211,118
Navient Corp 6.75% 6/15/2026 (k)	540,000	544,933
OneMain Finance Corp 3.5% 1/15/2027	1,145,000	1,096,200
OneMain Finance Corp 6.625% 5/15/2029	200,000	200,583
OneMain Finance Corp 6.75% 3/15/2032	290,000	284,441
OneMain Finance Corp 7.125% 11/15/2031	100,000	100,590
OneMain Finance Corp 7.5% 5/15/2031	805,000	816,325
		3,366,565
Financial Services - 1.9%
Block Inc 2.75% 6/1/2026	380,000	370,903
Block Inc 6.5% 5/15/2032 (d)(k)	405,000	413,213
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027	2,005,000	1,901,237
Jefferson Capital Holdin 8.25% 5/15/2030 (d)	285,000	286,811
Nationstar Mortgage Holdings Inc 6.5% 8/1/2029 (d)	305,000	310,000
NFE Financing LLC 12% 11/15/2029 (d)	169,688	116,802
Walker & Dunlop Inc 6.625% 4/1/2033 (d)	145,000	147,488
		3,546,454
Insurance - 1.3%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 4.25% 10/15/2027 (d)	1,075,000	1,037,286
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875% 11/1/2029 (d)	200,000	195,198
Panther Escrow Issuer LLC 7.125% 6/1/2031 (d)	340,000	348,328
Ryan Specialty LLC 4.375% 2/1/2030 (d)(k)	540,000	512,228
Ryan Specialty LLC 5.875% 8/1/2032 (d)	375,000	370,392
		2,463,432
Mortgage Real Estate Investment Trusts (REITs) - 0.1%
Starwood Property Trust Inc 6.5% 7/1/2030 (d)	280,000	281,625
TOTAL FINANCIALS		14,084,038

Health Care - 5.4%
Health Care Equipment & Supplies - 1.5%
Avantor Funding Inc 4.625% 7/15/2028 (d)	1,195,000	1,149,235
Hologic Inc 4.625% 2/1/2028 (d)	850,000	836,050
Insulet Corp 6.5% 4/1/2033 (d)	85,000	86,717
Medline Borrower LP/Medline Co-Issuer Inc 6.25% 4/1/2029 (d)	615,000	619,707
Teleflex Inc 4.25% 6/1/2028 (d)(k)	235,000	225,005
		2,916,714
Health Care Providers & Services - 2.4%
Acadia Healthcare Co Inc 7.375% 3/15/2033 (d)(k)	145,000	144,874
Centene Corp 2.45% 7/15/2028 (k)	75,000	68,951
CHS/Community Health Systems Inc 5.25% 5/15/2030 (d)	165,000	140,770
DaVita Inc 4.625% 6/1/2030 (d)	365,000	339,472
HealthEquity Inc 4.5% 10/1/2029 (d)	160,000	151,195
Molina Healthcare Inc 3.875% 5/15/2032 (d)	510,000	449,421
Molina Healthcare Inc 6.25% 1/15/2033 (d)	390,000	387,066
Surgery Center Holdings Inc 7.25% 4/15/2032 (d)	300,000	299,319
Tenet Healthcare Corp 4.625% 6/15/2028	1,810,000	1,762,694
Tenet Healthcare Corp 6.125% 6/15/2030	465,000	466,534
US Acute Care Solutions LLC 9.75% 5/15/2029 (d)	190,000	192,884
		4,403,180
Health Care Technology - 0.4%
IQVIA Inc 5% 5/15/2027 (d)	820,000	813,462
Life Sciences Tools & Services - 0.2%
Charles River Laboratories International Inc 3.75% 3/15/2029 (d)	385,000	352,447
Pharmaceuticals - 0.9%
1261229 BC Ltd 10% 4/15/2032 (d)	580,000	567,921
Jazz Securities DAC 4.375% 1/15/2029 (d)	350,000	332,157
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (d)(k)	840,000	792,262
		1,692,340
TOTAL HEALTH CARE		10,178,143

Industrials - 14.0%
Aerospace & Defense - 2.7%
BWX Technologies Inc 4.125% 6/30/2028 (d)(k)	795,000	763,719
Howmet Aerospace Inc 5.95% 2/1/2037 (k)	400,000	416,326
Howmet Aerospace Inc 6.75% 1/15/2028	665,000	700,412
Moog Inc 4.25% 12/15/2027 (d)	1,025,000	988,767
TransDigm Inc 6.75% 8/15/2028 (d)	2,190,000	2,231,063
		5,100,287
Air Freight & Logistics - 0.3%
Rand Parent LLC 8.5% 2/15/2030 (d)(k)	660,000	613,725
Building Products - 1.9%
Advanced Drainage Systems Inc 5% 9/30/2027 (d)	1,320,000	1,305,381
Builders FirstSource Inc 4.25% 2/1/2032 (d)(k)	890,000	801,545
Standard Building Solutions Inc 6.5% 8/15/2032 (d)	195,000	197,428
Standard Industries Inc/NY 4.375% 7/15/2030 (d)	1,300,000	1,212,398
		3,516,752
Commercial Services & Supplies - 3.5%
ADT Security Corp/The 4.125% 8/1/2029 (d)(k)	385,000	363,296
ADT Security Corp/The 4.875% 7/15/2032 (d)(k)	565,000	532,826
Allied Universal Holdco LLC 7.875% 2/15/2031 (d)	310,000	316,622
Artera Services LLC 8.5% 2/15/2031 (d)	1,025,000	972,495
Brand Industrial Services Inc 10.375% 8/1/2030 (d)	320,000	303,976
CoreCivic Inc 8.25% 4/15/2029	205,000	216,093
GEO Group Inc/The 8.625% 4/15/2029	240,000	252,299
GFL Environmental Inc 6.75% 1/15/2031 (d)	155,000	161,123
Madison IAQ LLC 4.125% 6/30/2028 (d)(k)	975,000	930,892
Neptune Bidco US Inc 9.29% 4/15/2029 (d)	110,000	97,899
OT Midco Inc 10% 2/15/2030 (d)	180,000	146,456
Prime Security Services Borrower LLC / Prime Finance Inc 3.375% 8/31/2027 (d)(k)	2,225,000	2,122,171
Waste Pro USA Inc 7% 2/1/2033 (d)	180,000	183,651
		6,599,799
Construction & Engineering - 0.8%
AECOM 5.125% 3/15/2027	1,485,000	1,481,626
Electrical Equipment - 0.6%
Vertiv Group Corp 4.125% 11/15/2028 (d)(k)	945,000	912,639
WESCO Distribution Inc 6.375% 3/15/2033 (d)	290,000	293,367
		1,206,006
Ground Transportation - 0.4%
Genesee & Wyoming Inc 6.25% 4/15/2032 (d)	305,000	309,026
XPO Inc 6.25% 6/1/2028 (d)	325,000	328,220
XPO Inc 7.125% 2/1/2032 (d)	105,000	107,559
		744,805
Industrial Conglomerates - 0.4%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 4.25% 2/1/2027 (d)	845,000	823,208
Machinery - 0.7%
Allison Transmission Inc 3.75% 1/30/2031 (d)	1,115,000	1,001,702
Esab Corp 6.25% 4/15/2029 (d)	370,000	375,413
		1,377,115
Passenger Airlines - 1.1%
American Airlines 2016-3 Class A Pass Through Trust 7.25% 2/15/2028 (d)	175,000	172,862
American Airlines 2016-3 Class A Pass Through Trust 8.5% 5/15/2029 (d)(k)	345,000	351,622
American Airlines Inc/AAdvantage Loyalty IP Ltd 5.5% 4/20/2026 (d)	140,124	139,190
United Airlines Inc 4.375% 4/15/2026 (d)	1,440,000	1,419,443
		2,083,117
Professional Services - 0.6%
Amentum Holdings Inc 7.25% 8/1/2032 (d)	240,000	244,137
Booz Allen Hamilton Inc 4% 7/1/2029 (d)	155,000	147,608
Science Applications International Corp 4.875% 4/1/2028 (d)	150,000	145,841
TriNet Group Inc 3.5% 3/1/2029 (d)	710,000	647,617
		1,185,203
Trading Companies & Distributors - 1.0%
Beacon Roofing Supply Inc 6.75% 4/30/2032 (d)	280,000	280,724
Fortress Transportation and Infrastructure Investors LLC 5.875% 4/15/2033 (d)	300,000	287,058
Fortress Transportation and Infrastructure Investors LLC 7% 6/15/2032 (d)	395,000	400,255
Fortress Transportation and Infrastructure Investors LLC 7.875% 12/1/2030 (d)	310,000	324,090
United Rentals North America Inc 6.125% 3/15/2034 (d)	515,000	520,555
		1,812,682
TOTAL INDUSTRIALS		26,544,325

Information Technology - 5.0%
Electronic Equipment, Instruments & Components - 1.6%
Coherent Corp 5% 12/15/2029 (d)(k)	1,600,000	1,531,804
CPI CG Inc 10% 7/15/2029 (d)	110,000	117,955
Insight Enterprises Inc 6.625% 5/15/2032 (d)	165,000	167,393
Lightning Power LLC 7.25% 8/15/2032 (d)	190,000	196,846
Sensata Technologies Inc 3.75% 2/15/2031 (d)	1,165,000	1,018,355
		3,032,353
IT Services - 1.1%
Acuris Finance US Inc / Acuris Finance SARL 5% 5/1/2028 (d)	110,000	97,277
Acuris Finance US Inc / Acuris Finance SARL 9% 8/1/2029 (d)	215,000	202,100
ASGN Inc 4.625% 5/15/2028 (d)	965,000	918,336
Gartner Inc 3.625% 6/15/2029 (d)(k)	220,000	206,330
Gartner Inc 4.5% 7/1/2028 (d)(k)	660,000	650,551
		2,074,594
Semiconductors & Semiconductor Equipment - 0.9%
Broadcom Inc 2.45% 2/15/2031 (d)	420,000	371,103
ON Semiconductor Corp 3.875% 9/1/2028 (d)(k)	545,000	515,182
Qorvo Inc 4.375% 10/15/2029	505,000	482,679
Wolfspeed Inc 7.9583% 6/23/2030 (d)(g)(j)(l)	350,987	337,825
		1,706,789
Software - 0.8%
Crowdstrike Holdings Inc 3% 2/15/2029 (k)	525,000	486,823
Elastic NV 4.125% 7/15/2029 (d)	235,000	221,789
Ellucian Holdings Inc 6.5% 12/1/2029 (d)	100,000	99,901
Fair Isaac Corp 4% 6/15/2028 (d)	450,000	431,541
Gen Digital Inc 6.25% 4/1/2033 (d)(k)	240,000	239,353
		1,479,407
Technology Hardware, Storage & Peripherals - 0.6%
Seagate HDD Cayman 8.25% 12/15/2029	1,060,000	1,136,669
TOTAL INFORMATION TECHNOLOGY		9,429,812

Materials - 6.6%
Chemicals - 2.6%
Avient Corp 6.25% 11/1/2031 (d)	200,000	197,862
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.75% 6/15/2027 (d)	935,000	921,050
Celanese US Holdings LLC 6.5% 4/15/2030 (k)	155,000	151,449
Celanese US Holdings LLC 6.75% 4/15/2033 (k)	310,000	291,004
Chemours Co/The 4.625% 11/15/2029 (d)(k)	185,000	154,915
Chemours Co/The 5.75% 11/15/2028 (d)	505,000	457,439
Kobe US Midco 2 Inc 9.25% 11/1/2026 pay-in-kind (c)(d)	253,575	217,124
LSB Industries Inc 6.25% 10/15/2028 (d)	210,000	196,537
Mativ Holdings Inc 8% 10/1/2029 (d)(k)	200,000	166,257
Methanex US Operations Inc 6.25% 3/15/2032 (d)	295,000	279,335
Olin Corp 6.625% 4/1/2033 (d)	195,000	185,026
Olympus Water US Holding Corp 9.75% 11/15/2028 (d)	245,000	255,280
Scih Salt Hldgs Inc 4.875% 5/1/2028 (d)	200,000	191,600
Tronox Inc 4.625% 3/15/2029 (d)(k)	570,000	461,401
WR Grace Holdings LLC 4.875% 6/15/2027 (d)	685,000	663,145
WR Grace Holdings LLC 7.375% 3/1/2031 (d)	85,000	85,454
		4,874,878
Construction Materials - 0.5%
Quikrete Holdings Inc 6.375% 3/1/2032 (d)	290,000	291,634
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (d)	375,000	384,744
VM Consolidated Inc 5.5% 4/15/2029 (d)(k)	345,000	332,651
		1,009,029
Containers & Packaging - 2.4%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 3.25% 9/1/2028 (d)	570,000	521,014
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6% 6/15/2027 (d)	160,000	159,413
Ball Corp 3.125% 9/15/2031	640,000	559,016
Clydesdale Acquisition Holdings Inc 6.75% 4/15/2032 (d)	290,000	296,526
Graphic Packaging International LLC 3.75% 2/1/2030 (d)	700,000	643,238
Graphic Packaging International LLC 6.375% 7/15/2032 (d)(k)	400,000	401,968
OI European Group BV 4.75% 2/15/2030 (d)	150,000	138,878
Sealed Air Corp 5% 4/15/2029 (d)(k)	950,000	923,799
Sealed Air Corp 6.875% 7/15/2033 (d)(k)	445,000	461,954
Sealed Air Corp/Sealed Air Corp US 7.25% 2/15/2031 (d)	400,000	416,540
		4,522,346
Metals & Mining - 1.0%
Alcoa Nederland Holding BV 7.125% 3/15/2031 (d)	80,000	82,421
Arsenal AIC Parent LLC 8% 10/1/2030 (d)	130,000	134,598
Cleveland-Cliffs Inc 7% 3/15/2032 (d)(k)	595,000	558,994
Kaiser Aluminum Corp 4.625% 3/1/2028 (d)(k)	800,000	769,720
Novelis Corp 3.875% 8/15/2031 (d)(k)	385,000	332,286
Roller Bearing Co of America Inc 4.375% 10/15/2029 (d)(k)	110,000	104,346
		1,982,365
Paper & Forest Products - 0.1%
Magnera Corp 7.25% 11/15/2031 (d)	140,000	132,388
TOTAL MATERIALS		12,521,006

Real Estate - 3.1%
Diversified REITs - 0.1%
Safehold GL Holdings LLC 2.85% 1/15/2032	280,000	238,295
Health Care REITs - 0.2%
MPT Operating Partnership LP / MPT Finance Corp 3.5% 3/15/2031	320,000	212,087
MPT Operating Partnership LP / MPT Finance Corp 8.5% 2/15/2032 (d)	250,000	253,996
		466,083
Hotel & Resort REITs - 0.1%
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 7% 2/1/2030 (d)(k)	140,000	140,124
Real Estate Management & Development - 0.9%
Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp 7% 4/15/2030 (d)	215,000	190,681
Greystar Real Estate Partners LLC 7.75% 9/1/2030 (d)	95,000	99,762
Howard Hughes Corp/The 4.375% 2/1/2031 (d)(k)	825,000	731,576
Kennedy-Wilson Inc 4.75% 2/1/2030 (k)	220,000	193,996
Taylor Morrison Communities Inc 5.75% 1/15/2028 (d)	450,000	450,203
		1,666,218
Specialized REITs - 1.8%
Iron Mountain Inc 4.875% 9/15/2029 (d)(k)	2,715,000	2,614,756
SBA Communications Corp 3.875% 2/15/2027 (k)	750,000	733,723
		3,348,479
TOTAL REAL ESTATE		5,859,199

Utilities - 4.5%
Electric Utilities - 4.1%
Clearway Energy Operating LLC 3.75% 2/15/2031 (d)(k)	1,615,000	1,437,791
Clearway Energy Operating LLC 4.75% 3/15/2028 (d)	195,000	190,574
FirstEnergy Corp 2.25% 9/1/2030	825,000	722,801
NRG Energy Inc 5.25% 6/15/2029 (d)	625,000	617,557
NRG Energy Inc 6% 2/1/2033 (d)	200,000	197,901
NRG Energy Inc 6.25% 11/1/2034 (d)(k)	200,000	199,693
PG&E Corp 5% 7/1/2028	910,000	887,627
Vistra Operations Co LLC 5% 7/31/2027 (d)	2,395,000	2,374,148
Vistra Operations Co LLC 7.75% 10/15/2031 (d)	200,000	211,476
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (d)(k)	600,000	593,811
XPLR Infrastructure Operating Partners LP 8.375% 1/15/2031 (d)(k)	280,000	281,027
		7,714,406
Independent Power and Renewable Electricity Producers - 0.2%
Alpha Generation LLC 6.75% 10/15/2032 (d)	235,000	239,492
Sunnova Energy Corp 5.875% 9/1/2026 (d)	350,000	105,000
TerraForm Power Operating LLC 4.75% 1/15/2030 (d)	130,000	122,528
		467,020
Water Utilities - 0.2%
Aris Water Holdings LLC 7.25% 4/1/2030 (d)	290,000	287,774
TOTAL UTILITIES		8,469,200

TOTAL UNITED STATES		147,395,310
ZAMBIA - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
First Quantum Minerals Ltd 8% 3/1/2033 (d)	200,000	197,876
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $174,567,013)		170,101,151

Preferred Securities - 2.0%
	Principal Amount (a)	Value ($)
SWITZERLAND - 0.1%
Financials - 0.1%
Capital Markets - 0.1%
UBS Group AG 7% (c)(d)(n)	200,000	196,354
UNITED KINGDOM - 0.1%
Financials - 0.1%
Banks - 0.1%
Barclays PLC 7.625% (c)(n)	200,000	194,090
UNITED STATES - 1.8%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.11%, 8.6946% (b)(c)(n)	390,000	391,730
Financials - 1.6%
Banks - 1.0%
BW Real Estate Inc 9.5% (c)(d)(n)	115,000	114,090
Citigroup Inc 6.75% (c)(n)	515,000	501,769
Citigroup Inc 7.125% (c)(n)	375,000	375,475
JPMorgan Chase & Co 6.5% (c)(n)	390,000	391,798
Wells Fargo & Co 7.625% (c)(k)(n)	320,000	339,985
		1,723,117
Capital Markets - 0.4%
Bank of New York Mellon Corp/The 6.3% (c)(n)	95,000	96,267
Charles Schwab Corp/The 4% (c)(n)	120,000	105,480
Charles Schwab Corp/The 5.375% (c)(n)	225,000	226,193
Goldman Sachs Group Inc/The 6.85% (c)(n)	350,000	351,588
		779,528
Consumer Finance - 0.2%
Ally Financial Inc 4.7% (c)(n)	100,000	85,565
Ally Financial Inc 4.7% (c)(n)	385,000	357,359
		442,924
TOTAL FINANCIALS		2,945,569

TOTAL UNITED STATES		3,337,299
TOTAL PREFERRED SECURITIES (Cost $3,555,107)		3,727,743

Money Market Funds - 14.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (p)	4.33	4,065,309	4,066,122
Fidelity Securities Lending Cash Central Fund (p)(q)	4.33	23,660,011	23,662,378
TOTAL MONEY MARKET FUNDS (Cost $27,728,500)			27,728,500

U.S. Treasury Obligations - 0.1%
	Yield (%) (o)	Principal Amount (a)	Value ($)
US Treasury Notes 4.125% 11/15/2032 (Cost $193,544)	4.40	197,000	198,939

TOTAL INVESTMENT IN SECURITIES - 112.7% (Cost $218,133,399)	213,128,479
NET OTHER ASSETS (LIABILITIES) - (12.7)%	(23,945,351)
NET ASSETS - 100.0%	189,183,128

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $142,481,483 or 75.3% of net assets.

(e)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(f)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(g)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $352,633 and $343,807, respectively.

(h)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $14,780 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(i)	Non-income producing
(j)	Level 3 security
(k)	Security or a portion of the security is on loan at period end.
(l)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(m)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(n)	Security is perpetual in nature with no stated maturity date.
(o)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(p)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(q)	Investment made with cash collateral received from securities on loan.

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
New Fortress Energy Inc	5/22/2025

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	6,941,727	58,541,836	61,417,359	284,681	(82)	-	4,066,122	4,065,309	0.0%
Fidelity Securities Lending Cash Central Fund	-	128,170,720	104,508,342	36,883	-	-	23,662,378	23,660,011	0.1%
Total	6,941,727	186,712,556	165,925,701	321,564	(82)	-	27,728,500

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	1,000,322	-	1,000,322	-

Bank Loan Obligations
Communication Services	84,232	-	84,232	-
Consumer Discretionary	2,457,660	-	2,457,660	-
Energy	415,962	-	415,962	-
Financials	975,783	-	975,783	-
Health Care	387,940	-	387,940	-
Industrials	829,400	-	829,400	-
Information Technology	2,269,471	-	2,269,471	-
Materials	986,906	-	986,906	-
Utilities	647,441	-	647,441	-

Common Stocks
Energy	14,780	14,780	-	-
Health Care	210,831	-	-	210,831
Industrials	10,062	10,062	-	-

Convertible Corporate Bonds
Communication Services	293,756	-	293,756	-
Consumer Discretionary	9,710	-	9,710	-
Financials	277,318	-	277,318	-
Information Technology	86,810	-	86,810	-
Real Estate	413,762	-	413,762	-

Non-Convertible Corporate Bonds
Communication Services	9,894,252	-	9,894,252	-
Consumer Discretionary	29,534,728	-	29,534,728	-
Consumer Staples	9,844,278	-	9,844,278	-
Energy	19,057,889	-	19,057,889	-
Financials	15,942,281	-	15,942,281	-
Health Care	10,856,527	-	10,856,527	-
Industrials	28,801,378	-	28,801,378	-
Information Technology	10,613,406	-	10,275,581	337,825
Materials	20,090,878	-	20,090,878	-
Real Estate	5,859,199	-	5,859,199	-
Utilities	9,606,335	-	9,606,335	-

Preferred Securities
Energy	391,730	-	391,730	-
Financials	3,336,013	-	3,336,013	-

U.S. Treasury Obligations	198,939	-	198,939	-

Money Market Funds	27,728,500	27,728,500	-	-
Total Investments in Securities:	213,128,479	27,753,342	184,826,481	548,656
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2025
Assets
Investment in securities, at value (including securities loaned of $22,816,744) - See accompanying schedule:
Unaffiliated issuers (cost $190,404,899)	$185,399,979
Fidelity Central Funds (cost $27,728,500)	27,728,500

Total Investment in Securities (cost $218,133,399)		$213,128,479
Receivable for investments sold		974
Receivable for fund shares sold		37,073
Interest receivable		2,552,551
Distributions receivable from Fidelity Central Funds		10,389
Prepaid expenses		60
Receivable from investment adviser for expense reductions		3,516
Other receivables		9
Total assets		215,733,051
Liabilities
Payable to custodian bank	$322,110
Payable for investments purchased
Regular delivery	1,934,739
Delayed delivery	185,000
Payable for fund shares redeemed	131,692
Distributions payable	128,675
Accrued management fee	109,441
Other payables and accrued expenses	75,888
Collateral on securities loaned	23,662,378
Total liabilities		26,549,923
Net Assets		$189,183,128
Net Assets consist of:
Paid in capital		$221,253,334
Total accumulated earnings (loss)		(32,070,206)
Net Assets		$189,183,128
Net Asset Value, offering price and redemption price per share ($189,183,128 ÷ 23,469,754 shares)		$8.06
Statement of Operations
Year ended April 30, 2025
Investment Income
Dividends		$126,614
Interest		11,104,706
Income from Fidelity Central Funds (including $36,883 from security lending)		321,564
Total income		11,552,884
Expenses
Management fee	$1,384,041
Custodian fees and expenses	5,800
Independent trustees' fees and expenses	837
Registration fees	22,331
Audit fees	83,656
Legal	1,361
Miscellaneous	5,342
Total expenses before reductions	1,503,368
Expense reductions	(16,500)
Total expenses after reductions		1,486,868
Net Investment income (loss)		10,066,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,552,248)
Fidelity Central Funds	(82)
Total net realized gain (loss)		(2,552,330)
Change in net unrealized appreciation (depreciation) on investment securities		6,619,800
Net gain (loss)		4,067,470
Net increase (decrease) in net assets resulting from operations		$14,133,486
Statement of Changes in Net Assets

	Year ended April 30, 2025	Year ended April 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,066,016	$10,076,226
Net realized gain (loss)	(2,552,330)	(4,781,263)
Change in net unrealized appreciation (depreciation)	6,619,800	7,004,956
Net increase (decrease) in net assets resulting from operations	14,133,486	12,299,919
Distributions to shareholders	(9,806,619)	(9,611,700)

Share transactions
Proceeds from sales of shares	20,256,239	19,201,153
Reinvestment of distributions	8,189,881	8,015,292
Cost of shares redeemed	(44,978,350)	(49,896,043)

Net increase (decrease) in net assets resulting from share transactions	(16,532,230)	(22,679,598)
Total increase (decrease) in net assets	(12,205,363)	(19,991,379)

Net Assets
Beginning of period	201,388,491	221,379,870
End of period	$189,183,128	$201,388,491

Other Information
Shares
Sold	2,500,217	2,466,412
Issued in reinvestment of distributions	1,009,718	1,028,051
Redeemed	(5,552,923)	(6,414,200)
Net increase (decrease)	(2,042,988)	(2,919,737)

Financial Highlights
Fidelity® Focused High Income Fund

Years ended April 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$7.89	$7.79	$7.99	$8.86	$8.28
Income from Investment Operations
Net investment income (loss) A,B	.413	.376	.357	.317	.340
Net realized and unrealized gain (loss)	.159	.083	(.216)	(.863)	.574
Total from investment operations	.572	.459	.141	(.546)	.914
Distributions from net investment income	(.402)	(.359)	(.341)	(.324)	(.334)
Total distributions	(.402)	(.359)	(.341)	(.324)	(.334)
Net asset value, end of period	$8.06	$7.89	$7.79	$7.99	$8.86
Total Return C	7.34%	6.04%	1.91%	(6.41)%	11.16%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.76%	.79%	.79%	.75%	.75%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions, if any	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	5.09%	4.83%	4.62%	3.62%	3.88%
Supplemental Data
Net assets, end of period (000 omitted)	$189,183	$201,388	$221,380	$277,933	$384,632
Portfolio turnover rate F	32%	26%	9%	20%	73%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2025

1. Organization.
Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2025 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,853,480
Gross unrealized depreciation	(6,680,834)
Net unrealized appreciation (depreciation)	$(3,827,354)
Tax Cost	$216,955,833

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$427,752
Capital loss carryforward	$(28,670,603)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,827,354)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(10,714,490)
Long-term	(17,956,113)
Total capital loss carryforward	$(28,670,603)

The tax character of distributions paid was as follows:

	April 30, 2025	April 30, 2024
Ordinary Income	$9,806,619	$ 9,611,700

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Focused High Income Fund	58,501,770	69,944,129
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Focused High Income Fund	.71

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Focused High Income Fund	.70

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Focused High Income Fund	289
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of interest. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Focused High Income Fund	3,819	-	-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .75% of average net assets. This reimbursement will remain in place through August 31, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $14,995.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,505.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Focused High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Focused High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2025, the related statement of operations for the year ended April 30, 2025, the statement of changes in net assets for each of the two years in the period ended April 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2025 and the financial highlights for each of the five years in the period ended April 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $8,189,841 of distributions paid in the calendar year 2024 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $9,806,619 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	14,516,835,136.19	94.56
Withheld	834,887,998.33	5.44
TOTAL	15,351,723,134.52	100.00
Robert A. Lawrence
Affirmative	14,430,495,798.10	94.00
Withheld	921,227,336.42	6.00
TOTAL	15,351,723,134.52	100.00
Vijay C. Advani
Affirmative	14,465,231,640.25	94.23
Withheld	886,491,494.27	5.77
TOTAL	15,351,723,134.52	100.00
Thomas P. Bostick
Affirmative	14,471,831,170.84	94.27
Withheld	879,891,963.68	5.73
TOTAL	15,351,723,134.52	100.00
Donald F. Donahue
Affirmative	14,432,670,599.88	94.01
Withheld	919,052,534.64	5.99
TOTAL	15,351,723,134.52	100.00
Vicki L. Fuller
Affirmative	14,531,407,981.65	94.66
Withheld	820,315,152.87	5.34
TOTAL	15,351,723,134.52	100.00
Patricia L. Kampling
Affirmative	14,549,142,839.16	94.77
Withheld	802,580,295.36	5.23
TOTAL	15,351,723,134.52	100.00
Thomas A. Kennedy
Affirmative	14,469,818,769.40	94.26
Withheld	881,904,365.12	5.74
TOTAL	15,351,723,134.52	100.00
Oscar Munoz
Affirmative	14,434,061,467.08	94.02
Withheld	917,661,667.44	5.98
TOTAL	15,351,723,134.52	100.00
Karen B. Peetz
Affirmative	14,521,904,618.46	94.59
Withheld	829,818,516.06	5.41
TOTAL	15,351,723,134.52	100.00
David M. Thomas
Affirmative	14,417,745,861.73	93.92
Withheld	933,977,272.79	6.08
TOTAL	15,351,723,134.52	100.00
Susan Tomasky
Affirmative	14,467,973,468.18	94.24
Withheld	883,749,666.34	5.76
TOTAL	15,351,723,134.52	100.00
Michael E. Wiley
Affirmative	14,424,002,796.91	93.96
Withheld	927,720,337.61	6.04
TOTAL	15,351,723,134.52	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.801606.120
FFH-ANN-0625
Fidelity® SAI High Income Fund

Annual Report
April 30, 2025
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI High Income Fund
Schedule of Investments April 30, 2025
Showing Percentage of Net Assets
Alternative Funds - 1.7%
	Shares	Value ($)
Fidelity Private Credit Company LLC (b)(c) (Cost $38,965,208)	3,945,345	37,756,949

Asset-Backed Securities - 0.1%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 0.0%
Golub Cap Partners Clo 76 B Ltd Series 2024-76A Class E, CME Term SOFR 3 month Index + 5.75%, 10.0318% 10/25/2037 (d)(e)(f)	175,000	169,919
GRAND CAYMAN (UK OVERSEAS TER) - 0.1%
Ammc Clo 24 Ltd Series 2024-24A Class ER, CME Term SOFR 3 month Index + 6.5%, 10.7695% 1/20/2035 (d)(e)(f)	230,000	225,669
Ares Loan Funding VII Ltd Series 2024-ALF7A Class E, CME Term SOFR 3 month Index + 6.25%, 10.5224% 10/22/2037 (d)(e)(f)	141,000	136,636
Benefit Str Partners Clo Vi-B Ltd Series 2025-6BR Class ER, CME Term SOFR 3 month Index + 4.75%, 9.0331% 4/20/2038 (d)(e)(f)	104,000	100,826
Birch Grove Clo 12 Ltd Series 2025-12A Class D1, CME Term SOFR 3 month Index + 2.75%, 7.0928% 4/22/2038 (d)(e)(f)	225,000	219,254
Birch Grove Clo 5 LLC Series 2024-5A Class ER, CME Term SOFR 3 month Index + 6.75%, 11.0195% 10/20/2037 (d)(e)(f)	108,000	107,352
Carlyle US Clo Ltd Series 2024-6A Class E, CME Term SOFR 3 month Index + 5.75%, 10.2067% 10/25/2037 (d)(e)(f)	150,000	147,198
Carval Clo Xi-C Ltd Series 2024-3A Class E, CME Term SOFR 3 month Index + 6.35%, 10.6195% 10/20/2037 (d)(e)(f)	150,000	147,385
CIFC Funding Ltd Series 2025-4A Class D2R, CME Term SOFR 3 month Index + 3.75%, 8.0205% 1/17/2038 (d)(e)(f)	125,000	121,431
Diameter Cap Clo 7 Ltd / Diameter Cap Clo 7 LLC Series 2024-7A Class D, CME Term SOFR 3 month Index + 6.1%, 10.3695% 7/20/2037 (d)(e)(f)	285,000	275,478
Flatiron Rr Clo 30 Ltd Series 2025-30A Class E, CME Term SOFR 3 month Index + 5.25%, 0% 4/15/2038 (d)(e)(f)(g)	228,000	224,854
Magnetite Xxix Ltd Series 2024-29A Class ER, CME Term SOFR 3 month Index + 6%, 10.2561% 7/15/2037 (d)(e)(f)	112,000	110,598
Midocean Cr Clo Xvi Series 2024-16A Class E, CME Term SOFR 3 month Index + 6.25%, 10.5195% 10/20/2037 (d)(e)(f)	127,000	122,308
Orchard Park Clo Ltd Series 2024-1A Class E, CME Term SOFR 3 month Index + 5.6%, 9.8695% 10/20/2037 (d)(e)(f)	248,000	245,268
Palmer Square Clo Ltd Series 2025-2A Class DR2, CME Term SOFR 3 month Index + 4.14%, 8.3961% 2/15/2038 (d)(e)(f)	103,000	100,176
Palmer Square Loan Funding Ltd Series 2024-2A Class D, CME Term SOFR 3 month Index + 4.7%, 8.9561% 1/15/2033 (d)(e)(f)	285,000	274,945
Pikes Peak Clo 1 Series 2025-12A Class D2R, CME Term SOFR 3 month Index + 3.8%, 8.0695% 4/20/2038 (d)(e)(f)	100,000	98,375
Rr 31 Ltd Series 2024-31A Class D, CME Term SOFR 3 month Index + 6%, 10.2561% 10/15/2039 (d)(e)(f)	150,000	147,255
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		2,805,008
UNITED STATES - 0.0%
Croton Pk Clo Ltd Series 2024-1A Class E, CME Term SOFR 3 month Index + 5.55%, 9.8061% 10/15/2036 (d)(e)(f)	285,000	280,056
Diameter Capital Clo 1 Ltd Series 2024-1A Class DR, CME Term SOFR 3 month Index + 6.15%, 10.4061% 10/15/2037 (d)(e)(f)	250,000	246,098
Obra Homes Finance LLC Series 2024-1A Class E, CME Term SOFR 3 month Index + 6.75%, 11.1731% 1/20/2038 (d)(e)(f)	150,000	147,462
TOTAL UNITED STATES		673,616
TOTAL ASSET-BACKED SECURITIES (Cost $3,732,444)		3,648,543

Bank Loan Obligations - 8.1%
	Principal Amount (a)	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
DH Corporation/Societe DH 1LN, term loan CME Term SOFR 3 month Index + 7.25%, 11.428% 9/13/2029 (e)(f)(h)(i)	67,328	67,261
FRANCE - 0.2%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.7561% 8/15/2028 (e)(f)(h)	5,069,618	4,552,517
Media - 0.0%
Numericable US LLC Tranche B-13 1LN, term loan CME Term SOFR 6 month Index + 4%, 10.5% 8/14/2026 (e)(f)(h)	379,031	330,704
TOTAL FRANCE		4,883,221
NETHERLANDS - 0.0%
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Enstall Group BV Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.5608% 8/27/2028 (e)(f)(h)(i)	2,583,157	1,885,704
UNITED KINGDOM - 0.3%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EG America LLC Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.5632% 2/7/2028 (e)(f)(h)	6,085,873	6,076,074
UNITED STATES - 7.6%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Connect Holding II LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 10.0451% 10/3/2031 (e)(f)(h)	483,756	361,308
Connect Holding II LLC Tranche B-DD 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 4/3/2031 (e)(f)(h)(j)	2,650,747	2,413,293
Connect Holding II LLC Tranche B-DD 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 4/3/2031 (e)(f)(h)(j)	1,721,253	1,567,064
Lumen Technologies Inc Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2.35%, 6.7861% 4/15/2030 (e)(f)(h)	2,391,970	2,275,361
		6,617,026
Media - 0.0%
CSC Holdings LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.8219% 1/18/2028 (e)(f)(h)	1,102,487	1,071,551
TOTAL COMMUNICATION SERVICES		7,688,577

Consumer Discretionary - 2.3%
Broadline Retail - 0.2%
CMG Media Corp Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.8992% 6/18/2029 (e)(f)(h)	4,465,084	4,211,155
Diversified Consumer Services - 0.5%
AI Aqua Merger Sub Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.319% 7/31/2028 (e)(f)(h)	2,135,000	2,107,693
Spin Holdco Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5618% 3/4/2028 (e)(f)(h)	9,364,297	7,621,696
TKC Holdings Inc 1LN, term loan 13.5% 2/14/2027 (e)(h)	3,081,268	2,526,640
		12,256,029
Hotels, Restaurants & Leisure - 1.1%
ClubCorp Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.5608% 9/18/2026 (e)(f)(h)	3,163,695	3,162,904
Eagle Parent Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.5492% 4/1/2029 (e)(f)(h)	2,329,808	2,222,054
Flynn Restaurant Group LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0716% 1/28/2032 (e)(f)(h)	2,375,000	2,315,625
Horizon US Finco LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.75%, 9.0297% 10/31/2031 (e)(f)(h)	2,004,745	1,787,571
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5608% 6/1/2028 (e)(f)(h)	2,880,026	2,666,270
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5413% 12/30/2026 (e)(f)(h)	8,105,973	7,677,006
United PF Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 8.5%, 13.0413% 12/30/2026 (e)(f)(h)	457,604	437,012
Wok Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 6.25%, 10.5298% 9/3/2029 (e)(f)(h)	2,622,971	2,526,787
		22,795,229
Household Durables - 0.3%
TGP Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6716% 6/29/2028 (e)(f)(h)	3,828,825	3,145,724
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.6861% 10/30/2027 (e)(f)(h)	2,546,705	2,384,352
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.6716% 10/30/2027 (e)(f)(h)	995,231	924,739
		6,454,815
Specialty Retail - 0.2%
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.1788% 6/6/2031 (e)(f)(h)	4,498,497	4,248,290
Staples Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.75%, 10.0407% 9/10/2029 (e)(f)(h)	1,018,244	876,535
		5,124,825
TOTAL CONSUMER DISCRETIONARY		50,842,053

Consumer Staples - 0.0%
Food Products - 0.0%
Del Monte Foods Corp II Inc 1LN, term loan CME Term SOFR 3 month Index + 8.15%, 15.4685% 8/2/2028 (e)(f)(h)	156,378	148,950
Del Monte Foods Corp II Inc Tranche FLFO B, term loan CME Term SOFR 3 month Index + 8%, 12.409% 8/2/2028 (e)(f)(h)(i)	45,566	45,566
		194,516
Personal Care Products - 0.0%
Opal LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 0% 3/1/2032 (e)(f)(h)(j)	250,000	247,658
TOTAL CONSUMER STAPLES		442,174

Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Mesquite Energy Inc 1LN, term loan 0% (e)(h)(i)(j)(k)	1,620,000	0
Mesquite Energy Inc 1LN, term loan 3 month U.S. LIBOR + 8%, 0% (e)(f)(h)(i)(j)(k)	3,800,000	1
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.7948% 10/30/2028 (e)(f)(h)	12,024,000	8,587,781
		8,587,782
Financials - 0.2%
Financial Services - 0.1%
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0719% 2/20/2032 (e)(f)(h)	2,140,000	2,047,274
Insurance - 0.1%
Asurion LLC Tranche B3 2LN, term loan CME Term SOFR 1 month Index + 5.25%, 9.6861% 1/31/2028 (e)(f)(h)	2,088,000	1,944,826
TOTAL FINANCIALS		3,992,100

Health Care - 0.5%
Health Care Providers & Services - 0.3%
Cano Health LLC 1LN, term loan CME Term SOFR 3 month Index + 1%, 13.7992% 6/28/2029 (e)(f)(h)	960,470	864,423
ModivCare Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0492% 7/1/2031 (e)(f)(h)	1,449,067	972,686
Owens & Minor Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.25%, 0% 4/2/2030 (e)(f)(h)(j)	2,620,000	2,567,600
Radiology Partners Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.5902% 1/31/2029 (e)(f)(h)	2,787,613	2,690,744
		7,095,453
Pharmaceuticals - 0.2%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 10.5698% 10/8/2030 (e)(f)(h)	4,515,000	4,251,640
TOTAL HEALTH CARE		11,347,093

Industrials - 0.8%
Air Freight & Logistics - 0.1%
Stonepeak Nile Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 0% 4/12/2032 (e)(f)(h)(j)	1,260,000	1,236,639
Commercial Services & Supplies - 0.3%
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.7907% 8/1/2030 (e)(f)(h)	3,698,117	3,412,216
Neptune Bidco US Inc Tranche A 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0797% 10/11/2028 (e)(f)(h)	64,670	56,517
Neptune Bidco US Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.3297% 4/11/2029 (e)(f)(h)	4,028,702	3,545,540
		7,014,273
Professional Services - 0.3%
Cast & Crew LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0716% 12/30/2028 (e)(f)(h)	2,978,803	2,846,097
Corelogic Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.9361% 6/2/2028 (e)(f)(h)	3,346,962	3,296,758
		6,142,855
Trading Companies & Distributors - 0.1%
Foundation Building Materials Inc 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.791% 1/29/2028 (e)(f)(h)	558,549	534,995
Foundation Building Materials Inc Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.2798% 1/29/2031 (e)(f)(h)	184,534	169,574
QXO Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 0% 4/23/2032 (e)(f)(h)(j)	2,135,000	2,132,331
		2,836,900
TOTAL INDUSTRIALS		17,230,667

Information Technology - 1.8%
Communications Equipment - 0.1%
CommScope LLC 1LN, term loan 9.5716% 12/17/2029 (e)(h)	2,210,000	2,166,485
IT Services - 0.5%
Constant Contact Inc term loan CME Term SOFR 3 month Index + 7.5%, 12.0177% 2/10/2029 (e)(f)(h)	281,000	223,833
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5177% 2/10/2028 (e)(f)(h)	3,400,216	3,095,047
X Corp 1LN, term loan 9.5% 10/29/2029 (h)	3,670,000	3,577,479
X Corp Tranche B1 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 10.9492% 10/26/2029 (e)(f)(h)	3,318,117	3,211,108
		10,107,467
Software - 0.9%
Ascend Learning LLC 2LN, term loan CME Term SOFR 1 month Index + 5.75%, 10.1716% 12/10/2029 (e)(f)(h)	470,199	460,649
Dcert Buyer Inc 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.3216% 10/16/2026 (e)(f)(h)	9,721,286	9,383,763
Dcert Buyer Inc Tranche B 2LN, term loan CME Term SOFR 1 month Index + 7%, 11.3216% 2/19/2029 (e)(f)(h)	1,150,000	943,000
Finastra USA Inc 1LN, term loan CME Term SOFR 1 month Index + 7.25%, 11.547% 9/13/2029 (e)(f)(h)(i)	2,882,872	2,879,989
Leia Finco US LLC 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.4576% 10/9/2031 (e)(f)(h)	1,013,000	1,005,686
Leia Finco US LLC 2LN, term loan CME Term SOFR 3 month Index + 5.25%, 9.4576% 10/12/2032 (e)(f)(h)	780,000	741,000
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.2913% 6/2/2028 (e)(f)(h)	2,320,487	2,234,188
Polaris Newco LLC Tranche PIK TERM 2LN, term loan CME Term SOFR 1 month Index + 2%, 13.4132% 6/4/2029 (e)(f)(h)	1,740,000	1,639,950
		19,288,225
Technology Hardware, Storage & Peripherals - 0.3%
Sandisk Corp/DE Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.33% 2/23/2032 (e)(f)(h)	7,870,000	7,496,175
TOTAL INFORMATION TECHNOLOGY		39,058,352

Materials - 0.8%
Chemicals - 0.8%
American Rock Salt Co LLC 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.4361% 6/4/2028 (e)(f)(h)	562,692	458,032
American Rock Salt Co LLC Tranche 1ST OUT DD TL 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 2% 6/12/2028 (e)(f)(h)(l)	132,919	132,918
American Rock Salt Co LLC Tranche 1ST OUT TL B 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 11.4361% 6/12/2028 (e)(f)(h)	209,513	209,513
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 8.3242% 7/3/2028 (e)(f)(h)	2,634,137	2,393,482
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.3288% 3/15/2029 (e)(f)(h)	5,100,698	4,958,592
Hexion Inc 2LN, term loan CME Term SOFR 1 month Index + 7.4375%, 11.8591% 3/15/2030 (e)(f)(h)	254,118	237,811
M2S Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0326% 8/22/2031 (e)(f)(h)	4,668,681	4,439,122
TPC Group Inc 1LN, term loan CME Term SOFR 1 month Index + 5.75%, 9.9524% 11/24/2031 (e)(f)(h)	4,604,000	4,369,979
		17,199,449
Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Natgasoline LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.7992% 3/25/2030 (e)(f)(h)	6,494,637	6,324,153
Win Waste Innovations Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.1861% 3/25/2028 (e)(f)(h)	5,854,887	5,770,226
Win Waste Innovations Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.1861% 3/27/2028 (e)(f)(h)	110,000	109,541
		12,203,920
TOTAL UNITED STATES		168,592,167
TOTAL BANK LOAN OBLIGATIONS (Cost $187,109,671)		181,504,427

Common Stocks - 1.5%
	Shares	Value ($)
TANZANIA - 0.2%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Helios Towers PLC (m)	2,790,362	3,986,463
UNITED STATES - 1.3%
Communication Services - 0.0%
Media - 0.0%
Main Street Sports Group (i)	5,736	103,248
Consumer Discretionary - 0.0%
Leisure Products - 0.0%
Topgolf Callaway Brands Corp (m)	77,600	512,936
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Southeastern Grocers Inc rights (i)(m)	1,184,833	46,421
Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Mesquite Energy Inc (i)(m)	204,784	17,877,643
New Fortress Energy Inc (n)	92,918	504,545
		18,382,188
Health Care - 0.2%
Health Care Providers & Services - 0.2%
Cano Health LLC (i)(m)	153,538	1,573,765
Cano Health LLC warrants (i)(m)	8,312	22,941
Surgery Partners Inc (m)	89,700	1,968,915
		3,565,621
Industrials - 0.0%
Passenger Airlines - 0.0%
Spirit Aviation Holdings Inc	15,216	127,054
Spirit Aviation Holdings Inc	13,924	116,265
		243,319
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.1%
Coherent Corp (m)	22,600	1,453,632
IT Services - 0.2%
GTT Communications Inc (i)(m)	89,354	4,157,642
Semiconductors & Semiconductor Equipment - 0.0%
ON Semiconductor Corp (m)	29,200	1,159,240
TOTAL INFORMATION TECHNOLOGY		6,770,514

TOTAL UNITED STATES		29,624,247
TOTAL COMMON STOCKS (Cost $24,975,151)		33,610,710

Convertible Corporate Bonds - 1.6%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.6%
Communication Services - 0.4%
Media - 0.4%
EchoStar Corp 3.875% 11/30/2030 pay-in-kind	7,366,383	7,941,698
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Rivian Automotive Inc 3.625% 10/15/2030	3,016,000	2,732,495
Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.2%
MKS Instruments Inc 1.25% 6/1/2030 (d)	1,846,000	1,587,433
ON Semiconductor Corp 0% 5/1/2027 (o)	963,000	1,027,906
Wolfspeed Inc 1.875% 12/1/2029	9,763,000	2,738,523
		5,353,862
Software - 0.2%
Core Scientific Inc 0% 6/15/2031 (d)(o)	4,081,000	3,457,662
TOTAL INFORMATION TECHNOLOGY		8,811,524

Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 0.25% 6/15/2026	4,646,000	4,339,364
Redfin Corp 0.5% 4/1/2027	7,135,000	6,260,963
		10,600,327
Utilities - 0.2%
Electric Utilities - 0.1%
PG&E Corp 4.25% 12/1/2027	2,070,000	2,150,523
Independent Power and Renewable Electricity Producers - 0.1%
XPLR Infrastructure LP 0% 11/15/2025 (d)	994,000	954,240
XPLR Infrastructure LP 2.5% 6/15/2026 (d)	1,722,000	1,618,680
		2,572,920
TOTAL UTILITIES		4,723,443

TOTAL UNITED STATES		34,809,487
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $36,219,793)		34,809,487

Non-Convertible Corporate Bonds - 81.3%
	Principal Amount (a)	Value ($)
AUSTRALIA - 1.0%
Materials - 1.0%
Metals & Mining - 1.0%
Alumina Pty Ltd 6.125% 3/15/2030 (d)	3,565,000	3,535,230
Alumina Pty Ltd 6.375% 9/15/2032 (d)	5,605,000	5,471,161
FMG Resources August 2006 Pty Ltd 4.375% 4/1/2031 (d)	730,000	660,673
Mineral Resources Ltd 8% 11/1/2027 (d)	3,525,000	3,347,772
Mineral Resources Ltd 8.125% 5/1/2027 (d)	3,639,000	3,538,897
Mineral Resources Ltd 8.5% 5/1/2030 (d)	3,145,000	2,856,930
Mineral Resources Ltd 9.25% 10/1/2028 (d)	1,900,000	1,796,856

TOTAL AUSTRALIA		21,207,519
BAILIWICK OF JERSEY - 0.1%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Aston Martin Capital Holdings Ltd 10% 3/31/2029 (d)	2,508,000	2,154,194
BELGIUM - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Telenet Finance Luxembourg Notes Sarl 5.5% 3/1/2028 (d)	1,400,000	1,364,938
BRAZIL - 0.4%
Energy - 0.0%
Energy Equipment & Services - 0.0%
Yinson Boronia Production BV 8.947% 7/31/2042 (d)	897,018	919,443
Materials - 0.4%
Metals & Mining - 0.4%
ERO Copper Corp 6.5% 2/15/2030 (d)	4,500,000	4,336,875
Samarco Mineracao SA 9% 6/30/2031 pay-in-kind (d)(e)	3,304,681	3,099,626
		7,436,501
TOTAL BRAZIL		8,355,944
CAMEROON - 0.3%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Golar LNG Ltd 7% 10/20/2025 (d)	3,344,000	3,337,178
Golar LNG Ltd 7.75% 9/19/2029 (d)(q)	4,000,000	3,983,160

TOTAL CAMEROON		7,320,338
CANADA - 3.3%
Communication Services - 0.2%
Wireless Telecommunication Services - 0.2%
Rogers Communications Inc 7% 4/15/2055 (e)	2,349,000	2,366,538
Rogers Communications Inc 7.125% 4/15/2055 (e)	1,849,000	1,842,296
		4,208,834
Consumer Discretionary - 0.5%
Hotels, Restaurants & Leisure - 0.5%
1011778 BC ULC / New Red Finance Inc 4% 10/15/2030 (d)	3,995,000	3,635,580
1011778 BC ULC / New Red Finance Inc 5.625% 9/15/2029 (d)	4,045,000	4,031,611
1011778 BC ULC / New Red Finance Inc 6.125% 6/15/2029 (d)	2,685,000	2,727,463
		10,394,654
Consumer Staples - 0.0%
Household Products - 0.0%
Kronos Acquisition Holdings Inc 10.75% 6/30/2032 (d)	400,000	239,678
Kronos Acquisition Holdings Inc 8.25% 6/30/2031 (d)	665,000	549,595
		789,273
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Baytex Energy Corp 7.375% 3/15/2032 (d)	1,745,000	1,504,477
Parkland Corp 4.5% 10/1/2029 (d)	1,430,000	1,348,160
Parkland Corp 4.625% 5/1/2030 (d)	5,680,000	5,346,150
Parkland Corp 6.625% 8/15/2032 (d)	710,000	706,730
South Bow Canadian Infrastructure Holdings Ltd 7.5% 3/1/2055 (d)(e)	998,000	980,955
South Bow Canadian Infrastructure Holdings Ltd 7.625% 3/1/2055 (d)(e)	336,000	335,665
Vermilion Energy Inc 7.25% 2/15/2033 (d)	370,000	310,407
		10,532,544
Industrials - 0.5%
Aerospace & Defense - 0.4%
Bombardier Inc 7% 6/1/2032 (d)	1,350,000	1,365,837
Bombardier Inc 7.25% 7/1/2031 (d)	3,130,000	3,204,666
Bombardier Inc 7.875% 4/15/2027 (d)	1,852,000	1,856,519
Bombardier Inc 8.75% 11/15/2030 (d)	1,720,000	1,842,999
		8,270,021
Commercial Services & Supplies - 0.1%
Wrangler Holdco Corp 6.625% 4/1/2032 (d)	3,750,000	3,849,480
Passenger Airlines - 0.0%
Air Canada 3.875% 8/15/2026 (d)	140,000	137,374
TOTAL INDUSTRIALS		12,256,875

Information Technology - 0.5%
Software - 0.5%
Open Text Corp 3.875% 12/1/2029 (d)	1,205,000	1,110,285
Open Text Corp 3.875% 2/15/2028 (d)	2,891,000	2,763,348
Open Text Holdings Inc 4.125% 12/1/2031 (d)	3,535,000	3,161,377
Open Text Holdings Inc 4.125% 2/15/2030 (d)(r)	3,560,000	3,289,705
		10,324,715
Materials - 1.1%
Chemicals - 0.9%
Methanex Corp 5.125% 10/15/2027	6,450,000	6,331,264
Methanex Corp 5.25% 12/15/2029	2,685,000	2,550,235
Methanex Corp 5.65% 12/1/2044	4,010,000	3,072,842
NOVA Chemicals Corp 4.25% 5/15/2029 (d)	5,875,000	5,551,875
NOVA Chemicals Corp 7% 12/1/2031 (d)	1,825,000	1,886,284
NOVA Chemicals Corp 9% 2/15/2030 (d)	1,030,000	1,100,508
		20,493,008
Metals & Mining - 0.2%
Capstone Copper Corp 6.75% 3/31/2033 (d)	3,060,000	3,006,630
Hudbay Minerals Inc 4.5% 4/1/2026 (d)	1,840,000	1,805,590
		4,812,220
TOTAL MATERIALS		25,305,228

TOTAL CANADA		73,812,123
CHILE - 0.3%
Communication Services - 0.2%
Media - 0.2%
VTR Finance NV 6.375% 7/15/2028 (d)	3,802,000	3,581,028
Industrials - 0.1%
Construction & Engineering - 0.1%
ATP Tower Holdings / Andean Telecom Partners Chile SpA / Andean Tower Partners C 7.875% 2/3/2030 (d)	2,242,000	2,235,479
TOTAL CHILE		5,816,507
COLOMBIA - 0.4%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Canacol Energy Ltd 5.75% 11/24/2028 (d)	6,994,000	3,217,240
Gran Tierra Energy Inc 9.5% 10/15/2029 (d)	3,349,000	2,620,593
		5,837,833
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Enfragen Energia Sur SA 5.375% 12/30/2030 (d)	3,642,000	3,119,591
TOTAL COLOMBIA		8,957,424
CONGO DEMOCRATIC REPUBLIC OF - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Ivanhoe Mine Ltd 7.875% 1/23/2030 (d)	2,805,000	2,736,089
FINLAND - 0.3%
Consumer Discretionary - 0.2%
Leisure Products - 0.2%
Amer Sports Co 6.75% 2/16/2031 (d)(r)	3,595,000	3,636,134
Materials - 0.1%
Paper & Forest Products - 0.1%
Ahlstrom Holding 3 Oy 4.875% 2/4/2028 (d)	2,810,000	2,619,229
TOTAL FINLAND		6,255,363
FRANCE - 1.5%
Communication Services - 1.2%
Diversified Telecommunication Services - 1.2%
Altice France SA 5.125% 1/15/2029 (d)	5,550,000	4,496,645
Altice France SA 5.125% 7/15/2029 (d)	14,276,000	11,647,551
Altice France SA 5.5% 1/15/2028 (d)	3,225,000	2,669,961
Altice France SA 5.5% 10/15/2029 (d)	950,000	777,680
Iliad Holding SASU 7% 4/15/2032 (d)	2,665,000	2,688,790
Iliad Holding SASU 8.5% 4/15/2031 (d)	3,385,000	3,569,313
		25,849,940
Energy - 0.3%
Energy Equipment & Services - 0.3%
Vallourec SACA 7.5% 4/15/2032 (d)	6,086,000	6,308,565
Viridien 10% 10/15/2030 (d)	2,195,000	2,060,621
		8,369,186
TOTAL FRANCE		34,219,126
GERMANY - 0.5%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
ZF North America Capital Inc 6.75% 4/23/2030 (d)	3,525,000	3,212,576
ZF North America Capital Inc 6.875% 4/14/2028 (d)	810,000	773,410
ZF North America Capital Inc 6.875% 4/23/2032 (d)	1,570,000	1,377,037
ZF North America Capital Inc 7.125% 4/14/2030 (d)(r)	810,000	745,205
		6,108,228
Industrials - 0.2%
Machinery - 0.2%
TK Elevator US Newco Inc 5.25% 7/15/2027 (d)	5,330,000	5,248,436
TOTAL GERMANY		11,356,664
GHANA - 0.5%
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Kosmos Energy Ltd 7.125% 4/4/2026 (d)	4,027,000	3,860,886
Kosmos Energy Ltd 7.5% 3/1/2028 (d)(r)	1,080,000	921,715
Kosmos Energy Ltd 7.75% 5/1/2027 (d)(r)	1,300,000	1,170,000
Kosmos Energy Ltd 8.75% 10/1/2031 (d)	1,244,000	1,001,047
Tullow Oil PLC 10.25% 5/15/2026 (d)	5,247,000	4,092,660

TOTAL GHANA		11,046,308
GRAND CAYMAN (UK OVERSEAS TER) - 0.1%
Financials - 0.1%
Financial Services - 0.1%
Global Aircraft Leasing Co Ltd 8.75% 9/1/2027 (d)	2,507,000	2,497,917
GUATEMALA - 0.2%
Communication Services - 0.2%
Wireless Telecommunication Services - 0.2%
Millicom International Cellular SA 4.5% 4/27/2031 (d)	1,850,000	1,646,500
Millicom International Cellular SA 5.125% 1/15/2028 (d)	1,750,500	1,705,643
Millicom International Cellular SA 7.375% 4/2/2032 (d)	1,015,000	1,025,150

TOTAL GUATEMALA		4,377,293
HONG KONG - 0.1%
Industrials - 0.1%
Marine Transportation - 0.1%
Seaspan Corp 5.5% 8/1/2029 (d)	1,693,000	1,544,449
IRELAND - 1.1%
Financials - 1.0%
Consumer Finance - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.5% 1/31/2056 (e)	2,508,000	2,435,501
Financial Services - 0.9%
GGAM Finance Ltd 5.875% 3/15/2030 (d)	4,335,000	4,304,785
GGAM Finance Ltd 6.875% 4/15/2029 (d)	1,740,000	1,776,900
GGAM Finance Ltd 7.75% 5/15/2026 (d)	1,229,000	1,242,821
GGAM Finance Ltd 8% 2/15/2027 (d)	4,285,000	4,399,324
GGAM Finance Ltd 8% 6/15/2028 (d)	5,080,000	5,331,598
TrueNoord Capital DAC 8.75% 3/1/2030 (d)	2,785,000	2,844,822
		19,900,250
TOTAL FINANCIALS		22,335,751

Industrials - 0.1%
Air Freight & Logistics - 0.1%
AerCap Global Aviation Trust 6.5% 6/15/2045 (d)(e)	1,500,000	1,500,459
TOTAL IRELAND		23,836,210
ISRAEL - 0.4%
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Energean Israel Finance Ltd 4.875% 3/30/2026 (d)(q)	1,115,000	1,097,575
Energean Israel Finance Ltd 5.375% 3/30/2028 (d)(q)	2,425,000	2,282,895
Energean Israel Finance Ltd 5.875% 3/30/2031 (d)(q)	725,000	655,603
Energean PLC 6.5% 4/30/2027 (d)	3,875,000	3,797,500
		7,833,573
Health Care - 0.0%
Pharmaceuticals - 0.0%
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	1,775,000	1,715,073
TOTAL ISRAEL		9,548,646
ITALY - 0.1%
Financials - 0.1%
Banks - 0.1%
UniCredit SpA 5.459% 6/30/2035 (d)(e)	2,591,000	2,521,730
LUXEMBOURG - 0.6%
Communication Services - 0.5%
Media - 0.4%
Altice Financing SA 5.75% 8/15/2029 (d)	9,243,000	6,816,912
Altice France Holding SA 6% 2/15/2028 (d)	3,682,000	1,141,992
		7,958,904
Wireless Telecommunication Services - 0.1%
Intelsat Jackson Holdings SA 6.5% 3/15/2030 (d)	2,410,000	2,370,519
TOTAL COMMUNICATION SERVICES		10,329,423

Information Technology - 0.1%
Software - 0.1%
ION Trading Technologies Sarl 5.75% 5/15/2028 (d)	2,825,000	2,541,507
Materials - 0.0%
Chemicals - 0.0%
Herens Holdco Sarl 4.75% 5/15/2028 (d)	1,711,000	1,492,435
TOTAL LUXEMBOURG		14,363,365
MAURITIUS - 0.0%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
Axian Telecom 7.375% 2/16/2027 (d)	982,000	974,939
MEXICO - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Petroleos Mexicanos 6.5% 3/13/2027	4,094,000	3,993,288
NETHERLANDS - 0.1%
Communication Services - 0.0%
Media - 0.0%
Ziggo BV 4.875% 1/15/2030 (d)	1,020,000	939,056
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Sigma Holdco BV 7.875% 5/15/2026 (d)	569,000	563,341
Materials - 0.1%
Containers & Packaging - 0.1%
Trivium Packaging Finance BV 5.5% 8/15/2026 (d)	180,000	178,231
Trivium Packaging Finance BV 8.5% 8/15/2027 (d)	1,295,000	1,279,956
		1,458,187
TOTAL NETHERLANDS		2,960,584
NIGERIA - 0.3%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
IHS Holding Ltd 5.625% 11/29/2026 (d)	894,000	872,487
IHS Holding Ltd 6.25% 11/29/2028 (d)	1,083,000	1,024,146
IHS Holding Ltd 7.875% 5/29/2030 (d)	1,450,000	1,397,438
IHS Holding Ltd 8.25% 11/29/2031 (d)	2,695,000	2,590,569

TOTAL NIGERIA		5,884,640
NORWAY - 0.1%
Energy - 0.1%
Energy Equipment & Services - 0.1%
Seadrill Finance Ltd 8.375% 8/1/2030 (d)	740,000	692,970
TGS ASA 8.5% 1/15/2030 (d)	2,255,000	2,232,450

TOTAL NORWAY		2,925,420
PANAMA - 0.6%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.2%
Sable International Finance Ltd 7.125% 10/15/2032 (d)	4,150,000	4,077,582
Wireless Telecommunication Services - 0.4%
C&W Senior Finance Ltd 9% 1/15/2033 (d)	9,323,000	9,369,112
TOTAL PANAMA		13,446,694
PERU - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Volcan Cia Minera SAA 8.75% 1/24/2030 (d)	3,317,000	3,123,163
PUERTO RICO - 0.1%
Communication Services - 0.1%
Media - 0.1%
Lcpr Senior Secured Financing Dac 5.125% 7/15/2029 (d)	1,150,000	850,924
Lcpr Senior Secured Financing Dac 6.75% 10/15/2027 (d)	2,324,000	1,910,691

TOTAL PUERTO RICO		2,761,615
SOUTH AFRICA - 0.2%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Liquid Telecommunications Financing Plc 5.5% 9/4/2026 (d)	5,605,000	4,627,376
SPAIN - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
Grifols SA 4.75% 10/15/2028 (d)	1,695,000	1,577,834
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/2028 (d)	150,000	142,528
TOTAL SPAIN		1,720,362
SWITZERLAND - 0.6%
Industrials - 0.4%
Aerospace & Defense - 0.4%
VistaJet Malta Finance PLC / Vista Management Holding Inc 6.375% 2/1/2030 (d)	6,344,000	5,477,193
VistaJet Malta Finance PLC / Vista Management Holding Inc 7.875% 5/1/2027 (d)	3,099,000	3,009,546
VistaJet Malta Finance PLC / Vista Management Holding Inc 9.5% 6/1/2028 (d)	1,405,000	1,372,391
		9,859,130
Materials - 0.2%
Chemicals - 0.2%
Consolidated Energy Finance SA 12% 2/15/2031 (d)	4,106,000	3,701,463
Consolidated Energy Finance SA 5.625% 10/15/2028 (d)	625,000	486,399
		4,187,862
TOTAL SWITZERLAND		14,046,992
TANZANIA - 0.3%
Information Technology - 0.3%
Communications Equipment - 0.3%
HTA Group Ltd/Mauritius 7.5% 6/4/2029 (d)	7,815,000	7,805,231
TURKEY - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Eldorado Gold Corp 6.25% 9/1/2029 (d)	1,340,000	1,324,282
UNITED KINGDOM - 1.7%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.1%
Connect Finco Sarl / Connect Us Finco LLC 9% 9/15/2029 (d)	1,380,000	1,290,714
Virgin Media Finance PLC 5% 7/15/2030 (d)	950,000	832,754
		2,123,468
Media - 0.2%
Virgin Media Secured Finance PLC 4.5% 8/15/2030 (d)	5,965,000	5,363,013
Wireless Telecommunication Services - 0.2%
Vmed O2 UK Financing I PLC 4.25% 1/31/2031 (d)	5,120,000	4,469,359
TOTAL COMMUNICATION SERVICES		11,955,840

Consumer Discretionary - 0.5%
Automobile Components - 0.4%
Macquarie Airfinance Holdings Ltd 6.4% 3/26/2029 (d)	2,090,000	2,145,122
Macquarie Airfinance Holdings Ltd 6.5% 3/26/2031 (d)	1,840,000	1,890,044
Macquarie Airfinance Holdings Ltd 8.125% 3/30/2029 (d)	2,535,000	2,651,133
Macquarie Airfinance Holdings Ltd 8.375% 5/1/2028 (d)	1,420,000	1,479,470
		8,165,769
Specialty Retail - 0.1%
Belron UK Finance PLC 5.75% 10/15/2029 (d)	2,580,000	2,576,231
TOTAL CONSUMER DISCRETIONARY		10,742,000

Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EG Global Finance PLC 12% 11/30/2028 (d)	6,120,000	6,746,094
Health Care - 0.1%
Health Care Providers & Services - 0.1%
180 Medical Inc 3.875% 10/15/2029 (d)	1,435,000	1,343,839
Materials - 0.0%
Chemicals - 0.0%
INEOS Quattro Finance 2 Plc 9.625% 3/15/2029 (d)	705,000	678,563
Utilities - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6.375% 2/15/2032 (d)	4,980,000	4,892,599
ContourGlobal Power Holdings SA 6.75% 2/28/2030 (d)	2,125,000	2,150,313
		7,042,912
TOTAL UNITED KINGDOM		38,509,248
UNITED STATES - 64.9%
Communication Services - 5.8%
Diversified Telecommunication Services - 1.2%
Cablevision Lightpath LLC 5.625% 9/15/2028 (d)	2,780,000	2,573,851
Consolidated Communications Inc 5% 10/1/2028 (d)	865,000	821,343
Frontier Communications Holdings LLC 5% 5/1/2028 (d)	1,645,000	1,628,022
Frontier Communications Holdings LLC 5.875% 10/15/2027 (d)	1,290,000	1,288,541
Frontier Communications Holdings LLC 5.875% 11/1/2029	2,565,000	2,566,285
Level 3 Financing Inc 10% 10/15/2032 (d)	380,000	379,050
Level 3 Financing Inc 10.5% 5/15/2030 (d)	3,658,000	3,954,552
Level 3 Financing Inc 11% 11/15/2029 (d)(r)	1,996,023	2,230,556
Level 3 Financing Inc 3.625% 1/15/2029 (d)	1,390,000	1,073,775
Level 3 Financing Inc 3.75% 7/15/2029 (d)	2,265,000	1,702,782
Level 3 Financing Inc 3.875% 10/15/2030 (d)(r)	6,062,000	4,781,099
Level 3 Financing Inc 4% 4/15/2031 (d)	175,000	136,542
Level 3 Financing Inc 4.25% 7/1/2028 (d)	430,000	369,827
Level 3 Financing Inc 4.5% 4/1/2030 (d)	2,885,000	2,402,426
Level 3 Financing Inc 4.875% 6/15/2029 (d)	470,000	410,075
Lumen Technologies Inc 4.125% 4/15/2030 (d)	755,000	705,925
Lumen Technologies Inc 4.5% 1/15/2029 (d)	450,000	359,326
		27,383,977
Interactive Media & Services - 0.1%
Snap Inc 6.875% 3/1/2033 (d)	1,930,000	1,927,559
Media - 4.5%
Advantage Sales & Marketing Inc 6.5% 11/15/2028 (d)	3,037,000	2,445,117
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 1/15/2034 (d)(r)	3,290,000	2,771,457
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 2/1/2031 (d)	7,230,000	6,532,473
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 5/1/2032	7,749,000	6,884,821
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 6/1/2033 (d)	8,320,000	7,238,961
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 8/15/2030 (d)	3,230,000	2,999,327
CCO Holdings LLC / CCO Holdings Capital Corp 4.75% 2/1/2032 (d)(r)	3,180,000	2,877,773
CCO Holdings LLC / CCO Holdings Capital Corp 5.125% 5/1/2027 (d)	255,000	251,512
Clear Channel Outdoor Holdings Inc 5.125% 8/15/2027 (d)	1,720,000	1,672,334
Clear Channel Outdoor Holdings Inc 7.5% 6/1/2029 (d)	2,940,000	2,409,623
Clear Channel Outdoor Holdings Inc 7.875% 4/1/2030 (d)(r)	3,395,000	3,396,519
Clear Channel Outdoor Holdings Inc 9% 9/15/2028 (d)(r)	3,425,000	3,545,061
CSC Holdings LLC 3.375% 2/15/2031 (d)	6,715,000	4,483,005
CSC Holdings LLC 4.125% 12/1/2030 (d)	4,285,000	2,936,804
CSC Holdings LLC 4.5% 11/15/2031 (d)	983,000	668,454
CSC Holdings LLC 4.625% 12/1/2030 (d)	8,405,000	3,887,551
CSC Holdings LLC 5.375% 2/1/2028 (d)	2,800,000	2,446,883
DISH DBS Corp 5.125% 6/1/2029	5,920,000	3,706,594
DISH DBS Corp 7.375% 7/1/2028	1,435,000	969,644
EchoStar Corp 10.75% 11/30/2029	10,439,890	11,038,761
EchoStar Corp 6.75% 11/30/2030 pay-in-kind (e)	8,698,034	8,107,201
Outfront Media Capital LLC / Outfront Media Capital Corp 7.375% 2/15/2031 (d)	1,685,000	1,764,466
Sirius XM Radio LLC 4.125% 7/1/2030 (d)	5,700,000	5,100,085
Sirius XM Radio LLC 5.5% 7/1/2029 (d)	230,000	223,935
Univision Communications Inc 4.5% 5/1/2029 (d)	130,000	111,476
Univision Communications Inc 6.625% 6/1/2027 (d)	2,575,000	2,491,530
Univision Communications Inc 7.375% 6/30/2030 (d)(r)	3,750,000	3,415,669
Univision Communications Inc 8% 8/15/2028 (d)	1,215,000	1,180,187
Univision Communications Inc 8.5% 7/31/2031 (d)(r)	5,940,000	5,609,003
		101,166,226
TOTAL COMMUNICATION SERVICES		130,477,762

Consumer Discretionary - 8.6%
Automobile Components - 0.2%
Adient Global Holdings Ltd 7.5% 2/15/2033 (d)	1,825,000	1,730,569
Clarios Global LP / Clarios US Finance Co 6.75% 2/15/2030 (d)	1,760,000	1,790,448
Patrick Industries Inc 6.375% 11/1/2032 (d)	970,000	941,703
		4,462,720
Automobiles - 0.2%
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC CME Term SOFR 6 month Index + 6.0533%, 10.1513% 10/15/2026 (d)(e)(f)	3,788,000	3,769,062
Broadline Retail - 0.5%
CMG Media Corp 8.875% 6/18/2029 (d)	1,435,000	1,255,625
GrubHub Holdings Inc 5.5% 7/1/2027 (d)	1,275,000	1,151,941
Kohl's Corp 4.25% 7/17/2025	1,610,000	1,579,372
Nordstrom Inc 4.25% 8/1/2031	685,000	582,801
Nordstrom Inc 4.375% 4/1/2030 (r)	435,000	385,289
Wayfair LLC 7.25% 10/31/2029 (d)(r)	3,378,000	3,085,452
Wayfair LLC 7.75% 9/15/2030 (d)(r)	3,580,000	3,266,137
		11,306,617
Distributors - 0.1%
Windsor Holdings III LLC 8.5% 6/15/2030 (d)	1,605,000	1,689,335
Diversified Consumer Services - 1.0%
Service Corp International/US 4% 5/15/2031	1,285,000	1,173,267
Service Corp International/US 5.125% 6/1/2029	810,000	800,505
Service Corp International/US 5.75% 10/15/2032	635,000	626,897
Sotheby's 7.375% 10/15/2027 (d)	3,905,000	3,665,084
StoneMor Inc 8.5% 5/15/2029 (d)	3,005,000	2,701,814
TKC Holdings Inc 10.5% 5/15/2029 (d)	4,038,000	4,039,963
TKC Holdings Inc 6.875% 5/15/2028 (d)	3,455,000	3,455,231
WASH Multifamily Acquisition Inc 5.75% 4/15/2026 (d)(r)	6,683,000	6,615,867
		23,078,628
Hotels, Restaurants & Leisure - 4.3%
Caesars Entertainment Inc 6% 10/15/2032 (d)(r)	3,390,000	3,195,901
Caesars Entertainment Inc 6.5% 2/15/2032 (d)	3,760,000	3,779,695
Caesars Entertainment Inc 7% 2/15/2030 (d)	745,000	762,614
Caesars Entertainment Inc 8.125% 7/1/2027 (d)	1,119,000	1,122,364
Carnival Corp 5.75% 3/1/2027 (d)	465,000	463,357
Carnival Corp 5.75% 3/15/2030 (d)	5,190,000	5,153,701
Carnival Corp 6% 5/1/2029 (d)	4,165,000	4,140,458
Carnival Corp 6.125% 2/15/2033 (d)	9,590,000	9,507,553
Carnival Corp 6.65% 1/15/2028	670,000	682,615
CEC Entertainment LLC 6.75% 5/1/2026 (d)	4,063,000	3,990,636
ClubCorp Holdings Inc 8.5% 9/15/2025 (d)	930,000	869,550
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 6.75% 1/15/2030 (d)	7,417,000	6,489,191
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (d)	4,420,000	3,909,862
Hilton Domestic Operating Co Inc 4% 5/1/2031 (d)	2,905,000	2,664,182
Hilton Domestic Operating Co Inc 5.875% 3/15/2033 (d)	1,125,000	1,124,422
Hilton Domestic Operating Co Inc 5.875% 4/1/2029 (d)	1,900,000	1,919,704
Hilton Domestic Operating Co Inc 6.125% 4/1/2032 (d)(r)	3,600,000	3,647,894
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 6.625% 1/15/2032 (d)	3,305,000	3,238,332
Life Time Inc 6% 11/15/2031 (d)	5,530,000	5,512,662
MajorDrive Holdings IV LLC 6.375% 6/1/2029 (d)	3,549,000	2,610,804
MGM Resorts International 6.5% 4/15/2032	1,585,000	1,561,873
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC 11.875% 4/15/2031 (d)	2,275,000	2,246,732
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC 8.25% 4/15/2030 (d)	3,545,000	3,544,428
NCL Corp Ltd 5.875% 3/15/2026 (d)	209,000	207,934
NCL Corp Ltd 6.75% 2/1/2032 (d)	1,780,000	1,740,151
Royal Caribbean Cruises Ltd 5.625% 9/30/2031 (d)	2,830,000	2,808,248
Royal Caribbean Cruises Ltd 6% 2/1/2033 (d)	5,865,000	5,881,146
Royal Caribbean Cruises Ltd 6.25% 3/15/2032 (d)	3,715,000	3,770,679
Station Casinos LLC 4.5% 2/15/2028 (d)(r)	390,000	376,305
Station Casinos LLC 6.625% 3/15/2032 (d)(r)	1,580,000	1,570,835
Viking Cruises Ltd 9.125% 7/15/2031 (d)	535,000	572,019
Viking Ocean Cruises Ship VII Ltd 5.625% 2/15/2029 (d)	1,545,000	1,529,505
VOC Escrow Ltd 5% 2/15/2028 (d)	1,420,000	1,392,723
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 7.125% 2/15/2031 (d)	735,000	758,200
Yum! Brands Inc 4.625% 1/31/2032	3,255,000	3,063,989
Yum! Brands Inc 5.375% 4/1/2032 (r)	585,000	574,874
		96,385,138
Household Durables - 0.8%
Ashton Woods USA LLC / Ashton Woods Finance Co 4.625% 8/1/2029 (d)	2,060,000	1,905,974
Beazer Homes USA Inc 7.5% 3/15/2031 (d)	1,255,000	1,212,553
Landsea Homes Corp 8.875% 4/1/2029 (d)(r)	1,910,000	1,807,478
LGI Homes Inc 4% 7/15/2029 (d)(r)	1,030,000	896,306
LGI Homes Inc 7% 11/15/2032 (d)	4,255,000	3,925,238
LGI Homes Inc 8.75% 12/15/2028 (d)	745,000	752,305
Newell Brands Inc 6.375% 5/15/2030	2,225,000	2,025,581
Newell Brands Inc 6.375% 9/15/2027 (r)	540,000	526,398
Newell Brands Inc 6.625% 5/15/2032 (r)	1,760,000	1,562,351
Newell Brands Inc 6.625% 9/15/2029	895,000	839,573
Newell Brands Inc 6.875% 4/1/2036 (s)	410,000	357,132
Newell Brands Inc 7% 4/1/2046 (r)(s)	1,284,000	992,100
TopBuild Corp 4.125% 2/15/2032 (d)	1,320,000	1,187,877
		17,990,866
Specialty Retail - 1.4%
Carvana Co 11% 6/1/2030 pay-in-kind (d)(e)	1,805,450	1,911,691
Carvana Co 14% 6/1/2031 pay-in-kind (d)(e)	4,502,127	5,067,390
Carvana Co 4.875% 9/1/2029 (d)	1,322,000	1,173,685
Carvana Co 5.5% 4/15/2027 (d)	1,312,000	1,233,280
Carvana Co 5.625% 10/1/2025 (d)	4,348,000	4,317,751
Carvana Co 5.875% 10/1/2028 (d)	764,000	702,879
Carvana Co 9% 12/1/2028 pay-in-kind (d)(e)	2,846,861	2,926,704
Champions Financing Inc 8.75% 2/15/2029 (d)(r)	3,433,000	3,022,466
LBM Acquisition LLC 6.25% 1/15/2029 (d)	2,198,000	1,926,068
Sally Holdings LLC / Sally Capital Inc 6.75% 3/1/2032 (r)	1,020,000	1,027,401
Staples Inc 10.75% 9/1/2029 (d)	4,434,000	3,841,683
Staples Inc 12.75% 1/15/2030 (d)	3,101,712	1,804,164
Wand NewCo 3 Inc 7.625% 1/30/2032 (d)(r)	2,270,000	2,338,518
		31,293,680
Textiles, Apparel & Luxury Goods - 0.1%
Wolverine World Wide Inc 4% 8/15/2029 (d)	2,074,000	1,725,470
TOTAL CONSUMER DISCRETIONARY		191,701,516

Consumer Staples - 2.3%
Beverages - 0.1%
Primo Water Holdings Inc / Triton Water Holdings Inc 6.25% 4/1/2029 (d)	1,918,000	1,907,382
Consumer Staples Distribution & Retail - 1.3%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 3.5% 3/15/2029 (d)	4,270,000	3,982,684
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 4.875% 2/15/2030 (d)	5,500,000	5,313,263
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 6.25% 3/15/2033 (d)(r)	2,520,000	2,556,658
C&S Group Enterprises LLC 5% 12/15/2028 (d)	4,029,000	3,369,262
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 9% 2/15/2029 (d)	5,340,000	5,462,825
Performance Food Group Inc 5.5% 10/15/2027 (d)	335,000	332,254
Performance Food Group Inc 6.125% 9/15/2032 (d)	2,600,000	2,600,772
US Foods Inc 4.75% 2/15/2029 (d)	2,305,000	2,238,712
US Foods Inc 5.75% 4/15/2033 (d)	1,885,000	1,846,372
US Foods Inc 6.875% 9/15/2028 (d)	1,065,000	1,091,644
US Foods Inc 7.25% 1/15/2032 (d)	360,000	376,600
		29,171,046
Food Products - 0.9%
Fiesta Purchaser Inc 7.875% 3/1/2031 (d)	1,455,000	1,524,198
Fiesta Purchaser Inc 9.625% 9/15/2032 (d)	1,815,000	1,897,822
Lamb Weston Holdings Inc 4.125% 1/31/2030 (d)(r)	5,925,000	5,558,333
Lamb Weston Holdings Inc 4.375% 1/31/2032 (d)	850,000	778,700
Post Holdings Inc 4.625% 4/15/2030 (d)	2,595,000	2,446,060
Post Holdings Inc 5.5% 12/15/2029 (d)(r)	2,615,000	2,566,630
Post Holdings Inc 6.25% 10/15/2034 (d)(r)	945,000	937,156
Post Holdings Inc 6.25% 2/15/2032 (d)	2,440,000	2,458,908
Post Holdings Inc 6.375% 3/1/2033 (d)(r)	1,990,000	1,967,629
		20,135,436
Household Products - 0.0%
Resideo Funding Inc 6.5% 7/15/2032 (d)	1,100,000	1,091,187
TOTAL CONSUMER STAPLES		52,305,051

Energy - 9.2%
Energy Equipment & Services - 1.4%
Archrock Partners LP / Archrock Partners Finance Corp 6.625% 9/1/2032 (d)	1,585,000	1,576,082
Nabors Industries Inc 7.375% 5/15/2027 (d)	2,448,000	2,308,194
Nabors Industries Inc 8.875% 8/15/2031 (d)	1,695,000	1,149,613
Nabors Industries Inc 9.125% 1/31/2030 (d)(r)	380,000	344,113
Nabors Industries Ltd 7.5% 1/15/2028 (d)	3,682,000	2,930,119
Star Holding LLC 8.75% 8/1/2031 (d)	1,422,000	1,302,908
Transocean Aquila Ltd 8% 9/30/2028 (d)	277,231	273,305
Transocean Inc 8% 2/1/2027 (d)	5,896,000	5,477,033
Transocean Inc 8.25% 5/15/2029 (d)	2,860,000	2,317,021
Transocean Inc 8.5% 5/15/2031 (d)	3,145,000	2,431,208
Transocean Inc 8.75% 2/15/2030 (d)	1,152,000	1,126,069
Transocean Poseidon Ltd 6.875% 2/1/2027 (d)	719,250	713,832
USA Compression Partners LP / USA Compression Finance Corp 6.875% 9/1/2027	5,095,000	5,051,769
USA Compression Partners LP / USA Compression Finance Corp 7.125% 3/15/2029 (d)	1,570,000	1,585,215
Valaris Ltd 8.375% 4/30/2030 (d)	3,400,000	3,185,761
		31,772,242
Oil, Gas & Consumable Fuels - 7.8%
Aethon United BR LP / Aethon United Finance Corp 7.5% 10/1/2029 (d)	1,440,000	1,445,822
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 3/1/2027 (d)	730,000	727,367
California Resources Corp 7.125% 2/1/2026 (d)	808,000	802,751
California Resources Corp 8.25% 6/15/2029 (d)	6,714,000	6,401,167
Calumet Specialty Products Partners LP / Calumet Finance Corp 9.75% 7/15/2028 (d)	3,085,000	2,750,802
Cheniere Energy Partners LP 5.75% 8/15/2034	2,120,000	2,125,909
CITGO Petroleum Corp 6.375% 6/15/2026 (d)	6,440,000	6,405,210
CITGO Petroleum Corp 8.375% 1/15/2029 (d)	1,910,000	1,910,928
CNX Midstream Partners LP 4.75% 4/15/2030 (d)	3,875,000	3,566,829
CNX Resources Corp 7.25% 3/1/2032 (d)	3,265,000	3,263,158
CNX Resources Corp 7.375% 1/15/2031 (d)	985,000	985,990
Comstock Resources Inc 5.875% 1/15/2030 (d)(r)	4,770,000	4,318,049
Comstock Resources Inc 6.75% 3/1/2029 (d)	2,920,000	2,783,313
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/2033 (d)	4,192,000	4,410,755
CVR Energy Inc 5.75% 2/15/2028 (d)	4,025,000	3,673,327
CVR Energy Inc 8.5% 1/15/2029 (d)	3,575,000	3,285,052
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.125% 6/1/2028 (d)	5,700,000	5,632,043
Delek Logistics Partners LP / Delek Logistics Finance Corp 8.625% 3/15/2029 (d)	3,715,000	3,813,681
DT Midstream Inc 4.125% 6/15/2029 (d)	575,000	539,654
DT Midstream Inc 4.375% 6/15/2031 (d)	195,000	179,602
DT Midstream Inc 5.8% 12/15/2034 (d)	810,000	802,416
Energy Transfer LP 7.375% 2/1/2031 (d)	1,355,000	1,418,179
Excelerate Energy LP 8% 5/15/2030 (d)(g)	2,130,000	2,163,712
Genesis Energy LP / Genesis Energy Finance Corp 8% 5/15/2033	5,255,000	5,096,889
Global Partners LP / GLP Finance Corp 6.875% 1/15/2029 (r)	4,738,000	4,723,865
Global Partners LP / GLP Finance Corp 7% 8/1/2027	3,275,000	3,251,173
Global Partners LP / GLP Finance Corp 8.25% 1/15/2032 (d)	515,000	524,280
Harvest Midstream I LP 7.5% 5/15/2032 (d)	1,410,000	1,434,987
Harvest Midstream I LP 7.5% 9/1/2028 (d)	4,225,000	4,276,515
Hess Midstream Operations LP 4.25% 2/15/2030 (d)(r)	1,030,000	966,856
Hess Midstream Operations LP 5.125% 6/15/2028 (d)	3,040,000	2,976,117
Hess Midstream Operations LP 5.5% 10/15/2030 (d)(r)	885,000	864,126
Hess Midstream Operations LP 5.875% 3/1/2028 (d)	4,155,000	4,163,734
Hess Midstream Operations LP 6.5% 6/1/2029 (d)	685,000	695,665
Howard Midstream Energy Partners LLC 7.375% 7/15/2032 (d)	1,385,000	1,417,669
Howard Midstream Energy Partners LLC 8.875% 7/15/2028 (d)	3,515,000	3,653,024
Kinetik Holdings LP 5.875% 6/15/2030 (d)(r)	2,845,000	2,779,707
Kinetik Holdings LP 6.625% 12/15/2028 (d)	4,315,000	4,346,539
Matador Resources Co 6.25% 4/15/2033 (d)(r)	875,000	825,911
Matador Resources Co 6.5% 4/15/2032 (d)	1,900,000	1,830,114
Moss Creek Resources Holdings Inc 8.25% 9/1/2031 (d)	3,602,000	3,309,889
Murphy Oil Corp 6% 10/1/2032 (r)	407,000	370,280
Murphy Oil USA Inc 3.75% 2/15/2031 (d)	1,065,000	959,883
New Fortress Energy Inc 6.5% 9/30/2026 (d)	395,000	323,567
Northern Oil & Gas Inc 8.125% 3/1/2028 (d)	2,520,000	2,487,865
Northern Oil & Gas Inc 8.75% 6/15/2031 (d)	760,000	730,155
PBF Holding Co LLC / PBF Finance Corp 7.875% 9/15/2030 (d)	5,942,000	4,888,290
PBF Holding Co LLC / PBF Finance Corp 9.875% 3/15/2030 (d)	3,300,000	2,904,649
Permian Resources Operating LLC 5.875% 7/1/2029 (d)	1,733,000	1,689,675
Permian Resources Operating LLC 6.25% 2/1/2033 (d)(r)	730,000	713,866
Permian Resources Operating LLC 7% 1/15/2032 (d)	680,000	684,549
Prairie Acquiror LP 9% 8/1/2029 (d)	595,000	599,587
Rockies Express Pipeline LLC 4.8% 5/15/2030 (d)	2,860,000	2,679,561
Rockies Express Pipeline LLC 4.95% 7/15/2029 (d)(r)	4,220,000	4,033,970
Rockies Express Pipeline LLC 6.75% 3/15/2033 (d)	3,395,000	3,449,435
Rockies Express Pipeline LLC 6.875% 4/15/2040 (d)	365,000	344,566
SM Energy Co 6.75% 8/1/2029 (d)	360,000	336,107
SM Energy Co 7% 8/1/2032 (d)(r)	360,000	331,874
Sunoco LP / Sunoco Finance Corp 4.5% 5/15/2029	3,115,000	2,951,225
Sunoco LP / Sunoco Finance Corp 5.875% 3/15/2028	3,530,000	3,513,017
Sunoco LP 6.25% 7/1/2033 (d)	3,600,000	3,595,153
Sunoco LP 7% 5/1/2029 (d)	1,070,000	1,100,134
Sunoco LP 7.25% 5/1/2032 (d)	1,285,000	1,332,564
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 5.5% 1/15/2028 (d)	3,665,000	3,563,240
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 12/31/2030 (d)	6,600,000	6,145,533
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp 6% 9/1/2031 (d)	4,956,000	4,568,787
Talos Production Inc 9% 2/1/2029 (d)	753,000	721,855
Talos Production Inc 9.375% 2/1/2031 (d)	950,000	893,215
TransMontaigne Partners LLC 8.5% 6/15/2030 (d)	1,825,000	1,836,835
Venture Global Plaquemines LNG LLC 7.5% 5/1/2033 (d)	2,015,000	2,067,204
Venture Global Plaquemines LNG LLC 7.75% 5/1/2035 (d)	2,060,000	2,115,410
		172,474,827
TOTAL ENERGY		204,247,069

Financials - 6.7%
Banks - 0.3%
HAT Holdings I LLC / HAT Holdings II LLC 3.375% 6/15/2026 (d)(r)	2,418,000	2,345,692
HAT Holdings I LLC / HAT Holdings II LLC 8% 6/15/2027 (d)	695,000	713,849
Western Alliance Bancorp 3% 6/15/2031 (e)	4,000,000	3,690,000
		6,749,541
Capital Markets - 0.9%
Coinbase Global Inc 3.625% 10/1/2031 (d)(r)	2,320,000	2,013,381
Hightower Holding LLC 6.75% 4/15/2029 (d)	995,000	951,420
Hightower Holding LLC 9.125% 1/31/2030 (d)	4,060,000	4,151,350
Jane Street Group / JSG Finance Inc 6.125% 11/1/2032 (d)	3,365,000	3,307,390
Jane Street Group / JSG Finance Inc 6.75% 5/1/2033 (d)	3,165,000	3,179,910
Jane Street Group / JSG Finance Inc 7.125% 4/30/2031 (d)	2,840,000	2,928,954
Jefferies Finance LLC / JFIN Co-Issuer Corp 5% 8/15/2028 (d)(r)	520,000	483,858
Jefferies Finance LLC / JFIN Co-Issuer Corp 6.625% 10/15/2031 (d)	960,000	940,573
VFH Parent LLC / Valor Co-Issuer Inc 7.5% 6/15/2031 (d)	1,840,000	1,888,666
		19,845,502
Consumer Finance - 1.8%
Ally Financial Inc 6.646% 1/17/2040 (e)	3,592,000	3,420,587
Ally Financial Inc 6.7% 2/14/2033 (r)	3,925,000	3,897,612
Encore Capital Group Inc 8.5% 5/15/2030 (d)	4,490,000	4,658,560
Encore Capital Group Inc 9.25% 4/1/2029 (d)	1,495,000	1,578,107
Navient Corp 4.875% 3/15/2028 (r)	375,000	360,707
Navient Corp 5% 3/15/2027	1,345,000	1,331,548
Navient Corp 5.625% 8/1/2033 (r)	550,000	471,361
OneMain Finance Corp 3.5% 1/15/2027	3,189,000	3,053,086
OneMain Finance Corp 3.875% 9/15/2028 (r)	8,068,000	7,466,044
OneMain Finance Corp 5.375% 11/15/2029 (r)	2,420,000	2,313,399
OneMain Finance Corp 6.625% 5/15/2029	405,000	406,181
OneMain Finance Corp 6.75% 3/15/2032	2,090,000	2,049,935
OneMain Finance Corp 7.125% 11/15/2031 (r)	1,094,000	1,100,455
OneMain Finance Corp 7.125% 3/15/2026	2,180,000	2,199,064
OneMain Finance Corp 7.5% 5/15/2031	875,000	887,310
OneMain Finance Corp 9% 1/15/2029	5,000	5,205
PRA Group Inc 8.875% 1/31/2030 (d)(r)	2,015,000	2,075,209
RFNA LP 7.875% 2/15/2030 (d)	1,345,000	1,323,063
SLM Corp 6.5% 1/31/2030 (r)	1,857,000	1,916,953
		40,514,386
Financial Services - 2.6%
Azorra Finance Ltd 7.75% 4/15/2030 (d)	1,755,000	1,741,451
Block Inc 3.5% 6/1/2031	5,230,000	4,668,107
Block Inc 6.5% 5/15/2032 (d)	6,527,000	6,659,369
Boost Newco Borrower LLC 7.5% 1/15/2031 (d)	3,255,000	3,434,858
Clue Opco LLC 9.5% 10/15/2031 (d)(r)	1,205,000	1,151,641
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (d)	1,100,000	1,075,605
Icahn Enterprises LP / Icahn Enterprises Finance Corp 4.375% 2/1/2029	4,145,000	3,456,171
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027	8,061,000	7,643,824
Icahn Enterprises LP / Icahn Enterprises Finance Corp 6.25% 5/15/2026	2,150,000	2,142,001
Icahn Enterprises LP / Icahn Enterprises Finance Corp 9% 6/15/2030	485,000	458,120
Jefferson Capital Holdin 8.25% 5/15/2030 (d)	2,320,000	2,334,746
NFE Financing LLC 12% 11/15/2029 (d)	4,707,612	3,240,396
PennyMac Financial Services Inc 6.875% 2/15/2033 (d)	1,884,000	1,881,371
Saks Global Enterprises LLC 11% 12/15/2029 (d)	2,497,000	1,514,524
Shift4 Payments LLC / Shift4 Payments Finance Sub Inc 6.75% 8/15/2032 (d)	1,088,000	1,103,501
UWM Holdings LLC 6.625% 2/1/2030 (d)	3,440,000	3,401,703
Walker & Dunlop Inc 6.625% 4/1/2033 (d)	1,430,000	1,454,539
WEX Inc 6.5% 3/15/2033 (d)(r)	3,335,000	3,242,933
Windstream Services LLC / Windstream Escrow Finance Corp 8.25% 10/1/2031 (d)	7,270,000	7,442,437
		58,047,297
Insurance - 0.7%
Acrisure LLC / Acrisure Finance Inc 4.25% 2/15/2029 (d)	585,000	546,693
Acrisure LLC / Acrisure Finance Inc 7.5% 11/6/2030 (d)	780,000	794,595
Acrisure LLC / Acrisure Finance Inc 8.25% 2/1/2029 (d)	830,000	849,236
Acrisure LLC / Acrisure Finance Inc 8.5% 6/15/2029 (d)	780,000	805,684
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.5% 10/1/2031 (d)	355,000	354,272
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 4/15/2028 (d)	835,000	841,012
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 7.375% 10/1/2032 (d)	1,400,000	1,414,787
AmWINS Group Inc 4.875% 6/30/2029 (d)	2,510,000	2,396,366
AmWINS Group Inc 6.375% 2/15/2029 (d)	1,790,000	1,811,333
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves 7.875% 11/1/2029 (d)	3,377,000	3,295,918
HUB International Ltd 7.25% 6/15/2030 (d)	1,965,000	2,038,183
		15,148,079
Mortgage Real Estate Investment Trusts (REITs) - 0.4%
Rithm Capital Corp 6.25% 10/15/2025 (d)	368,000	365,710
Rithm Capital Corp 8% 4/1/2029 (d)	760,000	758,761
Starwood Property Trust Inc 3.625% 7/15/2026 (d)	358,000	349,462
Starwood Property Trust Inc 6% 4/15/2030 (d)	1,580,000	1,561,788
Starwood Property Trust Inc 6.5% 10/15/2030 (d)	1,040,000	1,049,339
Starwood Property Trust Inc 6.5% 7/1/2030 (d)	4,275,000	4,299,808
Starwood Property Trust Inc 7.25% 4/1/2029 (d)	1,405,000	1,457,020
		9,841,888
TOTAL FINANCIALS		150,146,693

Health Care - 6.3%
Biotechnology - 0.0%
Emergent BioSolutions Inc 3.875% 8/15/2028 (d)	1,712,000	1,102,418
Health Care Equipment & Supplies - 0.7%
AdaptHealth LLC 5.125% 3/1/2030 (d)	2,086,000	1,864,692
Avantor Funding Inc 3.875% 11/1/2029 (d)	1,105,000	1,020,126
Avantor Funding Inc 4.625% 7/15/2028 (d)	280,000	269,276
Insulet Corp 6.5% 4/1/2033 (d)	815,000	831,466
Medline Borrower LP/Medline Co-Issuer Inc 6.25% 4/1/2029 (d)	9,390,000	9,461,862
Sotera Health Holdings LLC 7.375% 6/1/2031 (d)(r)	1,215,000	1,246,154
		14,693,576
Health Care Providers & Services - 4.3%
Acadia Healthcare Co Inc 7.375% 3/15/2033 (d)(r)	1,440,000	1,438,748
CHS/Community Health Systems Inc 4.75% 2/15/2031 (d)	7,025,000	5,799,527
CHS/Community Health Systems Inc 5.25% 5/15/2030 (d)	14,275,000	12,178,751
CHS/Community Health Systems Inc 6.125% 4/1/2030 (d)	4,754,000	3,241,730
CHS/Community Health Systems Inc 6.875% 4/15/2029 (d)	3,592,000	2,616,808
CVS Health Corp 6.75% 12/10/2054 (e)	2,213,000	2,198,099
CVS Health Corp 7% 3/10/2055 (e)(r)	8,244,000	8,339,205
DaVita Inc 4.625% 6/1/2030 (d)(r)	7,385,000	6,868,495
DaVita Inc 6.875% 9/1/2032 (d)	3,325,000	3,357,206
HAH Group Holding Co LLC 9.75% 10/1/2031 (d)(r)	1,380,000	1,324,099
LifePoint Health Inc 10% 6/1/2032 (d)	1,150,000	1,115,500
ModivCare Inc 5% 10/1/2029 (d)	626,000	25,823
Molina Healthcare Inc 6.25% 1/15/2033 (d)(r)	6,960,000	6,907,634
Owens & Minor Inc 10% 4/15/2030 (d)	3,745,000	3,865,278
Pediatrix Medical Group Inc 5.375% 2/15/2030 (d)	1,753,000	1,690,509
Prime Healthcare Services Inc 9.375% 9/1/2029 (d)(r)	1,220,000	1,163,124
Radiology Partners Inc 7.775% 1/31/2029 pay-in-kind (d)(e)	4,607,162	4,507,878
Radiology Partners Inc 9.781% 2/15/2030 pay-in-kind (d)(e)	244,047	228,794
Select Medical Corp 6.25% 12/1/2032 (d)(r)	2,440,000	2,422,807
Surgery Center Holdings Inc 7.25% 4/15/2032 (d)	2,995,000	2,988,203
Tenet Healthcare Corp 4.25% 6/1/2029	4,835,000	4,604,692
Tenet Healthcare Corp 4.375% 1/15/2030	4,045,000	3,833,450
Tenet Healthcare Corp 6.125% 10/1/2028 (r)	3,960,000	3,950,529
Tenet Healthcare Corp 6.125% 6/15/2030	4,565,000	4,580,055
Tenet Healthcare Corp 6.25% 2/1/2027	610,000	609,699
Tenet Healthcare Corp 6.75% 5/15/2031 (r)	525,000	538,172
US Acute Care Solutions LLC 9.75% 5/15/2029 (d)	4,880,000	4,954,083
		95,348,898
Health Care Technology - 0.1%
IQVIA Inc 6.5% 5/15/2030 (d)	1,525,000	1,549,443
Life Sciences Tools & Services - 0.1%
Charles River Laboratories International Inc 3.75% 3/15/2029 (d)	1,300,000	1,190,082
Charles River Laboratories International Inc 4% 3/15/2031 (d)	1,310,000	1,151,874
		2,341,956
Pharmaceuticals - 1.1%
1261229 BC Ltd 10% 4/15/2032 (d)	10,425,000	10,207,890
Bausch Health Americas Inc 8.5% 1/31/2027 (d)	384,000	364,800
Bausch Health Americas Inc 9.25% 4/1/2026 (d)	3,258,000	3,177,250
Bausch Health Cos Inc 11% 9/30/2028 (d)	1,465,000	1,377,686
Bausch Health Cos Inc 4.875% 6/1/2028 (d)	2,225,000	1,807,034
Bausch Health Cos Inc 5.25% 1/30/2030 (d)	831,000	486,463
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (d)	4,369,000	4,120,705
Organon & Co / Organon Foreign Debt Co-Issuer BV 5.125% 4/30/2031 (d)	3,080,000	2,585,201
Organon & Co / Organon Foreign Debt Co-Issuer BV 6.75% 5/15/2034 (d)(r)	410,000	386,606
Organon & Co / Organon Foreign Debt Co-Issuer BV 7.875% 5/15/2034 (d)	760,000	699,973
		25,213,608
TOTAL HEALTH CARE		140,249,899

Industrials - 9.4%
Aerospace & Defense - 1.6%
Axon Enterprise Inc 6.125% 3/15/2030 (d)(r)	3,585,000	3,647,393
Axon Enterprise Inc 6.25% 3/15/2033 (d)(r)	3,160,000	3,220,757
BWX Technologies Inc 4.125% 6/30/2028 (d)	4,380,000	4,207,661
Goat Holdco LLC 6.75% 2/1/2032 (d)	2,985,000	2,917,838
OneSky Flight LLC 8.875% 12/15/2029 (d)	1,875,000	1,892,620
Spirit AeroSystems Inc 9.75% 11/15/2030 (d)	1,145,000	1,267,408
TransDigm Inc 4.625% 1/15/2029	5,845,000	5,621,908
TransDigm Inc 6% 1/15/2033 (d)	1,185,000	1,182,543
TransDigm Inc 6.375% 3/1/2029 (d)	3,185,000	3,244,598
TransDigm Inc 6.75% 8/15/2028 (d)	2,395,000	2,439,906
TransDigm Inc 6.875% 12/15/2030 (d)	4,515,000	4,652,045
TransDigm Inc 7.125% 12/1/2031 (d)	1,140,000	1,184,901
		35,479,578
Air Freight & Logistics - 0.5%
Rand Parent LLC 8.5% 2/15/2030 (d)(r)	7,681,000	7,142,467
Stonepeak Nile Parent LLC 7.25% 3/15/2032 (d)(r)	2,935,000	2,979,759
		10,122,226
Building Products - 1.3%
Advanced Drainage Systems Inc 5% 9/30/2027 (d)	350,000	346,124
Advanced Drainage Systems Inc 6.375% 6/15/2030 (d)(r)	1,330,000	1,350,515
BCPE Ulysses Intermediate Inc 7.75% 4/1/2027 pay-in-kind (d)(e)	3,435,000	3,332,495
Builders FirstSource Inc 4.25% 2/1/2032 (d)(r)	4,720,000	4,250,888
Builders FirstSource Inc 6.375% 3/1/2034 (d)(r)	1,205,000	1,196,004
EMRLD Borrower LP / Emerald Co-Issuer Inc 6.625% 12/15/2030 (d)	6,360,000	6,449,734
EMRLD Borrower LP / Emerald Co-Issuer Inc 6.75% 7/15/2031 (d)	1,645,000	1,677,498
Masterbrand Inc 7% 7/15/2032 (d)	835,000	837,025
Miter Brands Acquisition Holdco Inc / MIWD Borrower LLC 6.75% 4/1/2032 (d)	798,000	798,573
Oscar AcquisitionCo LLC / Oscar Finance Inc 9.5% 4/15/2030 (d)(r)	2,420,000	2,202,210
Standard Building Solutions Inc 6.5% 8/15/2032 (d)	6,175,000	6,251,901
		28,692,967
Commercial Services & Supplies - 3.2%
ADT Security Corp/The 4.125% 8/1/2029 (d)(r)	1,715,000	1,618,318
Allied Universal Holdco LLC / Allied Universal Finance Corp 6% 6/1/2029 (d)	6,140,000	5,757,941
Allied Universal Holdco LLC / Allied Universal Finance Corp 9.75% 7/15/2027 (d)	5,382,000	5,401,112
Allied Universal Holdco LLC 7.875% 2/15/2031 (d)	4,080,000	4,167,151
Artera Services LLC 8.5% 2/15/2031 (d)	10,886,000	10,328,367
Brand Industrial Services Inc 10.375% 8/1/2030 (d)	8,190,000	7,779,892
Clean Harbors Inc 6.375% 2/1/2031 (d)(r)	2,570,000	2,617,802
CoreCivic Inc 4.75% 10/15/2027	3,985,000	3,881,983
CoreCivic Inc 8.25% 4/15/2029	4,845,000	5,107,163
GEO Group Inc/The 10.25% 4/15/2031	3,260,000	3,562,094
GEO Group Inc/The 8.625% 4/15/2029	3,135,000	3,295,662
GFL Environmental Inc 3.5% 9/1/2028 (d)	1,055,000	1,000,443
GFL Environmental Inc 6.75% 1/15/2031 (d)	325,000	337,837
Neptune Bidco US Inc 9.29% 4/15/2029 (d)(r)	4,033,000	3,589,370
OT Midco Inc 10% 2/15/2030 (d)	4,016,000	3,267,598
Reworld Holding Corp 4.875% 12/1/2029 (d)	2,860,000	2,672,321
Waste Pro USA Inc 7% 2/1/2033 (d)	1,630,000	1,663,058
Williams Scotsman Inc 6.625% 4/15/2030 (d)	1,330,000	1,354,087
Williams Scotsman Inc 6.625% 6/15/2029 (d)(r)	1,770,000	1,793,684
		69,195,883
Construction & Engineering - 0.7%
Amsted Industries Inc 6.375% 3/15/2033 (d)(r)	4,415,000	4,434,881
Pike Corp 5.5% 9/1/2028 (d)	927,000	910,390
Pike Corp 8.625% 1/31/2031 (d)	3,847,000	4,035,826
Railworks Holdings LP / Railworks Rally Inc 8.25% 11/15/2028 (d)	5,315,000	5,323,360
		14,704,457
Electrical Equipment - 0.2%
Sensata Technologies BV 4% 4/15/2029 (d)	2,795,000	2,571,159
WESCO Distribution Inc 6.375% 3/15/2033 (d)	2,885,000	2,918,498
		5,489,657
Ground Transportation - 0.4%
Genesee & Wyoming Inc 6.25% 4/15/2032 (d)	4,515,000	4,574,603
XPO Inc 6.25% 6/1/2028 (d)	625,000	631,192
XPO Inc 7.125% 2/1/2032 (d)	3,315,000	3,395,782
XPO Inc 7.125% 6/1/2031 (d)(r)	1,165,000	1,192,726
		9,794,303
Industrial Conglomerates - 0.2%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 4.75% 6/15/2029 (d)(r)	3,240,000	3,101,376
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 5.25% 10/1/2025 (d)	175,000	174,194
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 7% 7/15/2031 (d)(r)	1,985,000	2,039,588
		5,315,158
Machinery - 0.0%
Mueller Water Products Inc 4% 6/15/2029 (d)	920,000	863,759
Passenger Airlines - 0.3%
American Airlines 2016-3 Class A Pass Through Trust 7.25% 2/15/2028 (d)(r)	465,000	459,320
American Airlines 2016-3 Class A Pass Through Trust 8.5% 5/15/2029 (d)(r)	1,465,000	1,493,119
American Airlines Inc/AAdvantage Loyalty IP Ltd 5.5% 4/20/2026 (d)	1,509,673	1,499,611
JetBlue Airways Corp / JetBlue Loyalty LP 9.875% 9/20/2031 (d)	2,397,000	2,207,944
Spirit Loyalty Cayman Ltd / Spirit IP Cayman Ltd 11% 3/6/2030 pay-in-kind (d)(e)	387,838	306,150
		5,966,144
Professional Services - 0.3%
Amentum Holdings Inc 7.25% 8/1/2032 (d)	2,570,000	2,614,301
TriNet Group Inc 3.5% 3/1/2029 (d)	5,310,000	4,843,442
TriNet Group Inc 7.125% 8/15/2031 (d)	295,000	300,262
		7,758,005
Trading Companies & Distributors - 0.7%
Beacon Roofing Supply Inc 6.75% 4/30/2032 (d)	7,465,000	7,484,308
Fortress Transportation and Infrastructure Investors LLC 7% 6/15/2032 (d)	935,000	947,438
Fortress Transportation and Infrastructure Investors LLC 7.875% 12/1/2030 (d)	1,910,000	1,996,812
Foundation Building Materials Inc 6% 3/1/2029 (d)	1,383,000	1,165,713
United Rentals North America Inc 6.125% 3/15/2034 (d)(r)	3,160,000	3,194,084
		14,788,355
TOTAL INDUSTRIALS		208,170,492

Information Technology - 3.7%
Communications Equipment - 0.5%
CommScope LLC 4.75% 9/1/2029 (d)(r)	3,862,000	3,408,702
CommScope LLC 9.5% 12/15/2031 (d)(r)	950,000	971,823
Viasat Inc 5.625% 9/15/2025 (d)	3,484,000	3,483,843
Viasat Inc 6.5% 7/15/2028 (d)(r)	1,328,000	1,167,676
Viasat Inc 7.5% 5/30/2031 (d)	3,390,000	2,580,018
		11,612,062
Electronic Equipment, Instruments & Components - 0.5%
Coherent Corp 5% 12/15/2029 (d)	3,360,000	3,216,790
Insight Enterprises Inc 6.625% 5/15/2032 (d)	1,280,000	1,298,565
Lightning Power LLC 7.25% 8/15/2032 (d)	2,050,000	2,123,864
Sensata Technologies Inc 3.75% 2/15/2031 (d)	860,000	751,747
Sensata Technologies Inc 6.625% 7/15/2032 (d)(r)	2,060,000	2,040,885
TTM Technologies Inc 4% 3/1/2029 (d)	1,735,000	1,612,803
		11,044,654
IT Services - 0.7%
Acuris Finance US Inc / Acuris Finance SARL 5% 5/1/2028 (d)	4,520,000	3,997,226
Acuris Finance US Inc / Acuris Finance SARL 9% 8/1/2029 (d)	1,262,000	1,186,280
ASGN Inc 4.625% 5/15/2028 (d)	1,395,000	1,327,542
Cogent Communications Group Inc / Cogent Communications Finance Inc 7% 6/15/2027 (d)	3,000,000	3,009,486
Go Daddy Operating Co LLC / GD Finance Co Inc 3.5% 3/1/2029 (d)	5,410,000	5,039,539
Go Daddy Operating Co LLC / GD Finance Co Inc 5.25% 12/1/2027 (d)	985,000	976,322
		15,536,395
Semiconductors & Semiconductor Equipment - 0.5%
Entegris Inc 3.625% 5/1/2029 (d)(r)	2,140,000	1,970,364
Entegris Inc 4.75% 4/15/2029 (d)	1,255,000	1,221,280
Entegris Inc 5.95% 6/15/2030 (d)	5,525,000	5,513,478
ON Semiconductor Corp 3.875% 9/1/2028 (d)	335,000	316,671
Wolfspeed Inc 7.9583% 6/23/2030 (d)(i)(l)(s)	2,832,968	2,726,731
		11,748,524
Software - 1.1%
Cloud Software Group Inc 6.5% 3/31/2029 (d)	1,104,000	1,104,396
Cloud Software Group Inc 8.25% 6/30/2032 (d)	4,655,000	4,855,714
Cloud Software Group Inc 9% 9/30/2029 (d)	10,651,000	10,730,134
Elastic NV 4.125% 7/15/2029 (d)	878,000	828,643
Gen Digital Inc 6.25% 4/1/2033 (d)	2,305,000	2,298,782
Helios Software Holdings Inc / ION Corporate Solutions Finance Sarl 8.75% 5/1/2029 (d)	1,256,000	1,218,948
Rackspace Finance LLC 3.5% 5/15/2028 (d)	2,033,225	723,773
UKG Inc 6.875% 2/1/2031 (d)(r)	1,955,000	2,011,292
		23,771,682
Technology Hardware, Storage & Peripherals - 0.4%
Seagate HDD Cayman 5.75% 12/1/2034	1,955,000	1,888,823
Seagate HDD Cayman 8.25% 12/15/2029	715,000	766,715
Seagate HDD Cayman 8.5% 7/15/2031	875,000	936,117
Western Digital Corp 2.85% 2/1/2029	3,385,000	3,088,766
Western Digital Corp 3.1% 2/1/2032	1,405,000	1,199,555
Western Digital Corp 4.75% 2/15/2026	483,000	479,817
		8,359,793
TOTAL INFORMATION TECHNOLOGY		82,073,110

Materials - 6.2%
Chemicals - 3.1%
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031 (d)	730,000	755,893
Celanese US Holdings LLC 6.5% 4/15/2030 (r)	1,945,000	1,900,436
Celanese US Holdings LLC 6.75% 4/15/2033 (r)	3,875,000	3,637,552
Chemours Co/The 4.625% 11/15/2029 (d)(r)	4,265,000	3,571,414
Chemours Co/The 5.375% 5/15/2027	2,580,000	2,512,491
Chemours Co/The 5.75% 11/15/2028 (d)	4,800,000	4,347,939
Chemours Co/The 8% 1/15/2033 (d)	3,260,000	2,937,648
GPD Cos Inc 10.125% 4/1/2026 (d)	1,835,000	1,650,367
Kobe US Midco 2 Inc 9.25% 11/1/2026 pay-in-kind (d)(e)	4,852,277	4,154,762
Mativ Holdings Inc 8% 10/1/2029 (d)(r)	1,892,000	1,572,804
Methanex US Operations Inc 6.25% 3/15/2032 (d)	1,965,000	1,860,654
Olin Corp 5% 2/1/2030 (r)	6,555,000	6,155,896
Olin Corp 6.625% 4/1/2033 (d)	7,190,000	6,822,246
Olympus Water US Holding Corp 6.25% 10/1/2029 (d)(r)	4,350,000	3,995,524
Olympus Water US Holding Corp 7.25% 6/15/2031 (d)	980,000	980,000
Olympus Water US Holding Corp 9.75% 11/15/2028 (d)(r)	5,050,000	5,261,888
Scih Salt Hldgs Inc 4.875% 5/1/2028 (d)	690,000	661,021
Scih Salt Hldgs Inc 6.625% 5/1/2029 (d)	2,844,000	2,762,316
SCIL IV LLC / SCIL USA Holdings LLC 5.375% 11/1/2026 (d)	1,776,000	1,752,528
Tronox Inc 4.625% 3/15/2029 (d)(r)	5,670,000	4,589,722
WR Grace Holdings LLC 5.625% 8/15/2029 (d)	6,320,000	5,599,187
		67,482,288
Construction Materials - 0.6%
Quikrete Holdings Inc 6.375% 3/1/2032 (d)(r)	10,470,000	10,529,008
Quikrete Holdings Inc 6.75% 3/1/2033 (d)(r)	3,240,000	3,252,120
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (d)	575,000	589,939
		14,371,067
Containers & Packaging - 1.3%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4% 9/1/2029 (d)	4,260,000	3,707,939
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6% 6/15/2027 (d)	3,490,000	3,477,190
Ball Corp 6% 6/15/2029	507,000	516,086
Berry Global Inc 4.5% 2/15/2026 (d)	669,000	667,612
Clydesdale Acquisition Holdings Inc 6.625% 4/15/2029 (d)	1,790,000	1,803,136
Clydesdale Acquisition Holdings Inc 6.75% 4/15/2032 (d)	3,895,000	3,982,647
Clydesdale Acquisition Holdings Inc 6.875% 1/15/2030 (d)	2,310,000	2,347,065
Clydesdale Acquisition Holdings Inc 8.75% 4/15/2030 (d)	3,077,000	3,170,304
Graham Packaging Co Inc 7.125% 8/15/2028 (d)	940,000	919,216
Graphic Packaging International LLC 3.75% 2/1/2030 (d)	960,000	882,154
Graphic Packaging International LLC 6.375% 7/15/2032 (d)(r)	1,550,000	1,557,628
Sealed Air Corp 5% 4/15/2029 (d)	3,425,000	3,330,537
Sealed Air Corp 6.5% 7/15/2032 (d)(r)	1,065,000	1,083,245
Sealed Air Corp/Sealed Air Corp US 7.25% 2/15/2031 (d)(r)	1,675,000	1,744,261
		29,189,020
Metals & Mining - 1.2%
Alcoa Nederland Holding BV 7.125% 3/15/2031 (d)	7,994,000	8,235,898
ATI Inc 7.25% 8/15/2030 (r)	820,000	852,824
Cleveland-Cliffs Inc 6.875% 11/1/2029 (d)	1,020,000	987,899
Cleveland-Cliffs Inc 7% 3/15/2032 (d)(r)	2,390,000	2,245,371
Cleveland-Cliffs Inc 7.375% 5/1/2033 (d)(r)	930,000	874,260
Cleveland-Cliffs Inc 7.5% 9/15/2031 (d)(r)	2,425,000	2,346,741
Commercial Metals Co 3.875% 2/15/2031	880,000	788,965
Commercial Metals Co 4.125% 1/15/2030	2,025,000	1,903,814
Kaiser Aluminum Corp 4.5% 6/1/2031 (d)(r)	280,000	251,615
Kaiser Aluminum Corp 4.625% 3/1/2028 (d)	770,000	740,855
Novelis Corp 3.875% 8/15/2031 (d)(r)	855,000	737,935
Novelis Corp 6.875% 1/30/2030 (d)(r)	5,695,000	5,777,053
Vibrantz Technologies Inc 9% 2/15/2030 (d)	2,274,000	1,722,475
		27,465,705
TOTAL MATERIALS		138,508,080

Real Estate - 2.5%
Diversified REITs - 1.1%
Safehold GL Holdings LLC 2.8% 6/15/2031	3,516,000	3,109,622
Safehold GL Holdings LLC 2.85% 1/15/2032	2,255,000	1,919,124
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 6% 1/15/2030 (d)	6,347,000	5,676,079
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 10.5% 2/15/2028 (d)	4,030,000	4,278,993
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (d)	9,725,000	8,896,722
		23,880,540
Health Care REITs - 1.0%
CTR Partnership LP / CareTrust Capital Corp 3.875% 6/30/2028 (d)(r)	3,610,000	3,512,414
MPT Operating Partnership LP / MPT Finance Corp 3.5% 3/15/2031	4,280,000	2,836,662
MPT Operating Partnership LP / MPT Finance Corp 4.625% 8/1/2029 (r)	2,775,000	2,113,657
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027 (r)	6,875,000	6,072,161
MPT Operating Partnership LP / MPT Finance Corp 8.5% 2/15/2032 (d)	3,060,000	3,108,908
Omega Healthcare Investors Inc 3.25% 4/15/2033 (r)	4,673,000	3,950,885
		21,594,687
Real Estate Management & Development - 0.4%
Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp 7% 4/15/2030 (d)(r)	1,399,400	1,241,108
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.25% 4/15/2030 (d)	429,000	315,173
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.75% 1/15/2029 (d)	1,060,000	837,085
Forestar Group Inc 6.5% 3/15/2033 (d)	3,460,000	3,364,970
Howard Hughes Corp/The 4.125% 2/1/2029 (d)	1,830,000	1,676,339
Howard Hughes Corp/The 4.375% 2/1/2031 (d)	765,000	678,371
Kennedy-Wilson Inc 4.75% 2/1/2030 (r)	2,080,000	1,834,144
Taylor Morrison Communities Inc 5.125% 8/1/2030 (d)(r)	535,000	518,355
		10,465,545
TOTAL REAL ESTATE		55,940,772

Utilities - 4.2%
Electric Utilities - 3.5%
Clearway Energy Operating LLC 3.75% 1/15/2032 (d)	410,000	355,558
Clearway Energy Operating LLC 3.75% 2/15/2031 (d)	4,970,000	4,424,658
Clearway Energy Operating LLC 4.75% 3/15/2028 (d)	955,000	933,322
DPL Inc 4.125% 7/1/2025	2,005,000	1,988,451
DPL Inc 4.35% 4/15/2029	245,000	233,618
Edison International 6.25% 3/15/2030 (r)	943,000	955,671
Edison International 7.875% 6/15/2054 (e)(r)	1,745,000	1,634,656
Edison International 8.125% 6/15/2053 (e)(r)	2,110,000	2,009,022
NRG Energy Inc 3.375% 2/15/2029 (d)	3,060,000	2,836,579
NRG Energy Inc 3.625% 2/15/2031 (d)	1,205,000	1,083,021
NRG Energy Inc 5.25% 6/15/2029 (d)	3,140,000	3,102,609
NRG Energy Inc 5.75% 7/15/2029 (d)(r)	4,495,000	4,473,855
NRG Energy Inc 6% 2/1/2033 (d)	2,535,000	2,508,397
NRG Energy Inc 6.25% 11/1/2034 (d)(r)	3,205,000	3,200,076
PacifiCorp 7.375% 9/15/2055 (e)	5,452,000	5,534,183
PG&E Corp 5% 7/1/2028	585,000	570,617
PG&E Corp 5.25% 7/1/2030	10,135,000	9,764,884
PG&E Corp 7.375% 3/15/2055 (e)	4,030,000	3,912,284
Vistra Operations Co LLC 5% 7/31/2027 (d)	2,920,000	2,894,576
Vistra Operations Co LLC 5.5% 9/1/2026 (d)(r)	935,000	932,420
Vistra Operations Co LLC 5.625% 2/15/2027 (d)	3,155,000	3,152,960
Vistra Operations Co LLC 6.875% 4/15/2032 (d)(r)	2,850,000	2,951,971
Vistra Operations Co LLC 7.75% 10/15/2031 (d)	6,405,000	6,772,532
XPLR Infrastructure Operating Partners LP 4.5% 9/15/2027 (d)(r)	905,000	855,620
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (d)(r)	4,183,000	4,139,850
XPLR Infrastructure Operating Partners LP 8.375% 1/15/2031 (d)(r)	3,605,000	3,618,232
XPLR Infrastructure Operating Partners LP 8.625% 3/15/2033 (d)(r)	2,605,000	2,599,514
		77,439,136
Independent Power and Renewable Electricity Producers - 0.5%
AES Corp/The 6.95% 7/15/2055 (e)	5,627,000	5,247,680
Alpha Generation LLC 6.75% 10/15/2032 (d)	917,000	934,526
Calpine Corp 4.625% 2/1/2029 (d)	1,100,000	1,063,556
Calpine Corp 5.125% 3/15/2028 (d)	1,285,000	1,272,803
Sunnova Energy Corp 5.875% 9/1/2026 (d)	6,018,000	1,805,400
TerraForm Power Operating LLC 4.75% 1/15/2030 (d)	935,000	881,262
		11,205,227
Water Utilities - 0.2%
Aris Water Holdings LLC 7.25% 4/1/2030 (d)	4,460,000	4,425,774
TOTAL UTILITIES		93,070,137

TOTAL UNITED STATES		1,446,890,581
ZAMBIA - 0.5%
Materials - 0.5%
Metals & Mining - 0.5%
First Quantum Minerals Ltd 6.875% 10/15/2027 (d)	2,229,000	2,198,351
First Quantum Minerals Ltd 8% 3/1/2033 (d)	2,095,000	2,072,748
First Quantum Minerals Ltd 8.625% 6/1/2031 (d)	2,045,000	2,075,036
First Quantum Minerals Ltd 9.375% 3/1/2029 (d)	4,670,000	4,909,338

TOTAL ZAMBIA		11,255,473
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $1,847,141,922)		1,815,542,035

Preferred Securities - 1.5%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.5%
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Energy Transfer LP 6.625% (e)(t)	2,320,000	2,257,808
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.11%, 8.6946% (e)(f)(t)	6,415,000	6,443,459
		8,701,267
Financials - 0.8%
Banks - 0.5%
Bank of America Corp 6.625% (e)(t)	3,205,000	3,207,630
BW Real Estate Inc 9.5% (d)(e)(t)	3,329,000	3,302,664
Citigroup Inc 6.95% (e)(t)	200,000	198,969
Citigroup Inc 7.125% (e)(t)	2,160,000	2,162,735
		8,871,998
Capital Markets - 0.0%
Goldman Sachs Group Inc/The 6.85% (e)(t)	995,000	999,513
Consumer Finance - 0.3%
Ally Financial Inc 4.7% (e)(t)	3,735,000	3,195,851
Ally Financial Inc 4.7% (e)(t)	2,770,000	2,571,127
		5,766,978
Insurance - 0.0%
Alliant Holdings LP 10.5% (e)(i)(t)	860,680	845,578
TOTAL FINANCIALS		16,484,067

Industrials - 0.3%
Trading Companies & Distributors - 0.3%
Air Lease Corp 4.125% (e)(t)	3,435,000	3,184,399
Aircastle Ltd 5.25% (d)(e)(t)	3,660,000	3,579,595
		6,763,994
Utilities - 0.0%
Electric Utilities - 0.0%
Edison International 5% (e)(t)	635,000	565,631
TOTAL UNITED STATES		32,514,959
TOTAL PREFERRED SECURITIES (Cost $29,721,488)		32,514,959

Money Market Funds - 10.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (v)	4.33	57,871,856	57,883,431
Fidelity Securities Lending Cash Central Fund (v)(p)	4.33	175,492,711	175,510,260
TOTAL MONEY MARKET FUNDS (Cost $233,393,691)			233,393,691

U.S. Treasury Obligations - 2.6%
	Yield (%) (u)	Principal Amount (a)	Value ($)
US Treasury Notes 3.75% 5/31/2030	4.41 to 4.47	14,662,000	14,667,727
US Treasury Notes 4% 2/15/2034	3.84 to 4.74	43,071,000	42,741,238
TOTAL U.S. TREASURY OBLIGATIONS (Cost $56,203,975)			57,408,965

TOTAL INVESTMENT IN SECURITIES - 108.9% (Cost $2,457,463,343)	2,430,189,766
NET OTHER ASSETS (LIABILITIES) - (8.9)%	(198,313,780)
NET ASSETS - 100.0%	2,231,875,986

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $37,756,949 or 1.7% of net assets.

(c)	Affiliated Fund
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,547,288,805 or 69.3% of net assets.

(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(i)	Level 3 security
(j)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(k)	Non-income producing - Security is in default.
(l)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $2,016,252 and $1,945,626, respectively.

(m)	Non-income producing
(n)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $504,545 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(o)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(p)	Investment made with cash collateral received from securities on loan.
(q)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $8,019,233 or 0.4% of net assets.

(r)	Security or a portion of the security is on loan at period end.
(s)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(t)	Security is perpetual in nature with no stated maturity date.
(u)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(v)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fidelity Private Credit Company LLC	4/15/22 - 4/07/25	38,965,208

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
New Fortress Energy Inc	5/22/2025

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	11,724,968	694,178,468	648,020,767	1,428,794	762	-	57,883,431	57,871,856	0.1%
Fidelity Securities Lending Cash Central Fund	66,847,611	581,684,332	473,021,683	363,197	-	-	175,510,260	175,492,711	0.6%
Total	78,572,579	1,275,862,800	1,121,042,450	1,791,991	762	-	233,393,691

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Private Credit Company LLC	20,336,289	19,046,624	-	3,914,624	-	(1,625,964)	37,756,949	3,945,345
	20,336,289	19,046,624	-	3,914,624	-	(1,625,964)	37,756,949

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Alternative Funds	37,756,949	-	37,756,949	-

Asset-Backed Securities	3,648,543	-	3,648,543	-

Bank Loan Obligations
Communication Services	12,571,798	-	12,571,798	-
Consumer Discretionary	50,842,053	-	50,842,053	-
Consumer Staples	442,174	-	396,608	45,566
Energy	14,663,856	-	14,663,855	1
Financials	3,992,100	-	3,992,100	-
Health Care	11,347,093	-	11,347,093	-
Industrials	17,230,667	-	17,230,667	-
Information Technology	39,125,613	-	36,178,363	2,947,250
Materials	17,199,449	-	17,199,449	-
Utilities	14,089,624	-	12,203,920	1,885,704

Common Stocks
Communication Services	4,089,711	3,986,463	-	103,248
Consumer Discretionary	512,936	512,936	-	-
Consumer Staples	46,421	-	-	46,421
Energy	18,382,188	504,545	-	17,877,643
Health Care	3,565,621	1,968,915	-	1,596,706
Industrials	243,319	243,319	-	-
Information Technology	6,770,514	2,612,872	-	4,157,642

Convertible Corporate Bonds
Communication Services	7,941,698	-	7,941,698	-
Consumer Discretionary	2,732,495	-	2,732,495	-
Information Technology	8,811,524	-	8,811,524	-
Real Estate	10,600,327	-	10,600,327	-
Utilities	4,723,443	-	4,723,443	-

Non-Convertible Corporate Bonds
Communication Services	220,779,378	-	220,779,378	-
Consumer Discretionary	224,736,726	-	224,736,726	-
Consumer Staples	53,657,665	-	53,657,665	-
Energy	269,771,096	-	269,771,096	-
Financials	177,502,091	-	177,502,091	-
Health Care	144,886,645	-	144,886,645	-
Industrials	240,815,320	-	240,815,320	-
Information Technology	102,744,563	-	100,017,832	2,726,731
Materials	221,332,611	-	221,332,611	-
Real Estate	55,940,772	-	55,940,772	-
Utilities	103,375,168	-	103,375,168	-

Preferred Securities
Energy	8,701,267	-	8,701,267	-
Financials	16,484,067	-	15,638,489	845,578
Industrials	6,763,994	-	6,763,994	-
Utilities	565,631	-	565,631	-

U.S. Treasury Obligations	57,408,965	-	57,408,965	-

Money Market Funds	233,393,691	233,393,691	-	-
Total Investments in Securities:	2,430,189,766	243,222,741	2,154,734,535	32,232,490
The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investement Securities ($)	Net Unrealized Gain (Loss) on Investement Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amoritization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The Change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2025($)
Bank Loan Obligations	3,898,514	200,095	(426,653)	1,523,950	(1,532,367)	39,330	1,175,652	-	4,878,521	(363,303)
Common Stocks	21,399,838	296,274	(61,644)	7,057,489	(4,910,297)	-	-	-	23,781,660	(61,644)
Corporate Bonds	4,820,167	1,243,119	(362,803)	-	(5,712,053)	11,570	-	-	-	-
Non-Convertible Corporate Bonds	-	-	(1,054)	2,719,790	-	7,995	-	-	2,726,731	(1,054)
Preferred Securities	-	-	(2,192)	847,770	-	-	-	-	845,578	(2,192)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of April 30, 2025
Assets
Investment in securities, at value (including securities loaned of $168,766,057) - See accompanying schedule:
Unaffiliated issuers (cost $2,185,104,444)	$2,159,039,126
Fidelity Central Funds (cost $233,393,691)	233,393,691
Other affiliated issuers (cost $38,965,208)	37,756,949

Total Investment in Securities (cost $2,457,463,343)		$2,430,189,766
Cash		581,156
Receivable for investments sold		7,237,251
Receivable for fund shares sold		3,519,862
Interest receivable		33,344,818
Distributions receivable from Fidelity Central Funds		334,072
Receivable for daily variation margin on futures contracts		50
Prepaid expenses		466
Other receivables		11,409
Total assets		2,475,218,850
Liabilities
Payable for investments purchased
Regular delivery	$60,973,290
Delayed delivery	2,358,000
Payable for fund shares redeemed	2,031,988
Distributions payable	1,452,765
Accrued management fee	895,883
Other payables and accrued expenses	120,678
Collateral on securities loaned	175,510,260
Total liabilities		243,342,864
Commitments and contingent liabilities (see Significant Accounting Policies and Litigation notes)
Net Assets		$2,231,875,986
Net Assets consist of:
Paid in capital		$2,559,828,689
Total accumulated earnings (loss)		(327,952,703)
Net Assets		$2,231,875,986
Net Asset Value, offering price and redemption price per share ($2,231,875,986 ÷ 246,576,019 shares)		$9.05
Statement of Operations
Year ended April 30, 2025
Investment Income
Dividends:
Unaffiliated issuers		$2,009,118
Affiliated issuers		3,570,215
Interest		118,372,623
Income from Fidelity Central Funds (including $363,197 from security lending)		1,791,991
Total income		125,743,947
Expenses
Management fee	$9,051,370
Custodian fees and expenses	23,210
Independent trustees' fees and expenses	6,890
Registration fees	67,407
Audit fees	101,512
Legal	13,764
Miscellaneous	202,414
Total expenses before reductions	9,466,567
Expense reductions	(160,863)
Total expenses after reductions		9,305,704
Net Investment income (loss)		116,438,243
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(13,434,160)
Fidelity Central Funds	762
Foreign currency transactions	(32,540)
Futures contracts	581,427
Swaps	(3,058)
Capital gain distributions from underlying funds:
Affiliated issuers	344,409
Total net realized gain (loss)		(12,543,160)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	38,466,959
Affiliated issuers	(1,625,964)
Total change in net unrealized appreciation (depreciation)		36,840,995
Net gain (loss)		24,297,835
Net increase (decrease) in net assets resulting from operations		$140,736,078
Statement of Changes in Net Assets

	Year ended April 30, 2025	Year ended April 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$116,438,243	$103,577,241
Net realized gain (loss)	(12,543,160)	(88,763,631)
Change in net unrealized appreciation (depreciation)	36,840,995	109,870,317
Net increase (decrease) in net assets resulting from operations	140,736,078	124,683,927
Distributions to shareholders	(107,231,543)	(93,914,132)

Share transactions
Proceeds from sales of shares	1,095,780,590	436,578,762
Reinvestment of distributions	101,663,173	93,610,032
Cost of shares redeemed	(563,970,109)	(636,365,834)

Net increase (decrease) in net assets resulting from share transactions	633,473,654	(106,177,040)
Total increase (decrease) in net assets	666,978,189	(75,407,245)

Net Assets
Beginning of period	1,564,897,797	1,640,305,042
End of period	$2,231,875,986	$1,564,897,797

Other Information
Shares
Sold	120,329,496	50,252,095
Issued in reinvestment of distributions	11,123,143	10,770,620
Redeemed	(61,864,239)	(73,289,474)
Net increase (decrease)	69,588,400	(12,266,759)

Financial Highlights
Fidelity® SAI High Income Fund

Years ended April 30,	2025	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.84	$8.67	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.624	.557	.491	.388
Net realized and unrealized gain (loss)	.161	.118	(.510)	(.879)
Total from investment operations	.785	.675	(.019)	(.491)
Distributions from net investment income	(.575)	(.505)	(.461)	(.345)
Distributions from net realized gain	-	-	-	(.014)
Total distributions	(.575)	(.505)	(.461)	(.359)
Net asset value, end of period	$9.05	$8.84	$8.67	$9.15
Total Return D,E	9.00%	8.05%	(.07)%	(5.10)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.56%	.56%	.60%	.60% H
Expenses net of fee waivers, if any	.55%	.55%	.60%	.60% H
Expenses net of all reductions, if any	.55%	.55%	.60%	.60% H
Net investment income (loss)	6.85%	6.43%	5.65%	4.06% H
Supplemental Data
Net assets, end of period (000 omitted)	$2,231,876	$1,564,898	$1,640,305	$2,481,365
Portfolio turnover rate I	59%	48%	32%	59% H,J

AFor the period May 13, 2021 (commencement of operations) through April 30, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended April 30, 2025

1. Organization.
Fidelity SAI High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLC.
The Fund invests in Fidelity Private Credit Company LLC, which is a limited liability company. Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Company LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Company LLC. Fidelity Private Credit Company LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the three month period ended March 31, 2025 was 9.88%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities, U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Bank Loan Obligations	$4,878,521	Market approach	Transaction price	$100.00	Increase
		Indicative market price	Evaluated bid	$73.00	Increase
		Discounted cash flow	Yield	11.4%	Decrease
		Recovery value	Recovery value	$0.00	Increase
Common Stocks	$23,781,660	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	7.3	Increase
			Enterprise value/Revenue multiple (EV/R)	0.3	Increase
		Market approach	Transaction price	$18.00	Increase
		Discounted cash flow	Discount rate	9.4%	Decrease
		Recovery value	Recovery value	$0.04	Increase
		Black scholes	Discount rate	4.0%	Increase
			Term	4.2	Increase
			Volatility	60.0%	Increase
Non-Convertible Corporate Bonds	$2,726,731	Discounted cash flow	Yield	16.3%	Decrease
Preferred Securities	$845,578	Discounted cash flow	Yield	10.4%	Decrease

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2025, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying funds, future contracts, swaps, foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, Certain conversion ratio adjustments, capital loss carryforwards, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$58,647,704
Gross unrealized depreciation	(69,812,482)
Net unrealized appreciation (depreciation)	$(11,164,778)
Tax Cost	$2,441,354,544

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,611,878
Capital loss carryforward	$(320,399,803)
Net unrealized appreciation (depreciation) on securities and other investments	$(11,164,778)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(148,076,230)
Long-term	(172,323,573)
Total capital loss carryforward	$(320,399,803)

The tax character of distributions paid was as follows:

	April 30, 2025	April 30, 2024
Ordinary Income	$107,231,543	$ 93,914,132

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount ($)
Fidelity SAI High Income Fund	Fidelity Private Credit Company LLC	3,500,000

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
5. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity SAI High Income Fund
Credit Risk
Swaps	(3,058)	-
Total Credit Risk	(3,058)	-
Interest Rate Risk
Futures Contracts	581,427	-
Total Interest Rate Risk	581,427	-
Totals	578,369	-

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
6. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI High Income Fund	1,439,262,125	877,117,525
7. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .532% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity SAI High Income Fund	621

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI High Income Fund	1,063,730	3,495,541	744,364
8. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity SAI High Income Fund	2,446
9. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of interest. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity SAI High Income Fund	38,211	14	-
10. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until August 31, 2026. During the period, this waiver reduced the Fund's management fee by $130,023.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $30,840.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity SAI High Income Fund	12%
12. Litigation.
The Fund and other entities managed by FMR or its affiliates are involved with proceedings arising out of disputes in the United States Bankruptcy Court for the Southern District of Texas ("Bankruptcy Court"), relating to the In re Sanchez Energy Corporation chapter 11 bankruptcy case (Case No. 19-34508). A Bankruptcy Court-appointed representative of unsecured creditors asserted that eight million shares of Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (the "Company"), held in escrow pursuant to the terms of the Company's confirmed chapter 11 plan, should be awarded to the unsecured creditors instead of the Company's current equity holders, including the Fund, which were providers of debtor-in-possession financing to the Company during its chapter 11 case and holders of secured notes issued by the Company in 2018. The unsecured creditors also asserted that certain additional equity issued by the Company in 2020 in connection with two post-bankruptcy financings, also held by the Fund, is invalid. In August 2023, the Bankruptcy Court issued an opinion awarding a portion of the eight million shares to the unsecured creditors, diluting the value of the Fund's holdings in Mesquite. The Fund appealed this decision to the U.S. Court of Appeals for the Fifth Circuit. On May 30, 2025, the Fifth Circuit vacated the Bankruptcy Court's decision and ruled in favor of the providers of debtor-in-possession financing, including the Fund. Because additional court proceedings remain pending, and there may be further petitions to appeal the Fifth Circuit's ruling, the matter remains ongoing. The Fund is also incurring legal costs in defending the disputes and has recovered a portion of these legal costs through an insurance claim.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity SAI High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2025, the related statement of operations for the year ended April 30, 2025, the statement of changes in net assets for each of the two years in the period ended April 30, 2025, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2025 and for the period May 13, 2021 (commencement of operations) through April 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2025 and the financial highlights for each of the three years in the period ended April 30, 2025 and for the period May 13, 2021 (commencement of operations) through April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 1.70% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $107,231,543 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	14,516,835,136.19	94.56
Withheld	834,887,998.33	5.44
TOTAL	15,351,723,134.52	100.00
Robert A. Lawrence
Affirmative	14,430,495,798.10	94.00
Withheld	921,227,336.42	6.00
TOTAL	15,351,723,134.52	100.00
Vijay C. Advani
Affirmative	14,465,231,640.25	94.23
Withheld	886,491,494.27	5.77
TOTAL	15,351,723,134.52	100.00
Thomas P. Bostick
Affirmative	14,471,831,170.84	94.27
Withheld	879,891,963.68	5.73
TOTAL	15,351,723,134.52	100.00
Donald F. Donahue
Affirmative	14,432,670,599.88	94.01
Withheld	919,052,534.64	5.99
TOTAL	15,351,723,134.52	100.00
Vicki L. Fuller
Affirmative	14,531,407,981.65	94.66
Withheld	820,315,152.87	5.34
TOTAL	15,351,723,134.52	100.00
Patricia L. Kampling
Affirmative	14,549,142,839.16	94.77
Withheld	802,580,295.36	5.23
TOTAL	15,351,723,134.52	100.00
Thomas A. Kennedy
Affirmative	14,469,818,769.40	94.26
Withheld	881,904,365.12	5.74
TOTAL	15,351,723,134.52	100.00
Oscar Munoz
Affirmative	14,434,061,467.08	94.02
Withheld	917,661,667.44	5.98
TOTAL	15,351,723,134.52	100.00
Karen B. Peetz
Affirmative	14,521,904,618.46	94.59
Withheld	829,818,516.06	5.41
TOTAL	15,351,723,134.52	100.00
David M. Thomas
Affirmative	14,417,745,861.73	93.92
Withheld	933,977,272.79	6.08
TOTAL	15,351,723,134.52	100.00
Susan Tomasky
Affirmative	14,467,973,468.18	94.24
Withheld	883,749,666.34	5.76
TOTAL	15,351,723,134.52	100.00
Michael E. Wiley
Affirmative	14,424,002,796.91	93.96
Withheld	927,720,337.61	6.04
TOTAL	15,351,723,134.52	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9901441.103
SAH-ANN-0625

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	June 20, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	June 20, 2025

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	June 20, 2025